UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-06719

Sterling Capital Funds

(Exact name of registrant as specified in charter)

434 Fayetteville St., Suite 500
Raleigh, NC 27601

(Address of principal executive offices) (Zip code)

James T. Gillespie, President
Sterling Capital Funds
434 Fayetteville St., Suite 500
Raleigh, NC 27601

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

2023 September 30 Annual Report

PULSUS UT LIBERA

STERLING
CAPITAL FUNDS

Sterling Capital Funds

(This page is intentionally left blank.)

Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this Sterling Capital Funds Annual Report covering the 12 months from October 1, 2022, to September 30, 2023.

Equity markets posted double-digit returns over the 12-month period under review. Share prices rebounded strongly in October 2022 after relatively weak performance for much of the calendar year. Stock prices peaked early in the third quarter of 2023 before declining modestly through the end of the period.

Inflation and the Federal Reserve’s (Fed’s) monetary policy decisions were major themes influencing domestic equity performance during the 12-month period under review. Investors began the period concerned that the Fed’s rate hikes would drive the U.S. economy into a recession. Those fears faded with the New Year as inflation showed signs of cooling and economic fundamentals remained strong, but they were renewed after the Fed raised interest rates in July and again in September after Fed Chair Jerome Powell adopted a more hawkish tone about potential interest rate moves in 2024.

Although U.S. and developed international equities ended the 12-month period largely in line with one another, the pace of those gains and the nature of the trends differed. For instance, domestic equities underperformed international equities for the fourth quarter of 2022, while that pattern reversed across the latter half of the period. In fact, most of the gains for international stocks took place during the fourth quarter of 2022, when large-cap international stocks, as measured by the MSCI1 EAFE Large Cap (LC) Index, gained 17.3% and the S&P 500®2 Index, a measure of large-cap U.S. stocks, posted a 7.5% gain. Value stocks also generally outperformed growth names during this final quarter of 2022, as they did for most of 2022.

In early 2023, U.S. Investors appeared to regain some of their appetite for risk. Fears of a financial crisis, triggered by the well-publicized failure of a few regional banks in March, kept share prices mostly in check across the first quarter of 2023. However, U.S. equities rebounded strongly through the second quarter of 2023. Despite mixed economic data, investors’ appetite for risk increased, leading to a shift toward growth stocks and away from value names. In fact, across the first three quarters of 2023, U.S. large-cap growth stocks, as measured by the Russell3 1000® Growth Index, returned 25.0%, outperforming the 1.8% return by U.S. large-cap value stocks, as measured by the Russell 1000® Value Index. By comparison, value stocks continued to outperform growth names in international markets across the same final three quarters of the period, even as the difference was more muted. The MSCI ACWI ex USA Value Index, a measure of large- and mid-cap international value stocks, returned 8.8% during the first nine months of 2023. That compared to a 2.9% gain for the MSCI ACWI ex USA Growth Index. It was only in the final quarter of the period that investor enthusiasm for growth stocks waned. During that period, investors worried about the potential for additional interest rate hikes, a more hawkish stance by the Fed, the risk of a government shutdown, and the economic impact of a prolonged autoworkers strike. U.S. large-cap growth and value stocks both declined equally across the final quarter of the period.

Domestic investors’ pivot to growth during the period was visible in the performance of individual sectors of the S&P 500. In the fourth quarter of 2022, the energy, industrials, and materials sectors posted the strongest gains, while consumer discretionary and communication services were the only sectors of the index to post a loss for the quarter. When considering the first three quarters of 2023, however, the three top-performing sectors were communications services, information technology, and consumer discretionary. Meanwhile, more-defensive areas such as health care, consumer staples, real estate, and utilities all lagged their peers.

Over the course of the 12-month period, the Fed raised the fed funds rate4 – a key short-term interest rate – six times for a total increase of 225 basis points5 (bps), or 2.25%. The two rate hikes in the fourth quarter of 2022 accounted for 125bps, while the four rate hikes in February, March, May, and July were each 25bp increases. The rapid rise in interest rates had the expected effect on bonds of pushing down prices. However, those effects were mixed along the length of the yield curve6 as investors worked to process the monthly changes in inflation data and the shifting tone of the Fed.

In the fourth quarter of 2022, short-term yields skyrocketed, with the yield on 6-month Treasuries up 100bps for the quarter. Meanwhile, the yield on 10-year Treasuries remained relatively flat. In the first quarter of 2023, a banking crisis among regional banks in March 2023 led to a flight to safety which saw Treasury yields decline despite the single Fed interest rate increase that took place in February. The inversion between two- and 10-year Treasuries declined to -56bps by the end of the quarter. Meanwhile, the spread on corporate yields narrowed as the Fed and FDIC aggressively intervened in the regional banking crisis, and confidence in the resilience of the banking system returned.

In the second quarter, yields rose once again as investors regained confidence in the economy, but the increases were uneven across the length of the yield curve. The inversion between 2- and 10-year Treasuries grew -106bps by the end of the quarter. The spread on corporate yields tightened even further. In the third quarter, yields increased sharply across the curve as the economy demonstrated its resilience to the aggressive Fed rate hikes as it added more jobs than expected, and markets began to weigh future rate increases. The yield curve began to normalize near the end of the period, and the inversion between two- and 10-year Treasuries was reduced to just -50bps by the end of the quarter. Yields on 2-year Treasuries ended the period at 5.0% (up from 4.2% at the start of the period) and yields on 10-year Treasuries ended the period at 4.6% (up from 3.8% at the start of the period) – levels not seen since before the 2008 Financial Crisis. The rise in interest rates across the period negatively affected bond returns, and the Bloomberg7 U.S. Aggregate Bond Index was down 1.21% YTD through September 30.

The Fed’s aggressive rate hikes proved effective in cooling inflation over the 12-month period, although not quite down to the Fed’s target of 2.0%. The Consumer Price Index8 (CPI) began the period at 7.7% and finished the period at 3.7%, with its lowest point at 3.0% in June. Despite the aggressive rate hikes, the economy remained resilient, with gross domestic product9 (GDP) increasing at an annualized rate of 2.6% in the fourth quarter of 2022 and increases of 2.2% and 2.1% across the first and second quarters of 2023, respectively. The advance estimate for GDP growth in the third quarter of 2023 is a robust 4.9%. Employment data was one of the key metrics investors turned to for confirmation of the U.S. economy’s strength in the face of rising interest rates. The monthly unemployment rate started the 12-month period at 3.7% and ended the period at 3.8%.

The S&P 500 gained 21.6% (total return) during the 12 months under review. Small-cap stocks underperformed their large-cap counterparts over the same period, with the Russell 2000® Index gaining 8.9% (total return). International markets also posted strong returns, with the MSCI EAFE Index up 22.3% (price return), while the MSCI Emerging Markets Index posted a more modest gain of 11.7% (net return) for the period.

We will continue to monitor the evolving economic and market climate and will manage the Sterling Capital Funds accordingly. Thank you for your confidence in Sterling Capital Management. We look forward to serving your investment needs during the months and years ahead.

Past performance is not indicative of future results. Any type of investing involves risk and there are no guarantees that these methods will be successful.

Specific securities identified and described do not represent all of the securities purchased, sold or recommended to clients. There are no assurances that securities identified will be profitable investments. The securities described are neither a recommendation nor a solicitation. Security information is being obtained from resources the firm believes to be accurate, but no warrant is made as to the accuracy or completeness of the information.

The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

Sincerely,

James T. Gillespie
President
Sterling Capital Funds

Jeffrey J. Schappe, CFA®
Managing Director
Sterling Capital Management LLC

[1]	“MSCI Inc. is an American finance company headquartered in New York, NY. MSCI is a global provider of equity, fixed income, real estate indexes, multi-asset portfolio analysis tools, ESG and climate products. It operates the MSCI Europe/Australasia/Far East (EAFE) Indices (EAFE), the MSCI All Country World Indices (ACWI), and the MSCI Emerging Markets Indices referenced herein, among others.
[2]	“S&P 500®” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole.
[3]	LSEG Group, the parent company of FTSE Russell, is a global finance company headquartered in London, UK and is a provider of investment data, indices, and analytics across multiple asset classes. FTSE Russell operates the Russell 1000® and Russell 2000® U.S. equity indices referenced herein, among others.

Letter from the President and the Investment Advisor

[4]	The Fed Funds Rate refers to the interest rate that depository institutions (such as banks and credit unions) charge other depository institutions for overnight lending of capital from their reserve balances on an uncollateralized basis.
[5]	Basis points (bps) are a measure equal to 1/100 of one percent, typically used to express differences in interest rates.
[6]	A yield curve is a line that plots the yields of bonds of similar credit quality but different maturity dates.
[7]	“Bloomberg®” and the Bloomberg indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Sterling Capital Management LLC and its affiliates. Bloomberg is not affiliated with Sterling Capital Management LLC or its affiliates, and Bloomberg does not approve, endorse, review, or recommend the product(s) presented herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the product(s) presented herein. It operates the Bloomberg U.S. Aggregate Bond Index referenced herein, among others.
[8]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.
[9]	Real gross domestic product (GDP) is an inflation-adjusted measure that reflects the value of all goods and services produced by an economy in a given year, expressed in base-year prices.

Past performance does not guarantee future results. Mutual fund investing involves risk including the possible loss of principal.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) and is paid a fee for its services. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Truist Financial Corporation (“Truist”) or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, LLC. The distributor is not affiliated with Truist Financial Corporation or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

Sterling Capital Behavioral Large Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Large Cap Value Equity Fund (the “Fund”) is managed by Portfolio Managers Robert W. Bridges, CFA®, Senior Managing Director, and Robert O. Weller, CFA®, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA®

Robert W. Bridges, CFA, Senior Managing Director, CIO and Head of Equity, joined Sterling Capital in 1996 and has investment experience since 1991. He has been co-portfolio manager of the Behavioral Large Cap Value Equity Fund since August 2013. Bob is a graduate of Wake Forest University, where he received a B.S. in Business. He holds the Chartered Financial Analyst designation.

Robert O. Weller, CFA®

Robert O. Weller, CFA, Executive Director, joined Sterling Capital in 2012 and has investment experience since 1996. He has been co-portfolio manager of the Behavioral Large Cap Value Equity Fund since August 2013. Rob is a graduate of Loyola University Maryland, where he received a B.B.A. in Finance. He holds the Chartered Financial Analyst designation.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. The overall results of the Fund will be dependent on the process and ability of the Adviser to recognize a company’s value. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry. The Fund may also invest in exchange-traded funds (ETFs); thus shareholders may bear additional costs and the ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Russell 1000® Value Index.

Q. What factors affected the Fund’s performance?

A. The Russell 1000® Index as a whole posted double-digit gains during the 12-month period amid strong domestic equity returns. A large portion of those gains were driven by large-cap, high-growth technology companies that make up a large portion of the Index. These companies benefited from investor enthusiasm about artificial intelligence (AI) and a general increase in investor optimism in the resilience of the economy despite the rapid rise in interest rates. This shift in attitude helped drive investors to pivot in early 2023 toward growth-oriented names and away from value-oriented stocks. This trend negatively affected the absolute performance of both the Fund and its value-oriented benchmark as it drove value to underperform growth for the period under review. Investor enthusiasm waned briefly in March after the well-publicized failures of a few regional financial institutions fanned fears about liquidity and potential bank runs. However, markets quickly rebounded in the second quarter of 2023 and continued to post steady gains throughout most of the rest of the period.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear, and ego. One element of the Fund’s strategy is a focus on how investor fears result in cheaper stocks. Shares held at discounts provided most of the relative outperformance over the year as such holdings posted positive returns, while expensive stocks underperformed.

The Fund’s relative performance suffered from investors’ pivot toward riskier investments in January. This shift led momentum stocks to underperform, and targeting momentum is one of the Fund’s priorities. The shift caused the Fund to underperform significantly in January, but some of those losses were recouped later in the quarter when the regional bank failures triggered investor concerns around liquidity and caused the markets to pull back.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Russell 1000® Value Index measures the performance of value-style investing in large-cap U.S. stocks.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	9.74%	3.85%	7.54%
Class C Shares**	2/1/01	15.57%	4.31%	7.38%
Institutional Shares	10/9/92	16.74%	5.34%	8.45%
Class R6 Shares	2/1/18[1]	16.84%	5.43%	8.49%
Russell 1000® Value Index	N/A	14.44%	6.23%	8.45%
Bloomberg U.S. 1000 Value Index	N/A	14.99%	6.81%	9.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Russell 1000® Value Index is a widely recognized index of common stocks that measures the performance of the large-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg U.S. 1000 Value Index provides exposure to companies with superior value factor scores based on their earnings yield, valuation, dividend yield, and growth.

Sterling Capital Mid Value Fund

Portfolio Managers

Sterling Capital Mid Value Fund (the “Fund”) is managed by Portfolio Managers Patrick W. Rau, CFA®, Managing Director, William C. Smith, CFA®, Executive Director and Lee D. Houser, CFA®, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Patrick W. Rau, CFA®

Patrick W. Rau, CFA®, Managing Director, joined Sterling Capital Management in 2001 and has investment experience since 1993. Patrick has been co-portfolio manager of Mid Value Fund since August 2021. Patrick received his A.B. in Political Science from Duke University and his MBA from Vanderbilt University. He holds the Chartered Financial Analyst designation.

William C. Smith, CFA®

William C. Smith, CFA®, Executive Director, joined Sterling Capital Management in 2015 and has investment experience since 2002. Will has been co-portfolio manager of the Mid Value Fund since August 2021 and served as associate portfolio manager of the Fund from February 2021 to August 2021. Will received his B.E. in Structural Engineering from Vanderbilt University and his MBA from the London Business School. He holds the Chartered Financial Analyst® designation.

Lee D. Houser, CFA®

Lee D. Houser, CFA®, Executive Director, joined Sterling Capital Management in 2006 and has investment experience since 1999. Lee has been associate portfolio manager of the Mid Value Fund since February 2021. Lee received his B.S. in Mathematics and Economics from James Madison University, where he was a summa cum laude graduate, and his MBA from Duke University. He holds the Chartered Financial Analyst® designation.

Investment Considerations

The Fund may invest in undervalued securities that may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities, which may be more volatile and less liquid due to currency fluctuation, political instability, and social and economic risks.

Q. How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares outperformed its benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. Despite an aggressive series of interest rate hikes by the Federal Reserve (the Fed) throughout the period under review, the economy remained resilient. As the period progressed, investors grew increasingly optimistic about the Fed’s ability to rein in inflation without triggering a recession. The stubbornly high inflation rate eased throughout the 12-month period, even as the unemployment rate remained near historic lows. In this environment, domestic equities generally performed well as investors, encouraged by healthy corporate profits, shifted significant assets into equities, which helped boost the Fund’s absolute returns. Amid this shift to a more risk-on attitude, the Fund’s holdings within the consumer discretionary, real estate, and utilities sectors added to absolute performance, while investments in industrials, materials, and consumer staples generally lagged on an absolute basis.

The Fund’s relative performance benefited from stock selection in the consumer discretionary, health care, and communications services sectors. Leading contributors included a video game company that announced a major product upgrade and an outpatient services company that benefitted from lower labor costs.

Stock selection within industrials and materials dragged on the Fund’s performance relative to its benchmark. Detractors included a staffing company experiencing a slowdown in demand and an agricultural products company facing a destocking cycle.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The Russell Midcap® Value Index measures the performance of value-style investing in mid-cap U.S. stocks.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	8/1/96	6.92%	2.99%	5.80%
Class C Shares**	7/25/01	12.57%	3.44%	5.64%
Institutional Shares	8/1/96	13.77%	4.49%	6.70%
Class R6 Shares	2/1/18[1]	13.86%	4.56%	6.75%
Russell Midcap® Value Index	N/A	11.05%	5.18%	7.92%
Bloomberg U.S. Mid Cap Value Index	N/A	11.50%	6.24%	8.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

1	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg U.S. Mid Cap Value Index is a float market-cap-weighted index based on an equal-weighted combination of four factors:

earnings yield, valuation, dividend yield, and growth.

Sterling Capital Behavioral Small Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Small Cap Value Equity Fund (the “Fund”) is managed by Portfolio Managers Robert W. Bridges, CFA®, Senior Managing Director, and Robert O. Weller, CFA®, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA®

Robert W. Bridges, CFA®, Senior Managing Director, CIO and Head of Equity, joined Sterling Capital in 1996 and has investment experience since 1991. He has been co-portfolio manager of the Behavioral Small Cap Value Equity Fund since June 2013. Bob is a graduate of Wake Forest University, where he received a B.S. in Business. He holds the Chartered Financial Analyst® designation.

Robert O. Weller, CFA®

Robert O. Weller, CFA®, Executive Director, joined Sterling Capital in 2012 and has investment experience since 1996. He has been co-portfolio manager of the Behavioral Small Cap Value Equity Fund since June 2013. Rob is a graduate of Loyola University Maryland, where he received a B.B.A. in Finance. He holds the Chartered Financial Analyst® designation.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory as well as more sensitive to adverse conditions.

Q. How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. The Russell 2000 posted single-digit gains during the 12-month period amid strong domestic equity returns. Small-cap stocks generally underperformed their large-cap counterparts in large part due to robust gains by the equity market’s biggest, highest-growth technology companies who benefited from investor enthusiasm about artificial intelligence (AI). Investors regained their appetite for risk in early 2023 as inflation showed signs of easing without slowing the economy enough to tip it into a recession. However, rates continued to increase throughout most of the period, causing markets to rise and fall as investors attempted to predict the Federal Reserve’s strategy and to interpret the future effects of higher rates on the economy.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear, and ego. One element of the Fund’s strategy is a focus on how investor fears result in cheaper stocks. Shares held at discounts provided most of the relative outperformance over the year as such holdings posted positive returns, while expensive stocks underperformed.

The shift by investors toward a risk on attitude in January detracted from the Fund’s performance relative to its benchmark due to the Fund’s strategy of targeting momentum stocks. The shift led investors to pivot to growth-oriented stocks and away from value-oriented stocks that had previously experienced increased momentum, which caused the momentum strategy to significantly detract from relative returns early in the period. The Fund was able to recapture some of those lost returns after the well-publicized failures of a few regional banks caused markets to pull back in March. However, the strategy remained largely neutral to relative results throughout the rest of the period.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Russell 2000® Value Index measures the performance of value-style investing in small cap U.S. stocks.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/29/10	6.99%	2.52%	5.73%
Class C Shares**	1/29/10	12.70%	2.97%	5.56%
Institutional Shares	1/2/97	13.86%	4.01%	6.62%
Class R6 Shares	2/1/18[1]	13.94%	4.07%	6.66%
Russell 2000® Value Index	N/A	7.84%	2.59%	6.19%
Bloomberg U.S. 2000 Value Index	N/A	12.88%	4.34%	7.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

1	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg U.S. 2000 Value Index is a float market-cap-weighted benchmark of the lower 2000 in capitalization of the Bloomberg U.S. 3000 Index that provides exposure to companies with superior value factor scores based on their earnings yield, valuation, dividend yield, and growth.

Sterling Capital Special Opportunities Fund

Portfolio Managers

Sterling Capital Special Opportunities Fund (the “Fund”) is managed by Portfolio Managers James L. Curtis, CFA®, Executive Director and Daniel A. Morrall, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

James L. Curtis, CFA®

James L. Curtis, CFA®, Executive Director, first worked at Sterling Capital Management from 1999 to 2001 and rejoined the firm in 2020. He has investment experience since 1996 and has served as Co-Portfolio Manager of the Special Opportunities Fund since April 2023. Jim received his B.S.B.A. in Finance from the University of North Carolina at Chapel Hill’s Kenan-Flagler Business School and his M.B.A. in Finance from Emory University’s Goizueta Business School. He holds the Chartered Financial Analyst® designation.

Daniel A. Morrall

Daniel A. Morrall, Executive Director, joined Sterling Capital Management in 2014 and has investment experience since 2001. Dan has been co-portfolio manager of the Special Opportunities Fund since December 2021 and was associate portfolio manager of the Fund from July 2021 to December 2021. Dan received his B.S. in Business and Economics from Washington and Lee University, his MBA from Columbia Business School, and his M.S.I.T. from Capella University.

Investment Considerations

The Fund is subject to investment style risk, which depends on the market segment in which the Fund is primarily invested. An investment in growth stocks may be particularly sensitive to market conditions while value stocks may be undervalued for longer than anticipated. The Fund may invest in foreign securities subject to risks such as currency volatility and political and social instability or small capitalization companies subject to greater volatility and less liquidity due to limited resources or product lines.

Q. How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell 3000® Index.

Q. What factors affected the Fund’s performance?

A. The Russell 3000® posted double-digit gains during the 12-month period despite continued hikes in the federal funds interest rate by the Federal Reserve. Rising corporate earnings helped boost investor optimism about growth prospects in 2023 and dampen any concerns about the potential for a recession. As a result, counter-cyclical sectors such as utilities, consumer staples, real estate, and health care did poorly, while investor appetite for high-growth technology areas such as artificial intelligence (AI), cloud-based services, video streaming, and electric vehicles all increased. These economic conditions similarly drove the Fund to post double-digit returns for the period, although those gains mostly came across the first three quarters of the period. The Fund declined on an absolute basis in the third quarter 2023 due to concerns about the effects of higher costs of capital.

The Fund’s performance relative to its benchmark suffered mostly from allocation decisions. For example, an above-benchmark exposure to the health care sector lagged as investors sought growth opportunities elsewhere. Similarly, the Fund’s overweight exposure to the financials sector detracted due to investor concerns about liquidity and potential bank runs after the well-publicized failures of a few regional banks in March. Meanwhile, the Fund’s below-benchmark exposure to the energy sector (a result of its strategy of focusing on enterprises with strong secular growth and balance sheets) also weighed on relative results as oil prices rose during the period, boosting share prices in that sector. Lastly, the Fund’s lack of ownership of four large technology companies, which comprise 12% of the benchmark, was a detractor from relative performance as those companies outperformed during the period. The Fund management team regarded those names as either too pricey or had issues with their underlying fundamentals.

The Fund’s relative returns benefitted from an above-benchmark exposure to the technology and communications services sectors as well as stock selection within the sectors that benefited from developments in generative AI and other digital transformations. Those investments included holdings of a leading Internet company, as well as two semiconductor providers and a major software business. The Fund’s below-benchmark exposure to the struggling sectors of utilities, real estate, and consumer staples also added on a relative basis.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	6/2/03	11.18%	5.73%	9.42%
Class C Shares**	6/2/03	17.07%	6.19%	9.25%
Institutional Shares	6/2/03	18.28%	7.25%	10.35%
Class R6 Shares	2/1/18[1]	18.39%	7.34%	10.40%
Russell 3000® Index	N/A	20.46%	9.14%	11.28%
Bloomberg U.S. 3000 Index	N/A	20.41%	9.12%	11.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Russell 3000® Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg U.S. 3000 Index is a float market-cap-weighted benchmark of the 3000 most highly capitalized U.S. companies.

Sterling Capital Equity Income Fund

Portfolio Managers

Sterling Capital Equity Income Fund (the “Fund”) is managed by Portfolio Managers Jeremy M. Lopez, CFA®, Executive Director and Charles J. Wittmann, CFA®, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Jeremy M. Lopez, CFA®

Jeremy M. Lopez, CFA®, Executive Director, joined Sterling Capital Management in 2016 and has investment experience since 1997. Jeremy has been co-manager of the Equity Income Fund since November 2022. Jeremy received his B.A. in Economics from Wheaton College and his M.B.A. from the University of Chicago's Booth School of Business. He holds the Chartered Financial Analyst® designation.

Charles J. Wittmann, CFA®

Charles J. Wittmann, CFA®, Executive Director, joined Sterling Capital Management in 2014 and has investment experience since 1995. He has been co-portfolio manager of the Equity Income Fund since December 2021 and was associate portfolio manager of the Fund from July 2021 to December 2021. Chip received his B.A. in Economics from Davidson College and his MBA from Duke University's Fuqua School of Business. He earned the Certificate in ESG Investing, which is developed, administered and awarded by the CFA® Society of the United Kingdom. He holds the Chartered Financial Analyst® designation.

Investment Considerations

The Fund invests primarily in dividend-paying securities. These securities may be undervalued and their value could be negatively affected by a rise in interest rates. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares underperformed its benchmark, the Russell 1000 Value® Index.

Q. What factors affected the Fund’s performance?

A. Equity markets experienced strong gains for the 12-month period under review, including the Fund’s benchmark, which posted double-digit gains. Share prices rose as investors grew less concerned that the economy was headed for a recession and more optimistic about corporate earnings estimates for 2024. The optimism persisted, despite continued interest rate hikes by the Federal Reserve (the Fed). In total, the Fed raised interest rates six times throughout the period, bringing the federal funds rate from 3.25% at the start of the period up to 5.50% by the end. In this environment, the investment pillars that underlie the Fund’s strategy had mixed performance for the period under review, with dividend growth and yield falling out of favor. From a sector perspective, consumer discretionary, energy, industrials, information technology, and materials all posted gains of more than 20% on an absolute basis.

The Fund’s lack of exposure to a major social media platform company was the largest single detractor from relative performance for the period. That company, which does not pay a dividend, made up a large portion of the Russell 1000

Value Index for the first three quarters of the period, posting strong gains over that timeframe. The Fund’s exposure to the underperforming health care sector also weighed on relative results, along with a below-benchmark exposure to the outperforming energy sector. The latter sector did well, as oil prices rose during the final quarter of the period under review.

The Fund’s relative results benefited from its investments within the information technology sector. In particular, the Fund benefited from stock selection related to generative artificial intelligence (AI) and semiconductor companies (as well as its above-benchmark exposure to the sector in general) which outperformed. The Fund’s investments in a variety of insurance companies within the financials sector also added to relative results, as did stock selection within industrials. The Fund’s new investments in a plumbing and HVAC company as well as a human resources management provider both added to relative results as those companies outperformed. The Fund’s lack of exposure to the struggling utilities sector also added to performance on a relative basis.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	6/30/04	6.08%	7.74%	8.88%
Class C Shares**	6/30/04	11.71%	8.21%	8.71%
Institutional Shares	6/30/04	12.83%	9.29%	9.80%
Class R6 Shares	2/1/18[1]	12.94%	9.40%	9.86%
Russell 1000® Value Index	N/A	14.44%	6.23%	8.45%
Bloomberg U.S. 1000 Value Index	N/A	14.99%	6.81%	9.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Russell 1000® Value Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg U.S. 1000 Value Index provides exposure to companies with superior value factor scores based on their earnings yield, valuation, dividend yield, and growth.

Sterling Capital Behavioral International Equity Fund

Portfolio Managers

Sterling Capital Behavioral International Equity Fund (the “Fund”) is managed by Portfolio Managers Robert W. Bridges, CFA®, Senior Managing Director, and Robert O. Weller, CFA®, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA®

Robert W. Bridges, CFA®, Senior Managing Director, CIO and Head of Equity, joined Sterling Capital in 1996 and has investment experience since 1991. He has been co-portfolio manager of the Behavioral International Equity Fund since inception. Bob is a graduate of Wake Forest University, where he received a B.S. in Business. He holds the Chartered Financial Analyst® designation.

Robert O. Weller, CFA®

Robert O. Weller, CFA®, Executive Director, joined Sterling Capital in 2012 and has investment experience since 1996. He has been co-portfolio manager of the Behavioral International Equity Fund since inception. Rob is a graduate of Loyola University Maryland, where he received a B.B.A. in Finance. He holds the Chartered Financial Analyst® designation.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and market momentum. The Fund will invest in foreign securities which may be more volatile and less liquid due to currency fluctuation, political instability, and social and economic risks. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry, and exchange-traded funds (ETFs). Investing in ETFs may cause shareholders to bear additional costs, and an ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Developed Markets ex.-North America Large and Mid-Cap Index.

Q. What factors affected the Fund’s performance?

A. International large- and mid-cap stocks posted double-digit returns during the 12-month period under review. Most of these gains occurred in late 2022 and January 2023 as investors saw that Europe would avoid a worst-case scenario energy shortage caused by the war in Ukraine. The international financials sector also benefitted from the relative strength of European Union banks compared to their American counterparts, where mid-cap financial institutions have suffered from higher costs and the fallout from the failure of a few regional banks in March 2023.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear, and ego.

The Fund’s relative performance benefited from its strategy by targeting momentum stocks. Unlike the shift toward high-growth technology names that occurred in domestic markets as investors adopted a risk-on attitude in January 2023, international investors remained more cautious and continued with their strategies from 2022, which allowed momentum stocks and the Fund’s momentum strategy to outperform. Value-oriented stocks remained more in favor in international markets than they did domestically, which also added to the Fund’s relative results through its behavioral strategy, as stocks held at discounts generally outperformed.

The two biggest detractors from the Fund’s performance relative to its benchmark were sector allocations that resulted from its strategies targeting favorable valuations, momentum, and earnings revisions. An above-benchmark exposure to the industrials sector and an underweight position in information technology both weighed on relative results as the former underperformed and the latter outperformed.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The Bloomberg Developed Markets ex.-North America Large & Mid Cap Index is a float market-cap-weighted equity benchmark that covers 85% market cap of the measured market.

“Bloomberg®” and the Bloomberg indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Sterling Capital Management LLC and its affiliates. Bloomberg is not affiliated with Sterling Capital Management LLC or its affiliates, and Bloomberg does not approve, endorse, review, or recommend the product(s) presented herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the product(s) presented herein.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	11/28/14	24.95%	-1.25%	1.39%
Class C Shares**	11/28/14	31.56%	-0.83%	1.31%
Institutional Shares	11/28/14	33.01%	0.19%	2.31%
Class R6 Shares	2/1/18[1]	32.87%	0.20%	2.33%
Bloomberg Developed Markets ex North America Large and Mid Cap Index (Net)	N/A	25.72%	3.32%	3.82%
MSCI EAFE® Net Index	11/30/14	25.65%	3.24%	3.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit ww.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the MSCI EAFE® Net Index, an unmanaged index which is generally representative of large- and mid-cap equity across developed markets countries around the world, excluding the U.S. and Canada. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. Effective February 1, 2023, the primary benchmark for the Fund changed from the MSCI EAFE Net Index to the Bloomberg Developed Markets ex North America Large and Mid Cap Index (Net).

Sterling Capital SMID Opportunities Fund

Portfolio Manager

Sterling Capital SMID Opportunities Fund (the “Fund”) is managed by Portfolio Manager Lee D. Houser, CFA®, Executive Director.

Lee D. Houser, CFA®

Lee D. Houser, CFA®, Executive Director, joined Sterling Capital Management in 2006 and has investment experience since 1999. Lee has been portfolio manager of the SMID Opportunities Fund since August 2021. Lee received his B.S. in Mathematics and Economics from James Madison University, where he was a summa cum laude graduate, and his MBA from Duke University. He holds the Chartered Financial Analyst® designation.

Investment Considerations

The Fund uses a multi-style approach and invests in both growth and value-oriented companies. A growth investment style may be particularly sensitive to market conditions. Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. The Fund invests in small and middle capitalization companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than investments in larger more established companies. As a result, share price changes may be more erratic or trade less frequently in lesser quantities.

Q. How did the Fund perform during the period from its inception on October 1, 2022 to September 30, 2023?

A. The Fund’s Institutional Shares outperformed its benchmark, the Russell 2500® Index.

Q. What factors affected the Fund’s performance?

A. Despite an aggressive series of interest rate hikes by the Federal Reserve (the Fed) throughout the period under review, the economy remained resilient. As the period progressed, investors grew increasingly optimistic about the Fed’s ability to rein in inflation without triggering a recession. The stubbornly high inflation rate eased throughout the 12-month period, even as the unemployment rate remained near historic lows. In this environment, domestic equities generally performed well as investors, encouraged by healthy corporate profits, shifted significant assets into equities, which helped boost the Fund’s absolute returns. Amid this shift to a more risk-on attitude, the Fund’s holdings within the healthcare, consumer discretionary, and materials sectors added to absolute performance, while investments in industrials, information technology, and financials lagged on an absolute basis.

The Fund held an above-benchmark exposure to mid-cap firms during the period. This relative positioning contributed to the Fund’s outperformance relative to its benchmark as stocks of medium-sized companies generally outperformed those of smaller companies.

Stock selection in the industrials sector weighed most heavily on the Fund’s relative performance during the period. A manufacturer of sensors used in automobiles performed poorly as supply chain disruptions negatively impacted global automobile production, thus generating a headwind that negatively affected the company’s profit margin. A below-benchmark exposure to the information technology sector also dragged on relative results, as the sector outperformed partly due to the excitement surrounding advancements in artificial intelligence.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The Russell 2500® Index is a market cap-weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of U.S.-based listed equities.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	9/30/16	5.05%	3.08%	5.75%
Class C Shares**	9/30/16	10.74%	3.54%	5.86%
Institutional Shares	9/30/16	11.84%	4.58%	6.92%
Russell 2500® Index	9/30/16	11.28%	4.55%	7.96%
Bloomberg U.S. 2500 Index	N/A	11.61%	4.28%	7.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/ or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Russell 2500® Index is a widely recognized index of common stocks that measures the performance of the small and mid cap sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg U.S. 2500 Index is a float market-cap-weighted benchmark of the lower 2500 in capitalization of the Bloomberg U.S. 3000 Index.

Sterling Capital Mid Cap Relative Value Fund

Portfolio Managers

Sterling Capital Mid Cap Relative Value Fund (the “Fund”) is managed by Portfolio Managers Shawn M. Gallagher, CFA®, Executive Director and Andrew T. DiZio, CFA, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Shawn M. Gallagher, CFA®

Shawn M. Gallagher, CFA®, Executive Director, joined Stratton Management Company in 2005 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003 and has been co-portfolio manager of the Stratton Mid Cap Value Fund since November 2015. Shawn received his B.S. in Finance from Pennsylvania State University. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Andrew T. DiZio, CFA®

Andrew T. DiZio, CFA®, Executive Director, joined Stratton Management Company in 2012 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003. Andy has been co-portfolio manager of the Mid Cap Value Fund since August 2021 and was associate portfolio manager of the Fund from November 2015 to August 2021. Andy received his B.S. in Finance with a minor in Economics from Pennsylvania State University. He holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Investment Considerations

Mid-capitalization companies are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q.  How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares outperformed its benchmark, the Russell Midcap® Value Index.

Q.	What factors affected the Fund’s performance?

A. Equity markets posted strong returns for the 12-month period under review, due in part to a resilient domestic economy. Share prices rose as investors maintained their risk-on attitude in the face of a historically aggressive tightening campaign by the Federal Reserve (the Fed) and fading pandemic-era stimuli. Low unemployment and easing inflation helped drive increased investor optimism that the Fed would manage a soft landing for the economy and avoid a recession. The Fund’s holdings within the consumer discretionary, energy, and consumer staples sectors added to absolute performance, while investments in utilities, financials, and real estate weighed on the Fund’s overall return on an absolute basis.

Stock selection within the consumer staples sector added the most to the Fund’s relative returns. The Fund’s three investments in that sector (a convenience store operator, a restaurant supply distributor, and a producer of frozen potato products) all outperformed based on strong earnings and resilient fundamentals. The Fund also benefited from stock selection within the technology and communications services sectors, which added to relative performance.

Stock selection within the financials sector was the largest drag on relative results for the period under review. The Fund’s investments in several banks underperformed as they were caught in the broader sell-off triggered by a few notable regional banks in the middle of March. Stock selection within the utilities sector also weighed on relative results, as did the Fund’s below-benchmark exposure to the outperforming consumer discretionary sector.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The Russell Midcap® Value Index measures the performance of value-style investing in mid-cap U.S. stocks.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/13/15	8.15%	3.78%	6.85%
Class C Shares**	11/13/15	14.00%	4.34%	6.91%
Institutional Shares	9/30/72	15.03%	5.28%	7.70%
Russell Midcap®
Value Index	N/A	11.05%	5.18%	7.92%
Bloomberg U.S. Mid
Cap Value Index	N/A	11.50%	6.24%	8.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Mid Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg U.S. Mid Cap Value Index is a float market-cap-weighted index based on an equal-weighted combination of four factors: earnings yield, valuation, dividend yield, and growth.

Sterling Capital Real Estate Fund

Portfolio Managers

Sterling Capital Real Estate Fund (the “Fund”) is managed by Portfolio Managers Andrew T. DiZio, CFA®, Executive Director and Shawn M. Gallagher, CFA®, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Andrew T. DiZio, CFA®

Andrew T. DiZio, CFA®, Executive Director, joined Stratton Management Company in 2012 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003. Andy is co-portfolio manager of the Real Estate Fund and has managed the Fund since November 2015. Andy received his B.S. in Finance with a minor in Economics from Pennsylvania State University. He holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Shawn M. Gallagher, CFA®

Shawn M. Gallagher, CFA®, Executive Director, joined Stratton Management Company in 2005 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003. Shawn has been co-portfolio manager of the Real Estate Fund since August 2021 and was associate portfolio manager of the Fund from November 2015 to August 2021. Shawn received his B.S. in Finance from Pennsylvania State University. He holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Investment Considerations

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

Q.  How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares outperformed its benchmark, the Bloomberg U.S. 3000 REIT Index.

Q.	What factors affected the Fund’s performance?

A.The rise in interest rates was the largest single factor influencing REIT share prices throughout the 12-month period under review. Higher interest rates typically have a negative effect on real estate values as financing becomes more expensive, and that relationship held true over the past 12 months. The Federal Reserve (the Fed) chose to hike interest rates six times during the period, leading to a total increase of 2.25 percentage points, or 225 basis points. The successive rate hikes dragged on share prices of REITs as the values of the underlying property declined. In this challenging environment, leasing demand for several property types remained strong, including data centers, shopping centers, hotels, warehouses, and senior living. REITs with exposure to those sectors generally increased their cash flows and experienced gains in their share price despite the higher interest rates.

The Fund’s stock selection within the retail and self-storage subsectors were the largest positive contributors to relative performance. Within the retail space, the Fund benefited from an above-benchmark exposure to an outlet-based REIT that outperformed as the company’s new management team did a better-than-expected job of growing leasing and accelerating its cash flow. Within the self-storage subsector, the Fund benefited from an above-benchmark investment in a smaller operator whose share price gained strongly when it was acquired by a larger public competitor.

Stock selection within the residential subsector dragged on the Fund’s relative results, as did an above-benchmark exposure to the infrastructure subsector. Together, these two factors were the largest negative contributors to relative performance. Within the residential space, the Fund’s above-benchmark exposure to landlords with concentrated assets across the southeastern United States weighed on results, as the leasing fundamentals in that region weakened as new supply became available. The Fund’s investments in the infrastructure subsector dragged on results as rising interest rates, along with slower leasing as deployment of 5G decelerated, combined to generate headwinds for REITs with cell tower exposure.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

FTSE NAREIT All Equity REITs Index contains all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real properly that also meet minimum size and liquidity criteria. The FTSE NAREIT All Equity REITs Index is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the U.S. economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets.

The Bloomberg U.S. 3000 REIT Index is a float market-capitalization-weighted index that provides exposure to companies classified as per the Bloomberg Industry Classification System (BICS) with a level 3 sub-industry of REIT.

“Bloomberg®” and the Bloomberg indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Sterling Capital Management LLC and its affiliates. Bloomberg is not affiliated with Sterling Capital Management LLC or its affiliates, and Bloomberg does not approve, endorse, review, or recommend the product(s) presented herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the product(s) presented herein.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/13/15	-5.10%	1.82%	5.65%
Class C Shares**	11/13/15	-0.06%	2.27%	5.66%
Institutional Shares	5/31/08	0.95%	3.29%	6.49%
Class R6 Shares	1/31/20[1]	1.01%	3.38%	6.53%
S&P 500® Index	N/A	21.62%	9.92%	11.91%
Bloomberg U.S. 3000 REIT Index	N/A	-1.68%	2.83%	6.22%
FTSE NAREIT All Equity REITs Index	N/A	-1.71%	2.80%	6.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Real Estate Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Bloomberg U.S. 3000 REIT Index, a float market-capitalization-weighted index that provides exposure to companies classified as per the Bloomberg Industry Classification System (BICS) with a level 3 sub-industry of REIT. The Fund is also measured against the FTSE NAREIT All Equity REITs Index, an unmanaged index, which contains all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The S&P 500® Index is an unmanaged index, which is generally considered to be representative of the performance of the stock market as a whole. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. Effective March 31, 2023, the primary benchmark for the Fund changed from FTSE NAREIT All Equity REITs Index to the Bloomberg U.S. 3000 REIT Index.

Sterling Capital Small Cap Value Fund

Portfolio Managers

Sterling Capital Small Cap Value Fund (the “Fund”) is managed by Portfolio Managers Gerald M. Van Horn, CFA®, Executive Director, Shawn M. Gallagher, CFA®, Executive Director and Andrew T. DiZio, CFA, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Gerald M. Van Horn, CFA®

Gerald M. Van Horn, CFA®, Executive Director, joined Stratton Management Company in 1998 and Sterling Capital as part of a business acquisition in August 2015. He has investment experience since 1996. Jerry has been lead portfolio manager for the Sterling Capital Small Cap Value Fund since inception on November 2015 and the predecessor fund since 2000. He received his B.A. in Economics from The College of New Jersey and holds the Chartered Financial Analyst® designation.

Shawn M. Gallagher, CFA®

Shawn M. Gallagher, CFA®, Executive Director, joined Stratton Management Company in 2005 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003 and is associate portfolio manager of the Sterling Capital Small Cap Value Fund. Shawn received his B.S. in Finance from Pennsylvania State University. He holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Andrew T. DiZio, CFA®

Andrew T. DiZio, CFA®, Executive Director, joined Stratton Management Company in 2012 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003 and is associate portfolio manager of the Sterling Capital Small Cap Value Fund. Andy received his B.S. in Finance with a minor in Economics from Pennsylvania State University. He holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Investment Considerations

Small cap company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q.  How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares outperformed its benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. Equity markets experienced strong gains for the 12-month period under review. Fears of an impending recession driven by the Federal Reserve’s historically aggressive tightening campaign (including the lagged impact of restrictive monetary policy) took a back seat to investor optimism about falling inflation and resilient corporate earnings. The economy’s strong fundamentals persisted, despite rising interest rates and tightening financial conditions, which helped investors maintain a risk-on attitude for the period under review. The Fund’s absolute returns benefited from its investments in the industrials, information technology, and consumer staples sectors. Meanwhile, its holdings in the financials and utilities sectors dragged on an absolute basis during the period.

Stock selection within the information technology sector added to relative results. In particular, the Fund’s investments in a manufacturer of networking and cable products, an industrials technology company, a semiconductor manufacturer, and a global software company outperformed due to strong demand in industrial-related end markets. These companies benefited from the economic tailwinds of ongoing infrastructure spending and the return of manufacturing capacity to the United States. The Fund’s relative performance also benefited from its below-benchmark exposure to the health care sector, which underperformed the broader benchmark by a wide margin during the period.

The Fund’s stock selection within the financials sector weighed on relative results, particularly its investments in four regional banks that underperformed amidst the bank failures and resulting FDIC takeovers that occurred in March. The Fund’s relative results were also negatively affected by its below-benchmark exposure to the consumer discretionary sector, although positive stock selection helped offset the negative effects as the Fund’s investments in a homebuilder and home furnishings manufacturer outperformed during the period. A below-benchmark exposure to the energy sector also weighed on results, as did stock selection in the real estate sector due to the underperformance of a health care REIT.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The Russell 2000® Value Index measures the performance of value-style investing in small cap U.S. stocks.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/13/15	8.43%	3.33%	6.45%
Class C Shares**	11/13/15	14.18%	3.78%	6.46%
Institutional Shares	4/12/93	15.31%	4.82%	7.29%
Class R6 Shares	1/31/20[1]	15.45%	4.90%	7.33%
Russell 2000® Value Index	N/A	7.84%	2.59%	6.19%
Bloomberg U.S. 2000 Value Index	N/A	12.88%	4.34%	7.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Sterling Capital Small Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 5.75% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg U.S. 2000 Value Index is a float market-cap-weighted benchmark of the lower 2000 in capitalization of the Bloomberg U.S. 3000 Index that provides exposure to companies with superior value factor scores based on their earnings yield, valuation, dividend yield, and growth.

Sterling Capital Ultra Short Bond Fund

Portfolio Managers

Sterling Capital Ultra Short Bond Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA®, Senior Managing Director, Byron G. Mims, CFA®, Executive Director, and Jeffrey D. Ormsby, CFA®, Executive Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark M. Montgomery, CFA®

Mark M. Montgomery, CFA®, Senior Managing Director, CIO and Head of Fixed Income, joined Sterling Capital in 1997 and has investment experience since 1990. He has been co-portfolio manager of the Ultra Short Bond Fund since its inception. Mark received his B.S. in Marketing with a minor in Public Administration and his MBA from Drexel University. He holds the Chartered Financial Analyst designation.

Byron G. Mims, CFA®

Byron G. Mims, CFA®, Executive Director, joined Sterling Capital in 2012 and has investment experience since 2006. He has been co-portfolio manager of the Ultra Short Bond Fund since February 2020. Byron received his B.S. in Economics from North Carolina State University. He holds the Chartered Financial Analyst designation.

Jeffrey D. Ormsby, CFA®

Jeffrey D. Ormsby, CFA®, Executive Director, joined Sterling Capital in 2011 and has investment experience since 2006. He has been co-portfolio manager of the Ultra Short Bond Fund since February 2020. Jeff received his B.S. in Economics from North Carolina State University and his MBA from UNC’s Kenan-Flagler Business School. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q.  How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares outperformed its current benchmark, the FTSE U.S. Six-Month Treasury Bill Index.

Q. What factors affected the Fund’s performance?

A. Risk assets performed well over the 12-month period under review as the economy proved stronger-than-expected despite the Federal Reserve’s aggressive strategy of interest rate increases. Investors grew increasingly optimistic that the Fed’s efforts would not push the economy into a recession, which led them to adopt a “risk-on” attitude as the period progressed. Amid this environment, floating rate commercial mortgage-backed securities (CMBS) performed best in absolute terms over the period, as interest rates rose throughout the period. Corporate bonds and off-the-run asset-backed securities (ABS) also performed well, which added to the Fund’s returns on an absolute basis. However, the portfolio's exposure to commercial paper, Treasuries, and cash weighed on its absolute returns.

Given the higher starting yields and tightening spreads for risk assets during the second and third quarters of 2023, the Fund’s off-benchmark exposure to corporate bonds and CMBS added to its performance relative to the benchmark. The Fund’s relative returns also benefited from the changing shape of the yield curve. Given the Fed’s more hawkish tone, shorter rates rose more than longer rates, and the Fund held an above-benchmark exposure to key longer rates, which aided its performance on a relative basis.

The Fund’s relative performance suffered from its Treasury holdings. The Fund's Treasury assets are concentrated in the short term and are mostly used to fund redemptions. These short Treasuries underperformed the benchmark due to the shortest rates rising more than longer rates. The Fund’s exposure to auto loan ABS and commercial paper also dragged on relative returns, as these sectors underperformed the benchmark.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The FTSE U.S. Six-Month Treasury Bill Index is an average of the last six 6-month Treasury bill month-end rates. This family of indices measures return equivalents of yield averages and the instruments are not marked to market.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/12	4.97%	1.84%	1.28%
Institutional Shares	11/30/12	5.12%	2.09%	1.53%
FTSE U.S. Six-Month Treasury Bill Index	N/A	4.63%	1.81%	1.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 0.00% maximum sales charge.

The Fund is measured against the FTSE U.S. Six-Month Treasury Bill Index, which measures the performance of Treasury bills with a maturity of six months or less. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Short Duration Bond Fund

Portfolio Managers

Sterling Capital Short Duration Bond Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA®, Senior Managing Director, and Peter L. Brown, CFA®, Managing Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark M. Montgomery, CFA®

Mark M. Montgomery, CFA®, Senior Managing Director, CIO and Head of Fixed Income, joined Sterling Capital in 1997 and has investment experience since 1990. He has been co-portfolio manager of the Short Duration Bond Fund since February 2011. Mark received his B.S. in Marketing with a minor in Public Administration and his MBA from Drexel University. He holds the Chartered Financial Analyst® designation.

Peter L. Brown, CFA®

Peter L. Brown, CFA®, Executive Director, joined Sterling Capital in 2004 and has investment experience since 2000. He has been co-portfolio manager of the Short Duration Bond Fund since February 2020. Pete received a B.S. in Statistics with minors in Business Management, Marketing and Communications from Cornell University, and a MBA from Wake Forest University. He holds the Chartered Financial Analyst® designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares outperformed its current benchmark, the ICE BofA 1-3 Year U.S. Corporate Government Bond Index.

Q. What factors affected the Fund’s performance?

A. Bond yields rose considerably during the final quarter of 2022 and the first three quarters of 2023 as stubbornly high inflation led the Federal Reserve (the Fed) to continue raising interest rates. A higher-than-expected U.S. government budget deficit caused the Treasury to issue more long-term debt, further driving up yields. The rise in rates caused existing bond prices to fall, which dragged on total returns on an absolute basis. However, the Fund began the period with a higher yield-to-maturity than it held in previous years, which helped absorb some of the losses generated by falling prices.

The U.S. economy performed better than expected, which meant that risk premia on non-government assets such as corporate bonds, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) narrowed versus Treasuries, which added to the Fund’s returns on an absolute basis.

The Fund’s relative performance benefited from its duration positioning. In anticipation of a rise in short-term interest rates, the Fund maintained a short duration position relative to its benchmark throughout the period, which boosted relative returns. The Fund’s relative returns also benefitted from an overweight position to corporate bonds in general, and an off-benchmark exposure to below-investment-grade securities, in particular. Short duration investment grade corporate bonds benefitted from a strong U.S. economy, solid earnings, and modest issuance during the period, while riskier corporate bonds fared even better in the strong economy. Security selection within the Fund’s corporate bond allocation also helped relative performance, particularly due to a lower quality bias in the industrial sector. In addition, the Fund’s choice of investment grade securities in the energy, consumer, and technology sectors helped the Fund’s allocation to corporate bonds outperform its benchmark.

The Fund’s overweight exposure to taxable municipal bonds and short duration securitized assets also boosted returns on a relative basis. Taxable municipal bonds outperformed Treasuries and securitized assets due to a strong fundamental position for U.S. municipalities driven by pandemic-related stimulus. An overweight position to ABS and non-agency CMBS also boosted the Fund’s relative performance. Although delinquencies in both consumer loans and the commercial real estate market rose during the period, high-quality securities in these sectors remained in demand and thus outperformed Treasuries.

The Fund’s exposure to mid-sized regional banks in the financial sector weighed on its relative performance, as investors grew concerned about profitability and unrealized losses on the balance sheets of these institutions. An overweight allocation to the insurance sector, which generated positive excess returns but underperformed other financial sub-sectors, also dragged on relative results.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The ICE BofA 1-3 Year U.S. Corporate Government Bond Index includes fixed rate debt issues rated investment grade or higher by Moody’s and S&P. All issues have at least one year to three years to maturity and an outstanding par value of at least $300 million.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/92	1.60%	1.07%	1.05%
Class C Shares**	1/31/12	2.84%	0.74%	0.51%
Institutional Shares	11/30/92	3.87%	1.73%	1.51%
Class R6 Shares	2/1/21[1]	4.09%	1.69%	1.37%
ICE BofA 1-3 Year U.S. Corporate Government Bond Index	N/A	2.85%	1.22%	1.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).
[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the ICE BofA 1-3 Year U.S. Corporate Government Bond Index, which consists of securities with a maturity from one to three years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Intermediate U.S. Government Fund

Portfolio Managers

Sterling Capital Intermediate U.S. Government Fund (the “Fund”) is managed by Executive Directors and Portfolio Managers Michael Sun and Jeffrey D. Ormsby, CFA® for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Michael Z. Sun, CFA®

Michael Z. Sun, CFA®, Executive Director, joined Sterling Capital in 2009 and has investment experience since 1998. He has been co-portfolio manager of the Intermediate U.S. Government Fund since February 2019. Michael received his M.A. in Economics from Bowling Green State University, his M.S. in Urban & Regional Study from Beijing University and his B.S. in Geography from Nanjing University. He holds the Chartered Financial Analyst designation.

Jeffrey D. Ormsby, CFA®

Jeffrey D. Ormsby, CFA®, Executive Director, joined Sterling Capital in 2011 and has investment experience since 2006. He has been co-portfolio manager of the Ultra Short Bond Fund since February 2020. Jeff received his B.S. in Economics from North Carolina State University and his MBA from UNC’s Kenan-Flagler Business School. He holds the Chartered Financial Analyst designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in mortgage-backed securities, which tend to be more sensitive to changes in interest rates. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Q.  How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Bloomberg U.S. Intermediate Government Bond Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve (the Fed) repeatedly raised the federal funds rate during the 12-month period, for a total increase of 225 basis points or 2.25%. Since bond prices generally move in the opposite direction of interest rates, these rate hikes hurt the Fund’s performance on an absolute basis. The economy’s unexpected resilience to the aggressive rate hikes helped reduce risk premiums—the additional yield other debt securities pay over Treasuries to compensate investors for taking on greater risk. The lower risk premiums helped offset some of the negative effects of higher Treasury yields because it meant that the yields of other securities held by the Fund did not rise as much, and therefore their prices did not fall as much.

The largest detractor to the Fund’s relative performance was its longer average duration relative to that of its benchmark. Also dragging on performance was the Fund’s overweight exposure to collateralized mortgage obligations (CMO). A rising-rate environment made prepayment on this debt less likely, which led to extending the duration of CMOs and consequently hurt returns.

The Fund’s bias toward asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), taxable municipal bonds and corporate bonds contributed positively to the Fund’s relative performance, as each of these categories outperformed duration-matched Treasuries in the benchmark due to the lower risk premiums. The Fund’s overweight position in five- to 10-year securities also added to relative results. The interest rates for this part of the yield curve did not rise as high as they did for the shorter and longer ends of the yield curve.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The Bloomberg U.S. Intermediate Government Bond Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

“Bloomberg®” and the Bloomberg indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Sterling Capital Management LLC and its affiliates. Bloomberg is not affiliated with Sterling Capital Management LLC or its affiliates, and Bloomberg does not approve, endorse, review, or recommend the product(s) presented herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the product(s) presented herein.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	-1.54%	-0.60%	0.04%
Class C Shares**	2/1/01	-0.32%	-0.97%	-0.51%
Institutional Shares	10/9/92	0.80%	0.05%	0.49%
Bloomberg U.S. Intermediate Government Bond Index	N/A	1.33%	0.68%	0.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Fund is measured against the Bloomberg U.S. Government Bond Intermediate Index, an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government or any agency there of, or corporate debt guaranteed by the U.S. government all with outstanding principal of $1 million and maturity between one and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Total Return Bond Fund

Portfolio Managers

Sterling Capital Total Return Bond Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA®, Senior Managing Director, and Peter L. Brown, CFA®, Managing Director, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark M. Montgomery, CFA®

Mark M. Montgomery, CFA®, Senior Managing Director, CIO and Head of Fixed Income, joined Sterling Capital in 1997 and has investment experience since 1990. He has been co-portfolio manager of the Total Return Bond Fund since January 2008. Mark received his B.S. in Marketing with a minor in Public Administration and his MBA from Drexel University. He holds the Chartered Financial Analyst designation.

Peter L. Brown, CFA®

Peter L. Brown, CFA®, Managing Director, joined Sterling Capital in 2004 and has investment experience since 2000. He has been co-portfolio manager of the Total Return Bond Fund since February 2020. Pete received a B.S. in Statistics with minors in Business Management, Marketing and Communications from Cornell University, and a MBA from Wake Forest University. He holds the Chartered Financial Analyst® designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in foreign securities, which may expose the fund to currency and exchange rate fluctuations; and mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. Bond yields rose considerably during the final quarter of 2022 and the first three quarters of 2023 as stubbornly high inflation forced the Federal Reserve to continue raising interest rates. A higher-than-expected U.S. government budget deficit forced the Treasury to issue increasing amounts of longer-term debt, further driving up yields. The rise in rates caused existing bond prices to fall, which dragged on total returns on an absolute basis. However, the Fund began the period with a higher yield-to-maturity than it held in previous years, which helped absorb some of the losses generated by falling prices.

The U.S. economy performed better than expected, which meant that risk premia on non-government assets such as corporate bonds, asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) narrowed versus Treasuries, which further added to the Fund’s returns on an absolute basis.

The Fund’s overweight position in corporate bonds boosted its performance on a relative basis. Corporate bonds benefitted from a strong U.S. economy, solid earnings, and modest issuance, and they significantly outperformed duration-matched Treasuries during the period under review. Additionally, well-timed decisions to increase and decrease corporate bond exposure added to the Fund’s relative results, as did security selection, particularly in the form of long duration exposure to companies with improving credit. The Fund’s overweight exposure to taxable municipals also benefited relative returns as these securities generally outperformed Treasuries and securitized assets during the period due to a very strong fundamental position for U.S. municipalities driven by pandemic-related stimulus. With many municipal issuers in a strong budgetary position, there was little need for issuance, which drove risk premia tighter and lifted municipal bond prices.

The Fund’s positioning and selection within securitized assets also benefited relative returns. The Fund carried an overweight position to ABS and non-agency CMBS versus agency mortgage-backed securities (MBS), which struggled for much of the period due to elevated interest rate volatility. And though delinquencies in both consumer loans and the commercial real estate market rose during the period, high-quality securities in these sectors remained in demand. Within CMBS, investors’ concerns about falling asset prices hurt performance, but the Fund’s concentration in shorter duration, floating rate securities and higher quality securities added to relative results. Investor preference for higher coupon agency MBS was likewise additive to relative returns.

The Fund shifted from a short-to-neutral position on duration relative to its benchmark to a longer position in mid-2023. This proved to be premature as interest rates continued to rise, hurting relative performance. Likewise, the Fund’s overweight allocation to securitized assets hurt relative performance as they underperformed other risk assets, including corporate bonds and government-related sectors, namely local-authority and sovereign bonds.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/99	-1.64%	-0.17%	1.17%
Class C Shares**	2/1/01	-0.22%	-0.49%	0.62%
Institutional Shares	11/30/99	0.78%	0.51%	1.62%
Class R6 Shares	1/31/18[1]	0.88%	0.61%	1.68%
Bloomberg U.S. Aggregate Bond Index	N/A	0.64%	0.10%	1.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/ or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Bloomberg U.S. Aggregate Bond Index, an unmanaged index, which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Long Duration Corporate Bond Fund

Portfolio Managers

Sterling Capital Long Duration Corporate Bond Fund (the “Fund”) is managed by Portfolio Managers Mark M. Montgomery, CFA®, Senior Managing Director, Peter L. Brown, CFA®, Managing Director, and Robert A. Brown, CFA®, Managing Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark M. Montgomery, CFA®

Mark M. Montgomery, CFA®, Senior Managing Director, CIO and Head of Fixed Income, joined Sterling Capital in 1997 and has investment experience since 1990. He has been co-portfolio manager of the Corporate Fund since inception. Mark received his B.S. in Marketing with a minor in Public Administration and his MBA from Drexel University. He holds the Chartered Financial Analyst® designation.

Peter L. Brown, CFA®

Peter L. Brown, CFA®, Managing Director, joined Sterling Capital in 2004 and has investment experience since 2000. He has been co-portfolio manager of the Corporate Fund since February 2020. Pete received a B.S. in Statistics with minors in Business Management, Marketing and Communications from Cornell University, and a MBA from Wake Forest University. He holds the Chartered Financial Analyst® designation.

Robert A. Brown, CFA®

Robert A. Brown, CFA®, Managing Director, joined Sterling Capital Management in 2016 and has investment experience since 1986. He has co-managed the Fund since February 2022. Robert received his B.A. in Geography with Economics from the University of Exeter. He holds the Chartered Financial Analyst® designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Bloomberg Long U.S. Corporate Bond Index.

Q. What factors affected the Fund’s performance?

A. Bond yields rose considerably during the end of 2022 and throughout the first three quarters of 2023 as the Federal Reserve continued raising interest rates to combat stubbornly high inflation. A higher-than-expected U.S. government budget deficit caused the Treasury to issue increasing amounts of longer-term debt, which put additional upward pressure on yields. Rising rates caused existing bond prices to fall, which hurt the Fund’s total returns on an absolute basis.

The Fund’s performance relative to its benchmark suffered from its decision to shift from a short-to-neutral position on duration relative to its benchmark to a longer position in mid-2023. This proved to be premature, however, as interest rates continued to rise, thus weighing on relative results. The Fund’s above-benchmark exposure to Treasuries also detracted from relative performance, as Treasuries underperformed corporate bonds.

Likewise, the Fund’s overweight exposure to the financials and utilities sectors and underweight exposure to the industrials sector weighed on results, as financials underperformed and utilities were dragged down by an increase in securities issued. Security selection within the utilities sector also dragged on performance during the period. Investor preference for lower quality, wider-trading names coupled with a relatively benign California wildfire season helped two of the largest companies in the benchmark outperform other utilities names. The

Fund’s underweight exposure to the California utility companies hurt relative performance.

The Fund benefited from its overweight exposure to the aircraft leasing industry as well as its exposure to REITs. The Fund’s decision to avoid exposure to traditional office real estate boosted relative results, as commercial real estate prices declined during the period. The Fund’s relative returns also benefited from security selection in the communications sector, as a handful of major communications companies were among the top-performing issuers during this period.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The Bloomberg Long U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that have a remaining maturity of ten years or more.

“Bloomberg®” and the Bloomberg indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Sterling Capital Management LLC and its affiliates. Bloomberg is not affiliated with Sterling Capital Management LLC or its affiliates, and Bloomberg does not approve, endorse, review, or recommend the product(s) presented herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the product(s) presented herein.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/31/13[1]	-0.72%	-3.07%	-0.24%
Class C Shares**	1/31/13[1]	0.78%	-3.37%	-0.78%
Institutional Shares	6/30/11[2]	1.64%	-2.43%	0.21%
Class R6 Shares	1/31/22[3]	1.72%	-2.40%	0.23%
Bloomberg Long U.S. Corporate Bond Index	N/A	2.55%	-0.16%	2.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

[1]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

[2]	Class R6 Shares were not in existence prior to 1/31/22. Performance for periods prior to 1/31/22 is based on the performance of Institutional Shares.

The Fund is measured against the Bloomberg Long U.S. Corporate Bond Index, which measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that have a remaining maturity of ten years or more. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Bloomberg Long U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that have a remaining maturity of ten years or more.

Sterling Capital Quality Income Fund

Portfolio Managers

Sterling Capital Quality Income Fund (the “Fund”) is managed by Executive Directors and portfolio managers Michael Z. Sun, CFA®, Jeffrey D. Ormsby, CFA® and Byron G. Mims, CFA®, for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Michael Z. Sun, CFA®

Michael Z. Sun, CFA®, Executive Director, joined Sterling Capital in 2009 and has investment experience since 1998. He has been co-portfolio manager of the Quality Income Fund since February 2014. Michael received his M.A. in Economics from Bowling Green State University, his M.S. in Urban & Regional Study from Beijing University and his B.S. in Geography from Nanjing University. He holds the Chartered Financial Analyst® designation.

Jeffrey D. Ormsby, CFA®

Jeffrey D. Ormsby, CFA®, Executive Director, joined Sterling Capital in 2011 and has investment experience since 2006. He has been co-portfolio manager of the Quality Income Fund since February 2016. Jeff received his B.S. in Economics from North Carolina State University and his MBA from UNC’s Kenan-Flagler Business School. He holds the Chartered Financial Analyst® designation.

Byron G. Mims, CFA®

Byron G. Mims, CFA®, Executive Director, joined Sterling Capital in 2012 and has investment experience since 2006. He has been co-portfolio manager of the Quality Income Fund since February 2016. Byron received his B.S. in Economics from North Carolina State University. He holds the Chartered Financial Analyst® designation.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg U.S. MBS Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve (the Fed) raised the federal funds rate six times during the 12-month period, for a total increase of 225 basis points or 2.25%. Amid rising rates, the Fund’s exposure to shorter-duration securities contributed the most to absolute returns, as those securities can take advantage of higher rates earlier than others. Single-asset or single-borrower (SASB) commercial mortgage-backed securities (CMBS) were the Fund’s top-performing subsector on an absolute basis, benefiting from higher rates due to their floating-rate coupons. The Fund’s exposure to short-duration asset-backed securities (ABS) also contributed to absolute returns. By comparison, the portfolio’s holdings in longer-duration agency debentures, fixed-rate Treasury securities and longer-duration fixed-rate collateralized mortgage securities all dragged on absolute returns, as these securities saw negative returns for the period under review.

The Fund’s bias toward non-agency CMBS and consumer ABS boosted performance relative to the benchmark, as both sectors outperformed agency MBS during the period. Within agency mortgage-backed securities (MBS), the Fund also benefited from its below-benchmark exposure to lower-coupon 30-year securities, as those underperformed within the sector. A third contributing factor to the Fund’s outperformance was its average duration, which was shorter than that of the benchmark and therefore better positioned to weather rising interest rates.

The Fund’s yield curve positioning detracted from relative performance. The Fund had a below-benchmark exposure to bonds in the five- and 10-year range, which saw smaller interest rate increases than both shorter-and longer-term bonds, and therefore saw smaller price drops. The Fund’s off-benchmark allocation to Treasuries also weighed on relative results, as each of the major securitized subsectors posted positive excess returns compared to duration-matched Treasuries during the period.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The Bloomberg U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). It is formed by grouping the universe of individual fixed rate MBS pools into generic aggregates.

“Bloomberg®” and the Bloomberg indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Sterling Capital Management LLC and its affiliates. Bloomberg is not affiliated with Sterling Capital Management LLC or its affiliates, and Bloomberg does not approve, endorse, review, or recommend the product(s) presented herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the product(s) presented herein.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/31/13	-1.83%	-0.37%	0.87%
Class C Shares**	1/31/13	-0.52%	-0.67%	0.35%
Institutional Shares	6/30/11	0.44%	0.27%	1.33%
Bloomberg U.S. Mortgage Backed Securities Index	N/A	-0.17%	-0.78%	0.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Fund is measured against the Bloomberg U.S. Mortgage Backed Securities Index. The index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital North Carolina Intermediate Tax-Free Fund

Portfolio Managers

Sterling Capital North Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Portfolio Managers Robert F. Millikan, CFA®, Executive Director and Michael P. McVicker, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA®

Robert F. Millikan, CFA®, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. He has investment experience since 1990 and joined the team that manages each of the Tax-Free Bond Funds in February 2000. He is a graduate of Wake Forest University where he received his B.A. in Economics. He holds the Chartered Financial Analyst designation.

Michael P. McVicker

Michael P. McVicker, Executive Director, joined Sterling Capital in 1992 and has investment experience since 1992. He has been associate portfolio manager for each of the Tax-Free Bond Funds since February 2016. Michael is a graduate of the University of North Carolina – Charlotte where he received his B.S.B.A. in Finance with a minor in Psychology.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by North Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting North Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA 2-17 Year U.S. Municipal Bond Index.

Q.	What factors affected the Fund’s performance?

A. The Federal Reserve (the Fed) raised the federal funds rate six times during the 12-month period, for a total increase of 225 basis points or 2.25%. When interest rates rise, bond prices tend to fall, which weighs on returns. Interest rate increases were not uniform across the yield curve, however. For instance, one-year rates rose 64 basis points, five-year rates rose 31 basis points, 10-year rates rose 15 basis points, and 20-year rates rose 42 basis points. This distribution of interest rate increases inverted the yield curve. Amid this inversion, and rising rates generally, the Fund’s position in one- to three-year bonds contributed to returns on an absolute basis.

Lower-quality bonds outperformed higher quality bonds during the period, as investors were willing to take on risk to seek higher income in a better-than-expected economic environment. Therefore, the Fund’s bias toward AAA- and AA-rated securities dragged on its performance relative to the benchmark.

The Fund’s selective overweight position in five-year and 10-year bonds boosted relative performance, as rates rose less among those assets than among one- and 20-year bonds, which caused a smaller decline in their prices. The Fund’s below-benchmark exposure to durations longer than 10 years also added to relative performance, as rates rose higher and prices dropped further among those bonds.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The ICE BofA 2-17 U.S. Year Municipal Bond Index is an unmanaged index composed of securities that are SEC-registered, tax-exempt, and dollar denominated. The index covers the intermediate U.S. investment grade fixed rate municipal bond market, with index components for municipal securities.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/16/92	-0.93%	-0.02%	0.89%
Class C Shares**	1/31/12	0.32%	-0.37%	0.33%
Institutional Shares	10/16/92	1.44%	0.63%	1.34%
ICE BofA 2-17 Year U.S. Municipal Bond Index	N/A	2.71%	1.27%	2.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Fund is measured against the ICE BofA 2-17 Year U.S. Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital South Carolina Intermediate Tax-Free

Portfolio Managers

Sterling Capital South Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Portfolio Managers Robert F. Millikan, CFA®, Executive Director and Michael P. McVicker, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA®

Robert F. Millikan, CFA®, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. He has investment experience since 1990 and joined the team that manages each of the Tax-Free Bond Funds in February 2000. He is a graduate of Wake Forest University where he received his B.A. in Economics. He holds the Chartered Financial Analyst® designation.

Michael P. McVicker

Michael P. McVicker, Executive Director, joined Sterling Capital in 1992 and has investment experience since 1992. He has been associate portfolio manager for each of the Tax-Free Bond Funds since February 2016. Michael is a graduate of the University of North Carolina – Charlotte where he received his B.S.B.A. in Finance with a minor in Psychology.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by South Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting South Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA 2-17 Year U.S. Municipal Bond Index.

Q.	What factors affected the Fund’s performance?

A. The Federal Reserve (the Fed) raised the federal funds rate six times during the 12-month period, for a total increase of 225 basis points or 2.25%. When interest rates rise, bond prices tend to fall, which weighs on returns. Interest rate increases were not uniform across the yield curve, however. For instance, one-year rates rose 64 basis points, five-year rates rose 31 basis points, 10-year rates rose 15 basis points, and 20-year rates rose 42 basis points. This distribution of interest rate increases inverted the yield curve. Amid this inversion, and rising rates generally, the Fund’s position in one- to three-year bonds contributed to returns on an absolute basis. The Fund’s exposure to lower quality A-rated bonds also added on an absolute basis, as lower-quality bonds outperformed higher quality bonds during the period. Investors were willing to take on risk to seek higher income in a better-than-expected economic environment.

On a relative basis, however, the Fund’s above-benchmark exposure to AAA- and AA-rated securities dragged on its returns. This bias toward higher-quality bonds relative to the benchmark was the primary driver of relative underperformance.

The Fund’s selective overweight position in five-year and 10-year bonds boosted relative performance, as rates rose less among those assets than among one- and 20-year bonds, which caused a smaller decline in their prices. The Fund’s below-benchmark exposure to durations longer than 10 years also added to relative performance, as rates rose higher and prices dropped further among those bonds.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

ICE BofA 2-17 Year U.S. Municipal Bond Index is an unmanaged index composed of securities that are SEC-registered, tax-exempt, and dollar denominated. The index covers the intermediate U.S. investment grade fixed rate municipal bond market, with index components for municipal securities.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/20/97	-0.88%	0.17%	1.00%
Class C Shares**	1/31/12	0.30%	-0.18%	0.44%
Institutional Shares	10/20/97	1.40%	0.84%	1.45%
ICE BofA 2-17 Year U.S. Municipal Bond Index	N/A	2.71%	1.27%	2.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Fund is measured against the ICE BofA 2-17 Year U.S. Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Virginia Intermediate Tax-Free Fund

Portfolio Managers

Sterling Capital Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Portfolio Managers Robert F. Millikan, CFA®, Executive Director and Michael P. McVicker, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA

Robert F. Millikan, CFA, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. He has investment experience since 1990 and joined the team that manages each of the Tax-Free Bond Funds in February 2000. He is a graduate of Wake Forest University where he received his B.A. in Economics. He holds the Chartered Financial Analyst designation.

Michael P. McVicker

Michael P. McVicker, Executive Director, joined Sterling Capital in 1992 and has investment experience since 1992. He has been associate portfolio manager for each of the Tax-Free Bond Funds since February 2016. Michael is a graduate of the University of North Carolina – Charlotte where he received his B.S.B.A. in Finance with a minor in Psychology.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA 2-17 Year U.S. Municipal Bond Index.

Q.	What factors affected the Fund’s performance?

A. The Federal Reserve (the Fed) raised the federal funds rate six times during the 12-month period, for a total increase of 225 basis points or 2.25%. When interest rates rise, bond prices tend to fall, which weighs on returns. Interest rate increases were not uniform across the yield curve, however. For instance, one-year rates rose 64 basis points, five-year rates rose 31 basis points, 10-year rates rose 15 basis points, and 20-year rates rose 42 basis points. This distribution of interest rate increases inverted the yield curve. Amid this inversion, and rising rates generally, the Fund’s position in pre-refunded bonds contributed to returns on an absolute basis.

Lower-quality bonds outperformed higher quality bonds during the period, as investors were willing to take on risk to seek higher income in a better-than-expected economic environment. Therefore, the Fund’s bias toward AAA- and AA-rated securities dragged on its performance relative to the benchmark.

The Fund’s selective overweight position in five-year and 10-year bonds boosted relative performance, as rates rose less among those assets than among one- and 20-year bonds, which caused a smaller decline in their prices. The Fund’s below-benchmark exposure to durations longer than 10 years also added to relative performance, as rates rose higher and prices dropped further among those bonds.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The ICE BofA 2-17 Year U.S. Municipal Bond Index is an unmanaged index composed of securities that are SEC-registered, tax-exempt, and dollar denominated. The index covers the intermediate U.S. investment grade fixed rate municipal bond market, with index components for municipal securities.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	5/17/99	-0.97%	0.01%	0.84%
Class C Shares**	1/31/12	0.13%	-0.38%	0.27%
Institutional Shares	5/17/99	1.30%	0.66%	1.29%
ICE BofA 2-17 Year U.S. Municipal Bond Index	N/A	2.71%	1.27%	2.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Fund is measured against the ICE BofA 2-17 Year U.S. Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital West Virginia Intermediate Tax-Free Fund

Portfolio Managers

Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Portfolio Managers Robert F. Millikan, CFA®, Executive Director and Michael P. McVicker, Executive Director for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert F. Millikan, CFA®

Robert F. Millikan, CFA®, Executive Director, joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. He has investment experience since 1990 and joined the team that manages each of the Tax-Free Bond Funds in February 2000. He is a graduate of Wake Forest University where he received his B.A. in Economics. He holds the Chartered Financial Analyst designation.

Michael P. McVicker

Michael P. McVicker, Executive Director, joined Sterling Capital in 1992 and has investment experience since 1992. He has been associate portfolio manager for each of the Tax-Free Bond Funds since February 2016. Michael is a graduate of the University of North Carolina – Charlotte where he received his B.S.B.A. in Finance with a minor in Psychology.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by West Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting West Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2022 and September 30, 2023?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA 2-17 Year U.S. Municipal Bond Index.

Q.	What factors affected the Fund’s performance?

A. The Federal Reserve (the Fed) raised the federal funds rate six times during the 12-month period, for a total increase of 225 basis points or 2.25%. When interest rates rise, bond prices tend to fall, which weighs on returns. Interest rate increases were not uniform across the yield curve, however. For instance, one-year rates rose 64 basis points, five-year rates rose 31 basis points, 10-year rates rose 15 basis points, and 20-year rates rose 42 basis points. This distribution of interest rate increases inverted the yield curve. Amid this inversion, and rising rates generally, the Fund’s position in one- to three-year bonds along with its exposure to higher-income bonds lower-quality bonds that offer higher yields contributed to returns on an absolute basis.

Lower-quality bonds outperformed higher quality bonds during the period, as investors were willing to take on risk to seek higher income in a better-than-expected economic environment. Therefore, the Fund’s bias toward AAA- and AA-rated securities dragged on its performance relative to the benchmark.

The Fund’s selective overweight position in five-year and 10-year bonds boosted relative performance, as rates rose less among those assets than among one- and 20-year bonds, which caused a smaller decline in their prices. The Fund’s below-benchmark exposure to durations longer than 10 years also added to relative performance, as rates rose higher and prices dropped further among those bonds.

A Note on Indices: The volatility of an index varies greatly. All indices are unmanaged and investments cannot be made directly in an index.

The ICE BofA 2-17 Year U.S. Municipal Bond Index is an unmanaged index composed of securities that are SEC-registered, tax-exempt, and dollar denominated. The index covers the intermediate U.S. investment grade fixed rate municipal bond market, with index components for municipal securities.

Portfolio composition is as of September 30, 2023 and is subject to change and risk.

Average Annual Total Returns
As of September 30, 2023	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	12/17/93	-0.97%	0.24%	1.13%
Class C Shares**	1/31/12	0.62%	-0.04%	0.60%
Institutional Shares	12/1/93	1.43%	0.92%	1.59%
ICE BofA 2-17 Year U.S. Municipal Bond Index	N/A	2.71%	1.27%	2.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

*	Reflects 2% maximum sales charge.

**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

The Fund is measured against the ICE BofA 2-17 Year U.S. Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Funds invested, as a percentage of net assets, in the following industries, countries, states, funds or security types, as of September 30, 2023:

Sterling Capital Behavioral Large Cap Value Equity Fund	Percentage of net assets
Air Freight & Logistics	1.7%
Automobiles	1.9%
Banks	5.3%
Beverages	0.5%
Biotechnology	4.9%
Building Products	2.4%
Capital Markets	3.2%
Communications Equipment	2.4%
Construction Materials	0.5%
Consumer Finance	0.4%
Consumer Staples Distribution & Retail	0.7%
Diversified Consumer Services	0.2%
Diversified Telecommunication Services	1.8%
Electric Utilities	3.4%
Electronic Equipment, Instruments & Components	1.1%
Energy Equipment & Services	1.5%
Financial Services	4.8%
Food Products	1.3%
Gas Utilities	0.3%
Health Care Providers & Services	6.8%
Hotels, Restaurants & Leisure	2.3%
Household Durables	2.4%
Household Products	0.9%
Insurance	5.0%
Interactive Media & Services	1.6%
IT Services	1.7%
Machinery	6.9%
Media	2.7%
Metals & Mining	3.3%
Mortgage Real Estate Investment Trusts (REITs)	0.9%
Multi-Utilities	0.3%
Office REITs	0.3%
Oil, Gas & Consumable Fuels	8.3%
Passenger Airlines	0.9%
Personal Care Products	0.2%
Pharmaceuticals	2.8%
Professional Services	0.1%
Retail REITs	1.7%
Semiconductors & Semiconductor Equipment	4.7%
Software	2.1%
Specialized REITs	1.3%
Specialty Retail	2.2%
Technology Hardware, Storage & Peripherals	0.1%
Tobacco	1.6%
Trading Companies & Distributors	0.1%
Money Market Fund	0.4%
99.9%
Sterling Capital Mid Value Fund	Percentage of net assets
Automobile Components	3.1%
Banks	6.1%
Broadline Retail	1.4%
Chemicals	3.2%
Consumer Finance	3.3%
Consumer Staples Distribution & Retail	4.6%
Containers & Packaging	3.1%
Electric Utilities	3.1%
Electrical Equipment	2.6%
Entertainment	2.9%
Financial Services	7.3%
Health Care Providers & Services	14.8%
Hotels, Restaurants & Leisure	2.2%
Household Durables	2.2%
Household Products	2.5%
Insurance	5.9%
Interactive Media & Services	1.5%
Life Sciences Tools & Services	0.5%
Machinery	3.5%
Media	2.9%
Multi-Utilities	0.5%
Oil, Gas & Consumable Fuels	6.0%
Professional Services	7.4%
Real Estate Management & Development	2.6%
Software	1.6%
Trading Companies & Distributors	3.2%
Money Market Fund	2.2%
100.2%

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Behavioral Small Cap Value Equity Fund	Percentage of net assets
Banks	10.8%
Beverages	0.2%
Broadline Retail	0.6%
Building Products	3.4%
Capital Markets	0.7%
Chemicals	0.2%
Commercial Services & Supplies	0.7%
Construction & Engineering	0.7%
Construction Materials	0.4%
Consumer Finance	2.2%
Consumer Staples Distribution & Retail	1.5%
Diversified Consumer Services	0.6%
Diversified REITs	1.0%
Diversified Telecommunication Services	0.4%
Electric Utilities	3.1%
Electrical Equipment	2.2%
Electronic Equipment, Instruments & Components	2.5%
Energy Equipment & Services	0.9%
Entertainment	0.7%
Financial Services	4.6%
Food Products	0.3%
Gas Utilities	0.3%
Ground Transportation	0.0%*
Health Care Equipment & Supplies	2.0%
Health Care Providers & Services	4.2%
Health Care REITs	0.3%
Health Care Technology	0.8%
Hotel & Resort REITs	2.9%
Household Durables	6.0%
Household Products	0.7%
Independent Power and Renewable Electricity Producers	0.2%
Industrial REITs	0.5%
Insurance	3.8%
Interactive Media & Services	0.6%
Machinery	3.1%
Marine Transportation	0.6%
Media	0.7%
Metals & Mining	4.7%
Mortgage Real Estate Investment Trusts (REITs)	2.4%
Office REITs	1.5%
Oil, Gas & Consumable Fuels	9.8%
Passenger Airlines	0.9%
Pharmaceuticals	1.3%
Real Estate Management & Development	1.1%
Retail REITs	1.3%
Semiconductors & Semiconductor Equipment	2.4%
Software	0.9%
Specialized REITs	1.4%
Specialty Retail	2.7%
Technology Hardware, Storage & Peripherals	0.3%
Textiles, Apparel & Luxury Goods	0.4%
Trading Companies & Distributors	3.3%
Exchange Traded Fund	0.5%
Money Market Fund	1.1%
100.4%

*	Amount represents less than 0.05%.
Sterling Capital Special Opportunities Fund	Percentage of net assets
Automobile Components	3.6%
Broadline Retail	5.3%
Capital Markets	6.9%
Communications Equipment	3.6%
Consumer Finance	1.9%
Consumer Staples Distribution & Retail	0.8%
Containers & Packaging	3.7%
Electronic Equipment, Instruments & Components	3.8%
Entertainment	4.0%
Financial Services	9.8%
Health Care Providers & Services	8.1%
Interactive Media & Services	5.5%
IT Services	3.0%
Life Sciences Tools & Services	8.2%
Media	3.9%
Pharmaceuticals	1.8%
Professional Services	3.3%
Real Estate Management & Development	2.4%
Semiconductors & Semiconductor Equipment	6.9%
Software	7.3%
Wireless Telecommunication Services	3.8%
Money Market Fund	2.9%
100.5%

Sterling Capital Equity Income Fund	Percentage of net assets
Air Freight & Logistics	2.1%
Beverages	2.9%
Biotechnology	3.8%
Broadline Retail	1.9%
Capital Markets	16.4%
Chemicals	2.3%
Communications Equipment	1.6%
Consumer Finance	0.6%
Containers & Packaging	4.0%
Health Care Equipment & Supplies	3.6%
Health Care Providers & Services	6.9%
Insurance	11.9%
IT Services	4.0%
Pharmaceuticals	4.6%
Professional Services	7.3%
Semiconductors & Semiconductor Equipment	4.7%
Software	4.5%
Specialized REITs	2.7%
Specialty Retail	3.8%
Tobacco	3.4%
Trading Companies & Distributors	4.6%
Money Market Fund	2.3%
99.9%

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Behavioral International Equity Fund	Percentage of net assets
Australia	5.2%
Austria	1.2%
Belgium	0.9%
Bermuda	0.3%
Denmark	1.8%
Finland	1.1%
France	13.1%
Germany	9.9%
Ireland	1.2%
Israel	2.0%
Italy	3.4%
Japan	20.7%
Luxembourg	0.1%
Netherlands	5.3%
Norway	0.8%
Singapore	1.8%
Spain	4.7%
Sweden	2.8%
Switzerland	8.6%
United Kingdom	12.8%
Money Market Fund	1.3%
99.0%

Sterling Capital SMID Opportunities Fund	Percentage of net assets
Aerospace & Defense	2.1%
Automobile Components	4.1%
Banks	2.6%
Building Products	3.6%
Chemicals	2.4%
Commercial Services & Supplies	8.1%
Consumer Finance	3.0%
Containers & Packaging	2.5%
Electrical Equipment	2.0%
Entertainment	3.7%
Financial Services	11.3%
Health Care Providers & Services	9.9%
Hotels, Restaurants & Leisure	2.7%
Household Durables	5.3%
Insurance	2.6%
Leisure Products	2.1%
Media	3.6%
Metals & Mining	3.9%
Oil, Gas & Consumable Fuels	7.3%
Professional Services	6.9%
Real Estate Management & Development	2.3%
Trading Companies & Distributors	2.7%
Money Market Fund	5.2%
99.9%
Sterling Capital Mid Cap Relative Value Fund	Percentage of net assets
Automobile Components	1.9%
Banks	3.1%
Building Products	2.8%
Capital Markets	3.1%
Chemicals	3.4%
Communications Equipment	1.1%
Construction & Engineering	1.8%
Consumer Staples Distribution & Retail	6.0%
Containers & Packaging	5.2%
Electronic Equipment, Instruments & Components	7.6%
Entertainment	4.0%
Financial Services	2.7%
Food Products	2.1%
Gas Utilities	2.3%
Health Care Equipment & Supplies	3.7%
Household Durables	1.1%
Industrial REITs	2.4%
Insurance	7.4%
Leisure Products	1.2%
Life Sciences Tools & Services	7.0%
Machinery	2.1%
Multi-Utilities	1.7%
Office REITs	1.0%
Oil, Gas & Consumable Fuels	5.7%
Professional Services	3.5%
Real Estate Management & Development	1.6%
Residential REITs	1.8%
Semiconductors & Semiconductor Equipment	1.4%
Software	3.8%
Specialized REITs	1.5%
Trading Companies & Distributors	2.3%
Money Market Fund	3.7%
100.0%

Sterling Capital Real Estate Fund	Percentage of net assets
Data Center	11.9%
Diversified	1.7%
Health Care	7.6%
Hotel & Resort	3.4%
Industrial	14.8%
Multi-Family Residential	13.2%
Office	4.3%
Other Specialized	4.0%
Real Estate Development	1.6%
Retail	13.8%
Self-Storage	6.2%
Single-Family Residential	4.0%
Telecom Tower	11.7%
Money Market Fund	1.7%
99.9%

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Small Cap Value Fund	Percentage of net assets
Aerospace & Defense	3.6%
Automobile Components	1.3%
Banks	11.4%
Capital Markets	2.0%
Chemicals	3.2%
Construction & Engineering	2.6%
Consumer Staples Distribution & Retail	9.9%
Electric Utilities	2.3%
Electrical Equipment	3.1%
Electronic Equipment, Instruments & Components	5.9%
Entertainment	1.9%
Gas Utilities	2.3%
Household Durables	4.1%
Industrial REITs	3.5%
Insurance	7.1%
Life Sciences Tools & Services	3.7%
Machinery	7.9%
Office REITs	1.1%
Oil, Gas & Consumable Fuels	3.8%
Professional Services	3.7%
Retail REITs	1.0%
Semiconductors & Semiconductor Equipment	5.5%
Software	3.2%
Trading Companies & Distributors	4.3%
Money Market Fund	0.5%
98.9%

Sterling Capital Ultra Short Bond Fund	Percentage of net assets
Asset Backed Securities	13.9%
Collateralized Mortgage Obligations	3.7%
Commercial Mortgage-Backed Securities	9.5%
Commercial Paper	2.9%
Corporate Bonds	63.4%
U.S. Government Agencies	2.7%
U.S. Treasury Bills	1.7%
Money Market Fund	3.6%
101.4%

Sterling Capital Short Duration Bond Fund	Percentage of net assets
Asset Backed Securities	20.1%
Collateralized Mortgage Obligations	2.0%
Commercial Mortgage-Backed Securities	6.5%
Corporate Bonds	60.7%
Municipal Bonds	3.3%
U.S. Government Agencies	0.8%
U.S. Treasury Notes	4.5%
Money Market Fund	3.0%
100.9%
Sterling Capital Intermediate U.S. Government Fund	Percentage of net assets
Asset Backed Securities	1.9%
Collateralized Mortgage Obligations	20.1%
Commercial Mortgage-Backed Securities	20.2%
Corporate Bonds	2.2%
Mortgage-Backed Securities	31.0%
Municipal Bonds	0.7%
U.S. Government Agencies	13.5%
U.S. Treasury Notes	9.6%
Money Market Fund	0.4%
99.6%

Sterling Capital Total Return Bond Fund	Percentage of net assets
Asset Backed Securities	10.7%
Collateralized Mortgage Obligations	2.3%
Commercial Mortgage-Backed Securities	11.1%
Corporate Bonds	25.2%
Mortgage-Backed Securities	27.5%
Municipal Bonds	4.9%
U.S. Government Agencies	0.8%
U.S. Treasury Bonds	6.5%
U.S. Treasury Notes	9.9%
Money Market Fund	0.6%
99.5%

Sterling Capital Long Duration Corporate Bond Fund	Percentage of net assets
Corporate Bonds	92.9%
U.S. Government Agencies	0.2%
U.S. Treasury Bonds	5.1%
Money Market Fund	0.5%
98.7%

Sterling Capital Quality Income Fund	Percentage of net assets
Asset Backed Securities	16.1%
Collateralized Mortgage Obligations	20.7%
Commercial Mortgage-Backed Securities	18.7%
Corporate Bonds	0.3%
Mortgage-Backed Securities	38.7%
U.S. Government Agencies	0.5%
U.S. Treasury Bonds	2.4%
U.S. Treasury Notes	1.1%
Money Market Fund	1.4%
99.9%

Sterling Capital North Carolina Intermediate Tax-Free Fund	Percentage of net assets
North Carolina Municipal Bonds	96.8%
Money Market Fund	2.2%
99.0%

Sterling Capital South Carolina Intermediate Tax-Free Fund	Percentage of net assets
South Carolina Municipal Bonds	97.8%
Money Market Fund	1.2%
99.0%

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Virginia Intermediate Tax-Free Fund	Percentage of net assets
Virginia Municipal Bonds	98.7%
Money Market Fund	0.8%
99.5%

Sterling Capital West Virginia Intermediate Tax-Free Fund	Percentage of net assets
West Virginia Municipal Bonds	96.8%
Money Market Fund	1.9%
98.7%

Sterling Capital Funds

Expense Example (Unaudited)

As a shareholder of the Sterling Capital Funds (each, a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period* 4/1/23 - 9/30/23	Annualized Expense Ratio During Period 4/1/23 - 9/30/23
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,027.81	$5.80	1.14%
Class C Shares	1,000.00	1,024.31	9.59	1.89%
Institutional Shares	1,000.00	1,029.28	4.53	0.89%
Class R6 Shares	1,000.00	1,029.64	4.17	0.82%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,020.45	5.72	1.13%
Class C Shares	1,000.00	1,016.10	9.50	1.88%
Institutional Shares	1,000.00	1,021.84	4.46	0.88%
Class R6 Shares	1,000.00	1,022.48	4.06	0.80%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	1,041.91	5.89	1.15%
Class C Shares	1,000.00	1,037.69	9.71	1.90%
Institutional Shares	1,000.00	1,043.39	4.56	0.89%
Class R6 Shares	1,000.00	1,043.66	4.25	0.83%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,064.06	5.95	1.15%
Class C Shares	1,000.00	1,059.60	9.81	1.90%
Institutional Shares	1,000.00	1,065.17	4.66	0.90%
Class R6 Shares	1,000.00	1,066.02	4.20	0.81%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,002.77	5.42	1.08%
Class C Shares	1,000.00	998.98	9.17	1.83%
Institutional Shares	1,000.00	1,004.01	4.17	0.83%
Class R6 Shares	1,000.00	1,004.13	3.67	0.73%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	1,017.84	4.86	0.96%
Class C Shares	1,000.00	1,013.32	8.53	1.69%
Institutional Shares	1,000.00	1,018.95	3.59	0.71%
Class R6 Shares	1,000.00	1,018.95	3.34	0.66%
Sterling Capital SMID Opportunities Fund
Class A Shares	1,000.00	1,043.07	5.33	1.04%
Class C Shares	1,000.00	1,040.04	9.15	1.79%
Institutional Shares	1,000.00	1,044.88	4.05	0.79%
Sterling Capital Mid Cap Relative Value Fund
Class A Shares	1,000.00	1,014.29	5.66	1.12%
Class C Shares	1,000.00	1,010.88	8.92	1.77%
Institutional Shares	1,000.00	1,015.56	4.40	0.87%

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period* 4/1/23 - 9/30/23	Annualized Expense Ratio During Period 4/1/23 - 9/30/23
Sterling Capital Real Estate Fund
Class A Shares	$1,000.00	$933.30	$5.43	1.12%
Class C Shares	1,000.00	929.79	9.05	1.87%
Institutional Shares	1,000.00	934.40	4.22	0.87%
Class R6 Shares	1,000.00	934.72	3.93	0.81%
Sterling Capital Small Cap Value Fund
Class A Shares	1,000.00	1,027.80	6.46	1.27%
Class C Shares	1,000.00	1,023.74	10.25	2.02%
Institutional Shares	1,000.00	1,028.82	5.19	1.02%
Class R6 Shares	1,000.00	1,029.56	4.68	0.92%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,025.91	2.64	0.52%
Institutional Shares	1,000.00	1,026.14	1.37	0.27%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	1,010.98	3.43	0.68%
Class C Shares	1,000.00	1,007.19	7.20	1.43%
Institutional Shares	1,000.00	1,012.23	2.17	0.43%
Class R6 Shares	1,000.00	1,013.93	1.72	0.34%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	974.01	3.71	0.75%
Class C Shares	1,000.00	970.27	7.41	1.50%
Institutional Shares	1,000.00	976.38	2.48	0.50%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	962.39	3.44	0.70%
Class C Shares	1,000.00	958.88	7.12	1.45%
Institutional Shares	1,000.00	963.64	2.22	0.45%
Class R6 Shares	1,000.00	964.12	1.72	0.35%
Sterling Capital Long Duration Corporate Bond Fund
Class A Shares	1,000.00	918.71	3.37	0.70%
Class C Shares	1,000.00	916.51	6.92	1.44%
Institutional Shares	1,000.00	921.16	2.17	0.45%
Class R6 Shares	1,000.00	920.27	1.73	0.36%
Sterling Capital Quality Income Fund
Class A Shares	1,000.00	969.36	4.20	0.85%
Class C Shares	1,000.00	966.92	7.79	1.58%
Institutional Shares	1,000.00	971.70	2.97	0.60%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	959.27	4.17	0.85%
Class C Shares	1,000.00	955.61	7.89	1.61%
Institutional Shares	1,000.00	961.44	2.95	0.60%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	965.65	3.99	0.81%
Class C Shares	1,000.00	961.05	7.67	1.56%
Institutional Shares	1,000.00	966.57	2.76	0.56%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	959.96	4.32	0.88%
Class C Shares	1,000.00	954.77	7.79	1.59%
Institutional Shares	1,000.00	961.17	3.10	0.63%

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period* 4/1/23 - 9/30/23	Annualized Expense Ratio During Period 4/1/23 - 9/30/23
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$968.95	$4.34	0.88%
Class C Shares	1,000.00	967.12	7.35	1.49%
Institutional Shares	1,000.00	971.29	3.16	0.64%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 182 days divided by 365 (to reflect the six month period).

Sterling Capital Funds

Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period* 4/1/23 - 9/30/23	Annualized Expense Ratio During Period 4/1/23 - 9/30/23
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,019.35	$5.77	1.14%
Class C Shares	1,000.00	1,015.59	9.55	1.89%
Institutional Shares	1,000.00	1,020.61	4.51	0.89%
Class R6 Shares	1,000.00	1,020.96	4.15	0.82%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,019.40	5.72	1.13%
Class C Shares	1,000.00	1,015.64	9.50	1.88%
Institutional Shares	1,000.00	1,020.66	4.46	0.88%
Class R6 Shares	1,000.00	1,021.06	4.05	0.80%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	1,019.30	5.82	1.15%
Class C Shares	1,000.00	1,015.54	9.60	1.90%
Institutional Shares	1,000.00	1,020.61	4.51	0.89%
Class R6 Shares	1,000.00	1,020.91	4.20	0.83%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,019.30	5.82	1.15%
Class C Shares	1,000.00	1,015.54	9.60	1.90%
Institutional Shares	1,000.00	1,020.56	4.56	0.90%
Class R6 Shares	1,000.00	1,021.01	4.10	0.81%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,019.65	5.47	1.08%
Class C Shares	1,000.00	1,015.89	9.25	1.83%
Institutional Shares	1,000.00	1,020.91	4.20	0.83%
Class R6 Shares	1,000.00	1,021.41	3.70	0.73%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	1,020.26	4.86	0.96%
Class C Shares	1,000.00	1,016.60	8.54	1.69%
Institutional Shares	1,000.00	1,021.51	3.60	0.71%
Class R6 Shares	1,000.00	1,021.76	3.35	0.66%
Sterling Capital SMID Opportunities Fund
Class A Shares	1,000.00	1,019.85	5.27	1.04%
Class C Shares	1,000.00	1,016.09	9.05	1.79%
Institutional Shares	1,000.00	1,021.11	4.00	0.79%
Sterling Capital Mid Cap Relative Value Fund
Class A Shares	1,000.00	1,019.45	5.67	1.12%
Class C Shares	1,000.00	1,016.19	8.95	1.77%
Institutional Shares	1,000.00	1,020.71	4.41	0.87%

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period* 4/1/23 - 9/30/23	Annualized Expense Ratio During Period 4/1/23 - 9/30/23
Sterling Capital Real Estate Fund
Class A Shares	$1,000.00	$1,019.45	$5.67	1.12%
Class C Shares	1,000.00	1,015.69	9.45	1.87%
Institutional Shares	1,000.00	1,020.71	4.41	0.87%
Class R6 Shares	1,000.00	1,021.01	4.10	0.81%
Sterling Capital Small Cap Value Fund
Class A Shares	1,000.00	1,018.70	6.43	1.27%
Class C Shares	1,000.00	1,014.94	10.20	2.02%
Institutional Shares	1,000.00	1,019.95	5.16	1.02%
Class R6 Shares	1,000.00	1,020.46	4.66	0.92%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,022.46	2.64	0.52%
Institutional Shares	1,000.00	1,023.71	1.37	0.27%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	1,021.66	3.45	0.68%
Class C Shares	1,000.00	1,017.90	7.23	1.43%
Institutional Shares	1,000.00	1,022.91	2.18	0.43%
Class R6 Shares	1,000.00	1,023.36	1.72	0.34%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,021.31	3.80	0.75%
Class C Shares	1,000.00	1,017.55	7.59	1.50%
Institutional Shares	1,000.00	1,022.56	2.54	0.50%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,021.56	3.55	0.70%
Class C Shares	1,000.00	1,017.80	7.33	1.45%
Institutional Shares	1,000.00	1,022.81	2.28	0.45%
Class R6 Shares	1,000.00	1,023.31	1.78	0.35%
Sterling Capital Long Duration Corporate Bond Fund
Class A Shares	1,000.00	1,021.56	3.55	0.70%
Class C Shares	1,000.00	1,017.85	7.28	1.44%
Institutional Shares	1,000.00	1,022.81	2.28	0.45%
Class R6 Shares	1,000.00	1,023.26	1.83	0.36%
Sterling Capital Quality Income Fund
Class A Shares	1,000.00	1,020.81	4.31	0.85%
Class C Shares	1,000.00	1,017.15	7.99	1.58%
Institutional Shares	1,000.00	1,022.06	3.04	0.60%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.81	4.31	0.85%
Class C Shares	1,000.00	1,017.00	8.14	1.61%
Institutional Shares	1,000.00	1,022.06	3.04	0.60%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.01	4.10	0.81%
Class C Shares	1,000.00	1,017.25	7.89	1.56%
Institutional Shares	1,000.00	1,022.26	2.84	0.56%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.66	4.46	0.88%
Class C Shares	1,000.00	1,017.10	8.04	1.59%
Institutional Shares	1,000.00	1,021.91	3.19	0.63%

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period* 4/1/23 - 9/30/23	Annualized Expense Ratio During Period 4/1/23 - 9/30/23
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$1,020.66	$4.46	0.88%
Class C Shares	1,000.00	1,017.60	7.54	1.49%
Institutional Shares	1,000.00	1,021.86	3.24	0.64%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 182 days divided by 365 (to reflect the six month period).

Sterling Capital Behavioral Large Cap Value Equity Fund

Schedule of Portfolio Investments
September 30, 2023

Shares		Fair Value
COMMON STOCKS — 99.5%

	Air Freight & Logistics — 1.7%
2,000	FedEx Corp.	$529,840

	Automobiles — 1.9%
10,625	Ford Motor Co.	131,962
13,275	General Motors Co.	437,677
		569,639

	Banks — 5.3%
7,575	JPMorgan Chase & Co.	1,098,526
13,200	New York Community Bancorp, Inc.	149,688
9,300	Wells Fargo & Co.	379,998
		1,628,212

	Beverages — 0.5%
2,250	Molson Coors Beverage Co., Class B	143,078

	Biotechnology — 4.9%
2,800	AbbVie, Inc.	417,368
1,200	Amgen, Inc.	322,512
7,050	Gilead Sciences, Inc.	528,327
150	Regeneron Pharmaceuticals, Inc.(a)	123,444
200	United Therapeutics Corp.(a)	45,174
200	Vertex Pharmaceuticals, Inc.(a)	69,548
		1,506,373

	Building Products — 2.4%
950	Builders FirstSource, Inc.(a)	118,266
8,525	Carrier Global Corp.	470,580
1,000	Owens Corning	136,410
		725,256

	Capital Markets — 3.2%
525	Ameriprise Financial, Inc.	173,082
4,050	Bank of New York Mellon Corp. (The)	172,733
3,450	Interactive Brokers Group, Inc., Class A	298,632
5,175	Janus Henderson Group PLC	133,618
475	T. Rowe Price Group, Inc.	49,813
6,275	XP, Inc., Class A	144,639
		972,517

	Communications Equipment — 2.4%
13,650	Cisco Systems, Inc.	733,824

	Construction Materials — 0.5%
925	Eagle Materials, Inc.	154,031

	Consumer Finance — 0.4%
3,100	OneMain Holdings, Inc.	124,279

	Consumer Staples Distribution & Retail — 0.7%
3,700	Kroger Co. (The)	165,575
1,600	U.S. Foods Holding Corp.(a)	63,520
		229,095

	Diversified Consumer Services — 0.2%
400	Grand Canyon Education, Inc.(a)	46,752
Shares		Fair Value
COMMON STOCKS — (continued)

	Diversified Telecommunication Services — 1.8%
35,675	AT&T, Inc.	$535,838

	Electric Utilities — 3.4%
3,925	Duke Energy Corp.	346,420
2,125	Edison International	134,491
2,600	Evergy, Inc.	131,820
3,925	NRG Energy, Inc.	151,191
4,275	OGE Energy Corp.	142,486
1,750	Pinnacle West Capital Corp.	128,940
		1,035,348

	Electronic Equipment, Instruments & Components — 1.1%
1,625	Jabil, Inc.	206,196
4,450	Vontier Corp.	137,594
		343,790

	Energy Equipment & Services — 1.5%
12,900	Baker Hughes Co.	455,628

	Financial Services — 4.8%
4,600	Apollo Global Management, Inc.	412,896
7,800	Corebridge Financial, Inc.	154,050
4,200	Fiserv, Inc.(a)	474,432
8,050	MGIC Investment Corp.	134,355
27,075	UWM Holdings Corp.	131,314
12,275	Western Union Co. (The)	161,784
		1,468,831

	Food Products — 1.3%
5,400	Archer-Daniels-Midland Co.	407,268

	Gas Utilities — 0.3%
1,475	National Fuel Gas Co.	76,567

	Health Care Providers & Services — 6.8%
2,075	Cencora, Inc.	373,438
5,400	Centene Corp.(a)	371,952
600	Cigna Group (The)	171,642
524	Elevance Health, Inc.	228,160
1,775	HCA Healthcare, Inc.	436,615
1,124	McKesson Corp.	488,771
		2,070,578

	Hotels, Restaurants & Leisure — 2.3%
125	Booking Holdings, Inc.(a)	385,494
2,375	Boyd Gaming Corp.	144,471
425	Marriott International, Inc., Class A	83,538
850	Royal Caribbean Cruises, Ltd.(a)	78,319
		691,822

	Household Durables — 2.4%
3,975	DR Horton, Inc.	427,193
1,250	Lennar Corp., Class A	140,288
2,300	Toll Brothers, Inc.	170,108
		737,589
See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Large Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Shares		Fair Value
COMMON STOCKS — (continued)

	Household Products — 0.9%
1,125	Kimberly-Clark Corp.	$135,956
1,775	Spectrum Brands Holdings, Inc.	139,071
		275,027

	Insurance — 5.0%
6,600	Aflac, Inc.	506,550
8,125	American International Group, Inc.	492,375
2,750	Prudential Financial, Inc.	260,947
700	Reinsurance Group of America, Inc.	101,633
3,550	Unum Group	174,625
		1,536,130

	Interactive Media & Services — 1.6%
600	Alphabet, Inc., Class C(a)	79,110
1,400	Meta Platforms, Inc., Class A(a)	420,294
		499,404

	IT Services — 1.7%
6,375	Cognizant Technology Solutions Corp., Class A	431,843
600	International Business Machines Corp.	84,180
		516,023

	Machinery — 6.9%
2,300	Allison Transmission Holdings, Inc.	135,838
1,775	Caterpillar, Inc.	484,575
950	Deere & Co.	358,511
5,850	PACCAR, Inc.	497,367
1,250	Parker-Hannifin Corp.	486,900
550	Snap-on, Inc.	140,283
		2,103,474

	Media — 2.7%
225	Charter Communications, Inc., Class A(a)	98,960
16,050	Comcast Corp., Class A	711,657
		810,617

	Metals & Mining — 3.3%
3,000	Nucor Corp.	469,050
625	Reliance Steel & Aluminum Co.	163,894
3,200	Southern Copper Corp.	240,928
1,400	Steel Dynamics, Inc.	150,108
		1,023,980

	Mortgage Real Estate Investment Trusts (REITs) — 0.9%
13,375	Rithm Capital Corp.	124,254
7,150	Starwood Property Trust, Inc.	138,352
		262,606

	Multi-Utilities — 0.3%
1,575	Public Service Enterprise Group, Inc.	89,633

	Office REITs — 0.3%
1,800	Boston Properties, Inc.	107,064
Shares		Fair Value
COMMON STOCKS — (continued)

	Oil, Gas & Consumable Fuels — 8.3%
3,425	Exxon Mobil Corp.	$402,711
2,375	HF Sinclair Corp.	135,209
3,450	Marathon Petroleum Corp.	522,123
4,250	Phillips 66	510,637
2,050	Pioneer Natural Resources Co.	470,578
3,500	Valero Energy Corp.	495,985
		2,537,243

	Passenger Airlines — 0.9%
1,550	Copa Holdings SA, Class A	138,136
3,300	United Airlines Holdings, Inc.(a)	139,590
		277,726

	Personal Care Products — 0.2%
6,625	Coty, Inc., Class A(a)	72,676

	Pharmaceuticals — 2.8%
1,025	Jazz Pharmaceuticals PLC(a)	132,676
7,025	Merck & Co., Inc.	723,224
		855,900

	Professional Services — 0.1%
275	Science Applications International Corp.	29,024

	Retail REITs — 1.7%
3,875	Simon Property Group, Inc.	418,616
3,000	Spirit Realty Capital, Inc.	100,590
		519,206

	Semiconductors & Semiconductor Equipment — 4.7%
2,900	Applied Materials, Inc.	401,505
476	Broadcom, Inc.	395,356
600	KLA Corp.	275,196
4,550	Microchip Technology, Inc.	355,128
		1,427,185

	Software — 2.1%
4,925	NCR Corp.(a)	132,827
4,800	Oracle Corp.	508,416
		641,243

	Specialized REITs — 1.3%
3,150	EPR Properties	130,851
2,450	Gaming & Leisure Properties, Inc.	111,598
5,175	VICI Properties, Inc.	150,592
		393,041

	Specialty Retail — 2.2%
775	AutoNation, Inc.(a)	117,335
150	AutoZone, Inc.(a)	380,998
1,000	Penske Automotive Group, Inc.	167,060
		665,393

	Technology Hardware, Storage & Peripherals — 0.1%
1,375	HP, Inc.	35,338

Continued

Sterling Capital Behavioral Large Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Shares		Fair Value
COMMON STOCKS — (continued)

	Tobacco — 1.6%
11,500	Altria Group, Inc.	$483,575

	Trading Companies & Distributors — 0.1%
1,575	Core & Main, Inc., Class A(a)	45,439

	Total Common Stocks
	(Cost $27,584,562)	30,393,102

MONEY MARKET FUND — 0.4%
132,774	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(b)	132,774

	Total Money Market Fund
	(Cost $132,774)	132,774

Total Investments — 99.9%
(Cost $27,717,336)		30,525,876
Net Other Assets (Liabilities) — 0.1%		36,929
NET ASSETS — 100.0%		$30,562,805

(a)	Represents non-income producing security.

(b)	Represents the current yield as of report date.

Continued

Sterling Capital Mid Value Fund

Schedule of Portfolio Investments
September 30, 2023

Shares		Fair Value
COMMON STOCKS — 98.0%

	Automobile Components — 3.1%
43,035	Gentex Corp.	$1,400,359

	Banks — 6.1%
8,685	M&T Bank Corp.	1,098,218
12,821	Pinnacle Financial Partners, Inc.	859,520
12,137	SouthState Corp.	817,548
		2,775,286

	Broadline Retail — 1.4%
14,942	eBay, Inc.	658,793

	Chemicals — 3.2%
28,825	Corteva, Inc.	1,474,687

	Consumer Finance — 3.3%
2,568	Discover Financial Services	222,466
92,671	SLM Corp.	1,262,179
		1,484,645

	Consumer Staples Distribution & Retail — 4.6%
7,837	Dollar General Corp.	829,155
11,404	Target Corp.	1,260,940
		2,090,095

	Containers & Packaging — 3.1%
16,180	Crown Holdings, Inc.	1,431,606

	Electric Utilities — 3.1%
26,472	ALLETE, Inc.	1,397,722

	Electrical Equipment — 2.6%
31,105	Sensata Technologies Holding PLC	1,176,391

	Entertainment — 2.9%
9,445	Take-Two Interactive Software, Inc.(a)	1,325,984

	Financial Services — 7.3%
13,646	Euronet Worldwide, Inc.(a)	1,083,219
13,320	Global Payments, Inc.	1,536,995
28,394	Radian Group, Inc.	712,973
		3,333,187

	Health Care Providers & Services — 14.8%
25,321	Centene Corp.(a)	1,744,110
3,874	Cigna Group (The)	1,108,235
16,929	Encompass Health Corp.	1,136,952
7,386	Laboratory Corp. of America Holdings	1,484,955
2,915	McKesson Corp.	1,267,588
		6,741,840

	Hotels, Restaurants & Leisure — 2.2%
6,740	Hilton Worldwide Holdings, Inc.	1,012,213

	Household Durables — 2.2%
11,456	Mohawk Industries, Inc.(a)	983,039

	Household Products — 2.5%
24,177	GCI Liberty Escrow Shares(a)(b)	-
Shares		Fair Value
COMMON STOCKS — (continued)

	Household Products — (continued)
14,776	Spectrum Brands Holdings, Inc.	$1,157,700

	Insurance — 5.9%
11,475	Globe Life, Inc.	1,247,677
978	Markel Group, Inc.(a)	1,440,095
		2,687,772

	Interactive Media & Services — 1.5%
13,966	IAC, Inc.(a)	703,747

	Life Sciences Tools & Services — 0.5%
7,386	Fortrea Holdings, Inc.(a)	211,166

	Machinery — 3.5%
65,617	Trinity Industries, Inc.	1,597,774

	Media — 2.9%
14,737	Liberty Broadband Corp., Class C(a)	1,345,783

	Multi-Utilities — 0.5%
9,045	NiSource, Inc.	223,231

	Oil, Gas & Consumable Fuels — 6.0%
48,995	CNX Resources Corp.(a)	1,106,307
7,051	Pioneer Natural Resources Co.	1,618,557
		2,724,864

	Professional Services — 7.4%
14,736	ASGN, Inc.(a)	1,203,636
10,393	Jacobs Solutions, Inc.	1,418,645
14,447	SS&C Technologies Holdings, Inc.	759,045
		3,381,326

	Real Estate Management & Development — 2.6%
15,815	CBRE Group, Inc., Class A(a)	1,168,096

	Software 1.6%
26,377	NCR Corp.(a)	711,388

	Trading Companies & Distributors — 3.2%
37,130	Air Lease Corp.	1,463,293

	Total Common Stocks
	(Cost $36,290,209)	44,661,987

MONEY MARKET FUND — 2.2%
991,488	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(c)	991,488
	Total Money Market Fund
	(Cost $991,488)	991,488
Total Investments 100.2%
(Cost $37,281,697)		45,653,475
Net Other Assets (Liabilities) (0.2)%		(109,403)
NET ASSETS 100.0%		$45,544,072

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

(a)	Represents non-income producing security.

(b)	The value of this security has been determined in good faith under policies of the Board of Trustees.
(c)	Represents the current yield as of report date.

Continued

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments
September 30, 2023

Shares		Fair Value
COMMON STOCKS — 98.8%

	Banks — 10.8%
10,709	Axos Financial, Inc.(a)	$405,443
13,320	Bank of NT Butterfield & Son, Ltd. (The)	360,706
7,410	Bank OZK	274,689
17,612	BankUnited, Inc.	399,792
16,840	Business First Bancshares, Inc.	315,918
15,340	Byline Bancorp, Inc.	302,351
12,877	Cathay General Bancorp	447,605
15,488	Central Pacific Financial Corp.	258,340
11,517	Customers Bancorp, Inc.(a)	396,761
9,665	Eagle Bancorp, Inc.	207,314
33,290	First BanCorp.	448,083
6,826	First Financial Corp.	230,787
18,488	Hanmi Financial Corp.	300,060
40,045	Hope Bancorp, Inc.	354,398
13,401	Independent Bank Corp.	245,774
5,378	Mercantile Bank Corp.	166,234
12,223	Midland States Bancorp, Inc.	251,060
25,281	New York Community Bancorp, Inc.	286,687
6,630	Northeast Bank	292,383
19,972	Northeast Community Bancorp, Inc.	294,787
17,693	OceanFirst Financial Corp.	256,018
17,212	OFG Bancorp	513,950
23,060	Old Second Bancorp, Inc.	313,847
4,350	Popular, Inc.	274,093
4,978	Preferred Bank	309,880
12,993	RBB Bancorp	166,051
10,306	South Plains Financial, Inc.	272,491
10,470	TrustCo Bank Corp. NY	285,726
17,530	Trustmark Corp.	380,927
12,518	Univest Financial Corp.	217,563
13,385	Washington Federal, Inc.	342,924
3,580	Wintrust Financial Corp.	270,290
		9,842,932

	Beverages — 0.2%
2,690	Molson Coors Beverage Co., Class B	171,057

	Broadline Retail — 0.6%
1,564	Dillard's, Inc., Class A	517,387

	Building Products — 3.4%
4,884	American Woodmark Corp.(a)	369,279
6,710	Apogee Enterprises, Inc.	315,907
3,196	Builders FirstSource, Inc.(a)	397,870
27,035	JELD-WEN Holding, Inc.(a)	361,188
3,989	Owens Corning	544,139
12,370	Quanex Building Products Corp.	348,463
6,842	UFP Industries, Inc.	700,621
		3,037,467

	Capital Markets — 0.7%
4,025	StoneX Group, Inc.(a)	390,103
11,009	XP, Inc., Class A	253,757
		643,860
Shares		Fair Value
COMMON STOCKS — (continued)

	Chemicals — 0.2%
1,391	Westlake Corp.	$173,416

	Commercial Services & Supplies — 0.7%
31,390	Interface, Inc.	307,936
32,540	Steelcase, Inc., Class A	363,472
		671,408
	Construction & Engineering — 0.7%
8,100	Sterling Infrastructure, Inc.(a)	595,188

	Construction Materials— 0.4%
2,013	Eagle Materials, Inc.	335,205

	Consumer Finance — 2.2%
9,836	Ally Financial, Inc.	262,424
12,840	Bread Financial Holdings, Inc.	439,128
11,749	Enova International, Inc.(a)	597,672
25,614	Navient Corp.	441,073
9,022	Synchrony Financial	275,803
		2,016,100

	Consumer Staples Distribution & Retail — 1.5%
9,280	Andersons, Inc. (The)	478,013
4,170	PriceSmart, Inc.	310,373
13,093	Sprouts Farmers Market, Inc.(a)	560,380
		1,348,766

	Diversified Consumer Services — 0.6%
30,835	Perdoceo Education Corp.	527,279

	Diversified REITs — 1.0%
31,631	Broadstone Net Lease, Inc.	452,323
22,355	Essential Properties Realty Trust, Inc.	483,539
		935,862

	Diversified Telecommunication Services — 0.4%
44,064	Liberty Latin America, Ltd., Class C(a)	359,562

	Electric Utilities — 3.1%
9,569	ALLETE, Inc.	505,243
8,050	Avangrid, Inc.	242,868
21,070	Hawaiian Electric Industries, Inc.	259,372
7,100	NRG Energy, Inc.	273,492
9,175	Otter Tail Corp.	696,566
4,293	Pinnacle West Capital Corp.	316,308
12,570	Portland General Electric Co.	508,834
		2,802,683

	Electrical Equipment — 2.2%
3,011	Atkore, Inc.(a)	449,211
4,037	Encore Wire Corp.	736,591
22,161	LSI Industries, Inc.	351,917
5,209	Powell Industries, Inc.	431,826
		1,969,545

	Electronic Equipment, Instruments & Components — 2.5%
6,772	Bel Fuse, Inc., Class B	323,160

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Shares		Fair Value
COMMON STOCKS — (continued)

	Electronic Equipment, Instruments & Components — (continued)
1,882	Insight Enterprises, Inc.(a)	$273,831
4,229	Jabil, Inc.	536,618
2,620	PC Connection, Inc.	139,856
29,179	TTM Technologies, Inc.(a)	375,825
25,614	Vishay Intertechnology, Inc.	633,178
		2,282,468

	Energy Equipment & Services — 0.9%
14,904	Oceaneering International, Inc.(a)	383,331
4,385	Weatherford International PLC(a)	396,097
		779,428

	Entertainment — 0.7%
18,083	Cinemark Holdings, Inc.(a)	331,823
20,054	Marcus Corp. (The)	310,837
		642,660

	Financial Services — 4.6%
8,530	A-Mark Precious Metals, Inc.	250,185
14,060	Banco Latinoamericano de Comercio Exterior SA, Class E	298,072
16,452	Corebridge Financial, Inc.	324,927
13,238	Enact Holdings, Inc.	360,471
13,688	Jackson Financial, Inc., Class A	523,155
14,470	MGIC Investment Corp.	241,504
11,902	Mr Cooper Group, Inc.(a)	637,471
39,042	Pagseguro Digital, Ltd., Class A(a)	336,151
27,281	Radian Group, Inc.	685,026
38,213	StoneCo, Ltd., Class A(a)	407,733
		4,064,695

	Food Products — 0.3%
22,685	Dole PLC.	262,692

	Gas Utilities — 0.3%
5,693	National Fuel Gas Co.	295,524

	Ground Transportation — 0.0%
433	ArcBest Corp.	44,014

	Health Care Equipment & Supplies — 2.0%
3,381	Haemonetics Corp.(a)	302,870
7,431	Inmode, Ltd.(a)	226,348
5,040	Lantheus Holdings, Inc.(a)	350,179
7,030	Omnicell, Inc.(a)	316,631
52,750	OraSure Technologies, Inc.(a)	312,808
17,410	Varex Imaging Corp.(a)	327,134
		1,835,970

	Health Care Providers & Services — 4.2%
3,428	Addus HomeCare Corp.(a)	292,031
3,204	AMN Healthcare Services, Inc.(a)	272,917
12,069	Cross Country Healthcare, Inc.(a)	299,190
2,764	DaVita, Inc.(a)	261,281
4,966	Encompass Health Corp.	333,517
3,689	Ensign Group, Inc. (The)	342,819
Shares		Fair Value
COMMON STOCKS — (continued)

	Health Care Providers & Services — (continued)
11,346	Fulgent Genetics, Inc.(a)	$303,392
2,870	Option Care Health, Inc.(a)	92,844
22,846	Owens & Minor, Inc.(a)	369,191
14,750	PetIQ, Inc.(a)	290,575
7,628	Premier, Inc., Class A	164,002
10,460	Select Medical Holdings Corp.	264,324
3,420	Tenet Healthcare Corp.(a)	225,344
2,587	Universal Health Services, Inc., Class B	325,264
		3,836,691

	Health Care REITs — 0.3%
50,666	Medical Properties Trust, Inc.	276,130

	Health Care Technology — 0.8%
15,784	HealthStream, Inc.	340,619
29,968	Veradigm, Inc.(a)	393,779
		734,398

	Hotel & Resort REITs — 2.9%
35,231	Apple Hospitality REIT, Inc.	540,444
49,039	DiamondRock Hospitality Co.	393,783
16,227	Host Hotels & Resorts, Inc.	260,768
21,497	Park Hotels & Resorts, Inc.	264,843
38,813	RLJ Lodging Trust	379,979
44,718	Sunstone Hotel Investors, Inc.	418,113
31,560	Xenia Hotels & Resorts, Inc.	371,777
		2,629,707

	Household Durables — 6.0%
13,980	Beazer Homes USA, Inc.(a)	348,242
6,210	Century Communities, Inc.	414,704
13,781	Ethan Allen Interiors, Inc.	412,052
9,633	Green Brick Partners, Inc.(a)	399,866
10,726	KB Home	496,399
12,249	La-Z-Boy, Inc.	378,249
6,253	M/I Homes, Inc.(a)	525,502
10,435	MDC Holdings, Inc.	430,235
5,034	Meritage Homes Corp.	616,111
14,537	Taylor Morrison Home Corp.(a)	619,422
4,473	Toll Brothers, Inc.	330,823
15,902	TRI Pointe Homes, Inc.(a)	434,920
		5,406,525

	Household Products — 0.7%
6,480	Central Garden & Pet Co.(a)	286,027
9,490	Central Garden & Pet Co., Class A(a)	380,454
		666,481

	Independent Power and Renewable Electricity Producers — 0.2%
8,528	Brookfield Renewable Corp., Class A	204,160

	Industrial REITs — 0.5%
5,710	Innovative Industrial Properties, Inc.	432,019

	Insurance — 3.8%
25,110	Ambac Financial Group, Inc.(a)	302,827

Continued

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Shares		Fair Value
COMMON STOCKS — (continued)

	Insurance — (continued)
12,413	American Equity Investment Life Holding Co.(a)	$665,833
5,921	Axis Capital Holdings, Ltd.	333,767
6,028	Brighthouse Financial, Inc.(a)	295,010
9,129	Employers Holdings, Inc.	364,703
12,955	Old Republic International Corp.	349,008
1,890	Reinsurance Group of America, Inc.	274,409
2,152	RenaissanceRe Holdings, Ltd.	425,924
8,235	Unum Group	405,080
		3,416,561

	Interactive Media & Services — 0.6%
14,774	Cargurus, Inc.(a)	258,840
6,440	Yelp, Inc.(a)	267,840
		526,680

	Machinery — 3.1%
2,154	AGCO Corp.	254,775
6,034	Allison Transmission Holdings, Inc.	356,368
15,460	Blue Bird Corp.(a)	330,071
17,692	Manitowoc Co., Inc. (The)(a)	266,264
7,204	Mueller Industries, Inc.	541,453
19,420	REV Group, Inc.	310,720
7,943	Terex Corp.	457,676
11,703	Wabash National Corp.	247,167
		2,764,494

	Marine Transportation — 0.6%
5,910	Matson, Inc.	524,335

	Media — 0.7%
8,370	Fox Corp., Class A	261,144
8,980	Scholastic Corp.	342,497
		603,641

	Metals & Mining — 4.7%
2,515	Alpha Metallurgical Resources, Inc.	653,221
14,551	Commercial Metals Co.	718,965
5,890	Olympic Steel, Inc.	331,077
1,026	Reliance Steel & Aluminum Co.	269,048
9,164	Ryerson Holding Corp.	266,581
45,476	SunCoke Energy, Inc.	461,582
16,570	TimkenSteel Corp.(a)	359,900
15,854	Warrior Met Coal, Inc.	809,822
6,394	Worthington Industries, Inc.	395,277
		4,265,473

	Mortgage Real Estate Investment Trusts (REITs) — 2.4%
35,842	Arbor Realty Trust, Inc.	544,082
26,626	Invesco Mortgage Capital, Inc.	266,526
37,924	Ladder Capital Corp.	389,100
38,254	Ready Capital Corp.	386,748
32,810	Rithm Capital Corp.	304,805
13,510	Starwood Property Trust, Inc.	261,419
		2,152,680
Shares		Fair Value
COMMON STOCKS — (continued)

	Office REITs — 1.5%
12,840	Cousins Properties, Inc.	$261,551
12,113	Highwoods Properties, Inc.	249,649
8,990	Kilroy Realty Corp.	284,174
54,980	Office Properties Income Trust	225,418
11,730	Vornado Realty Trust.	266,036
		1,286,828

	Oil, Gas & Consumable Fuels — 9.8%
38,890	Berry Corp.	318,898
10,520	California Resources Corp.	589,225
6,170	Centrus Energy Corp., Class A(a)	350,209
4,820	Chord Energy Corp.	781,178
9,328	Civitas Resources, Inc.	754,355
24,840	CNX Resources Corp.(a)	560,887
8,160	CVR Energy, Inc.	277,685
20,958	Dorian LPG, Ltd.	602,123
52,870	Equitrans Midstream Corp.	495,392
3,310	Gulfport Energy Corp.(a)	392,765
4,540	HF Sinclair Corp.	258,462
10,192	International Seaways, Inc.	458,640
12,763	Par Pacific Holdings, Inc.(a)	458,702
15,579	PBF Energy, Inc., Class A	833,944
8,970	Range Resources Corp.	290,718
7,740	REX American Resources Corp.(a)	315,173
16,450	SM Energy Co.	652,243
10,102	Teekay Tankers, Ltd., Class A	420,546
		8,811,145

	Passenger Airlines — 0.9%
1,376	Copa Holdings SA, Class A	122,629
9,780	SkyWest, Inc.(a)	410,173
6,953	United Airlines Holdings, Inc.(a)	294,112
		826,914

	Pharmaceuticals — 1.3%
9,579	Amphastar Pharmaceuticals, Inc.(a)	440,538
8,430	Corcept Therapeutics, Inc.(a)	229,675
1,936	Jazz Pharmaceuticals PLC(a)	250,596
25,623	Viatris, Inc.	252,643
		1,173,452

	Real Estate Management & Development — 1.1%
15,619	Forestar Group, Inc.(a)	420,776
4,331	Howard Hughes Holdings, Inc.(a)	321,057
11,933	RMR Group, Inc. (The), Class A	292,597
		1,034,430

	Retail REITs — 1.3%
25,210	Acadia Realty Trust.	361,763
27,952	Kimco Realty Corp.	491,676
33,850	Whitestone REIT	325,975
		1,179,414

Continued

Sterling Capital Behavioral Small Cap Value Equity Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Shares		Fair Value
COMMON STOCKS — (continued)

	Semiconductors & Semiconductor Equipment — 2.4%
32,533	Amkor Technology, Inc.	$735,246
3,259	Axcelis Technologies, Inc.(a)	531,380
22,628	Photronics, Inc.(a)	457,312
14,340	Veeco Instruments, Inc.(a)	403,097
		2,127,035

	Software — 0.9%
26,048	Adeia, Inc.	278,193
2,938	InterDigital, Inc.	235,745
10,934	NCR Corp.(a)	294,890
		808,828

	Specialized REITs — 1.4%
7,077	EPR Properties	293,979
88,878	Uniti Group, Inc.	419,504
17,487	VICI Properties, Inc.	508,872
		1,222,355

	Specialty Retail — 2.7%
23,010	Aaron's Co., Inc. (The)	240,915
1,983	AutoNation, Inc.(a)	300,226
13,706	Build-A-Bear Workshop, Inc.	403,093
2,919	Group 1 Automotive, Inc.	784,365
10,699	ODP Corp. (The)(a)	493,759
1,482	Penske Automotive Group, Inc.	247,583
		2,469,941

	Technology Hardware, Storage & Peripherals — 0.3%
40,395	Immersion Corp.	267,011

	Textiles, Apparel & Luxury Goods — 0.4%
14,320	G-III Apparel Group, Ltd.(a)	356,854

	Trading Companies & Distributors — 3.3%
7,380	Beacon Roofing Supply, Inc.(a)	569,515
5,468	BlueLinx Holdings, Inc.(a)	448,868
11,483	Boise Cascade Co.	1,183,208
6,123	GMS, Inc.(a)	391,688
10,119	Textainer Group Holdings, Ltd.	376,933
		2,970,212
	Total Common Stocks
	(Cost $81,059,357)	89,129,562

WARRANTS — 0.0%

	Energy Equipment & Services — 0.0%
689	Nabors Industries, Ltd., 06/11/2026(a)	10,129

	Total Warrants
	(Cost $ )	10,129
Shares		Fair Value
EXCHANGE TRADED FUND — 0.5%
3,000	iShares Russell 2000 Value ETF	$406,650
	Total Exchange Traded Fund
	(Cost $410,769)	406,650

MONEY MARKET FUND — 1.1%
1,036,511	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(b)	1,036,511
	Total Money Market Fund
	(Cost $1,036,511)	1,036,511
Total Investments 100.4%
(Cost $82,506,637)		90,582,852
Net Other Assets (Liabilities) (0.4)%.		(328,744)
NET ASSETS — 100.0%		$90,254,108

(a)	Represents non-income producing security.

(b)	Represents the current yield as of report date.

ETF	Exchange Traded Fund

Continued

Sterling Capital Special Opportunities Fund

Schedule of Portfolio Investments
September 30, 2023

Shares		Fair Value
COMMON STOCKS — 97.6%

	Automobile Components — 3.6%
170,292	Aptiv PLC(a)	$16,789,088

	Broadline Retail — 5.3%
192,238	Amazon.com, Inc.(a)	24,437,295

	Capital Markets — 6.9%
375,568	Charles Schwab Corp. (The)	20,618,683
31,557	S&P Global, Inc.	11,531,244
		32,149,927

	Communications Equipment — 3.6%
104,192	F5, Inc.(a)	16,789,499

	Consumer Finance — 1.9%
93,231	Capital One Financial Corp.	9,048,069

	Consumer Staples Distribution & Retail — 0.8%
36,569	Dollar General Corp.	3,869,000

	Containers & Packaging — 3.7%
192,529	Crown Holdings, Inc.	17,034,966

	Electronic Equipment, Instruments & Components — 3.8%
540,697	Coherent Corp.(a)	17,648,350

	Entertainment — 4.0%
131,361	Take-Two Interactive Software, Inc.(a)	18,441,771

	Financial Services — 9.8%
168,249	Global Payments, Inc.	19,414,252
142,966	PayPal Holdings, Inc.(a)	8,357,793
77,392	Visa, Inc., Class A	17,800,934
		45,572,979

	Health Care Providers & Services — 8.1%
64,984	HCA Healthcare, Inc.	15,984,764
42,926	UnitedHealth Group, Inc.	21,642,860
		37,627,624

	Interactive Media & Services — 5.5%
192,373	Alphabet, Inc., Class C(a)	25,364,380

	IT Services — 3.0%
131,174	Akamai Technologies, Inc.(a)	13,975,278

	Life Sciences Tools & Services — 8.2%
78,626	Danaher Corp.	19,507,111
94,110	IQVIA Holdings, Inc.(a)	18,516,142
		38,023,253

	Media — 3.9%
403,892	Comcast Corp., Class A	17,908,571

	Pharmaceuticals — 1.8%
143,055	Bristol-Myers Squibb Co.	8,302,912

	Professional Services — 3.3%
131,021	Genpact, Ltd.	4,742,960
Shares		Fair Value
COMMON STOCKS — (continued)

	Professional Services — (continued)
45,977	Verisk Analytics, Inc.	$10,861,606
		15,604,566

	Real Estate Management & Development — 2.4%
153,467	CBRE Group, Inc., Class A(a)	11,335,073

	Semiconductors & Semiconductor Equipment — 6.9%
238,665	Marvell Technology, Inc.	12,918,936
94,478	NXP Semiconductors NV	18,888,042
		31,806,978

	Software — 7.3%
37,004	Intuit, Inc.	18,906,824
46,982	Microsoft Corp.	14,834,566
		33,741,390

	Wireless Telecommunication Services — 3.8%
126,065	T-Mobile U.S. Inc(a)	17,655,403
	Total Common Stocks
	(Cost $292,038,469)	453,126,372

MONEY MARKET FUND — 2.9%
13,253,066	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(b)	13,253,066

	Total Money Market Fund
	(Cost $13,253,066)	13,253,066

Total Investments — 100.5%
(Cost $305,291,535)		466,379,438
Net Other Assets (Liabilities) — (0.5)%		(2,157,637)
NET ASSETS — 100.0%		$464,221,801

(a)	Represents non-income producing security.

(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Equity Income Fund

Schedule of Portfolio Investments
September 30, 2023

Shares		Fair Value
COMMON STOCKS — 97.6%

	Air Freight & Logistics — 2.1%
248,488	United Parcel Service, Inc., Class B	$38,731,825

	Beverages — 2.9%
318,985	PepsiCo, Inc.	54,048,818

	Biotechnology — 3.8%
480,505	AbbVie, Inc.	71,624,075

	Broadline Retail — 1.9%
827,698	eBay, Inc.	36,493,205

	Capital Markets — 16.4%
221,642	Ameriprise Financial, Inc.	73,070,934
81,604	BlackRock, Inc.	52,756,170
1,128,904	Charles Schwab Corp. (The)	61,976,830
196,077	Goldman Sachs Group, Inc. (The)	63,444,635
1,178,686	Nasdaq, Inc.	57,272,353
		308,520,922

	Chemicals — 2.3%
150,721	Air Products & Chemicals, Inc.	42,714,331

	Communications Equipment — 1.6%
111,137	Motorola Solutions, Inc.	30,255,937

	Consumer Finance — 0.6%
124,106	Discover Financial Services	10,751,303

	Containers & Packaging — 4.0%
414,563	Avery Dennison Corp.	75,728,223

	Health Care Equipment & Supplies — 3.6%
690,512	Abbott Laboratories	66,876,087

	Health Care Providers & Services — 6.9%
719,293	CVS Health Corp.	50,221,037
184,335	Elevance Health, Inc.	80,263,146
		130,484,183

	Insurance — 11.9%
813,875	Aflac, Inc.	62,464,906
216,436	Chubb, Ltd.	45,057,646
404,033	Marsh & McLennan Cos., Inc.	76,887,480
616,282	MetLife, Inc.	38,770,301
		223,180,333

	IT Services — 4.0%
246,237	Accenture PLC, Class A	75,621,845

	Pharmaceuticals — 4.6%
371,110	Johnson & Johnson	57,800,382
286,007	Merck & Co., Inc.	29,444,421
		87,244,803

	Professional Services — 7.3%
321,511	Automatic Data Processing, Inc.	77,349,116
550,394	Booz Allen Hamilton Holding Corp.	60,141,553
		137,490,669
Shares		Fair Value

COMMON STOCKS — (continued)

	Semiconductors & Semiconductor Equipment — 4.7%
384,916	Analog Devices, Inc.	$67,394,942
220,605	Skyworks Solutions, Inc.	21,749,447
		89,144,389

	Software — 4.5%
270,351	Microsoft Corp.	85,363,328

	Specialized REITs — 2.7%
1,307,575	CubeSmart	49,857,835

	Specialty Retail — 3.8%
236,926	Home Depot, Inc. (The)	71,589,560

	Tobacco — 3.4%
1,535,430	Altria Group, Inc.	64,564,832

	Trading Companies & Distributors — 4.6%
523,957	Ferguson PLC	86,175,208

	Total Common Stocks
	(Cost $1,269,882,585)	1,836,461,711

MONEY MARKET FUND — 2.3%

43,200,889	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(a)	43,200,889

	Total Money Market Fund
	(Cost $43,200,889)	43,200,889

Total Investments — 99.9%
(Cost $1,313,083,474)		1,879,662,600
Net Other Assets (Liabilities) — 0.1%		1,376,447
NET ASSETS — 100.0%		$1,881,039,047

(a)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral International Equity Fund

Schedule of Portfolio Investments
September 30, 2023

Shares		Fair Value
COMMON STOCKS — 96.0%

	Australia — 5.2%
85,525	ANZ Group Holdings, Ltd.	$1,411,000
1,580	BHP Group, Ltd.	44,952
87,522	BlueScope Steel, Ltd.	1,093,933
349,236	Pilbara Minerals, Ltd.	965,527
233,536	Qantas Airways, Ltd.(a)	777,787
84,407	Santos, Ltd.	428,729
121,920	Suncorp Group, Ltd.	1,095,087
256,594	Vicinity Centres	279,636
		6,096,651

	Austria — 1.2%
30,671	Erste Group Bank AG	1,064,251
8,052	OMV AG	385,808
		1,450,059

	Belgium — 0.9%
9,364	Solvay SA	1,038,024

	Bermuda — 0.3%
6,400	Jardine Matheson Holdings, Ltd.	297,088

	Denmark — 1.8%
8,118	Carlsberg AS, Class B	1,025,790
10,623	Pandora A/S	1,101,686
		2,127,476

	Finland — 1.1%
110,896	Nordea Bank Abp	1,220,753

	France — 13.1%
17,850	Amundi SA(b)	1,006,816
31,094	AXA SA	926,393
4,226	BNP Paribas SA	269,997
2,981	Capgemini SE	522,546
19,909	Cie de Saint-Gobain SA	1,197,255
44,627	Credit Agricole SA	551,651
3,716	Dassault Aviation SA	700,887
9,942	Eiffage SA	946,427
77,223	Engie SA	1,186,288
8,278	Ipsen SA	1,086,988
2,024	LVMH Moet Hennessy Louis Vuitton SE	1,533,006
96,284	Orange SA	1,105,507
15,147	Publicis Groupe SA	1,149,176
26,757	Renault SA	1,099,729
18,061	Sanofi	1,937,760
		15,220,426

	Germany — 8.2%
12,478	Bayerische Motoren Werke AG	1,271,480
1,925	Brenntag SE	149,547
83,339	Deutsche Lufthansa AG(a)	661,355
72,485	Deutsche Telekom AG	1,522,580
96,951	E.ON SE	1,148,016
9,825	Fresenius Medical Care AG & Co. KGaA	424,225
36,610	Fresenius SE & Co. KGaA	1,140,276
16,370	Heidelberg Materials AG	1,272,424
12,395	Henkel AG & Co. KGaA	782,608
Shares		Fair Value
COMMON STOCKS — (continued)

	Germany — (continued)
5,924	Infineon Technologies AG	$196,381
13,212	Mercedes-Benz Group AG	920,377
		9,489,269

	Ireland — 1.2%
24,800	CRH PLC	1,357,304

	Israel — 2.0%
8,452	Check Point Software Technologies, Ltd.(a)	1,126,483
115,922	Teva Pharmaceutical Industries, Ltd., ADR(a)	1,182,404
		2,308,887

	Italy — 3.4%
32,350	Enel SpA	199,056
499,493	Intesa Sanpaolo SpA	1,288,537
21,000	Recordati Industria Chimica e Farmaceutica SpA	992,663
63,346	UniCredit SpA	1,522,286
		4,002,542

	Japan — 20.7%
37,400	Astellas Pharma, Inc.	519,055
85,300	Chubu Electric Power Co., Inc.	1,088,511
28,900	Daiwa House Industry Co., Ltd.	776,455
51,000	Honda Motor Co., Ltd.	574,023
8,300	Inpex Corp.	125,300
40,747	ITOCHU Corp.	1,474,025
58,718	Japan Tobacco, Inc.	1,351,646
70,600	JFE Holdings, Inc.	1,035,095
77,000	Kansai Electric Power Co., Inc. (The)	1,070,446
74,465	Marubeni Corp.	1,162,021
42,100	Mitsubishi Chemical Holdings Corp.	265,576
32,028	Mitsubishi Corp.	1,527,674
166,553	Mitsubishi HC Capital, Inc.	1,110,056
38,523	Mitsui & Co., Ltd.	1,397,954
34,786	Mitsui OSK Lines, Ltd.	956,708
22,700	MS&AD Insurance Group Holdings, Inc.	834,693
16,000	Nitto Denko Corp.	1,050,107
53,930	Ono Pharmaceutical Co., Ltd.	1,035,006
28,200	Otsuka Holdings Co., Ltd.	1,002,587
101,000	Panasonic Holdings Corp.	1,136,791
67,614	Renesas Electronics Corp.(a)	1,034,072
24,900	Shionogi & Co., Ltd.	1,114,035
59,785	Sumitomo Corp.	1,193,780
21,400	Toyota Tsusho Corp.	1,259,455
		24,095,071

	Luxembourg — 0.1%
5,427	ArcelorMittal SA	136,414

	Netherlands — 5.3%
65,902	ABN AMRO Bank NV(b)	936,430
13,968	Koninklijke Ahold Delhaize NV	421,174
30,471	NN Group NV	980,639
19,907	Randstad NV	1,102,425
75,177	Stellantis NV	1,447,347

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral International Equity Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Shares		Fair Value
COMMON STOCKS — (continued)

	Netherlands — (continued)
28,096	STMicroelectronics NV	$1,217,439
		6,105,454

	Norway — 0.8%
45,707	DNB Bank ASA	921,263

	Singapore — 1.8%
43,900	Jardine Cycle & Carriage, Ltd.	1,025,404
223,600	Singapore Airlines, Ltd.	1,056,661
		2,082,065

	Spain — 4.7%
194,457	Banco Bilbao Vizcaya Argentaria SA	1,585,096
275,149	CaixaBank SA	1,101,352
16,593	Industria de Diseno Textil SA	619,091
70,751	Repsol SA	1,164,659
243,100	Telefonica SA	994,144
		5,464,342

	Sweden — 2.8%
52,750	H & M Hennes & Mauritz AB, Class B	750,582
130,976	Securitas AB, Class B	1,038,884
32,461	Svenska Handelsbanken AB, Class A	289,861
62,632	Swedbank AB, Class A	1,153,976
		3,233,303

	Switzerland — 8.6%
34,986	Coca-Cola HBC AG	960,018
20,752	Holcim AG	1,332,608
16,675	Julius Baer Group, Ltd.	1,072,257
500	Kuehne + Nagel International AG	142,568
15,417	Logitech International SA	1,065,808
27,090	Novartis AG	2,778,105
668	Roche Holding AG	182,772
12,478	Swiss Re AG	1,285,765
2,675	Zurich Insurance Group AG	1,227,692
		10,047,593

	United Kingdom — 12.8%
100,450	BAE Systems PLC	1,222,894
293,365	BP PLC	1,902,065
28,514	Burberry Group PLC	663,966
18,327	Coca-Cola Europacific Partners PLC	1,145,071
5,565	GSK PLC	101,305
50,700	Imperial Brands PLC	1,031,191
12,635	InterContinental Hotels Group PLC	936,365
309,290	J Sainsbury PLC	953,978
548,719	JD Sports Fashion PLC	1,002,229
123,062	Phoenix Group Holdings PLC	724,013
469,169	Rolls-Royce Holdings PLC(a)	1,264,505
83,917	Shell PLC	2,668,209
358,577	Tesco PLC	1,155,874
172,083	Vodafone Group PLC	161,290
		14,932,955

	Total Common Stocks
	(Cost $101,061,881)	111,626,939
Shares		Fair Value
PREFERRED STOCKS — 1.7%

	Germany — 1.7%
11,077	Bayerische Motoren Werke AG	$1,034,095
14,075	Henkel AG & Co. KGaA	1,003,859

	Total Preferred Stocks
	(Cost $1,885,171)	2,037,954

MONEY MARKET FUND — 1.3%

	United States — 1.3%
1,527,600	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(c)	1,527,600

	Total Money Market Fund
	(Cost $1,527,600)	1,527,600

Total Investments — 99.0%
(Cost $104,474,652)		115,192,493
Net Other Assets (Liabilities) — 1.0%		1,123,706
NET ASSETS - 100.0%		$116,316,199

(a)	Represents non-income producing security.

(b)	Rule 144A, Section 4(a)(2) or other security that is restricted as to resale to qualified institutional investors. Sterling Capital Management LLC (the “Advisor”), using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)	Represents the current yield as of report date.

ADR	American Depositary Receipt

Continued

Sterling Capital Behavioral International Equity Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Industry	Percentage of net assets
Aerospace & Defense	2.7%
Automobiles	5.4%
Banks	11.5%
Beverages	2.7%
Building Products	1.0%
Capital Markets	1.8%
Chemicals	2.0%
Commercial Services & Supplies	0.9%
Construction & Engineering	0.8%
Construction Materials	3.4%
Consumer Staples Distribution & Retail	2.2%
Diversified Telecommunication Services	3.2%
Electric Utilities	2.0%
Financial Services	0.9%
Health Care Providers & Services	1.3%
Hotels, Restaurants & Leisure	0.8%
Household Durables	1.0%
Household Products	1.5%
Industrial Conglomerates	1.2%
Insurance	6.1%
IT Services	0.5%
Marine Transportation	0.9%
Media	1.0%
Metals & Mining	2.7%
Money Market Fund	1.3%
Multi-Utilities	2.0%
Oil, Gas & Consumable Fuels	5.7%
Passenger Airlines	2.2%
Pharmaceuticals	10.3%
Professional Services	1.0%
Real Estate Management & Development	0.7%
Retail REITs	0.2%
Semiconductors & Semiconductor Equipment	2.2%
Software	1.0%
Specialty Retail	2.0%
Technology Hardware, Storage & Peripherals	0.9%
Textiles, Apparel & Luxury Goods	2.8%
Tobacco	2.1%
Trading Companies & Distributors	7.0%
Wireless Telecommunication Services	0.1%
99.0%

Continued

Sterling Capital SMID Opportunities Fund

Schedule of Portfolio Investments
September 30, 2023

Shares		Fair Value
COMMON STOCKS — 94.7%

	Aerospace & Defense — 2.1%
2,170	Ducommun, Inc.(a)	$94,417

	Automobile Components — 4.1%
5,592	Gentex Corp.	181,964

	Banks — 2.6%
1,703	SouthState Corp.	114,714

	Building Products — 3.6%
3,481	AZZ, Inc.	158,664

	Chemicals — 2.4%
1,264	CF Industries Holdings, Inc.	108,375

	Commercial Services & Supplies — 8.1%
8,900	Civeo Corp.	184,497
1,322	Waste Connections, Inc.	177,545
		362,042

	Consumer Finance — 3.0%
9,878	SLM Corp.	134,538

	Containers & Packaging — 2.5%
1,238	Crown Holdings, Inc.	109,538

	Electrical Equipment — 2.0%
2,399	Sensata Technologies Holding PLC	90,730

	Entertainment — 3.7%
1,170	Take-Two Interactive Software, Inc.(a)	164,256

	Financial Services — 11.3%
9,468	Cannae Holdings, Inc.(a)	176,484
1,220	Euronet Worldwide, Inc.(a)	96,843
2,017	Global Payments, Inc.	232,742
		506,069

	Health Care Providers & Services — 9.9%
2,695	Centene Corp.(a)	185,631
2,379	Encompass Health Corp.	159,774
493	Laboratory Corp. of America Holdings	99,118
		444,523

	Hotels, Restaurants & Leisure — 2.7%
811	Hilton Worldwide Holdings, Inc.	121,796

	Household Durables — 5.3%
6,932	Legacy Housing Corp.(a)	134,550
1,172	Mohawk Industries, Inc.(a)	100,570
		235,120

	Insurance — 2.6%
1,082	Globe Life, Inc.	117,646

	Leisure Products — 2.1%
4,282	MasterCraft Boat Holdings, Inc.(a)	95,146

	Media — 3.6%
263	Cable One, Inc.	161,913
Shares		Fair Value
COMMON STOCKS — (continued)

	Metals & Mining — 3.9%
1,029	Arch Resources, Inc.	$175,609

	Oil, Gas & Consumable Fuels — 7.3%
5,503	Callon Petroleum Co.(a)	215,278
473	Pioneer Natural Resources Co.	108,577
		323,855

	Professional Services — 6.9%
1,069	ASGN, Inc.(a)	87,316
1,006	Jacobs Solutions, Inc.	137,319
1,605	SS&C Technologies Holdings, Inc.	84,327
		308,962

	Real Estate Management & Development — 2.3%
1,398	CBRE Group, Inc., Class A(a)	103,256

	Trading Companies & Distributors — 2.7%
3,040	Air Lease Corp.	119,806

	Total Common Stocks
	(Cost $3,756,125)	4,232,939

MONEY MARKET FUND — 5.2%

232,639	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(b)	232,639

	Total Money Market Fund
	(Cost $232,639)	232,639

Total Investments — 99.9%
(Cost $3,988,764)		4,465,578
Net Other Assets (Liabilities) — 0.1%		4,268
NET ASSETS — 100.0%		$4,469,846

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Cap Relative Value Fund

Schedule of Portfolio Investments
September 30, 2023

Shares		Fair Value
COMMON STOCKS — 96.3%

	Automobile Components — 1.9%
15,200	Magna International, Inc.	$814,872

	Banks — 3.1%
7,861	East West Bancorp, Inc.	414,353
34,589	Huntington Bancshares, Inc.	359,726
7,796	Wintrust Financial Corp.	588,598
		1,362,677

	Building Products — 2.8%
4,623	Carlisle Cos., Inc.	1,198,559

	Capital Markets — 3.1%
4,157	Ameriprise Financial, Inc.	1,370,480

	Chemicals — 3.4%
13,915	Avient Corp.	491,478
7,867	Westlake Corp.	980,779
		1,472,257

	Communications Equipment — 1.1%
10,367	Ciena Corp.(a)	489,944

	Construction & Engineering — 1.8%
10,805	MasTec, Inc.(a)	777,636

	Consumer Staples Distribution & Retail — 6.0%
5,366	Casey's General Stores, Inc.	1,456,976
19,688	Performance Food Group Co.(a)	1,158,836
		2,615,812

	Containers & Packaging — 5.2%
6,317	Avery Dennison Corp.	1,153,926
17,748	Berry Global Group, Inc.	1,098,779
		2,252,705

	Electronic Equipment, Instruments & Components — 7.6%
6,641	Arrow Electronics, Inc.(a)	831,719
7,253	CDW Corp.	1,463,365
18,790	nVent Electric PLC	995,682
		3,290,766

	Entertainment — 4.0%
8,353	Activision Blizzard, Inc.	782,091
6,905	Take-Two Interactive Software, Inc.(a)	969,393
		1,751,484

	Financial Services — 2.7%
10,404	Fiserv, Inc.(a)	1,175,236

	Food Products — 2.1%
9,921	Lamb Weston Holdings, Inc.	917,296

	Gas Utilities — 2.3%
16,534	Southwest Gas Holdings, Inc.	998,819

	Health Care Equipment & Supplies — 3.7%
2,670	Becton Dickinson & Co.	690,275
Shares		Fair Value
COMMON STOCKS — (continued)

	Health Care Equipment & Supplies — (continued)
8,080	Zimmer Biomet Holdings, Inc.	$906,738
		1,597,013

	Household Durables — 1.1%
6,565	PulteGroup, Inc.	486,138

	Industrial REITs — 2.4%
6,188	EastGroup Properties, Inc.	1,030,488

	Insurance — 7.4%
6,445	American Financial Group, Inc.	719,713
13,245	First American Financial Corp.	748,210
9,474	Globe Life, Inc.	1,030,108
6,445	Hanover Insurance Group, Inc. (The)	715,266
		3,213,297

	Leisure Products — 1.2%
4,839	Polaris, Inc.	503,933

	Life Sciences Tools & Services — 7.0%
5,056	ICON PLC(a)	1,245,040
7,867	Revvity, Inc.	870,877
1,829	Thermo Fisher Scientific, Inc.	925,785
		3,041,702

	Machinery — 2.1%
9,545	Oshkosh Corp.	910,879

	Multi-Utilities — 1.7%
29,245	NiSource, Inc.	721,766

	Office REITs — 1.0%
4,567	Alexandria Real Estate Equities, Inc.	457,157

	Oil, Gas & Consumable Fuels — 5.7%
32,707	Coterra Energy, Inc.	884,724
4,555	Diamondback Energy, Inc.	705,479
7,366	Phillips 66	885,025
		2,475,228

	Professional Services — 3.5%
4,859	CACI International, Inc., Class A(a)	1,525,386

	Real Estate Management & Development — 1.6%
9,603	Howard Hughes Holdings, Inc.(a)	711,870

	Residential REITs — 1.8%
6,094	Mid-America Apartment Communities, Inc.	783,993

	Semiconductors & Semiconductor Equipment — 1.4%
6,132	Skyworks Solutions, Inc.	604,554

	Software — 3.8%
23,696	Dropbox, Inc., Class A(a)	645,242

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Cap Relative Value Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Shares		Fair Value
COMMON STOCKS — (continued)

	Software — (continued)
7,156	PTC, Inc.(a)	$1,013,862
		1,659,104

	Specialized REITs — 1.5%
5,346	Digital Realty Trust, Inc.	646,973

	Trading Companies & Distributors — 2.3%
2,218	United Rentals, Inc.	986,056

	Total Common Stocks
	(Cost $22,166,986)	41,844,080

MONEY MARKET FUND — 3.7%

1,629,056	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(b)	1,629,056

	Total Money Market Fund
	(Cost $1,629,056)	1,629,056

Total Investments — 100.0%
(Cost $23,796,042)		43,473,136
Net Other Assets (Liabilities) — 0.0%		6,356
NET ASSETS — 100.0%		$43,479,492

(a)	Represents non-income producing security.

(b)	Represents the current yield as of report date.

Continued

Sterling Capital Real Estate Fund

Schedule of Portfolio Investments
September 30, 2023

Shares		Fair Value
COMMON STOCKS — 98.2%

	Data Center — 11.9%
23,682	Digital Realty Trust, Inc.	$2,865,996
6,584	Equinix, Inc.	4,781,696
		7,647,692

	Diversified — 1.7%
51,838	Essential Properties Realty Trust, Inc.	1,121,256

	Health Care — 7.6%
42,841	Ventas, Inc.	1,804,891
38,095	Welltower, Inc.	3,120,743
		4,925,634

	Hotel & Resort — 3.4%
36,204	Apple Hospitality REIT, Inc.	555,369
19,483	Ryman Hospitality Properties, Inc.	1,622,544
		2,177,913

	Industrial — 14.8%
12,491	EastGroup Properties, Inc.	2,080,126
36,269	First Industrial Realty Trust, Inc.	1,726,042
51,115	Prologis, Inc.	5,735,614
		9,541,782

	Multi-Family Residential — 13.2%
14,774	Camden Property Trust	1,397,325
9,510	Essex Property Trust, Inc.	2,016,976
15,940	Mid-America Apartment Communities, Inc.	2,050,681
23,510	NexPoint Residential Trust, Inc.	756,552
62,080	UDR, Inc.	2,214,393
		8,435,927

	Office — 4.3%
16,600	Alexandria Real Estate Equities, Inc.	1,661,660
30,555	Highwoods Properties, Inc.	629,739
73,859	Hudson Pacific Properties, Inc.	491,162
		2,782,561

	Other Specialized — 4.0%
88,262	VICI Properties, Inc.	2,568,424

	Real Estate Development — 1.6%
13,664	Howard Hughes Holdings, Inc.(a)	1,012,912

	Retail — 13.8%
83,765	Brixmor Property Group, Inc.	1,740,637
43,153	InvenTrust Properties Corp.	1,027,473
104,210	Kite Realty Group Trust	2,232,178
62,040	NETSTREIT Corp.	966,583
79,188	Retail Opportunity Investments Corp.	980,348
85,790	Tanger Factory Outlet Centers, Inc.	1,938,854
		8,886,073

	Self-Storage — 6.2%
50,857	CubeSmart	1,939,177
Shares		Fair Value
COMMON STOCKS — (continued)

	Self-Storage — (continued)
16,973	Extra Space Storage, Inc.	$2,063,577
		4,002,754

	Single-Family Residential — 4.0%
80,959	Invitation Homes, Inc.	2,565,591

	Telecom Tower — 11.7%
32,209	American Tower Corp.	5,296,770
10,969	SBA Communications Corp.	2,195,665
		7,492,435

	Total Common Stocks
	(Cost $42,869,758)	63,160,954

MONEY MARKET FUND — 1.7%

1,075,168	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(b)	1,075,168

	Total Money Market Fund
	(Cost $1,075,168)	1,075,168

Total Investments — 99.9%
(Cost $43,944,926)		64,236,122
Net Other Assets (Liabilities) — 0.1%		45,154
NET ASSETS — 100.0%		$64,281,276

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Fund

Schedule of Portfolio Investments
September 30, 2023

Shares		Fair Value
COMMON STOCKS — 98.4%

	Aerospace & Defense — 3.6%
86,007	Moog, Inc., Class A	$9,715,351

	Automobile Components — 1.3%
46,559	Dorman Products, Inc.(a)	3,527,310

	Banks — 11.4%
125,611	Columbia Banking System, Inc.	2,549,903
125,828	Community Bank System, Inc.	5,311,200
155,520	Glacier Bancorp, Inc.	4,432,320
203,110	Old National Bancorp.	2,953,219
89,848	United Bankshares, Inc.	2,478,906
133,597	Webster Financial Corp.	5,385,295
104,095	Wintrust Financial Corp.	7,859,173
		30,970,016

	Capital Markets — 2.0%
41,183	Affiliated Managers Group, Inc.	5,367,792

	Chemicals — 3.2%
243,016	Avient Corp.	8,583,325

	Construction & Engineering — 2.6%
96,160	MasTec, Inc.(a)	6,920,635

	Consumer Staples Distribution & Retail — 9.9%
137,477	BJ's Wholesale Club Holdings, Inc.(a)	9,811,734
39,564	Casey's General Stores, Inc.	10,742,417
106,240	Performance Food Group Co.(a)	6,253,286
		26,807,437

	Electric Utilities — 2.3%
156,774	Portland General Electric Co.	6,346,211

	Electrical Equipment — 3.1%
90,208	EnerSys	8,539,991

	Electronic Equipment, Instruments & Components — 5.9%
109,417	Belden, Inc.	10,564,212
86,612	ePlus, Inc.(a)	5,501,594
		16,065,806

	Entertainment — 1.9%
36,257	Take-Two Interactive Software, Inc.(a)	5,090,120

	Gas Utilities — 2.3%
103,637	Southwest Gas Holdings, Inc.	6,260,711

	Household Durables — 4.1%
129,955	Ethan Allen Interiors, Inc.	3,885,654
58,415	Meritage Homes Corp.	7,149,412
		11,035,066

	Industrial REITs — 3.5%
201,266	First Industrial Realty Trust, Inc.	9,578,249

	Insurance — 7.1%
76,342	Hanover Insurance Group, Inc. (The)	8,472,435
Shares		Fair Value

COMMON STOCKS — (continued)
	Insurance — (continued)
103,417	Selective Insurance Group, Inc.	$10,669,532
		19,141,967

	Life Sciences Tools & Services — 3.7%
27,095	West Pharmaceutical Services, Inc.	10,166,315

	Machinery — 7.9%
88,122	Crane Co.	7,828,758
87,168	Crane NXT Co.	4,843,926
90,605	Oshkosh Corp.	8,646,435
		21,319,119

	Office REITs — 1.1%
151,377	Highwoods Properties, Inc.	3,119,880

	Oil, Gas & Consumable Fuels — 3.8%
20,900	Chord Energy Corp.	3,387,263
50,903	Matador Resources Co.	3,027,711
96,384	Northern Oil & Gas, Inc.	3,877,528
		10,292,502

	Professional Services — 3.7%
31,559	CACI International, Inc., Class A(a)	9,907,317

	Retail REITs — 1.0%
125,471	Tanger Factory Outlet Centers, Inc.	2,835,645

	Semiconductors & Semiconductor Equipment — 5.5%

108,964	ON Semiconductor Corp.(a)	10,128,204
50,825	Qorvo, Inc.(a)	4,852,263
		14,980,467

	Software — 3.2%
60,907	PTC, Inc.(a)	8,629,304

	Trading Companies & Distributors — 4.3%
8,678	Herc Holdings, Inc.	1,032,161
23,685	United Rentals, Inc.	10,529,641
		11,561,802

	Total Common Stocks
	(Cost $87,758,025)	266,762,338

MONEY MARKET FUND — 0.5%

1,313,608	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(b)	1,313,608

	Total Money Market Fund
	(Cost $1,313,608)	1,313,608

Total Investments — 98.9%
(Cost $89,071,633)		268,075,946
Net Other Assets (Liabilities) — 1.1%		3,104,478
NET ASSETS — 100.0%		$271,180,424

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

Continued

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2023

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 13.9%
$63,455	Ally Auto Receivables Trust, Series 2022-3, Class A2, 5.290%, 6/16/25	$63,364
96,252	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class C, 2.320%, 7/18/25	95,759
350,000	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.690%, 1/19/27	332,843
16,796	AmeriCredit Automobile Receivables Trust, Series 2022-1, Class A2, 2.050%, 1/20/26	16,764
55,282	ARI Fleet Lease Trust, Series 2021-A, Class A2, 0.370%, 3/15/30(a)	54,951
174,376	Carmax Auto Owner Trust, Series 2022-4, Class A2A, 5.340%, 12/15/25	174,006
230,000	CarMax Auto Owner Trust, Series 2020-4, Class A4, 0.630%, 6/15/26	217,946
42,709	Carvana Auto Receivables Trust, Series 2021-P2, Class A3, 0.490%, 3/10/26	41,776
182,780	Chesapeake Funding II, LLC, Series 2020- 1A, Class A1, 0.870%, 8/15/32(a)	180,734
234,545	Chesapeake Funding II, LLC, Series 2021- 1A, Class A1, 0.470%, 4/15/33(a)	228,280
253	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 4.622%, 6/25/37	250
51,374	Enterprise Fleet Financing, LLC, Series 2020-2, Class A2, 0.610%, 7/20/26(a)	50,851
136,432	Enterprise Fleet Financing, LLC, Series 2021-2, Class A2, 0.480%, 5/20/27(a)	132,282
325,000	GreatAmerica Leasing Receivables, Series 2023-1, Class A2, 5.350%, 2/16/26(a)	322,320
94,413	GreatAmerica Leasing Receivables Funding, LLC, Series 2021-1, Class A3, 0.340%, 8/15/24(a)	93,414
450,000	Hertz Vehicle Financing, LLC, Series 2021-1A, Class A, 1.210%, 12/26/25(a)	427,073
300,000	OneMain Direct Auto Receivables Trust 2021-1, Series 2021-1A, Class A, 0.870%, 7/14/28(a)	285,734
186,305	OneMain Financial Issuance Trust, Series 2018-2A, Class A, 3.570%, 3/14/33(a)	184,109
17,759	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/32(a)	17,726
60,463	Santander Consumer Auto Receivables Trust 2021-A, Series 2021-AA, Class A3, 0.330%, 10/15/25(a)	60,139
10,761	Santander Drive Auto Receivables Trust, Series 2021-1, Class C, 0.750%, 2/17/26	10,737
300,000	Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.430%, 3/15/27	294,217
313,955	Wheels SPV 2, LLC, Series 2020-1A, Class A3, 0.620%, 8/20/29(a)	308,754
191,060	World Omni Auto Receivables Trust, Series 2021-B, Class A3, 0.420%, 6/15/26	184,909
Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$284,595	World Omni Select Auto Trust, Series 2023-A, Class A2A, 5.920%, 3/15/27	$284,143

	Total Asset Backed Securities
	(Cost $4,080,439)	4,063,081

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.7%
227,013	Fannie Mae, Series 2011-140, Class BH, 2.500%, 1/25/27	219,513
268,002	Freddie Mac, Series 4213, Class GV, 3.500%, 6/15/26	260,853
366,700	Freddie Mac, Series 4841, Class PV, 4.500%, 11/15/29	361,747
254,558	Ginnie Mae, Series 2013-144, Class GA, 2.500%, 12/20/40	245,633

	Total Collateralized Mortgage Obligations
	(Cost $1,092,927)	1,087,746

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.5%
172,000	BX Commercial Mortgage Trust, Series 2021-ACNT, Class C, 6.946%, (TSFR1M plus 1.61%), 11/15/38(a)(b)	167,683
202,000	BX Commercial Mortgage Trust, Series 2021-CIP, Class B, 6.717%, (TSFR1M plus 1.39%), 12/15/38(a)(b)	196,931
12,305	Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class A4, 4.131%, 11/10/46	12,274
100,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4, 3.778%, 9/10/58	93,787
86,066	COMM 2013-CCRE12 Mortgage Trust, Series 2013-CR12, Class A4, 4.046%, 10/10/46	85,822
206,924	COMM 2013-CCRE13 Mortgage Trust, Series 2013-CR13, Class A4, 4.194%, 11/10/46(c)	206,244
290,000	COMM Mortgage Trust, Series 2014- UBS2, Class A5, 3.961%, 3/10/47	287,806
155,000	ELP Commercial Mortgage Trust, Series 2021-ELP, Class C, 6.767%, (TSFR1M plus 1.43%), 11/15/38(a)(b)	151,110
300,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.805%, 7/15/47	295,686
125,178	OPG Trust, Series 2021-PORT, Class C, 6.279%, (TSFR1M plus 0.95%), 10/15/36(a)(b)	120,780
226,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A5, 3.405%, 12/15/47	217,008

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$325,000	WFRBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752%, 9/15/57	$314,928
300,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	289,569
350,000	WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A5, 4.045%, 3/15/47	347,925

	Total Commercial Mortgage-Backed Securities
	(Cost $2,841,612)	2,787,553

CORPORATE BONDS — 63.4%

	Automobiles — 3.0%
250,000	American Honda Finance Corp., MTN, 0.550%, 7/12/24	240,383
200,000	Ford Motor Credit Co., LLC, 3.810%, 1/9/24	197,677
250,000	General Motors Financial Co., Inc., 5.920%, (SOFR plus 0.62%), 10/15/24(b)	249,240
203,000	Mercedes-Benz Finance North America, LLC, 3.650%, 2/22/24(a)	201,218
		888,518

	Banks — 13.7%
350,000	Bank of America Corp., MTN, 6.062%, (SOFR plus 0.73%), 10/24/24(b)	350,084
250,000	Bank of New Zealand, 3.500%, 2/20/24(a)	247,645
250,000	BPCE SA, 4.625%, 7/11/24(a)	245,218
325,000	Citigroup, Inc., 0.776%, (SOFR plus 0.69%), 10/30/24(d)	323,483
250,000	Citizens Bank NA, BKNT, 4.119%, (SOFR plus 1.40%), 5/23/25(d)	241,722
250,000	Credit Suisse AG, 0.495%, 2/2/24	245,139
200,000	Federation des Caisses Desjardins du Quebec, 5.772%, (SOFR plus 0.43%), 5/21/24(a)(b)	199,765
250,000	Fifth Third Bancorp, 4.300%, 1/16/24	248,456
250,000	Huntington National Bank (The), BKNT, 3.550%, 10/6/23	249,935
300,000	JPMorgan Chase & Co., 0.563%, (SOFR plus 0.42%), 2/16/25(d)	293,296
250,000	KeyBank NA, BKNT, 5.664%, (SOFRINDX plus 0.32%), 6/14/24(c)	245,989
150,000	Macquarie Group, Ltd., 6.008%, (SOFR plus 0.71%), 10/14/25(a)(b)	149,163
325,000	Morgan Stanley, MTN, 5.790%, (SOFR plus 0.46%), 1/25/24(c)	324,932
250,000	Standard Chartered PLC, 0.991%, (1-Year Treasury Constant Maturity plus 0.78%), 1/12/25(a)(c)	245,862
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Banks — (continued)
$400,000	Wells Fargo & Co., MTN, 0.805%, (SOFR plus 0.51%), 5/19/25(d)	$385,763
		3,996,452

	Communications Equipment — 1.2%
350,000	Cisco Systems, Inc., 3.625%, 3/4/24	346,863

	Diversified REITs — 1.4%
225,000	SBA Tower Trust, STEP, Series 2014-2A, Class C, 3.869%, 10/15/49(a)	218,999
179,000	Starwood Property Trust, Inc., 5.500%, 11/1/23(a)	178,635
		397,634

	Diversified Telecommunication Services — 0.8%
225,000	Sprint, LLC, 7.125%, 6/15/24	226,435

	Electric Utilities — 9.8%
545,000	American Electric Power Co., Inc., 2.031%, 3/15/24(e)	534,795
325,000	CMS Energy Corp., 3.875%, 3/1/24	322,069
250,000	Dominion Energy, Inc., STEP, 3.071%, 8/15/24	243,372
303,000	DTE Energy Co., STEP, Series C, 2.529%, 10/1/24	292,301
300,000	Entergy Louisiana, LLC, 0.950%, 10/1/24	286,007
280,000	Georgia Power Co., Series A, 2.200%, 9/15/24	270,021
85,000	NextEra Energy Capital Holdings, Inc., 6.051%, 3/1/25	85,134
300,000	Oncor Electric Delivery Co., LLC, 2.750%, 6/1/24	293,803
250,000	Southern California Edison Co., 6.175%, (SOFRINDX plus 0.83%), 4/1/24(b)	250,017
300,000	Vistra Operations Co., LLC, 4.875%, 5/13/24(a)	296,568
		2,874,087

	Energy Equipment & Services — 6.0%
220,000	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.750%, 4/1/25	216,423
300,000	Enbridge, Inc., 2.150%, 2/16/24	295,705
250,000	Energy Transfer L.P., 5.875%, 1/15/24	249,844
200,000	Kinder Morgan Energy Partners L.P., 4.150%, 2/1/24	198,703
175,000	NuStar Logistics L.P., 5.750%, 10/1/25	170,188
341,000	Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.450%, 7/1/24(a)	334,454
250,000	Plains All American Pipeline L.P./PAA Finance Corp., 3.850%, 10/15/23	249,772
55,000	Sabine Pass Liquefaction, LLC, 5.750%, 5/15/24	54,883
		1,769,972

Continued

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financial Services — 7.0%
$300,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.650%, 10/29/24	$285,429
250,000	Air Lease Corp., MTN, 2.300%, 2/1/25	236,823
300,000	Ally Financial, Inc., 1.450%, 10/2/23	300,000
335,000	Avolon Holdings Funding, Ltd., 5.125%, 10/1/23(a)	335,000
290,000	Blue Owl Capital Corp., 5.250%, 4/15/24	288,010
270,000	BNP Paribas SA, 3.375%, 1/9/25(a)	260,580
87,000	OneMain Finance Corp., 6.125%, 3/15/24	86,722
250,000	Sumitomo Mitsui Financial Group, Inc., 4.436%, 4/2/24(a)	247,745
		2,040,309

	Gas Utilities — 0.9%
271,000	Sempra, 3.300%, 4/1/25	260,515

	Health Care Providers & Services — 3.4%
250,000	Amgen, Inc., 3.625%, 5/22/24	246,509
500,000	Bristol-Myers Squibb Co., 3.250%, 11/1/23	498,872
250,000	Pfizer Investment Enterprises Pte, Ltd., 4.650%, 5/19/25	246,569
		991,950

	Industrial REITs — 0.7%
205,000	Public Storage Operating Co., 5.790%, (SOFR plus 0.47%), 4/23/24(b)	204,912

	Insurance — 7.4%
300,000	Athene Global Funding, 2.750%, 6/25/24(a)	291,953
75,000	Brighthouse Financial Global Funding, 6.053%, (SOFR plus 0.76%), 4/12/24(a)(b)	74,646
300,000	Corebridge Global Funding, 0.450%, 12/8/23(a)	296,491
260,000	Five Corners Funding Trust, 4.419%, 11/15/23(a)	259,319
200,000	GA Global Funding Trust, 0.800%, 9/13/24(a)	188,811
272,000	John Hancock Life Insurance Co., 7.375%, 2/15/24(a)	272,821
300,000	Nationwide Mutual Insurance Co., 7.961%, (LIBOR USD 3-Month plus 2.29%), 12/15/24(a)(c)	299,990
250,000	Protective Life Global Funding, 0.473%, 1/12/24(a)	246,286
250,000	Symetra Financial Corp., 4.250%, 7/15/24	243,910
		2,174,227

	Oil, Gas & Consumable Fuels — 1.9%
200,000	Baker Hughes Holdings, LLC/Baker Hughes Co-Obligor, Inc., 1.231%, 12/15/23	198,023
350,000	HF Sinclair Corp., 2.625%, 10/1/23	350,000
		548,023
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Semiconductors & Semiconductor Equipment — 0.8%
$250,000	Xilinx, Inc., 2.950%, 6/1/24	$244,936

	Software — 3.0%
300,000	Hewlett Packard Enterprise Co., 5.900%, 10/1/24	299,762
305,000	Take-Two Interactive Software, Inc., 3.300%, 3/28/24	300,851
275,000	VMware, Inc., 1.000%, 8/15/24	263,415
		864,028

	Specialty Retail — 0.5%
161,000	Nordstrom, Inc., 2.300%, 4/8/24	157,627

	Telecommunication Services — 0.6%
187,501	Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 4.738%, 3/20/25(a)	185,519

	Tobacco — 1.3%
145,000	BAT Capital Corp., 3.222%, 8/15/24	141,381
250,000	Philip Morris International, Inc., 2.875%, 5/1/24	245,795
		387,176

	Total Corporate Bonds
	(Cost $18,608,891)	18,559,183

U.S. GOVERNMENT AGENCIES — 2.7%

	Federal Home Loan Banks — 2.7%
810,000	0.440%, 9/23/24	770,571

	Total U.S. Government Agencies
	(Cost $778,452)	770,571

COMMERCIAL PAPER — 2.9%

	Banks — 2.9%
600,000	DNB Bank ASA, 5.105%, 10/10/23	599,036
250,000	Westpac Banking Corp., 5.246%, 11/15/23	248,283
		847,319

	Total Commercial Paper
	(Cost $847,684)	847,319

U.S. TREASURY BILLS — 1.7%

500,000	5.316%, 10/10/23(f)	499,415

	Total U.S. Treasury Bills
	(Cost $499,343)	499,415

Continued

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Shares		Fair Value
MONEY MARKET FUND — 3.6%
1,067,441	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(g)	$1,067,441

	Total Money Market Fund
	(Cost $1,067,441)	1,067,441

Total Investments — 101.4%
(Cost $29,816,789)		29,682,309
Net Other Assets (Liabilities) — (1.4)%		(404,275)
NET ASSETS — 100.0%		$29,278,034

(a)	Rule 144A, Section 4(a)(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(b)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2023. The maturity date reflected is the final maturity date.
(c)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2023. The maturity date reflected is the final maturity date.
(d)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.
(e)	All or a portion of the securities are held in a separate collateral account at US Bank.
(f)	Yield to maturity at time of purchase.
(g)	Represents the current yield as of report date.

BKNT	Bank Note
MTN	Medium Term Note
STEP	Step Coupon Bond

Continued

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 20.1%
$205,000	Ally Auto Receivables Trust, Series 2022-3, Class A4, 5.070%, 6/15/31.	$203,098
1,009,000	AmeriCredit Automobile Receivables Trust, Series 2021-1, Class B, 0.680%, 10/19/26	986,295
975,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2020-2A, Class A, 2.020%, 2/20/27(a)	889,814
590,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2023-3A, Class A, 5.440%, 2/22/28(a)	579,382
753,000	BA Credit Card Trust, Series 2022-A2, Class A2, 5.000%, 4/15/28	745,235
1,000,000	CarMax Auto Owner Trust, Series 2022-1, Class A4, 1.700%, 8/16/27	918,919
1,159,000	CarMax Auto Owner Trust, Series 2022-4, Class A3, 5.340%, 8/16/27	1,148,308
348,075	Carvana Auto Receivables Trust, Series 2021-P2, Class A3, 0.490%, 3/10/26	340,478
496,916	Chesapeake Funding II, LLC, Series 2021- 1A, Class A1, 0.470%, 4/15/33(a)	483,644
199	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 4.622%, 6/25/37	196
975,000	Discover Card Execution Note Trust, Series 2023-A2, Class A, 4.930%, 6/15/28	963,168
1,183,000	Enterprise Fleet Financing, LLC, Series 2023-1, Class A3, 5.420%, 10/22/29(a)	1,165,590
1,500,000	Enterprise Fleet Funding, LLC, Series 2021-1, Class A3, 0.700%, 12/21/26(a)	1,430,291
1,500,000	Ford Credit Auto Owner Trust 2020- REV2, Series 2020-2, Class A, 1.060%, 4/15/33(a)	1,363,156
971,375	GreatAmerica Leasing Receivables Funding, LLC, Series 2021-2, Class A3, 0.670%, 7/15/25(a)	940,912
1,288,000	Hertz Vehicle Financing III L.P., Series 2021-2A, Class A, 1.680%, 12/27/27(a)	1,130,119
490,000	Hertz Vehicle Financing, LLC, Series 2021-1A, Class A, 1.210%, 12/26/25(a)	465,035
1,078,000	OneMain Direct Auto Receivables Trust 2019-1, Series 2019-1A, Class A, 3.630%, 9/14/27(a)	1,046,358
890,000	OneMain Direct Auto Receivables Trust 2023-1, Series 2023-1A, Class A, 5.410%, 11/14/29(a)	876,309
59,195	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/32(a)	59,085
775,000	OneMain Financial Issuance Trust 2022- 2, Series 2022-2A, Class A, 4.890%, 10/14/34(a)	758,722
700,000	OneMain Financial Issuance Trust 2022- 3, Series 2022-3A, Class A, 5.940%, 5/15/34(a)	695,432
Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$600,000	Santander Drive Auto Receivables Trust, Series 2022-7, Class A3, 5.750%, 4/15/27	$597,732
810,000	Synchrony Card Funding, LLC, Series 2023-A1, Class A, 5.540%, 7/15/29	809,148
941,865	Wheels SPV 2, LLC, Series 2020-1A, Class A3, 0.620%, 8/20/29(a).	926,263
1,400,000	World Omni Select Auto Trust, Series 2023-A, Class A3, 5.650%, 7/17/28	1,395,033

	Total Asset Backed Securities
	(Cost $21,147,619)	20,917,722

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.0%
695,625	Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.500%, 7/25/49(a)(b)	596,188
43,023	Fannie Mae, Series 2012-152, Class PC, 1.750%, 8/25/42	41,779
484,598	Fannie Mae, Series 2013-35, Class CB, 2.000%, 2/25/43	448,744
31,480	Fannie Mae, Series 2013-72, Class NA, 2.500%, 8/25/42	29,989
351,735	Fannie Mae, Series 2015-71, Class PD, 2.500%, 3/25/43	336,477
261,576	Fannie Mae, Series 2016-100, Class DA, 3.000%, 2/25/43	245,968
364,558	Freddie Mac, Series 4828, Class QA, 3.500%, 3/15/47	345,380
	Total Collateralized Mortgage Obligations
	(Cost $2,254,839)	2,044,525

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.5%
434,500	BX Commercial Mortgage Trust, Series 2021-ACNT, Class C, 6.946%, (TSFR1M plus 1.61%), 11/15/38(a)(c)	423,595
653,000	BX Commercial Mortgage Trust, Series 2021-CIP, Class B, 6.717%, (TSFR1M plus 1.39%), 12/15/38(a)(c)	636,614
395,241	BX Trust, Series 2021-RISE, Class C, 6.896%, (TSFR1M plus 1.56%), 11/15/36(a)(c)	386,562
1,100,000	COMM Mortgage Trust, Series 2014- LC15, Class A4, 4.006%, 4/10/47	1,089,933
394,500	ELP Commercial Mortgage Trust, Series 2021-ELP, Class C, 6.767%, (TSFR1M plus 1.43%), 11/15/38(a)(c)	384,599
30,196	GS Mortgage Securities Trust, Series 2010- C1, Class B, 5.148%, 8/10/43(a)	29,924
107,268	GS Mortgage Securities Trust, Series 2014- GC24, Class AAB, 3.650%, 9/10/47	105,750

See accompanying Notes to the Financial Statements.

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.805%, 7/15/47	$985,619
300,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	292,022
1,121,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	1,088,601
623,229	OPG Trust, Series 2021-PORT, Class C, 6.279%, (TSFR1M plus 0.95%), 10/15/36(a)(c)	601,329
265,329	SMR Mortgage Trust, Series 2022-IND, Class A, 6.982%, (TSFR1M plus 1.65%), 2/15/39(a)(c)	253,645
500,000	WFRBS Commercial Mortgage Trust, Series 2014-C21, Class A5, 3.678%, 8/15/47	486,884
	Total Commercial Mortgage-Backed Securities
	(Cost $6,852,947)	6,765,077

CORPORATE BONDS — 60.7%

	Aerospace & Defense — 0.3%
280,000	RTX Corp., 5.000%, 2/27/26	276,636

	Automobiles — 3.4%
825,000	Daimler Truck Finance North America, LLC, 3.500%, 4/7/25(a)	796,445
540,000	Ford Motor Credit Co., LLC, 2.300%, 2/10/25(d)	505,739
765,000	General Motors Financial Co., Inc., 5.400%, 4/6/26	749,257
760,000	Mercedes-Benz Finance North America, LLC, 4.800%, 3/30/26(a)	746,805
750,000	Toyota Motor Credit Corp., 4.450%, 5/18/26	733,483
		3,531,729
	Banks — 15.6%
1,075,000	Bank of America Corp., MTN, 0.981%, (SOFR plus 0.91%), 9/25/25(e)	1,018,215
776,000	Bank of New York Mellon Corp. (The), 4.947%, (SOFR plus 1.03%), 4/26/27(e)	757,546
800,000	Canadian Imperial Bank of Commerce, 5.926%, 10/2/26	799,808
825,000	Citigroup, Inc., 3.352%, (TSFR3M plus 1.16%), 4/24/25(e)	810,311
750,000	Citizens Bank NA, BKNT, 4.119%, (SOFR plus 1.40%), 5/23/25(e)	725,166
800,000	Cooperatieve Rabobank UA, 5.500%, 10/5/26	797,628
535,000	Fifth Third Bank NA, 5.852%, (SOFRINDX plus 1.23%), 10/27/25(e)	526,338
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Banks — (continued)
$625,000	HSBC Holdings PLC, 2.999%, (SOFR plus 1.43%), 3/10/26(e)	$595,636
650,000	Huntington National Bank (The), 4.008%, (SOFR plus 1.21%), 5/16/25(e)	633,622
950,000	ING Groep NV, 6.083%, (SOFR plus 1.56%), 9/11/27(e)	946,345
775,000	KeyBank NA, 4.700%, 1/26/26	735,052
1,045,000	Morgan Stanley, MTN, 1.164%, (SOFR plus 0.56%), 10/21/25(e)	986,492
855,000	National Securities Clearing Corp., 0.750%, 12/7/25(a)	771,464
850,000	NatWest Markets PLC, 6.105%, (SOFR plus 0.76%), 9/29/26(a)(c)	835,993
1,025,000	PNC Financial Services Group, Inc. (The), 4.758%, (SOFR plus 1.09%), 1/26/27(e)	996,528
842,000	PNC Financial Services Group, Inc. (The), Series O, 9.312%, (TSFR3M plus 3.94%)(b)(f)	842,745
125,000	Royal Bank of Canada, GMTN, 4.875%, 1/12/26(d)	122,691
755,000	State Street Corp., 5.751%, (SOFR plus 1.35%), 11/4/26(e)	752,447
750,000	Sumitomo Mitsui Trust Bank, Ltd., 5.650%, 3/9/26(a)	747,982
750,000	Svenska Handelsbanken AB, 5.250%, 6/15/26(a)	739,773
1,160,000	Toronto-Dominion Bank (The), MTN, 1.200%, 6/3/26	1,028,773
		16,170,555

	Chemicals — 0.7%
696,000	NOVA Chemicals Corp., 4.875%, 6/1/24(a)	683,687

	Commercial Services & Supplies — 0.5%
554,000	GFL Environmental, Inc., 4.250%, 6/1/25(a)	532,455

	Construction Materials — 0.6%
575,000	Martin Marietta Materials, Inc., 4.250%, 7/2/24	568,462

	Consumer Staples Distribution & Retail — 1.4%
750,000	Cargill, Inc., 3.500%, 4/22/25(a)	727,486
779,000	Cargill, Inc., 4.500%, 6/24/26(a)	761,977
		1,489,463

	Diversified REITs — 0.9%
502,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/1/25(a)	483,267
518,000	Starwood Property Trust, Inc., 3.750%, 12/31/24(a)	493,166
		976,433

Continued

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Diversified Telecommunication Services — 1.0%
$367,125	Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 4.738%, 3/20/25(a)	$363,244
650,000	Sprint, LLC, 7.625%, 3/1/26	668,291
		1,031,535

	Electric Utilities — 5.1%
770,000	CenterPoint Energy, Inc., 5.250%, 8/10/26	760,277
750,000	Duke Energy Progress, LLC, 3.250%, 8/15/25	720,344
300,000	Korea East-West Power Co., Ltd., 3.600%, 5/6/25(a)	289,706
650,000	NextEra Energy Capital Holdings, Inc., 5.749%, 9/1/25	648,362
390,000	NextEra Energy Capital Holdings, Inc., 6.051%, 3/1/25	390,613
275,000	Public Service Electric & Gas Co., MTN, 2.250%, 9/15/26	252,651
795,000	Puget Energy, Inc., 3.650%, 5/15/25	762,111
825,000	Sempra, 3.300%, 4/1/25	793,080
690,000	Southern California Edison Co., 4.900%, 6/1/26	677,805
		5,294,949

	Energy Equipment & Services — 3.0%
750,000	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.750%, 4/1/25	737,805
586,000	Holly Energy Partners L.P./Holly Energy Finance Corp., 6.375%, 4/15/27(a)	573,547
800,000	NuStar Logistics L.P., 5.750%, 10/1/25	778,000
996,000	Williams Cos., Inc. (The), 5.400%, 3/2/26	988,334
		3,077,686

	Entertainment — 0.5%
525,000	Mattel, Inc., 3.375%, 4/1/26(a)	487,243

	Financial Services — 5.9%
600,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.100%, 1/15/27	597,126
800,000	Ally Financial, Inc., 5.750%, 11/20/25	777,365
775,000	American Express Co., 2.250%, 3/4/25(d)	736,535
776,000	American Express Co., 4.900%, 2/13/26	761,411
825,000	Blackstone Private Credit Fund, 1.750%, 9/15/24	787,253
768,000	Charles Schwab Corp. (The), 5.875%, 8/24/26	765,527
753,000	ERAC USA Finance, LLC, 3.850%, 11/15/24(a)	735,446
770,000	Lloyds Banking Group PLC, 5.985%, (1-Year Treasury Constant Maturity plus 1.48%), 8/7/27(b)	763,524
241,000	OneMain Finance Corp., 6.125%, 3/15/24	240,231
		6,164,418
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Gas Utilities — 0.3%
$334,000	National Rural Utilities Cooperative Finance Corp., 4.450%, 3/13/26	$326,295

	Ground Transportation — 0.9%
525,000	Union Pacific Corp., 2.750%, 3/1/26	493,360
455,000	Union Pacific Corp., 4.750%, 2/21/26	449,352
		942,712

	Health Care Providers & Services — 1.5%
800,000	Novartis Capital Corp., 3.000%, 11/20/25	762,505
780,000	Pfizer Investment Enterprises Pte, Ltd., 4.450%, 5/19/26	762,335
		1,524,840

	Hotels, Restaurants & Leisure — 0.5%
534,000	Prime Security Services Borrower, LLC/Prime Finance, Inc., 5.250%, 4/15/24(a)	530,343

	Household Products — 1.4%
750,000	Haleon UK Capital PLC, 3.125%, 3/24/25	720,447
755,000	Kenvue, Inc., 5.350%, 3/22/26(a)	753,327
		1,473,774

	Insurance — 7.1%
825,000	Apollo Management Holdings L.P., 4.000%, 5/30/24(a)	812,806
770,000	Corebridge Global Funding, 5.750%, 7/2/26(a)	760,792
825,000	F&G Global Funding, 0.900%, 9/20/24(a)	778,911
880,000	GA Global Funding Trust, 0.800%, 9/13/24(a)	830,769
625,000	Jackson National Life Global Funding, 3.875%, 6/11/25(a)	595,124
770,000	Metropolitan Life Global Funding I, 5.000%, 1/6/26(a)	760,953
900,000	New York Life Global Funding, 5.450%, 9/18/26(a)	897,791
1,135,000	Reliance Standard Life Global Funding II, 5.243%, 2/2/26(a)	1,104,022
815,000	Security Benefit Global Funding, 1.250%, 5/17/24(a)	786,542
		7,327,710

	Internet & Direct Marketing Retail — 0.7%
850,000	Amazon.com, Inc., 1.000%, 5/12/26	764,339

	Machinery — 0.7%
770,000	John Deere Capital Corp., MTN, 4.800%, 1/9/26	761,169

	Media — 0.7%
800,000	Gray Television, Inc., 5.875%, 7/15/26(a)	718,697

	Oil, Gas & Consumable Fuels — 2.6%
700,000	Occidental Petroleum Corp., 5.550%, 3/15/26	690,774

Continued

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Oil, Gas & Consumable Fuels — (continued)
$1,060,000	Pioneer Natural Resources Co., 5.100%, 3/29/26	$1,046,814
1,060,000	Shell International Finance BV, 2.875%, 5/10/26	1,000,037
		2,737,625

	Semiconductors & Semiconductor Equipment — 1.5%
803,000	Microchip Technology, Inc., 4.250%, 9/1/25	776,899
780,000	NXP BV/NXP Funding, LLC, 5.350%, 3/1/26	768,573
		1,545,472

	Software — 1.8%
790,000	Microsoft Corp., 3.125%, 11/3/25	756,949
375,000	Oracle Corp., 5.800%, 11/10/25	376,436
770,000	Take-Two Interactive Software, Inc., 5.000%, 3/28/26	755,699
		1,889,084

	Specialty Retail — 1.4%
765,000	Lowe's Cos., Inc., 4.800%, 4/1/26	750,725
717,000	Nordstrom, Inc., 2.300%, 4/8/24	701,979
		1,452,704

	Tobacco — 0.7%
781,000	Philip Morris International, Inc., 4.875%, 2/13/26	768,274

	Total Corporate Bonds
	(Cost $64,619,092)	63,048,289

MUNICIPAL BONDS — 3.3%

	California — 0.7%
750,000	University of California, Current Refunding, Taxable Revenue Bonds, Series AX, Callable 4/1/25 @ 100, 3.063%, 7/1/25	722,737

	Connecticut — 0.5%
525,000	State of Connecticut, Miscellaneous Purposes Revenue, Taxable Revenue G.O., Series A, 5.050%, 5/15/26	523,079

	Hawaii — 0.2%
240,000	State of Hawaii, HI, Public Improvements, Cash Flow Management G.O., 0.802%, 10/1/24	229,102

	Illinois — 0.8%
805,000	Sales Tax Securitization Corp., Current Refunding, Taxable Revenue Bonds, Series B, 4.558%, 1/1/26	788,328
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Massachusetts — 1.0%
$1,085,000	Commonwealth of Massachusetts, Cash Flow Management, Taxable Revenue Bonds, Series A, 3.670%, 1/15/26	$1,048,696

	Texas — 0.1%
140,000	Dallas Fort Worth International Airport, Current Refunding, Taxable Revenue Bonds, Series A, 4.738%, 11/1/26(d)	138,251

	Total Municipal Bonds
	(Cost $3,518,707)	3,450,193

U.S. GOVERNMENT AGENCIES — 0.8%

	Federal Home Loan Banks — 0.8%
900,000	0.500%, 9/22/25	820,551

	Total U.S. Government Agencies
	(Cost $827,600)	820,551

U.S. TREASURY NOTES — 4.5%

2,040,000	3.000%, 7/15/25	1,965,970
1,750,000	3.625%, 5/15/26	1,696,406
1,000,000	4.625%, 9/15/26	995,235

	Total U.S. Treasury Notes
	(Cost $4,716,304)	4,657,611

Shares
MONEY MARKET FUND — 3.0%
3,151,037	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(g)	3,151,037

	Total Money Market Fund
	(Cost $3,151,037)	3,151,037

Total Investments — 100.9%
(Cost $107,088,145)		104,855,005
Net Other Assets (Liabilities) — (0.9)%		(903,883)
NET ASSETS — 100.0%		$103,951,122

(a)	Rule 144A, Section 4(a)(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(b)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2023. The maturity date reflected is the final maturity date.
(c)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2023. The maturity date reflected is the final maturity date.
(d)	All or a portion of the securities are held in a separate collateral account at US Bank.

Continued

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

(e)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Represents the current yield as of report date.

BKNT	Bank Note
GMTN	Global Medium Term Note
G.O.	General Obligation
MTN	Medium Term Note
STEP	Step Coupon Bond

Continued

Sterling Capital Intermediate U.S. Government Fund

Schedule of Portfolio Investments

September 30, 2023

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 1.9%
$265,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-3A, Class A, 2.360%, 3/20/26(a)	$252,267
77,835	United States Small Business Administration, Series 2015-20G, Class 1, 2.880%, 7/1/35(b)	70,214

	Total Asset Backed Securities
	(Cost $344,259)	322,481

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.1%

36,282	Fannie Mae, Series 2003-44, Class Q, 3.500%, 6/25/33	33,764
142,085	Fannie Mae, Series 2005-31, Class PB, 5.500%, 4/25/35	141,275
141,258	Fannie Mae, Series 2012-150, Class KA, 1.750%, 1/25/43	109,634
222,606	Fannie Mae, Series 2012-87, Class MB, 2.000%, 5/25/42	197,676
84,562	Fannie Mae, Series 2013-44, Class DJ, 1.850%, 5/25/33	74,582
139,718	Fannie Mae, Series 2016-24, Class CD, 1.750%, 2/25/46	112,687
47,402	Fannie Mae, Series 2016-49, Class DA, 3.500%, 10/25/42	45,697
192,225	Fannie Mae, Series 2016-49, Class PA, 3.000%, 9/25/45	171,885
245,526	Fannie Mae, Series 2016-88, Class PK, 2.500%, 3/25/46	212,861
206,536	Fannie Mae, Series 2019-25, Class PD, 2.500%, 5/25/48	175,810
171,675	Freddie Mac, Series 3787, Class LM, 4.000%, 1/15/31	165,277
65,106	Freddie Mac, Series 4122, Class BC, 3.000%, 5/15/40	58,486
94,557	Freddie Mac, Series 4151, Class PA, 2.000%, 1/15/33	86,809
175,041	Freddie Mac, Series 4173, Class NB, 3.000%, 3/15/43	151,561
410,079	Freddie Mac, Series 4601, Class NJ, 1.900%, 9/15/45	345,920
118,008	Freddie Mac, Series 4656, Class PA, 3.500%, 10/15/45	109,343
315,000	Freddie Mac, Series 4669, Class QY, 3.500%, 9/15/44	289,146
191,212	Freddie Mac, Series 4863, Class AJ, 3.500%, 7/15/38	175,169
222,100	Freddie Mac, Series 4942, Class NC, 2.500%, 10/25/49	185,479
63,004	Ginnie Mae, Series 2013-133, Class PL, 3.500%, 2/16/37	59,889
50,210	Ginnie Mae, Series 2015-162, Class EB, 2.500%, 9/20/44	46,059
222,799	Ginnie Mae, Series 2022-137, Class PA, 4.000%, 5/20/52	205,813
Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$172,039	Ginnie Mae, Series 2023-79, Class DV, 5.500%, 5/20/34	$166,849

	Total Collateralized Mortgage Obligations
	(Cost $3,672,026)	3,321,671

COMMERCIAL MORTGAGE-BACKED SECURITIES — 20.2%

136,114	Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3, 2.935%, 4/10/48	131,959
409,363	Fannie Mae-Aces, Series 2015-M17, Class A2, 3.003%, 11/25/25(c)	390,276
392,246	Fannie Mae-Aces, Series 2017-M7, Class A2, 2.961%, 2/25/27(c)	366,631
218,455	Fannie Mae-Aces, Series 2017-M8, Class A2, 3.061%, 5/25/27(c)	203,113
390,000	Fannie Mae-Aces, Series 2018-M10, Class A2, 3.469%, 7/25/28(c)	363,037
140,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K049, Class A2, 3.010%, 7/25/25	134,162
210,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K060, Class A2, 3.300%, 10/25/26	198,469
500,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K061, Class A2, 3.347%, 11/25/26(c)	471,860
125,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	116,351
160,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.187%, 9/25/27(c)	148,679
275,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K079, Class A2, 3.926%, 6/25/28	260,901
250,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	243,352
71,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	68,948
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A4, 3.526%, 12/15/47	240,964

	Total Commercial Mortgage-Backed Securities
	(Cost $3,613,646)	3,338,702

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
CORPORATE BONDS — 2.2%

	Banks — 0.4%
$70,000	Bank of America Corp., GMTN, 3.500%, 4/19/26	$66,098

	Electric Utilities — 0.4%
75,000	Public Service Electric & Gas Co., MTN, 2.250%, 9/15/26(b)	68,905

	Retail REITs — 1.4%
250,000	Federal Realty OP L.P., 1.250%, 2/15/26(b)	224,630

	Total Corporate Bonds
	(Cost $401,115)	359,633

MORTGAGE-BACKED SECURITIES — 31.0%

	Fannie Mae — 19.3%
177,197	4.000%, 12/1/33, Pool #MA1689	164,851
241,833	4.500%, 3/1/34, Pool #CA3294	234,134
42,807	4.000%, 12/1/36, Pool #MA2856	39,246
42,551	4.000%, 2/1/37, Pool #MA2914	39,012
379,756	1.500%, 12/1/40, Pool #MA4202	294,757
157,223	6.000%, 9/1/43, Pool #MA5158	156,487
39,507	4.000%, 5/1/47, Pool #BE9598	35,763
109,192	3.500%, 12/1/47, Pool #CA0833	95,722
52,460	5.000%, 8/1/48, Pool #CA2219	50,390
53,422	3.500%, 9/1/49, Pool #BJ9608	46,733
59,775	3.500%, 10/1/49, Pool #CA4431	52,260
91,979	3.000%, 3/1/50, Pool #FM2714	77,155
204,824	3.000%, 7/1/50, Pool #CA6422	170,734
204,336	3.000%, 7/1/50, Pool #CA6421	170,390
170,286	2.000%, 8/1/50, Pool #CA6799	131,091
258,858	2.000%, 9/1/50, Pool #CA7019	198,381
298,188	2.500%, 9/1/50, Pool #BQ2883	238,802
140,827	2.500%, 9/1/50, Pool #BQ0538	112,778
366,815	2.000%, 10/1/50, Pool #CA7224	281,542
295,118	2.500%, 10/1/50, Pool #FM4638	236,415
277,938	2.500%, 10/1/50, Pool #FM4530	222,421
146,094	5.000%, 11/1/52, Pool #CB5278	138,061
		3,187,125

	Freddie Mac — 10.9%
103,248	4.000%, 12/1/35, Pool #ZA2401	95,008
93,144	3.500%, 6/1/36, Pool #ZA2414	85,532
59,986	4.000%, 3/1/39, Pool #ZA6403	54,734
196,110	2.000%, 12/1/40, Pool #RB5090	159,022
130,586	3.500%, 1/1/47, Pool #ZT0941	115,157
97,963	3.000%, 12/1/51, Pool #SD8184	81,617
184,870	4.500%, 6/1/52, Pool #SD1265	170,542
183,844	4.500%, 8/1/52, Pool #SD1515	169,068
275,354	5.000%, 9/1/52, Pool #RA7936	260,029
164,661	5.500%, 2/1/53, Pool #QF8052	159,414
197,944	5.000%, 3/1/53, Pool #SD2390	186,932
98,494	6.000%, 5/1/53, Pool #SD3072	97,326
167,973	6.000%, 7/1/53, Pool #SD3223	166,564
		1,800,945
Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Ginnie Mae — 0.6%
$107,195	4.000%, 7/20/52, Pool #786280	$96,929

	Ginnie Mae II — 0.2%
26,565	5.000%, 11/20/38, Pool #4283	24,832

	Total Mortgage-Backed Securities
	(Cost $6,042,048)	5,109,831

MUNICIPAL BONDS — 0.7%

	Wisconsin — 0.7%
115,000	State of Wisconsin, TXB, Revenue Bonds, Pension Funding, Series A, (AGM), 5.700%, 5/1/26(b)	115,872

	Total Municipal Bonds
	(Cost $118,848)	115,872

U.S. GOVERNMENT AGENCIES — 13.5%

	Fannie Mae — 9.9%
1,000,000	6.250%, 5/15/29	1,074,193
500,000	7.125%, 1/15/30	562,523
		1,636,716

	Federal Farm Credit Banks Funding Corp. — 0.4%
86,000	2.400%, 3/24/36	62,244

	Federal Home Loan Banks — 3.2%
500,000	1.200%, 12/30/24	474,244
60,000	1.900%, 10/7/31	46,890
		521,134

	Total U.S. Government Agencies
	(Cost $2,377,224)	2,220,094

U.S. TREASURY NOTES — 9.6%

595,000	0.250%, 9/30/25	541,473
1,150,200	1.125%, 2/15/31	907,355
150,000	2.750%, 8/15/32	129,897

	Total U.S. Treasury Notes
	(Cost $1,727,510)	1,578,725

Shares
MONEY MARKET FUND — 0.4%

62,540	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(d)	62,540

	Total Money Market Fund
	(Cost $62,540)	62,540

Total Investments — 99.6%
(Cost $18,359,216)		16,429,549
Net Other Assets (Liabilities) — 0.4%		66,298
NET ASSETS — 100.0%		$16,495,847

Continued

Sterling Capital Intermediate U.S. Government Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

(a)	Rule 144A, Section 4(a)(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(b)	All or a portion of the securities are held in a separate collateral account at US Bank.
(c)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2023. The maturity date reflected is the final maturity date.
(d)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.
GMTN	Global Medium Term Note
MTN	Medium Term Note
TXB	Taxable Bond

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 10.7%
$2,030,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2019-3A, Class A, 2.360%, 3/20/26(a)	$1,932,461
2,500,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2020-2A, Class A, 2.020%, 2/20/27(a)	2,281,575
6,250,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2021-1A, Class A, 1.380%, 8/20/27(a)	5,515,334
8,720,000	Carvana Auto Receivables Trust, Series 2021-P2, Class B, 1.270%, 3/10/27	7,791,290
4,791,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39	4,922,771
1,116	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 4.622%, 6/25/37	1,103
7,000,000	Enterprise Fleet Financing, LLC, Series 2022-1, Class A3, 3.270%, 1/20/28(a)	6,632,453
7,101,000	Enterprise Fleet Financing, LLC, Series 2023-1, Class A3, 5.420%, 10/22/29(a)	6,996,495
10,559,000	Ford Credit Auto Owner Trust 2021- REV2, Series 2021-2, Class A, 1.530%, 5/15/34(a)	9,320,431
6,000,000	GM Financial Revolving Receivables Trust, Series 2021-1, Class A, 1.170%, 6/12/34(a)	5,281,717
15,735,000	Hertz Vehicle Financing III L.P., Series 2021-2A, Class A, 1.680%, 12/27/27(a)	13,806,222
7,000,000	Hertz Vehicle Financing, LLC, Series 2022-2A, Class A, 2.330%, 6/26/28(a)	6,183,397
382,771	New Century Home Equity Loan Trust, Series 2003-4, Class M1, 6.559%, (TSFR1M plus 1.24%), 10/25/33(b)(c)	374,512
13,050,000	OneMain Direct Auto Receivables Trust 2023-1, Series 2023-1A, Class A, 5.410%, 11/14/29(a)	12,849,244
3,950,000	OneMain Financial Issuance Trust, Series 2022-S1, Class A, 4.130%, 5/14/35(a)	3,790,322
20,805,000	OneMain Financial Issuance Trust 2021-1, Series 2021-1A, Class A1, 1.550%, 6/16/36(a)	18,074,868
1,870,614	Saxon Asset Securities Trust, Series 2004-3, Class M1, 6.334%, (TSFR1M plus 1.01%), 12/26/34(b)	1,754,146
	Total Asset Backed Securities
	(Cost $118,347,042)	107,508,341

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.3%
16,505	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 4.040%, 4/25/35(d)	16,370
9,160	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19(c)	8,920
Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$45,850	Countrywide Home Loan Mortgage Pass- Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	$42,935
120,545	Credit Suisse First Boston Mortgage- Backed Pass-Through Certificates, Series 2004-1, Class 2A1, 6.500%, 2/25/34	117,885
658,918	Fannie Mae, Series 2011-38, Class D, 4.500%, 5/25/41(c)	631,053
1,432,444	Fannie Mae, Series 2013-16, Class A, 1.750%, 1/25/40	1,375,353
891,000	Fannie Mae, Series 2013-70, Class CY, 3.500%, 7/25/43	703,686
779,782	Fannie Mae, Series 2014-39, Class VP, 3.000%, 8/25/27	761,817
134,352	Fannie Mae, Series 2017-64, Class PD, 2.500%, 7/25/47	112,798
258,709	Freddie Mac, Series 3632, Class PK, 5.000%, 2/15/40	251,727
730,000	Freddie Mac, Series 3762, Class LN, 4.000%, 11/15/40	659,456
331,083	Freddie Mac, Series 4077, Class PJ, 3.500%, 11/15/40	320,916
1,128,041	Freddie Mac, Series 4100, Class PA, 3.000%, 1/15/42	1,030,586
507,000	Freddie Mac, Series 4120, Class YK, 2.000%, 10/15/32	394,486
429,613	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	397,105
324,000	Freddie Mac, Series 4160, Class HH, 2.500%, 12/15/32	281,338
99,978	Freddie Mac, Series 4287, Class V, 4.500%, 10/15/26	99,692
336,341	Freddie Mac, Series 4328, Class KD, 3.000%, 8/15/43	309,685
1,465,504	Freddie Mac, Series 4427, Class KA, 2.250%, 7/15/44	1,305,467
1,075,046	Freddie Mac, Series 4654, Class KA, 3.000%, 6/15/45	983,744
222,114	Freddie Mac, Series 4710, Class GA, 3.000%, 3/15/44	215,692
10,541,017	Freddie Mac, Series 5300, Class AB, 5.500%, 1/25/49	10,303,836
137,277	Ginnie Mae, Series 2008-51, Class PG, 5.000%, 6/20/38	133,159
2,852,078	Ginnie Mae, Series 2014-2, Class AG, 2.307%, 3/20/40(d)	2,453,681
345,899	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	309,015
2	RAAC Trust, Series 2004-SP3, Class AI5, 4.890%, 12/25/32(d)	2
46,685	RAAC Trust, STEP, Series 2004-SP1, Class AI3, 6.118%, 3/25/34	45,148
	Total Collateralized Mortgage Obligations
	(Cost $24,814,472)	23,265,552

See accompanying Notes to the Financial Statements.

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.1%
$3,417,000	BX Commercial Mortgage Trust, Series 2021-ACNT, Class C, 6.946%, (TSFR1M plus 1.61%), 11/15/38(a)(b)	$3,331,245
2,972,000	BX Commercial Mortgage Trust, Series 2021-CIP, Class B, 6.717%, (TSFR1M plus 1.39%), 12/15/38(a)(b)	2,897,421
3,106,909	BX Trust, Series 2021-RISE, Class C, 6.896%, (TSFR1M plus 1.56%), 11/15/36(a)(b)	3,038,682
4,314,000	CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49(d)	3,921,500
530,000	CD Mortgage Trust, Series 2017-CD3, Class A4, 3.631%, 2/10/50	476,173
3,447,000	CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3, 3.839%, 12/10/54	3,232,733
1,337,000	Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A4, 3.712%, 4/14/50	1,217,538
1,394,263	COMM 2013-CCRE12 Mortgage Trust, Series 2013-CR12, Class A4, 4.046%, 10/10/46	1,390,319
795,000	COMM Mortgage Trust, Series 2014-CR16, Class A4, 4.051%, 4/10/47	782,707
1,643,000	COMM Mortgage Trust, Series 2014-CR20, Class A4, 3.590%, 11/10/47	1,591,194
1,070,000	COMM Mortgage Trust, Series 2014-UBS4, Class A5, 3.694%, 8/10/47	1,040,153
7,155,000	COMM Mortgage Trust, Series 2017-COR2, Class A3, 3.510%, 9/10/50	6,495,116
1,337,000	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4, 3.808%, 11/15/48	1,262,866
3,084,000	ELP Commercial Mortgage Trust, Series 2021-ELP, Class C, 6.767%, (TSFR1M plus 1.43%), 11/15/38(a)(b)	3,006,601
2,998,787	Fannie Mae-Aces, Series 2017-M8, Class A2, 3.061%, 5/25/27(d)	2,788,184
1,898,104	Fannie Mae-Aces, Series 2019-M9, Class A2, 2.937%, 6/25/29	1,709,848
3,386,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K153, Class A3, 3.117%, 10/25/31(d)	2,922,340
8,536,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K155, Class A3, 3.750%, 4/25/33	7,582,694
4,880,322	FRESB Mortgage Trust, Series 2018-SB52, Class A10F, 3.480%, 6/25/28(d)	4,549,138
269,046	GS Mortgage Securities Trust, Series 2010- C1, Class B, 5.148%, 8/10/43(a)	266,617
2,249,000	GS Mortgage Securities Trust, Series 2014- GC24, Class A5, 3.931%, 9/10/47	2,179,877
2,209,000	GS Mortgage Securities Trust, Series 2016-GS4, Class A4, 3.442%, 11/10/49(d)	2,038,019
Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$2,029,616	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(a)(d)	$1,886,469
1,517,000	J P Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648%, 12/15/49(d)	1,402,704
3,742,000	JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5, 3.723%, 3/15/50	3,425,489
3,343,454	Med Trust, Series 2021-MDLN, Class C, 7.246%, (TSFR1M plus 1.91%), 11/15/38(a)(b)	3,246,337
589,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	571,977
5,198,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.720%, 12/15/49	4,796,282
2,562,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4, 3.049%, 11/15/49	2,318,197
9,850,000	Morgan Stanley Capital I Trust, Series 2018-H3, Class A5, 4.177%, 7/15/51	9,105,480
8,910,000	Morgan Stanley Capital I, Inc., Series 2017-HR2, Class A4, 3.587%, 12/15/50	8,051,454
4,947,877	OPG Trust, Series 2021-PORT, Class C, 6.279%, (TSFR1M plus 0.95%), 10/15/36(a)(b)	4,774,010
2,631,955	SMR Mortgage Trust, Series 2022-IND, Class A, 6.982%, (TSFR1M plus 1.65%), 2/15/39(a)(b)	2,516,053
2,812,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	2,662,450
723,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794%, 12/15/49	672,964
8,591,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4, 3.581%, 10/15/50	7,827,621
899,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	867,743
	Total Commercial Mortgage-Backed Securities
	(Cost $122,805,682)	111,846,195

CORPORATE BONDS — 25.2%

	Aerospace & Defense — 0.7%
4,410,000	Boeing Co. (The), 5.705%, 5/1/40	4,065,716
1,593,000	Lockheed Martin Corp., 4.450%, 5/15/28	1,541,965
1,670,000	RTX Corp., 4.500%, 6/1/42	1,369,574
		6,977,255

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Automobiles — 0.7%
$2,945,000	Daimler Truck Finance North America, LLC, 2.000%, 12/14/26(a)	$2,631,585
1,850,000	General Motors Financial Co., Inc., 5.850%, 4/6/30	1,772,080
3,286,000	Mercedes-Benz Finance North America, LLC, 5.050%, 8/3/33(a)	3,113,886
		7,517,551

	Banks — 4.8%
3,101,000	Bank of America Corp., 3.419%, (TSFR3M plus 1.30%), 12/20/28(e)	2,791,289
1,853,000	Bank of America Corp., 5.288%, (SOFR plus 1.91%), 4/25/34(e)	1,724,265
2,441,000	BPCE SA, 2.375%, 1/14/25(a)	2,313,054
2,154,000	Fifth Third Bancorp, 4.055%, (SOFR plus 1.36%), 4/25/28(e)	1,982,392
910,000	Fifth Third Bancorp, 4.337%, (SOFR plus 1.66%), 4/25/33(e)	769,853
3,216,000	First Citizens BancShares, Inc., 3.375%, (TSFR3M plus 2.47%), 3/15/30(e)	2,999,997
4,025,000	JPMorgan Chase & Co., 2.083%, (SOFR plus 1.85%), 4/22/26(e)	3,778,154
3,537,000	JPMorgan Chase & Co., 6.205%, (SOFR plus 0.89%), 4/22/27(b)	3,512,064
1,755,000	KeyCorp, MTN, 2.550%, 10/1/29	1,369,570
2,810,000	Lloyds Banking Group PLC, 4.582%, 12/10/25	2,687,492
2,749,000	Macquarie Group, Ltd., 1.340%, (SOFR plus 1.07%), 1/12/27(a)(e)	2,459,613
2,012,000	Morgan Stanley, MTN, 5.250%, (SOFR plus 1.87%), 4/21/34(e)	1,868,999
2,569,000	PNC Financial Services Group, Inc. (The), 5.068%, (SOFR plus 1.93%), 1/24/34(e)	2,329,995
2,748,000	PNC Financial Services Group, Inc. (The), Series O, 9.312%, (TSFR3M plus 3.94%)(d)(f)	2,750,430
3,152,000	Sumitomo Mitsui Financial Group, Inc., 2.130%, 7/8/30	2,467,425
3,054,000	Toronto-Dominion Bank (The), 3.625%, (5 yr. Swap Semi 30/360 USD plus 2.21%), 9/15/31(d)	2,825,974
1,330,000	U.S. Bancorp, 5.850%, (SOFR plus 2.09%), 10/21/33(e)	1,259,431
1,904,000	Visa, Inc., 2.700%, 4/15/40	1,339,915
3,524,000	Wells Fargo & Co., 3.068%, (SOFR plus 2.53%), 4/30/41(e)	2,367,243
1,890,000	Wells Fargo & Co., 5.389%, (SOFR plus 2.02%), 4/24/34(e)	1,767,448
1,378,000	Wells Fargo & Co., MTN, 4.808%, (SOFR plus 1.98%), 7/25/28(e)	1,315,606
1,922,000	Westpac Banking Corp., GMTN, 4.322%, (USISOA05 plus 2.24%), 11/23/31(d)	1,779,871
		48,460,080
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Beverages — 0.3%
$1,419,000	Anheuser-Busch InBev Worldwide, Inc., 5.800%, 1/23/59	$1,387,898
1,461,000	Bacardi, Ltd./Bacardi-Martini BV, 5.400%, 6/15/33(a)	1,369,408
		2,757,306

	Broadline Retail — 0.1%
1,526,000	Dollar General Corp., 5.450%, 7/5/33	1,410,170

	Capital Markets — 0.3%
2,958,000	Morgan Stanley, 2.188%, (SOFR plus 1.99%), 4/28/26(e)	2,778,917

	Chemicals — 0.4%
2,856,000	Albemarle Corp., 5.450%, 12/1/44(c)	2,455,729
1,267,000	FMC Corp., 3.450%, 10/1/29	1,067,069
		3,522,798

	Commercial Services & Supplies — 0.2%
2,695,000	Waste Connections, Inc., 2.950%, 1/15/52	1,633,472

	Construction Materials — 0.1%
1,741,000	Vulcan Materials Co., 4.500%, 6/15/47	1,395,073

	Consumer Discretionary Distribution & Retail — 0.4%
3,517,000	Amazon.com, Inc., 2.700%, 6/3/60(c)	1,986,493
2,436,000	Meta Platforms, Inc., 4.600%, 5/15/28	2,382,981
		4,369,474

	Consumer Staples Distribution & Retail — 0.6%
3,008,000	AbbVie, Inc., 4.875%, 11/14/48	2,626,281
1,596,000	Cargill, Inc., 4.750%, 4/24/33(a)	1,505,971
2,097,000	General Mills, Inc., 4.950%, 3/29/33	1,965,475
		6,097,727

	Diversified REITs — 0.9%
3,279,000	American Tower Trust, 3.652%, 3/23/28(a)(c)	2,999,484
2,074,000	LXP Industrial Trust, 2.700%, 9/15/30	1,606,665
5,037,000	SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49(a)	4,902,669
		9,508,818

	Diversified Telecommunication Services — 0.8%
58,125	Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 4.738%, 3/20/25(a)	57,510
2,550,000	Sprint, LLC, 7.625%, 3/1/26	2,621,758
870,000	T-Mobile USA, Inc., 6.000%, 6/15/54	828,434
2,671,000	Verizon Communications, Inc., 1.450%, 3/20/26	2,412,007
1,933,000	Warnermedia Holdings, Inc., 4.054%, 3/15/29	1,726,132
		7,645,841

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Electric Utilities — 1.8%
$1,537,000	American Electric Power Co., Inc., 5.750%, 11/1/27	$1,546,121
2,819,000	CenterPoint Energy, Inc., 2.950%, 3/1/30	2,363,061
2,023,000	DTE Electric Co., 5.200%, 4/1/33	1,962,255
3,707,000	Duke Energy Progress, LLC, 3.600%, 9/15/47	2,578,649
2,028,000	Georgia Power Co., 4.950%, 5/17/33	1,901,306
3,256,000	Indiana Michigan Power Co., Series K, 4.550%, 3/15/46	2,647,136
1,000,000	Korea East-West Power Co., Ltd., 1.750%, 5/6/25(a)	938,165
2,641,000	NextEra Energy Capital Holdings, Inc., 2.440%, 1/15/32	2,043,745
1,986,000	Southern California Edison Co., 5.950%, 11/1/32	1,981,058
		17,961,496

	Energy Equipment & Services — 1.0%
2,678,000	Aker BP ASA, 3.750%, 1/15/30(a)	2,300,010
1,398,000	Cheniere Corpus Christi Holdings, LLC, 3.700%, 11/15/29	1,240,421
1,637,000	Cheniere Energy, Inc., 4.625%, 10/15/28	1,509,906
1,849,000	Enterprise Products Operating, LLC, 5.950%, 2/1/41	1,819,577
1,537,000	Hess Corp., 7.875%, 10/1/29(c)	1,666,869
1,796,000	Sempra Global, 3.250%, 1/15/32(a)	1,406,925
		9,943,708

	Financial Services — 2.3%
2,750,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.150%, 9/30/30	2,709,053
2,843,000	Avolon Holdings Funding, Ltd., 2.875%, 2/15/25(a)	2,684,241
1,770,000	Barings BDC, Inc., 3.300%, 11/23/26	1,553,290
3,509,000	BlackRock, Inc., 1.900%, 1/28/31(c)	2,772,887
1,595,000	Blue Owl Capital Corp., 3.400%, 7/15/26	1,430,687
2,920,000	Blue Owl Finance, LLC, 4.125%, 10/7/51(a)	1,701,972
2,427,000	Charles Schwab Corp. (The), 5.643%, (SOFR plus 2.21%), 5/19/29(e)	2,377,416
1,023,000	Citigroup, Inc., 6.174%, (SOFR plus 2.66%), 5/25/34(e)	978,821
2,272,000	Citigroup, Inc., 6.270%, (SOFR plus 2.34%), 11/17/33(e)	2,267,612
1,355,000	Jefferies Financial Group, Inc., 4.150%, 1/23/30	1,196,715
1,373,000	Mitsubishi UFJ Financial Group, Inc., 5.422%, (1-Year Treasury Constant Maturity plus 1.38%), 2/22/29(d)	1,343,995
2,024,000	S&P Global, Inc., 5.250%, 9/15/33(a)	1,973,735
		22,990,424

	Gas Utilities — 0.7%
2,231,000	Entergy Louisiana, LLC, 2.350%, 6/15/32	1,716,801
2,078,000	National Grid PLC, 5.809%, 6/12/33	2,019,038
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Gas Utilities — (continued)
$4,380,000	Sempra, 3.800%, 2/1/38	$3,405,334
		7,141,173
	Ground Transportation — 0.5%
2,484,000	Burlington Northern Santa Fe, LLC, 4.950%, 9/15/41	2,240,915
3,434,000	Canadian Pacific Railway Co., 4.200%, 11/15/69	2,440,983
		4,681,898

	Health Care Equipment & Services — 0.3%
1,711,000	GE HealthCare Technologies, Inc., 5.857%, 3/15/30	1,696,989
974,000	HCA, Inc., 3.125%, 3/15/27	884,808
		2,581,797

	Health Care Providers & Services — 1.1%
2,169,000	Amgen, Inc., 5.250%, 3/2/30	2,119,366
3,750,000	Bristol-Myers Squibb Co., 2.550%, 11/13/50	2,139,194
2,101,000	CSL Finance PLC, 4.250%, 4/27/32(a)	1,901,972
2,984,000	CVS Health Corp., 2.700%, 8/21/40	1,878,475
2,031,000	Elevance Health, Inc., 3.600%, 3/15/51(c)	1,392,549
2,211,000	Pfizer Investment Enterprises Pte, Ltd., 4.750%, 5/19/33	2,094,659
		11,526,215
	Household Products — 0.3%
2,695,000	Kenvue, Inc., 5.000%, 3/22/30(a)	2,626,117

	Insurance — 1.7%
2,769,000	Athene Global Funding, 2.500%, 1/14/25(a)	2,617,105
1,664,000	AXIS Specialty Finance, LLC, 3.900%, 7/15/29	1,484,232
1,658,000	Corebridge Financial, Inc., 3.900%, 4/5/32	1,396,552
2,002,000	Enstar Group, Ltd., 3.100%, 9/1/31	1,508,342
1,554,000	KKR Group Finance Co. III, LLC, 5.125%, 6/1/44(a)	1,285,566
3,064,000	Meiji Yasuda Life Insurance Co., 5.200%, (5 yr. Swap Semi 30/360 USD plus 4.23%), 10/20/45(a)(d)	2,982,138
1,689,000	Prudential Financial, Inc., 3.935%, 12/7/49	1,212,708
609,000	Reinsurance Group of America, Inc., 3.150%, 6/15/30	504,613
1,343,000	Sammons Financial Group, Inc., 3.350%, 4/16/31(a)	1,014,530
1,292,000	SBL Holdings, Inc., 5.000%, 2/18/31(a)	1,005,418
1,870,000	Transatlantic Holdings, Inc., 8.000%, 11/30/39	2,176,998
		17,188,202
	Machinery — 0.1%
1,754,000	Deere & Co., 3.750%, 4/15/50	1,384,295

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Media — 0.5%
$1,739,000	Discovery Communications, LLC, 5.200%, 9/20/47	$1,317,400
1,303,000	FactSet Research Systems, Inc., 2.900%, 3/1/27	1,188,409
1,831,000	FactSet Research Systems, Inc., 3.450%, 3/1/32	1,517,687
1,602,000	Time Warner Cable, LLC, 6.550%, 5/1/37	1,453,751
		5,477,247
	Multi-Utilities — 0.6%
2,310,000	CMS Energy Corp., 4.700%, 3/31/43	1,873,854
2,933,000	Newmont Corp., 2.250%, 10/1/30	2,335,770
2,946,000	Puget Sound Energy, Inc., 4.223%, 6/15/48	2,230,589
		6,440,213

	Oil, Gas & Consumable Fuels — 0.7%
1,917,000	EQT Corp., 7.000%, 2/1/30	1,973,820
1,518,000	Halliburton Co., 4.850%, 11/15/35	1,365,688
1,829,000	HF Sinclair Corp., 5.875%, 4/1/26	1,823,856
1,778,000	Schlumberger Investment SA, 2.650%, 6/26/30	1,505,550
		6,668,914

	Pharmaceuticals — 0.1%
1,705,000	SC Johnson & Son, Inc., 4.750%, 10/15/46(a)	1,433,607

	Residential REITs — 0.2%
1,400,000	Invitation Homes Operating Partnership L.P., 4.150%, 4/15/32	1,204,797
1,694,000	Tanger Properties L.P., 2.750%, 9/1/31	1,222,116
		2,426,913

	Retail REITs — 0.2%
1,870,000	Retail Opportunity Investments Partnership L.P., 6.750%, 10/15/28	1,846,045

	Semiconductors & Semiconductor Equipment — 1.0%
2,323,000	Broadcom, Inc., 4.926%, 5/15/37(a)	2,002,810
2,280,000	Lam Research Corp., 2.875%, 6/15/50	1,413,298
2,240,000	Marvell Technology, Inc., 2.950%, 4/15/31	1,812,799
589,000	Marvell Technology, Inc., 5.950%, 9/15/33	578,362
2,363,000	NVIDIA Corp., 2.850%, 4/1/30	2,062,080
2,251,000	NXP BV / NXP Funding, LLC/NXP USA, Inc., 5.000%, 1/15/33	2,071,601
		9,940,950

	Software — 0.6%
3,958,000	Oracle Corp., 4.900%, 2/6/33	3,652,116
2,653,000	Take-Two Interactive Software, Inc., 5.000%, 3/28/26	2,603,725
		6,255,841

	Specialty Retail — 0.3%
1,718,000	ERAC USA Finance, LLC, 4.200%, 11/1/46(a)	1,320,412
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Specialty Retail — (continued)
$1,775,000	Lowe's Cos., Inc., 5.150%, 7/1/33	$1,686,589
		3,007,001

	Telecommunication Services — 0.4%
3,783,000	AT&T, Inc., 3.550%, 9/15/55(c)	2,307,733
2,900,000	AT&T, Inc., 3.850%, 6/1/60(c)	1,846,985
		4,154,718

	Tobacco — 0.5%
2,883,000	BAT Capital Corp., 6.421%, 8/2/33	2,803,075
2,224,000	Philip Morris International, Inc., 5.625%, 9/7/33	2,139,318
		4,942,393
	Total Corporate Bonds
	(Cost $290,995,796)	254,693,649

MORTGAGE-BACKED SECURITIES — 27.5%

	Fannie Mae — 15.9%
6,946	5.000%, 9/1/25, Pool #255892	6,642
972,764	4.000%, 12/1/33, Pool #MA1689	904,989
571,209	4.000%, 6/1/34, Pool #MA1922	537,858
553,669	4.000%, 3/1/35, Pool #MA2211	510,056
233,805	5.500%, 8/1/37, Pool #995082	232,911
2,495,036	3.500%, 8/1/38, Pool #FM2472	2,246,330
93,133	4.500%, 10/1/39, Pool #AC2645	87,543
94,721	5.000%, 6/1/40, Pool #AD4927	92,573
90,823	5.000%, 6/1/40, Pool #AD8718	88,762
6,006,894	4.000%, 8/1/40, Pool #FM4673	5,540,946
11,980,424	1.500%, 12/1/40, Pool #MA4202	9,298,899
189,622	4.500%, 12/1/40, Pool #AH1100	179,230
122,384	4.500%, 3/1/41, Pool #AB2467	115,675
189,451	4.500%, 5/1/41, Pool #AI1023	178,077
142,974	4.500%, 11/1/41, Pool #AJ4994	135,137
169,808	4.500%, 12/1/41, Pool #AJ7696	160,280
416,168	3.500%, 6/1/42, Pool #AB5373	369,440
755,951	3.500%, 5/1/43, Pool #AL3605	663,463
378,947	3.500%, 5/1/43, Pool #AB9368	336,100
9,072,242	3.000%, 8/1/43, Pool #AL9500	7,764,964
1,027,110	3.500%, 8/1/43, Pool #AU0613	907,555
229,195	4.500%, 11/1/44, Pool #MA2100	215,203
570,418	4.500%, 1/1/45, Pool #MA2158	535,607
701,472	4.000%, 3/1/45, Pool #MA2217(c)	641,246
633,419	4.000%, 6/1/46, Pool #MA2653	576,504
595,431	4.500%, 7/1/46, Pool #AS7568	559,112
792,741	4.000%, 11/1/46, Pool #MA2808	721,164
1,093,091	4.000%, 5/1/47, Pool #BE9598	989,507
1,235,856	4.000%, 8/1/47, Pool #BH5117	1,122,670
3,173,540	4.000%, 4/1/48, Pool #BM3900	2,878,149
1,284,232	5.000%, 8/1/48, Pool #CA2219	1,233,535
3,073,820	3.000%, 11/1/48, Pool #BM5822	2,599,310
3,941,939	3.500%, 10/1/49, Pool #CA4431	3,446,348
10,789,379	3.000%, 3/1/50, Pool #FM2870	9,075,563
6,251,738	3.000%, 3/1/50, Pool #FM2714	5,244,135
2,934,006	2.500%, 5/1/50, Pool #FM3287	2,350,132

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Fannie Mae — (continued)
$7,103,674	2.000%, 7/1/50, Pool #CA6301	$5,466,918
8,868,741	2.500%, 9/1/50, Pool #BQ0538	7,102,368
3,521,124	2.500%, 9/1/50, Pool #BQ2883	2,819,871
3,692,477	3.000%, 10/1/50, Pool #CA7381	3,079,051
4,544,984	3.000%, 11/1/51, Pool #CB2170	3,771,438
14,948,830	3.500%, 4/1/52, Pool #FS1475	13,035,043
11,846,039	3.500%, 4/1/52, Pool #FS1185	10,224,776
9,351,586	4.500%, 6/1/52, Pool #FS2157	8,652,807
6,772,748	4.500%, 11/1/52, Pool #FS3809	6,228,127
6,910,263	5.000%, 11/1/52, Pool #CB5278	6,530,304
7,612,074	5.500%, 3/1/53, Pool #FS3925	7,395,947
7,792,489	4.500%, 5/1/53, Pool #CB6304	7,166,554
9,550,482	5.500%, 5/1/53, Pool #FS4571	9,250,891
7,087,584	6.000%, 7/1/53, Pool #FS5233	7,013,945
		160,283,655

	Freddie Mac — 11.0%
9,181	5.000%, 7/1/25, Pool #ZA1892	8,780
66,473	2.500%, 1/1/28, Pool #ZK4918	63,194
217,596	3.500%, 7/1/30, Pool #ZS8575	204,641
31,545	5.000%, 3/1/36, Pool #ZS4230	30,915
936,192	4.000%, 4/1/36, Pool #ZA2413	858,720
1,199,796	3.500%, 6/1/36, Pool #ZA2414(c)	1,101,740
8,666	5.000%, 7/1/36, Pool #ZS1139	8,489
707,147	3.500%, 8/1/36, Pool #ZA2425	646,800
91,868	6.500%, 9/1/36, Pool #ZS4257	94,378
1,828,804	3.500%, 11/1/36, Pool #ZA2439	1,659,547
37,222	5.000%, 2/1/37, Pool #ZI5759	36,443
1,372,534	4.000%, 5/1/37, Pool #ZA2461	1,258,348
34,016	4.500%, 10/1/39, Pool #ZI9349	31,975
4,573,637	3.000%, 5/1/40, Pool #RB5049	3,957,040
100,826	5.000%, 6/1/40, Pool #ZA1049	98,610
240,288	5.000%, 7/1/40, Pool #ZJ0194	234,464
28,495	5.000%, 9/1/40, Pool #ZA1066	27,775
6,102,955	2.000%, 12/1/40, Pool #RB5090	4,948,779
376,024	4.000%, 12/1/42, Pool #ZS3671	343,252
282,900	3.500%, 5/1/43, Pool #ZL5915	250,881
157,854	4.000%, 5/1/44, Pool #ZA4468	144,301
75,078	4.000%, 7/1/44, Pool #ZS4573	68,663
136,536	4.000%, 9/1/44, Pool #ZL8439	124,203
1,647,767	3.500%, 1/1/45, Pool #ZL8964	1,455,272
1,492,027	3.500%, 5/1/46, Pool #ZS4663	1,321,517
417,750	4.000%, 8/1/46, Pool #ZS4673	380,060
1,018,894	3.500%, 9/1/46, Pool #ZS4678	897,735
2,306,017	3.500%, 9/1/47, Pool #ZM4305	2,021,332
610,020	3.500%, 1/1/48, Pool #ZM5375	534,707
568,181	4.000%, 2/1/48, Pool #ZT1639	516,142
518,552	4.000%, 6/1/48, Pool #ZT0541	472,120
5,968,432	2.500%, 11/1/49, Pool #QA4396	4,783,736
2,530,003	3.000%, 11/1/49, Pool #QA4336	2,127,982
2,346,086	3.500%, 6/1/50, Pool #RA2794	2,042,399
9,457,492	2.500%, 7/1/50, Pool #RA2970	7,565,881
235,276	3.000%, 1/1/51, Pool #SD8123	195,183
1,307,599	3.000%, 12/1/51, Pool #SD8184	1,089,404
5,179,233	3.500%, 4/1/52, Pool #RA7191	4,466,024
Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Freddie Mac — (continued)
$10,030,392	4.000%, 5/1/52, Pool #RA7306	$8,970,035
9,913,784	4.500%, 8/1/52, Pool #SD1515	9,116,982
10,123,842	5.000%, 9/1/52, Pool #RA7936	9,560,382
8,650,167	5.000%, 10/1/52, Pool #SD1710	8,183,552
9,479,777	5.500%, 2/1/53, Pool #QF8052	9,177,721
12,150,437	4.000%, 3/1/53, Pool #SD3107	10,865,562
3,214,204	5.000%, 3/1/53, Pool #SD2390	3,035,395
5,958,883	6.000%, 5/1/53, Pool #SD3072	5,888,233
		110,869,294

	Ginnie Mae — 0.6%
49,152	5.000%, 2/15/40, Pool #737037	47,768
6,613,436	4.000%, 7/20/52, Pool #786280	5,980,123
		6,027,891
	Total Mortgage-Backed Securities
	(Cost $315,024,045)	277,180,840

MUNICIPAL BONDS — 4.9%

	Alabama — 0.2%
2,675,000	Alabama Economic Settlement Authority, Economic Imports, Taxable BP - Settlement Revenue, Series B, 4.263%, 9/15/32(c)	2,469,212

	California — 0.7%
2,675,000	Municipal Improvement Corp. of Los Angeles, Advance Refunding Revenue Bonds, Series A, 1.448%, 11/1/27	2,297,023
2,230,000	Municipal Improvement Corp. of Los Angeles, Advance Refunding Revenue Bonds, Series A, 1.648%, 11/1/28	1,864,904
2,370,000	San Diego County Water Authority, Taxable Green Bonds, Advance Refunding Revenue Bonds, Series A, 1.531%, 5/1/30	1,898,915
1,145,000	State of California, Build America Bonds, School Improvements G.O., 7.625%, 3/1/40(c)	1,342,169
		7,403,011
	Connecticut — 0.3%
2,760,000	State of Connecticut, Miscellaneous Purposes Revenue, Taxable Revenue G.O., Series A, 4.607%, 5/15/29	2,691,331

	Florida — 0.3%
1,905,000	Central Florida Tourism Oversight District, Advance Refunding, Taxable Revenue Bonds, G.O., Series A, 2.147%, 6/1/29	1,610,697
1,810,000	Central Florida Tourism Oversight District, Advance Refunding, Taxable Revenue Bonds, G.O., Series A, 2.197%, 6/1/30	1,486,462
		3,097,159

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Illinois — 1.0%
$7,155,000	Sales Tax Securitization Corp., Second Lien, Current Refunding, Taxable Revenue Bonds, Series B, 3.057%, 1/1/34	$5,716,773
1,605,000	State of Illinois Sales Tax Revenue, Public Improvements, Taxable Building Revenue, 3.481%, 6/15/26	1,511,461
2,790,000	State of Illinois Sales Tax Revenue, Public Improvements, Taxable Revenue, Series B, 2.620%, 6/15/26	2,568,223
		9,796,457

	New York — 1.2%
4,630,000	Metropolitan Transportation Authority, Taxable Green Bonds, Green Purpose Revenue Bonds, Series C2, 5.175%, 11/15/49	3,979,300
2,695,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Taxable Revenue, Callable 2/1/27 @ 100, 3.330%, 2/1/28	2,498,588
7,130,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Taxable Revenue, Sub Series B3, Callable 11/1/29 @ 100, 3.000%, 11/1/33	5,724,748
		12,202,636

	North Carolina — 0.2%
2,317,000	Duke University, 3.299%, 10/1/46	1,611,344

	Pennsylvania — 0.5%
2,320,000	City of Pittsburgh, PA, Refunding, Taxable Revenue Bonds, G.O., Series B, 1.189%, 9/1/26	2,074,799
3,898,000	Lehigh University, 3.479%, 11/15/46	2,646,549
		4,721,348

	Texas — 0.5%
1,580,000	Dallas Area Rapid Transit, Advance Refunding, Taxable Revenue Bonds, Series C, Callable 12/1/29 @ 100, 1.846%, 12/1/30	1,269,040
4,605,000	Tarrant Regional Water District, Advance Refunding Revenue Bonds, Series S, 1.450%, 9/1/29	3,773,706
		5,042,746

	Total Municipal Bonds
	(Cost $59,829,762)	49,035,244

U.S. GOVERNMENT AGENCIES — 0.8%

	Federal Farm Credit Banks Funding Corp. — 0.8%
4,769,000	4.125%, 12/15/32	4,442,679
Principal Amount		Fair Value
U.S. GOVERNMENT AGENCIES — (continued)

	Federal Farm Credit Banks Funding Corp. — (continued)
$5,325,000	2.400%, 3/24/36	$3,854,069
		8,296,748

	Total U.S. Government Agencies
	(Cost $8,997,109)	8,296,748

U.S. TREASURY BONDS — 6.5%

68,474,300	2.500%, 2/15/45	46,458,208
39,349,200	1.375%, 8/15/50	19,171,975

	Total U.S. Treasury Bonds
	(Cost $79,761,419)	65,630,183

U.S. TREASURY NOTES — 9.9%

11,240,500	2.625%, 2/15/29	10,170,018
93,010,200	4.125%, 11/15/32	89,718,511

	Total U.S. Treasury Notes
	(Cost $104,981,090)	99,888,529

Shares
MONEY MARKET FUND — 0.6%
5,905,651	Federated Treasury Obligations Fund, Institutional Shares, 5.21% (g)	5,905,651

	Total Money Market Fund
	(Cost $5,905,651)	5,905,651

Total Investments — 99.5%
(Cost $1,131,462,068)		1,003,250,932
Net Other Assets (Liabilities) — 0.5%.		5,265,077
NET ASSETS — 100.0%		$1,008,516,009

(a)	Rule 144A, Section 4(a)(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(b)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2023. The maturity date reflected is the final maturity date.
(c)	All or a portion of the securities are held in a separate collateral account at US Bank.
(d)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2023. The maturity date reflected is the final maturity date.
(e)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Represents the current yield as of report date.

Continued

Sterling Capital Total Return Bond Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

GMTN	Global Medium Term Note
G.O.	General Obligation
MTN	Medium Term Note
STEP	Step Coupon Bond

Continued

Sterling Capital Long Duration Corporate Bond Fund

Schedule of Portfolio Investments
September 30, 2023

Principal Amount		Fair Value
CORPORATE BONDS — 92.9%

	Aerospace & Defense — 3.3%
$90,000	Boeing Co. (The), 3.825%, 3/1/59	$57,483
180,000	Boeing Co. (The), 3.900%, 5/1/49	125,392
285,000	Boeing Co. (The), 5.705%, 5/1/40	262,750
70,000	L3Harris Technologies, Inc., 4.854%, 4/27/35	63,691
237,000	Lockheed Martin Corp., 4.150%, 6/15/53	186,721
160,000	RTX Corp., 2.820%, 9/1/51	91,630
70,000	RTX Corp., 3.030%, 3/15/52	42,060
185,000	RTX Corp., 4.450%, 11/16/38	155,745
35,000	RTX Corp., 5.375%, 2/27/53	31,650
		1,017,122

	Apparel — 0.3%
110,000	NIKE, Inc., 3.375%, 3/27/50	78,349

	Automobiles — 0.6%
90,000	Ford Motor Co., 5.291%, 12/8/46	68,426
135,000	General Motors Co., 5.150%, 4/1/38	112,748
		181,174

	Banks — 8.3%
90,000	Bank of America Corp., 2.482%, (5-Year Treasury Constant Maturity plus 1.20%), 9/21/36(a)	65,508
70,000	Bank of America Corp., 4.244%, (TSFR3M plus 2.08%), 4/24/38(b)	57,818
110,000	Bank of America Corp., 6.110%, 1/29/37	108,550
340,000	Bank of America Corp., MTN, 2.676%, (SOFR plus 1.93%), 6/19/41(b)	219,105
155,000	Bank of America Corp., MTN, 4.330%, (TSFR3M plus 1.78%), 3/15/50(b)	120,460
70,000	Citigroup, Inc., 3.878%, (TSFR3M plus 1.43%), 1/24/39(b)	54,422
85,000	Citigroup, Inc., 5.316%, (SOFR plus 4.55%), 3/26/41(b)	76,727
100,000	Citigroup, Inc., 5.875%, 1/30/42	96,001
21,000	Citigroup, Inc., Series U, 5.000%, (SOFR plus 3.81%)(b)(c)	19,969
50,000	Fifth Third Bancorp, 8.250%, 3/1/38	53,310
130,000	Goldman Sachs Group, Inc. (The), 2.908%, (SOFR plus 1.47%), 7/21/42(b)	83,913
140,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/1/37	141,821
400,000	JPMorgan Chase & Co., 3.109%, (TSFR3M plus 2.46%), 4/22/41(b)	277,851
165,000	JPMorgan Chase & Co., 3.882%, (TSFR3M plus 1.62%), 7/24/38(b)	131,807
120,000	JPMorgan Chase & Co., 4.260%, (TSFR3M plus 1.84%), 2/22/48(b)	93,369
100,000	Morgan Stanley, 2.484%, (SOFR plus 1.36%), 9/16/36(b)	72,649
120,000	Morgan Stanley, 3.217%, (SOFR plus 1.49%), 4/22/42(b)	82,612
195,000	Morgan Stanley, 3.971%, 7/22/38(a)	154,751
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Banks — (continued)
$135,000	PNC Financial Services Group, Inc. (The), Series O, 9.312%, (TSFR3M plus 3.94%)(a)(c)	$135,119
195,000	Wells Fargo & Co., 3.068%, (SOFR plus 2.53%), 4/30/41(b)	130,991
290,000	Wells Fargo & Co., 5.375%, 11/2/43	251,264
110,000	Wells Fargo & Co., MTN, 5.013%, (TSFR3M plus 4.50%), 4/4/51(b)	92,335
90,000	Westpac Banking Corp., 2.963%, 11/16/40	54,712
		2,575,064

	Beverages — 3.5%
160,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc., 4.700%, 2/1/36	146,691
265,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc., 4.900%, 2/1/46	233,492
200,000	Anheuser-Busch InBev Worldwide, Inc., 4.600%, 6/1/60	164,537
50,000	Anheuser-Busch InBev Worldwide, Inc., 5.800%, 1/23/59	48,904
100,000	Bacardi, Ltd., 5.300%, 5/15/48(d)	86,115
170,000	Constellation Brands, Inc., 3.750%, 5/1/50	120,795
100,000	Diageo Capital PLC, 3.875%, 4/29/43	77,291
90,000	PepsiCo, Inc., 2.750%, 10/21/51	56,224
185,000	PepsiCo, Inc., 4.650%, 2/15/53	164,083
		1,098,132

	Broadline Retail — 0.2%
115,000	Walmart, Inc., 2.500%, 9/22/41	76,993

	Capital Goods — 0.5%
90,000	Caterpillar, Inc., 3.803%, 8/15/42	71,997
130,000	Packaging Corp. of America, 3.050%, 10/1/51	77,395
		149,392

	Chemicals — 1.2%
110,000	Air Products & Chemicals, Inc., 2.700%, 5/15/40	75,350
55,000	Albemarle Corp., 5.450%, 12/1/44	47,292
42,000	Dow Chemical Co. (The), 4.375%, 11/15/42	32,732
90,000	DuPont de Nemours, Inc., 5.319%, 11/15/38	84,220
170,000	Ecolab, Inc., 2.750%, 8/18/55	95,895
50,000	LYB International Finance III, LLC, 4.200%, 5/1/50	35,165
		370,654

	Commercial Services & Supplies — 0.8%
62,216	Polar Tankers, Inc., 5.951%, 5/10/37(d)	61,557
130,000	Republic Services, Inc., 2.375%, 3/15/33	99,936

See accompanying Notes to the Financial Statements.

Sterling Capital Long Duration Corporate Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Commercial Services & Supplies — (continued)
$150,000	Waste Connections, Inc., 2.950%, 1/15/52	$90,917
		252,410

	Construction Materials — 0.4%
80,000	Martin Marietta Materials, Inc., 4.250%, 12/15/47	60,587
80,000	Vulcan Materials Co., 4.500%, 6/15/47	64,104
		124,691

	Consumer Discretionary Distribution & Retail — 1.0%
225,000	Amazon.com, Inc., 2.500%, 6/3/50	132,160
300,000	Amazon.com, Inc., 2.700%, 6/3/60	169,448
		301,608

	Consumer Staples Distribution & Retail — 1.3%
115,000	Hershey Co. (The), 3.125%, 11/15/49	75,934
60,000	Hormel Foods Corp., 3.050%, 6/3/51	38,442
66,000	Kraft Heinz Foods Co., 4.875%, 10/1/49	55,048
145,000	Kraft Heinz Foods Co., 6.875%, 1/26/39	151,955
150,000	Nestle Holdings, Inc., 2.500%, 9/14/41(d)	98,867
		420,246

	Diversified REITs — 0.5%
157,000	American Tower Trust, 3.652%, 3/23/28(d)	143,617

	Diversified Telecommunication Services — 2.5%
100,000	America Movil SAB de CV, 6.125%, 3/30/40	98,937
100,000	T-Mobile USA, Inc., 3.600%, 11/15/60	61,912
210,000	T-Mobile USA, Inc., 4.375%, 4/15/40	168,770
95,000	T-Mobile USA, Inc., 5.650%, 1/15/53	86,750
180,000	T-Mobile USA, Inc., 5.800%, 9/15/62	164,017
80,000	Vodafone Group PLC, 4.250%, 9/17/50	57,957
135,000	Warnermedia Holdings, Inc., 5.050%, 3/15/42	104,518
50,000	Warnermedia Holdings, Inc., 5.141%, 3/15/52	37,085
		779,946

	Electric Utilities — 13.9%
110,000	AEP Transmission Co., LLC, Series M, 3.650%, 4/1/50(e)	77,883
90,000	Appalachian Power Co., Series L, 5.800%, 10/1/35	85,445
40,000	Avista Corp., 4.000%, 4/1/52	28,475
150,000	Baltimore Gas & Electric Co., 2.900%, 6/15/50	89,268
80,000	Berkshire Hathaway Energy Co., 4.250%, 10/15/50	59,189
75,000	Berkshire Hathaway Energy Co., 4.600%, 5/1/53	58,523
70,000	CenterPoint Energy Houston Electric, LLC, Series AC, 4.250%, 2/1/49	55,226
200,000	CenterPoint Energy Houston Electric, LLC, Series AD, 2.900%, 7/1/50(e)	121,705
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Electric Utilities — (continued)
$110,000	CMS Energy Corp., 3.750%, (5-Year Treasury Constant Maturity plus 2.90%), 12/1/50(a)	$82,616
70,000	CMS Energy Corp., 4.700%, 3/31/43	56,783
60,000	Commonwealth Edison Co., 5.900%, 3/15/36	60,039
80,000	Connecticut Light & Power Co. (The), 4.000%, 4/1/48	60,982
135,000	Consolidated Edison Co. of New York, Inc., 4.450%, 3/15/44	107,917
70,000	Consolidated Edison Co. of New York, Inc., Series E, 4.650%, 12/1/48	56,641
60,000	Dominion Energy South Carolina, Inc., 5.100%, 6/1/65	51,688
40,000	Dominion Energy, Inc., Series B, 3.300%, 4/15/41	27,293
80,000	DTE Electric Co., 3.750%, 8/15/47	57,735
130,000	DTE Electric Co., Series B, 3.650%, 3/1/52	90,936
68,000	Duke Energy Carolinas, LLC, 5.350%, 1/15/53	62,089
43,000	Duke Energy Carolinas, LLC, 5.400%, 1/15/54	39,684
80,000	Duke Energy Carolinas, LLC, 6.100%, 6/1/37	79,429
130,000	Duke Energy Corp., 5.000%, 8/15/52	108,093
70,000	Duke Energy Corp., 6.100%, 9/15/53	67,819
60,000	Duke Energy Florida, LLC, 6.350%, 9/15/37	61,347
200,000	Duke Energy Indiana, LLC, 3.750%, 5/15/46	141,050
80,000	Duke Energy Ohio, Inc., 3.700%, 6/15/46	55,422
130,000	Duke Energy Progress, LLC, 2.900%, 8/15/51	76,580
205,000	Entergy Texas, Inc., 3.550%, 9/30/49	138,154
50,000	Entergy Texas, Inc., 5.800%, 9/1/53	47,800
70,000	Exelon Corp., 4.450%, 4/15/46	54,556
70,000	Exelon Corp., 5.100%, 6/15/45	59,812
120,000	FirstEnergy Corp., Series C, 5.100%, 7/15/47	101,839
40,000	FirstEnergy Transmission, LLC, 4.550%, 4/1/49(d)	31,287
120,000	Florida Power & Light Co., 4.125%, 2/1/42	96,672
45,000	Florida Power & Light Co., 5.850%, 5/1/37	43,119
259,000	Georgia Power Co., Series B, 3.700%, 1/30/50	181,336
110,000	Indiana Michigan Power Co., 5.625%, 4/1/53	103,692
80,000	Massachusetts Electric Co., 5.900%, 11/15/39(d)	74,897
90,000	MidAmerican Energy Co., 2.700%, 8/1/52	50,961
70,000	MidAmerican Energy Co., 4.800%, 9/15/43	59,674
80,000	NextEra Energy Capital Holdings, Inc., 2.440%, 1/15/32	61,908
90,000	Northern States Power Co., 3.200%, 4/1/52	57,496

Continued

Sterling Capital Long Duration Corporate Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Electric Utilities — (continued)
$40,000	Northern States Power Co., 4.500%, 6/1/52	$32,472
80,000	Oncor Electric Delivery Co., LLC, 4.950%, 9/15/52	69,627
240,000	PECO Energy Co., 2.850%, 9/15/51	141,900
50,000	Public Service Electric & Gas Co., 5.450%, 8/1/53	47,596
110,000	Public Service Electric & Gas Co., MTN, 5.375%, 11/1/39	101,756
110,000	Puget Sound Energy, Inc., 2.893%, 9/15/51	64,100
60,000	Puget Sound Energy, Inc., 5.638%, 4/15/41	55,502
115,000	San Diego Gas & Electric Co., Series TTT, 4.100%, 6/15/49	85,152
105,000	San Diego Gas & Electric Co., Series UUU, 3.320%, 4/15/50	66,930
155,000	Sempra, 3.800%, 2/1/38	120,508
159,000	Southern California Edison Co., 5.700%, 3/1/53	145,949
50,000	Southern California Edison Co., 5.875%, 12/1/53	46,919
90,000	Union Electric Co., 3.250%, 10/1/49	56,876
55,000	Union Electric Co., 5.450%, 3/15/53	50,698
110,000	Virginia Electric & Power Co., 4.000%, 1/15/43	83,971
110,000	Xcel Energy, Inc., 3.500%, 12/1/49	71,696
		4,324,712

	Energy Equipment & Services — 5.6%
100,000	Cheniere Corpus Christi Holdings, LLC, 2.742%,12/31/39	74,805
95,000	DCP Midstream Operating L.P., 5.600%, 4/1/44	83,840
75,000	Eastern Gas Transmission & Storage, Inc., 4.800%,11/1/43	60,959
155,000	Energy Transfer L.P., 5.000%, 5/15/44	121,118
40,000	Energy Transfer L.P., 5.000%, 5/15/50	31,313
105,000	Energy Transfer L.P., 5.350%, 5/15/45	86,045
80,000	Energy Transfer L.P., 7.500%, 7/1/38	83,957
210,000	Enterprise Products Operating, LLC, 3.300%, 2/15/53	136,513
140,000	Enterprise Products Operating, LLC, 5.950%, 2/1/41	137,772
80,000	Enterprise Products Operating, LLC, 6.125%, 10/15/39	79,814
90,000	Kinder Morgan Energy Partners L.P., 5.625%, 9/1/41	77,719
145,000	Kinder Morgan, Inc., 3.600%, 2/15/51	92,043
50,000	Kinder Morgan, Inc., 5.450%, 8/1/52	42,543
70,000	Kinder Morgan, Inc., 5.550%, 6/1/45	60,312
51,000	MPLX L.P., 4.950%, 3/14/52	39,915
90,000	MPLX L.P., 5.200%, 12/1/47	72,642
60,000	MPLX L.P., 5.650%, 3/1/53	51,517
65,000	ONEOK, Inc., 6.625%, 9/1/53	63,638
100,000	Plains All American Pipeline L.P./PAA Finance Corp., 4.700%, 6/15/44	73,807
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Energy Equipment & Services — (continued)
$80,000	Spectra Energy Partners L.P., 4.500%, 3/15/45	$60,719
85,000	Targa Resources Corp., 6.250%, 7/1/52	77,984
94,000	TransCanada PipeLines, Ltd., 4.625%, 3/1/34	81,913
70,000	Williams Cos., Inc. (The), 6.300%, 4/15/40	68,516
		1,759,404

	Entertainment — 0.5%
185,000	Activision Blizzard, Inc., 2.500%, 9/15/50	110,047
37,000	Mattel, Inc., 5.450%, 11/1/41	30,531
		140,578

	Financial Services — 2.6%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.850%, 10/29/41	106,360
100,000	American Express Co., 4.050%, 12/3/42	79,498
60,000	Blackstone Holdings Finance Co., LLC, 6.250%, 8/15/42(d)	55,594
70,000	Blue Owl Finance, LLC, 4.125%, 10/7/51(d)	40,801
100,000	Charles Schwab Corp. (The), Series H, 4.000%, (10-Year Treasury Constant Maturity plus 3.08%)(a)(c)	70,521
180,000	CSL Finance PLC, 4.750%, 4/27/52(d)	152,182
130,000	Intercontinental Exchange, Inc., 4.250%, 9/21/48	102,468
40,000	Jefferies Financial Group, Inc., 6.500%, 1/20/43	38,654
105,000	S&P Global, Inc., 3.700%, 3/1/52	75,800
90,000	Visa, Inc., 4.300%, 12/14/45	76,095
		797,973

	Ground Transportation — 3.2%
140,000	Burlington Northern Santa Fe, LLC, 4.900%, 4/1/44	123,807
85,000	Burlington Northern Santa Fe, LLC, 4.950%, 9/15/41	76,682
75,000	Burlington Northern Santa Fe, LLC, 5.200%, 4/15/54	68,633
165,000	Canadian Pacific Railway Co., 3.500%, 5/1/50	112,875
100,000	CSX Corp., 4.500%, 11/15/52	81,350
70,000	CSX Corp., 6.000%, 10/1/36	71,046
120,000	FedEx Corp., 4.550%, 4/1/46	94,948
50,000	Norfolk Southern Corp., 3.400%, 11/1/49	32,984
70,000	Norfolk Southern Corp., 3.950%, 10/1/42	53,642
210,000	Union Pacific Corp., 2.950%, 3/10/52	129,296
30,000	Union Pacific Corp., 3.375%, 2/14/42	22,012
95,000	Union Pacific Corp., 3.600%, 9/15/37	76,375
70,000	United Parcel Service, Inc., 5.300%, 4/1/50	66,615
		1,010,265

	Health Care Providers & Services — 11.0%
70,000	Abbott Laboratories, 4.900%, 11/30/46	63,926
60,000	AbbVie, Inc., 4.050%, 11/21/39	49,065

Continued

Sterling Capital Long Duration Corporate Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Health Care Providers & Services — (continued)
$150,000	AbbVie, Inc., 4.250%, 11/21/49	$118,621
95,000	AbbVie, Inc., 4.400%, 11/6/42	78,944
140,000	AbbVie, Inc., 4.450%, 5/14/46	114,327
70,000	Aetna, Inc., 4.500%, 5/15/42	55,275
70,000	Amgen, Inc., 2.770%, 9/1/53	38,972
165,000	Amgen, Inc., 2.800%, 8/15/41	106,976
100,000	Amgen, Inc., 4.400%, 2/22/62	74,010
55,000	Amgen, Inc., 5.150%, 11/15/41	48,525
120,000	Amgen, Inc., 5.600%, 3/2/43	111,633
110,000	Baxalta, Inc., 5.250%, 6/23/45	97,912
100,000	Baxter International, Inc., 3.132%, 12/1/51	59,420
80,000	Becton Dickinson & Co., 4.875%, 5/15/44	63,915
145,000	Bristol-Myers Squibb Co., 2.350%, 11/13/40	91,684
185,000	Bristol-Myers Squibb Co., 2.550%, 11/13/50	105,534
130,000	Bristol-Myers Squibb Co., 3.700%, 3/15/52	93,274
110,000	Bristol-Myers Squibb Co., 4.250%, 10/26/49	87,063
70,000	Bristol-Myers Squibb Co., 4.625%, 5/15/44	59,851
70,000	Cigna Group (The), 4.800%, 8/15/38	61,657
95,000	CVS Health Corp., 2.700%, 8/21/40	59,804
65,000	CVS Health Corp., 4.780%, 3/25/38	55,977
40,000	CVS Health Corp., 5.050%, 3/25/48	33,317
130,000	CVS Health Corp., 5.125%, 7/20/45	109,990
105,000	CVS Health Corp., 5.875%, 6/1/53	97,051
125,000	Danaher Corp., 2.800%, 12/10/51	76,101
180,000	Elevance Health, Inc., 4.375%, 12/1/47	143,100
90,000	Elevance Health, Inc., 5.125%, 2/15/53	79,375
90,000	Gilead Sciences, Inc., 2.600%, 10/1/40	59,369
40,000	Gilead Sciences, Inc., 5.550%, 10/15/53	38,416
150,000	HCA, Inc., 3.500%, 7/15/51	93,516
125,000	HCA, Inc., 5.500%, 6/15/47	107,189
75,000	Novartis Capital Corp., 2.750%, 8/14/50	47,829
100,000	Pfizer Investment Enterprises Pte, Ltd., 5.110%, 5/19/43	91,909
200,000	Roche Holdings, Inc., 2.607%, 12/13/51(d)	119,524
80,000	Stryker Corp., 4.625%, 3/15/46	67,349
300,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	230,818
140,000	UnitedHealth Group, Inc., 3.750%, 10/15/47	102,874
155,000	Wyeth, LLC, 5.950%, 4/1/37	159,332
90,000	Zoetis, Inc., 4.700%, 2/1/43	77,525
		3,430,949

	Household Products — 0.6%
135,000	Kenvue, Inc., 5.050%, 3/22/53(d)	122,519
60,000	Procter & Gamble Co. (The), 5.550%, 3/5/37	61,872
		184,391

	Industrial REITs — 0.2%
55,000	Prologis L.P., 5.250%, 6/15/53	49,380
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Insurance — 3.9%
$103,000	Athene Holding, Ltd., 3.950%, 5/25/51	$67,510
55,000	Berkshire Hathaway Finance Corp., 3.850%, 3/15/52	40,983
70,000	Berkshire Hathaway Finance Corp., 4.200%, 8/15/48	57,084
40,000	Carlyle Holdings II Finance, LLC, 5.625%, 3/30/43(d)	33,227
84,000	Corebridge Financial, Inc., 4.400%, 4/5/52	61,364
80,000	Enstar Finance, LLC, 5.500%, (5-Year Treasury Constant Maturity plus 4.01%), 1/15/42(a)	63,723
37,000	Enstar Group, Ltd., 3.100%, 9/1/31	27,876
90,000	Fidelity National Financial, Inc., 3.200%, 9/17/51	49,492
80,000	Global Atlantic Fin Co., 4.700%, (5-Year Treasury Constant Maturity plus 3.80%), 10/15/51(a)(d)	57,866
70,000	Guardian Life Insurance Co. of America (The), 4.875%, 6/19/64(d)	55,076
70,000	KKR Group Finance Co. III, LLC, 5.125%, 6/1/44(d)	57,908
100,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/50(d)	71,351
103,000	New York Life Insurance Co., 3.750%, 5/15/50(d)	71,030
80,000	New York Life Insurance Co., 4.450%, 5/15/69(d)	58,682
100,000	New York Life Insurance Co., 6.750%, 11/15/39(d)	104,559
90,000	Northwestern Mutual Life Insurance Co. (The), 3.450%, 3/30/51(d)	57,526
80,000	Pacific LifeCorp, 3.350%, 9/15/50(d)	51,009
100,000	Prudential Financial, Inc., 3.700%, (5-Year Treasury Constant Maturity plus 3.04%), 10/1/50(a)	81,348
70,000	Securian Financial Group, Inc., 4.800%, 4/15/48(d)	50,629
70,000	Voya Financial, Inc., 4.800%, 6/15/46	53,242
90,000	W R Berkley Corp., 3.150%, 9/30/61	49,581
		1,221,066

	Internet & Direct Marketing Retail — 0.3%
120,000	Meta Platforms, Inc., 4.450%, 8/15/52	95,360

	IT Services — 0.2%
100,000	Fiserv, Inc., 4.400%, 7/1/49	76,593

	Machinery — 0.2%
80,000	Deere & Co., 3.900%, 6/9/42	66,033

	Media — 4.2%
190,000	Charter Communications Operating, LLC/ Charter Communications Operating Capital, 4.400%, 12/1/61	116,986

Continued

Sterling Capital Long Duration Corporate Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Media — (continued)
$110,000	Charter Communications Operating, LLC/ Charter Communications Operating Capital, 6.484%, 10/23/45	$96,043
130,000	Comcast Corp., 2.800%, 1/15/51	76,043
170,000	Comcast Corp., 2.987%, 11/1/63	93,668
130,000	Comcast Corp., 3.250%, 11/1/39	94,936
100,000	Comcast Corp., 3.400%, 7/15/46	68,199
150,000	Comcast Corp., 5.500%, 5/15/64	136,143
90,000	Discovery Communications, LLC, 4.000%, 9/15/55	53,946
100,000	Discovery Communications, LLC, 5.200%, 9/20/47	75,756
90,000	Interpublic Group of Cos., Inc. (The), 3.375%, 3/1/41	59,486
70,000	Time Warner Cable, LLC, 5.875%, 11/15/40	58,035
155,000	Time Warner Cable, LLC, 6.550%, 5/1/37	140,656
100,000	Walt Disney Co. (The), 2.750%, 9/1/49	59,359
130,000	Walt Disney Co. (The), 3.500%, 5/13/40	97,653
70,000	Walt Disney Co. (The), 6.200%, 12/15/34	72,766
		1,299,675

	Metals & Mining — 0.9%
100,000	Nucor Corp., 2.979%, 12/15/55	56,822
100,000	Southern Copper Corp., 7.500%, 7/27/35	110,005
80,000	Steel Dynamics, Inc., 3.250%, 10/15/50	48,536
62,000	Teck Resources, Ltd., 6.000%, 8/15/40	55,400
		270,763

	Office REITs — 0.1%
50,000	Alexandria Real Estate Equities, Inc., 3.000%, 5/18/51	28,193

	Oil, Gas & Consumable Fuels — 4.6%
77,000	Apache Corp., 5.250%, 2/1/42	60,361
80,000	Atmos Energy Corp., 4.125%, 10/15/44	62,588
90,000	BP Capital Markets America, Inc., 2.939%, 6/4/51	54,984
95,000	BP Capital Markets America, Inc., 3.060%, 6/17/41	65,533
75,000	ConocoPhillips Co., 4.025%, 3/15/62	53,821
61,000	Devon Energy Corp., 5.600%, 7/15/41	53,934
113,000	Diamondback Energy, Inc., 4.250%, 3/15/52	80,075
80,000	Equinor ASA, 5.100%, 8/17/40	74,905
70,000	Exxon Mobil Corp., 4.114%, 3/1/46	56,190
202,000	Exxon Mobil Corp., 4.227%, 3/19/40	171,972
80,000	Halliburton Co., 4.850%, 11/15/35	71,973
85,000	Halliburton Co., 5.000%, 11/15/45	72,016
35,000	Hess Corp., 5.600%, 2/15/41	31,574
80,000	Marathon Petroleum Corp., 6.500%, 3/1/41	79,093
85,000	NiSource, Inc., 4.800%, 2/15/44	69,934
100,000	Shell International Finance BV, 4.550%, 8/12/43	84,815
Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Oil, Gas & Consumable Fuels — (continued)
$145,000	Shell International Finance BV, 6.375%, 12/15/38	$154,698
225,000	Southern Co. Gas Capital Corp., Series 21A, 3.150%, 9/30/51	133,240
		1,431,706

	Residential REITs — 0.7%
110,000	American Homes 4 Rent L.P., 4.300%, 4/15/52	79,477
30,000	Mid-America Apartments L.P., 2.875%, 9/15/51	17,251
120,000	NNN REIT, Inc., 3.500%, 4/15/51	75,362
80,000	UDR, Inc., 3.100%, 11/1/34	60,333
		232,423

	Retail REITs — 0.4%
110,000	Kimco Realty OP, LLC, 4.250%, 4/1/45	79,381
80,000	Simon Property Group L.P., 3.250%, 9/13/49	49,487
		128,868

	Semiconductors & Semiconductor Equipment — 2.6%
55,000	Broadcom, Inc., 3.469%, 4/15/34(d)	43,211
80,000	Broadcom, Inc., 3.500%, 2/15/41(d)	55,566
90,000	Broadcom, Inc., 3.750%, 2/15/51(d)	60,301
155,000	Lam Research Corp., 2.875%, 6/15/50	96,079
125,000	NVIDIA Corp., 3.500%, 4/1/50	91,009
50,000	NXP BV / NXP Funding, LLC/NXP USA, Inc., 3.250%, 11/30/51	30,377
120,000	NXP BV/NXP Funding, LLC/NXP USA, Inc., 5.000%, 1/15/33	110,436
70,000	QUALCOMM, Inc., 4.300%, 5/20/47	56,591
200,000	QUALCOMM, Inc., 4.500%, 5/20/52	163,878
90,000	Texas Instruments, Inc., 5.000%, 3/14/53	81,414
41,000	Texas Instruments, Inc., 5.050%, 5/18/63	36,305
		825,167

	Software — 4.3%
130,000	Apple, Inc., 2.650%, 5/11/50	79,524
180,000	Apple, Inc., 2.800%, 2/8/61	105,557
150,000	Apple, Inc., 3.850%, 5/4/43	121,252
80,000	Apple, Inc., 3.850%, 8/4/46	63,293
170,000	Apple, Inc., 3.950%, 8/8/52	133,193
90,000	Microsoft Corp., 2.525%, 6/1/50	54,851
305,000	Microsoft Corp., 2.675%, 6/1/60	178,818
220,000	Oracle Corp., 3.650%, 3/25/41	156,895
100,000	Oracle Corp., 3.800%, 11/15/37	76,405
90,000	Oracle Corp., 3.850%, 4/1/60	57,364
90,000	Oracle Corp., 3.950%, 3/25/51	61,625
110,000	Oracle Corp., 4.000%, 7/15/46	77,860
115,000	Oracle Corp., 5.550%, 2/6/53	100,900
75,000	Oracle Corp., 6.900%, 11/9/52	77,311
		1,344,848

Continued

Sterling Capital Long Duration Corporate Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Specialty Retail — 2.7%
$90,000	ERAC USA Finance, LLC, 5.625%, 3/15/42(d)	$83,945
225,000	Home Depot, Inc. (The), 2.750%, 9/15/51	133,832
130,000	Home Depot, Inc. (The), 3.125%, 12/15/49	85,120
110,000	Lowe's Cos., Inc., 5.000%, 4/15/40	96,536
150,000	Lowe's Cos., Inc., 5.625%, 4/15/53	137,055
135,000	McDonald's Corp., MTN, 3.625%, 9/1/49	94,951
140,000	McDonald's Corp., MTN, 4.875%, 12/9/45	121,117
135,000	Starbucks Corp., 3.500%, 11/15/50	91,085
		843,641

	Telecommunication Services — 4.1%
170,000	AT&T, Inc., 3.500%, 6/1/41	118,017
240,000	AT&T, Inc., 3.650%, 9/15/59	146,008
245,000	AT&T, Inc., 3.850%, 6/1/60	156,038
240,000	AT&T, Inc., 4.500%, 5/15/35	205,613
150,000	Deutsche Telekom AG, 3.625%, 1/21/50(d)	102,414
60,000	Telefonica Emisiones SA, 5.213%, 3/8/47	47,814
150,000	Verizon Communications, Inc., 2.650%, 11/20/40	94,889
250,000	Verizon Communications, Inc., 3.400%, 3/22/41	177,172
80,000	Verizon Communications, Inc., 3.700%, 3/22/61	50,949
60,000	Verizon Communications, Inc., 4.400%, 11/1/34	52,225
150,000	Verizon Communications, Inc., 5.250%, 3/16/37	140,170
		1,291,309
	Tobacco — 1.7%
80,000	Altria Group, Inc., 3.875%, 9/16/46	52,463
190,000	BAT Capital Corp., 4.390%, 8/15/37	145,448
90,000	BAT Capital Corp., 4.540%, 8/15/47	62,031
70,000	Cargill, Inc., 4.375%, 4/22/52(d)	56,816
90,000	Cargill, Inc., 4.760%, 11/23/45(d)	76,298
180,000	Philip Morris International, Inc., 4.375%, 11/15/41	140,833
		533,889
	Total Corporate Bonds
	(Cost $36,942,518)	28,956,584

U.S. GOVERNMENT AGENCIES — 0.2%

	Tennessee Valley Authority — 0.2%
70,000	4.250%, 9/15/52	57,312

	Total U.S. Government Agencies
	(Cost $67,789)	57,312

U.S. TREASURY BONDS — 5.1%
1,937,000	2.000%, 11/15/41	1,255,948
Principal Amount		Fair Value
U.S. TREASURY BONDS — (continued)

$567,900	2.000%, 8/15/51	$327,252

	Total U.S. Treasury Bonds
	(Cost $1,801,312)	1,583,200

Shares
MONEY MARKET FUND — 0.5%
162,187	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(f)	162,187

	Total Money Market Fund
	(Cost $162,187)	162,187

Total Investments — 98.7%
(Cost $38,973,806)		30,759,283
Net Other Assets (Liabilities) — 1.3%		418,530
NET ASSETS — 100.0%		$31,177,813

(a)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2023. The maturity date reflected is the final maturity date.

(b)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.

(c)	Security is perpetual in nature and has no stated maturity date.

(d)	Rule 144A, Section 4(a)(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(e)	All or a portion of the securities are held in a separate collateral account at US Bank.

(f)	Represents the current yield as of report date.

MTN	Medium Term Note

Continued

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments
September 30, 2023

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 16.1%

$22,069	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class C, 2.740%, 4/18/25	$22,036
555,000	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.690%, 1/19/27	527,795
170,000	ARI Fleet Lease Trust, Series 2021-A, Class A3, 0.680%, 3/15/30(a)	165,704
470,000	ARI Fleet Lease Trust, Series 2022-A, Class A3, 3.430%, 1/15/31(a)	452,391
1,250,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2023-4A, Class A, 5.490%, 6/20/29(a)	1,216,552
550,000	Carvana Auto Receivables Trust, Series 2021-P1, Class A4, 0.860%, 1/11/27	516,659
509,000	Carvana Auto Receivables Trust, Series 2021-P2, Class B, 1.270%, 3/10/27	454,790
600,000	Carvana Auto Receivables Trust, Series 2021-P3, Class B, 1.420%, 8/10/27	519,872
620,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39(b)	637,052
122	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 4.622%, 6/25/37	120
300,000	Enterprise Fleet Financing, LLC, Series 2021-2, Class A3, 0.740%, 5/20/27(a)	278,325
410,000	Enterprise Fleet Financing, LLC, Series 2021-3, Class A3, 1.220%, 8/20/27(a)	378,103
544,000	Enterprise Fleet Financing, LLC, Series 2023-1, Class A3, 5.420%, 10/22/29(a)	535,994
375,000	Enterprise Fleet Funding, LLC, Series 2021-1, Class A3, 0.700%, 12/21/26(a)	357,573
642,000	Ford Credit Auto Owner Trust 2020- REV2, Series 2020-2, Class A, 1.060%, 4/15/33(a)(b)	583,431
415,000	Ford Credit Auto Owner Trust 2021- REV2, Series 2021-2, Class A, 1.530%, 5/15/34(a)	366,320
205,000	GreatAmerica Leasing Receivables Funding, LLC, Series 2021-1, Class A4, 0.550%, 12/15/26(a)	195,358
1,295,000	Hertz Vehicle Financing III L.P., Series 2021-2A, Class A, 1.680%, 12/27/27(a)	1,136,260
1,315,000	OneMain Direct Auto Receivables Trust 2023-1, Series 2023-1A, Class A, 5.410%, 11/14/29(a)	1,294,771
29,598	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/32(a)	29,542
630,000	OneMain Financial Issuance Trust 2019- 2, Series 2019-2A, Class A, 3.140%, 10/14/36(a)(b)	570,255
480,000	OneMain Financial Issuance Trust 2021-1, Series 2021-1A, Class A1, 1.550%, 6/16/36(a)(b)	417,012
750,000	Santander Drive Auto Receivables Trust, Series 2023-3, Class B, 5.610%, 7/17/28	743,138
Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$129,557	Saxon Asset Securities Trust, Series 2004-3, Class M1, 6.334%, (TSFR1M plus 1.01%), 12/26/34(c)	$121,491
280,721	SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX, 2.540%, 5/15/46(a)(b)	256,974
561,000	Synchrony Card Funding, LLC, Series 2023-A1, Class A, 5.540%, 7/15/29	560,410
750,000	Toyota Auto Loan Extended Note Trust 2021-1, Series 2021-1A, Class A, 1.070%, 2/27/34(a)(b)	671,557
1,000,000	Toyota Auto Loan Extended Note Trust 2022-1, Series 2022-1A, Class A, 3.820%, 4/25/35(a)	940,796
45,340	U.S. Small Business Administration, Series 2010-20D, Class 1, 4.360%, 4/1/30(b)	43,306
150,001	Wheels SPV 2, LLC, Series 2020-1A, Class A3, 0.620%, 8/20/29(a)	147,516

	Total Asset Backed Securities
	(Cost $15,128,735)	14,141,103

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.7%
348,451	Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.500%, 7/25/49(a)(d)	298,641
9,137	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	8,898
27,510	Countrywide Home Loan Mortgage Pass- Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	25,761
52,339	Credit Suisse First Boston Mortgage- Backed Pass-Through Certificates, Series 2004-1, Class 2A1, 6.500%, 2/25/34	51,184
38,956	Fannie Mae, Series 2003-19, Class AR, 5.500%, 3/25/33	38,524
176,655	Fannie Mae, Series 2003-21, Class OW, 4.000%, 3/25/33	165,117
682,000	Fannie Mae, Series 2008-2, Class PH, 5.500%, 2/25/38	669,207
527,000	Fannie Mae, Series 2009-28, Class HX, 5.000%, 5/25/39	509,349
825,833	Fannie Mae, Series 2010-150, Class YL, 4.000%, 1/25/41	711,006
869,075	Fannie Mae, Series 2011-131, Class PB, 4.500%, 12/25/41	825,809
112,068	Fannie Mae, Series 2011-74, Class QM, 4.500%, 11/25/40	109,936
1,050,281	Fannie Mae, Series 2013-30, Class PY, 3.000%, 4/25/43	978,047
356,921	Fannie Mae, Series 2013-91, Class DV, 3.000%, 10/25/26	344,201
928,514	Fannie Mae, Series 2015-65, Class CZ, 3.500%, 9/25/45	727,567

See accompanying Notes to the Financial Statements.

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$496,931	Fannie Mae, Series 2016-11, Class GA, 2.500%, 3/25/46	$442,544
127,197	Fannie Mae, Series 2016-85, Class GA, 2.500%, 10/25/45	111,632
1,495,000	Fannie Mae, Series 2017-42, Class HL, 3.000%, 6/25/47	1,268,102
337,555	Fannie Mae, Series 2020-10, Class Q, 3.000%, 3/25/50	279,114
64,387	Freddie Mac, Series 2485, Class WG, 6.000%, 8/15/32	64,681
134,468	Freddie Mac, Series 2768, Class PC, 4.000%, 3/15/34	127,620
115,134	Freddie Mac, Series 3042, Class PZ, 5.750%, 9/15/35	114,909
87,504	Freddie Mac, Series 3440, Class EM, 5.000%, 4/15/38	85,601
500,000	Freddie Mac, Series 3714, Class PB, 4.750%, 8/15/40(b)	475,234
7,332	Freddie Mac, Series 3803, Class PJ, 4.250%, 1/15/41	7,208
200,000	Freddie Mac, Series 3815, Class TB, 4.500%, 2/15/41	183,264
117,826	Freddie Mac, Series 3816, Class HM, 4.500%, 5/15/40	112,379
990,000	Freddie Mac, Series 3895, Class PW, 4.500%, 7/15/41	942,763
296,893	Freddie Mac, Series 3989, Class JW, 3.500%, 1/15/42(b)	266,017
338,000	Freddie Mac, Series 4088, Class CD, 3.000%, 8/15/42	251,890
300,000	Freddie Mac, Series 4094, Class ME, 2.500%, 8/15/42	246,060
215,000	Freddie Mac, Series 4097, Class CU, 1.500%, 8/15/27	190,277
724,000	Freddie Mac, Series 4125, Class JC, 2.500%, 11/15/42	496,207
628,000	Freddie Mac, Series 4135, Class AY, 2.000%, 11/15/42	455,604
467,283	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	431,925
119,000	Freddie Mac, Series 4160, Class HH, 2.500%, 12/15/32(b)	103,331
122,529	Freddie Mac, Series 4173, Class NB, 3.000%, 3/15/43	106,092
81,669	Freddie Mac, Series 4215, Class LD, 2.000%, 7/15/41	75,924
34,269	Freddie Mac, Series 4293, Class MH, 3.000%, 12/15/41	31,461
93,275	Freddie Mac, Series 4352, Class ZX, 4.000%, 4/15/44	85,752
1,000,000	Freddie Mac, Series 4507, Class GB, 3.000%, 9/15/45	800,333
475,000	Freddie Mac, Series 4650, Class JE, 3.000%, 7/15/46	374,610
Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$898,398	Freddie Mac, Series 4941, Class MB, 3.000%, 7/25/49	$763,006
391,438	Freddie Mac, Series 5115, Class G, 2.500%, 9/25/50	310,714
215,951	Freddie Mac Strips, Series 219, Class PO, 3/1/32	185,196
995,345	Freddie Mac Strips, Series 236, Class PO, 4/1/36	794,762
51,632	Ginnie Mae, Series 2004-69, Class GC, 5.500%, 4/20/34	51,213
426,916	Ginnie Mae, Series 2005-60, Class WZ, 5.500%, 9/20/35	420,125
183,452	Ginnie Mae, Series 2007-57, Class ZA, 5.750%, 10/20/37	183,577
750,000	Ginnie Mae, Series 2011-135, Class PG, 3.000%, 10/16/41	620,643
612,000	Ginnie Mae, Series 2017-75, Class DL, 3.000%, 3/20/47	475,072
800,000	Ginnie Mae, Series 2019-6, Class JK, 3.500%, 1/20/49	680,131
137,978	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33(b)	123,265

	Total Collateralized Mortgage Obligations
	(Cost $20,437,224)	18,201,485

COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.7%
250,000	BANK 2020-BNK29, Series 2020-BN29, Class A4, 1.997%, 11/15/53	185,437
325,000	BBCMS Mortgage Trust, Series 2020-C7, Class A5, 2.037%, 4/15/53	257,357
589,492	Benchmark Mortgage Trust, Series 2020- B18, Class A5, 1.925%, 7/15/53	450,037
1,250,000	Benchmark Mortgage Trust, Series 2020- B21, Class A5, 1.978%, 12/17/53(b)	954,690
277,000	BX Commercial Mortgage Trust, Series 2021-ACNT, Class C, 6.946%, (TSFR1M plus 1.61%), 11/15/38(a)(c)	270,048
252,184	BX Trust, Series 2021-RISE, Class C, 6.896%, (TSFR1M plus 1.56%), 11/15/36(a)(c)	246,647
589,000	CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49(b)(d)	535,411
700,000	CD Mortgage Trust, Series 2017-CD3, Class A4, 3.631%, 2/10/50	628,908
100,000	CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3, 3.839%, 12/10/54	93,784
405,000	Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class AS, 4.544%, 11/10/46(b)	402,948

Continued

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$500,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4, 3.778%, 9/10/58	$468,936
44,341	COMM 2013-CCRE13 Mortgage Trust, Series 2013-CR13, Class A4, 4.194%, 11/10/46(d)	44,195
350,000	COMM 2014-CCRE15 Mortgage Trust, Series 2014-CR15, Class A4, 4.074%, 2/10/47(d)	347,534
500,000	COMM 2014-CCRE18 Mortgage Trust, Series 2014-CR18, Class A5, 3.828%, 7/15/47(b)	490,922
266,000	COMM Mortgage Trust, Series 2014- CR20, Class A4, 3.590%, 11/10/47	257,613
153,000	COMM Mortgage Trust, Series 2014- UBS2, Class A5, 3.961%, 3/10/47	151,842
455,000	COMM Mortgage Trust, Series 2014- UBS4, Class A5, 3.694%, 8/10/47	442,308
250,000	COMM Mortgage Trust, Series 2017- COR2, Class A3, 3.510%, 9/10/50(b)	226,943
500,000	CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, 3.718%, 8/15/48(b)	473,318
251,000	ELP Commercial Mortgage Trust, Series 2021-ELP, Class C, 6.767%, (TSFR1M plus 1.43%), 11/15/38(a)(c)	244,701
1,000,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K1522, Class A2, 2.361%, 10/25/36	711,304
140,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K159, Class A2, 3.950%, 11/25/30(d)	129,230
363,690	FRESB Mortgage Trust, Series 2017-SB36, Class A10F, 2.880%, 7/25/27(b)(d)	335,103
573,183	Ginnie Mae, Series 2014-126, Class A, 2.500%, 11/16/46	529,458
352,763	Ginnie Mae, Series 2019-79, Class V, 2.800%, 3/16/29	323,199
17,614	GS Mortgage Securities Trust, Series 2010- C1, Class B, 5.148%, 8/10/43(a)	17,455
85,000	GS Mortgage Securities Trust, Series 2014- GC24, Class A5, 3.931%, 9/10/47	82,388
500,000	GS Mortgage Securities Trust, Series 2016- GS4, Class A4, 3.442%, 11/10/49(b)(d)	461,299
64,000	GS Mortgage Securities Trust, Series 2020- GC47, Class A5, 2.377%, 5/12/53	51,395
500,000	GS Mortgage Securities Trust, Series 2020- GSA2, Class A5, 2.012%, 12/12/53(b)	380,070
142,369	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(a)(d)	132,328
500,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.805%, 7/15/47(b)	492,810
Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$185,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648%, 12/15/49(d)	$171,061
272,691	Med Trust, Series 2021-MDLN, Class C, 7.246%, (TSFR1M plus 1.91%), 11/15/38(a)(c)	264,770
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47(b)	97,110
300,167	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A4, 3.526%, 12/15/47	289,317
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.720%, 12/15/49(b)	461,359
435,000	Morgan Stanley Capital I Trust, Series 2018-H3, Class A5, 4.177%, 7/15/51	402,120
659,333	Morgan Stanley Capital I Trust, Series 2020-HR8, Class A4, 2.041%, 7/15/53	513,879
199,753	OPG Trust, Series 2021-PORT, Class C, 6.279%, (TSFR1M plus 0.95%), 10/15/36(a)(c)	192,734
235,642	SMR Mortgage Trust, Series 2022-IND, Class A, 6.982%, (TSFR1M plus 1.65%), 2/15/39(a)(c)	225,265
600,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A5, 3.405%, 12/15/47	576,127
644,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	609,750
50,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794%, 12/15/49	46,540
300,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4, 3.581%, 10/15/50	273,343
220,800	Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A5, 2.448%, 6/15/53	177,832
500,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C57, Class A4, 2.118%, 8/15/53	392,933
300,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C58, Class A4, 2.092%, 7/15/53	230,777
475,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class AS, 4.176%, 5/15/47	444,823

Continued

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$302,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	$291,500

	Total Commercial Mortgage-Backed Securities
	(Cost $18,873,908)	16,480,858

CORPORATE BONDS — 0.3%

	Diversified REITs — 0.3%
250,000	American Tower Trust, 3.652%, 3/23/28(a)(b)	228,689

	Total Corporate Bonds
	(Cost $250,000)	228,689

MORTGAGE-BACKED SECURITIES — 38.7%

	Fannie Mae — 15.3%
99,762	3.000%, 1/1/31, Pool #BA6574	93,076
302,291	4.500%, 3/1/34, Pool #CA3294	292,667
270,375	2.500%, 11/1/35, Pool #CA7939	238,527
54,293	5.500%, 6/1/38, Pool #984277(b)	54,064
29,732	5.500%, 8/1/38, Pool #995072	29,657
38,817	4.500%, 9/1/39, Pool #AC1830	36,690
36,572	4.500%, 10/1/40, Pool #AE4855	34,568
70,229	3.500%, 2/1/41, Pool #AH5646	62,417
111,749	4.000%, 3/1/41, Pool #AH4008	102,451
327,078	2.500%, 5/1/41, Pool #MA4334	267,584
28,310	4.500%, 6/1/41, Pool #AC9298	26,758
80,313	5.000%, 7/1/41, Pool #AI5595	78,027
132,988	4.000%, 9/1/41, Pool #AJ1717	121,906
107,583	3.500%, 6/1/42, Pool #AB5373	95,503
681,668	6.000%, 8/1/43, Pool #MA5129	677,534
36,695	4.500%, 10/1/44, Pool #MA2066	34,455
113,080	4.000%, 12/1/44, Pool #MA2127	103,374
105,864	4.500%, 1/1/45, Pool #MA2158	99,403
135,635	3.500%, 3/1/45, Pool #AS4552	119,396
119,369	4.000%, 10/1/45, Pool #AL7487	108,980
835,306	3.000%, 10/1/46, Pool #BC4764	706,220
80,937	4.000%, 11/1/46, Pool #MA2808	73,630
109,152	3.000%, 2/1/47, Pool #BE2329	92,234
61,340	4.000%, 5/1/47, Pool #BE9598	55,527
52,737	4.500%, 11/1/47, Pool #BM3286	50,259
196,800	3.500%, 12/1/47, Pool #CA0833	172,522
62,292	4.500%, 5/1/48, Pool #CA1711	58,170
89,036	3.500%, 9/1/49, Pool #BJ9608	77,888
206,030	3.500%, 6/1/50, Pool #CA6097	179,212
204,824	3.000%, 7/1/50, Pool #CA6422	170,734
204,336	3.000%, 7/1/50, Pool #CA6421	170,390
518,206	2.500%, 8/1/50, Pool #FM4053	417,704
330,498	2.500%, 8/1/50, Pool #FM4055	264,675
787,593	3.000%, 8/1/50, Pool #FS0973	663,414
388,347	2.500%, 10/1/50, Pool #FM4702	311,001
480,023	2.500%, 3/1/51, Pool #FM6523	384,318
Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Fannie Mae — (continued)
$329,303	3.000%, 5/1/51, Pool #FM7346	$274,492
1,050,662	2.500%, 8/1/51, Pool #FM8438	843,838
1,257,049	4.000%, 8/1/51, Pool #FS1976	1,138,298
311,064	3.000%, 11/1/51, Pool #CB2170	258,121
835,173	3.500%, 2/1/52, Pool #MA4550	720,539
960,388	3.000%, 3/1/52, Pool #BV4143	807,193
734,069	3.500%, 4/1/52, Pool #FS1185	633,604
681,286	3.500%, 4/1/52, Pool #FS1260	591,266
663,461	4.500%, 6/1/52, Pool #FS2157	613,885
506,460	5.000%, 11/1/52, Pool #CB5278	478,613
567,481	5.500%, 3/1/53, Pool #FS3925	551,369
		13,436,153

	Freddie Mac — 22.9%
37,856	4.000%, 11/1/32, Pool #ZS8993	35,185
174,992	3.500%, 5/1/35, Pool #ZA2378	160,786
128,562	4.000%, 5/1/37, Pool #ZA2461	117,866
18,441	5.500%, 10/1/39, Pool #ZI9359	18,359
33,328	5.000%, 4/1/40, Pool #ZI9910	32,537
54,574	5.500%, 4/1/40, Pool #ZA1042	54,524
427,526	2.000%, 8/1/40, Pool #RB5076	347,472
22,441	5.000%, 8/1/40, Pool #ZA1056	21,909
58,511	4.000%, 11/1/40, Pool #ZJ0654	53,493
63,217	4.000%, 12/1/40, Pool #ZJ0811	57,954
149,841	3.500%, 8/1/42, Pool #ZL3508	133,202
575,364	3.000%, 12/1/42, Pool #Q14108	494,737
651,042	6.000%, 2/1/43, Pool #RB5221	645,890
193,335	3.500%, 3/1/43, Pool #ZT1107	170,512
809,056	3.500%, 1/1/45, Pool #SD1309	716,699
137,172	3.500%, 1/1/45, Pool #ZL8964	121,148
112,675	3.500%, 3/1/45, Pool #ZT1164	99,274
88,982	3.000%, 1/1/46, Pool #ZS4646	75,325
91,802	4.000%, 4/1/46, Pool #ZM1015	83,605
94,030	3.500%, 12/1/47, Pool #ZM5123	82,421
238,485	2.500%, 11/1/49, Pool #QA4396	191,147
115,833	3.000%, 1/1/50, Pool #QA6230	96,888
505,144	3.000%, 6/1/51, Pool #SD8152	419,803
646,904	2.500%, 7/1/51, Pool #QC4230	521,523
369,942	3.000%, 7/1/51, Pool #RA5552	308,326
285,991	3.500%, 7/1/51, Pool #RA5549	247,276
1,002,126	3.000%, 8/1/51, Pool #SD8162	832,437
984,764	2.500%, 9/1/51, Pool #RA5921	784,225
552,787	3.500%, 1/1/52, Pool #RA6531	476,873
441,776	3.000%, 2/1/52, Pool #SD8195	366,367
950,891	3.500%, 4/1/52, Pool #RA7191	819,948
879,069	3.500%, 4/1/52, Pool #SD0957	757,448
739,482	4.500%, 6/1/52, Pool #SD1265	682,166
1,149,025	4.500%, 8/1/52, Pool #SD1515	1,056,674
762,549	5.000%, 10/1/52, Pool #SD1710	721,415
968,072	5.000%, 11/1/52, Pool #SD1727	917,039
716,150	5.000%, 1/1/53, Pool #RA8382	676,772
940,921	5.500%, 2/1/53, Pool #QF8052	910,940
989,720	5.000%, 3/1/53, Pool #SD2390	934,660
1,318,061	4.500%, 5/1/53, Pool #SD2952	1,219,160
467,846	6.000%, 5/1/53, Pool #SD3072	462,299

Continued

Sterling Capital Quality Income Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Freddie Mac — (continued)
$995,619	5.000%, 6/1/53, Pool #SD3128	$940,529
994,607	5.500%, 6/1/53, Pool #SD3136	963,138
1,333,907	6.000%, 7/1/53, Pool #SD3223	1,322,716
		20,152,667
	Ginnie Mae — 0.5%
7,142	4.000%, 12/20/40, Pool #755678	6,618
517,330	4.000%, 7/20/52, Pool #786280	467,790
		474,408
	Total Mortgage-Backed Securities
	(Cost $38,365,664)	34,063,228

U.S. GOVERNMENT AGENCIES — 0.5%

	Federal Home Loan Banks — 0.5%
550,000	1.900%, 10/7/31	429,827

	Total U.S. Government Agencies
	(Cost $462,746)	429,827

U.S. TREASURY BONDS — 2.4%
2,250,000	2.375%, 2/15/42	1,553,994
1,065,000	1.875%, 11/15/51(b)	592,697

	Total U.S. Treasury Bonds
	(Cost $2,723,278)	2,146,691

U.S. TREASURY NOTES — 1.1%
200,000	1.375%, 11/15/31	156,750
1,000,000	1.875%, 2/15/32	812,422

	Total U.S. Treasury Notes
	(Cost $1,166,304)	969,172

Shares
MONEY MARKET FUND —1.4%
1,258,182	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(e)	1,258,182

	Total Money Market Fund
	(Cost $1,258,182)	1,258,182

Total Investments — 99.9%
(Cost $98,666,041)		87,919,235
Net Other Assets (Liabilities) — 0.1%		120,731
NET ASSETS — 100.0%		$88,039,966

(a)	Rule 144A, Section 4(a)(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)	All or a portion of the securities are held in a separate collateral account at US Bank.

(c)	The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2023. The maturity date reflected is the final maturity date.

(d)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2023. The maturity date reflected is the final maturity date.

(e)	Represents the current yield as of report date.

STEP	Step Coupon Bond

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments
September 30, 2023

Principal Amount		Fair Value
MUNICIPAL BONDS — 96.8%

	North Carolina — 96.8%
$1,000,000	Broad River Water Authority, Water System Refunding Revenue, 5.000%, 6/1/24	$1,006,120
1,390,000	Brunswick County, NC, School Improvements G.O., 5.000%, 8/1/28	1,489,246
1,025,000	Buncombe County Metropolitan Sewerage District, Sewer Improvements Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/39	1,027,593
1,475,000	Buncombe County, NC, Advance Refunding Revenue Limited Obligation, Callable 6/1/25 @ 100, 5.000%, 6/1/28	1,500,945
1,100,000	Cabarrus County, NC, Refunding Revenue Bonds, Series A, 5.000%, 6/1/31	1,205,457
1,010,000	Cape Fear Public Utility Authority, Advance Refunding Revenue Bonds, 5.000%, 8/1/25	1,032,664
1,000,000	Charlotte, NC, Charlotte Douglas International Airport Refunding Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/31	997,460
3,195,000	Charlotte, NC, Current Refunding G.O., Series A, 5.000%, 6/1/29	3,454,242
2,000,000	Charlotte, NC, Current Refunding G.O., Series A, Callable 6/1/29 @ 100, 5.000%, 6/1/34	2,149,060
2,000,000	Charlotte, NC, Public Facilities, Certificate of Participation, Series B, Callable 12/1/31 @ 100, 5.000%, 12/1/32	2,205,120
2,275,000	Charlotte, NC, Recreational Facilities Improvements Revenue, Callable 12/1/28 @ 100, 5.000%, 12/1/33	2,419,372
1,520,000	Charlotte, NC, Recreational Facilities Improvements Revenue, Callable 12/1/28 @ 100, 5.000%, 12/1/34	1,613,374
2,650,000	Charlotte, NC, Water & Sewer System Revenue, Refunding Revenue Bonds, Series A, Callable 7/1/32 @ 100, 5.000%, 7/1/39	2,835,845
2,035,000	Chatham County, NC, Refunding Revenue (County Guaranteed), 5.000%, 12/1/28	2,105,228
2,100,000	Concord, NC, Recreational Facility Improvements G.O., Callable 9/1/33 @ 100, 5.000%, 9/1/34	2,352,000
1,890,000	Durham County, NC, Current Refunding G.O., 5.000%, 6/1/29	2,044,375
1,225,000	East Carolina University, University & College Improvements Revenue, Series A, Callable 4/1/26 @ 100, 5.000%, 10/1/27	1,252,673
1,000,000	Elizabeth City State University, Board of Governors of NC, Advance Refunding Revenue Bonds, Callable 4/1/29 @ 100 (AGM), 5.000%, 4/1/40	1,009,500
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,750,000	Fayetteville, NC, Public Works Commission, Electric Light & Power Improvements Revenue, Callable 3/1/24 @ 100, 4.000%, 3/1/27	$1,718,570
1,690,000	Fayetteville, NC, Public Works Commission, Multi-Utility Improvements Revenue, Callable 3/1/28 @ 100, 5.000%, 3/1/29	1,787,175
3,000,000	Forsyth County NC, Public Improvements, G.O., Series B, Callable 3/1/29 @ 100, 5.000%, 3/1/31	3,221,820
1,500,000	Gaston County, NC, Current Refunding G.O., 5.000%, 2/1/29	1,613,895
2,000,000	Greensboro, NC, Recreational Facility Improvements G.O., Series B, Callable 4/1/32 @ 100, 5.000%, 4/1/40	2,129,120
1,675,000	Guilford County, NC, Advance Refunding, G.O., Series A, Callable 2/1/26 @ 100, 5.000%, 2/1/28	1,726,389
2,075,000	High Point, NC, Combined Water & Sewer System, Advance Refunding Revenue Bonds, 5.000%, 11/1/26	2,162,337
880,000	Johnston County, NC, Water Utility Improvements Revenue Bonds, Callable 4/1/33 @ 100, 5.000%, 4/1/39	936,126
430,000	Johnston County, NC, Water Utility Improvements Revenue Bonds, Callable 4/1/33 @ 100, 5.000%, 4/1/40	455,585
3,640,000	Mecklenburg County, Recreational Facility Improvements, Public Improvements G.O., 5.000%, 3/1/24	3,655,179
1,195,000	Monroe, NC, Advance Refunding Revenue Bonds, Callable 3/1/26 @ 100, 5.000%, 3/1/29	1,226,906
1,000,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/32	1,010,890
1,215,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/34	1,226,846
840,000	North Carolina Capital Facilities Finance Agency, Meredith College Project, Refunding Revenue, 5.000%, 6/1/24	843,830
750,000	North Carolina Capital Facilities Finance Agency, Meredith College Project, Refunding Revenue, 5.000%, 6/1/25	757,710
1,045,000	North Carolina Capital Facilities Finance Agency, The Arc of North Carolina Project, Refunding Revenue (Housing and Urban Development, Section 8), 5.000%, 10/1/25	1,040,695

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,750,000	North Carolina Capital Facilities Finance Agency, The Arc of North Carolina Project, Refunding Revenue, Callable 10/1/27 @ 100 (Housing and Urban Development, Section 8), 5.000%, 10/1/34	$1,668,782
1,205,000	North Carolina Central University, University & College Improvements, Revenue Bonds, Callable 4/1/29 @ 100, 5.000%, 4/1/33	1,252,622
1,000,000	North Carolina Central University, University & College Improvements, Revenue Bonds, Callable 4/1/29 @ 100, 5.000%, 4/1/37	1,018,090
2,000,000	North Carolina Medical Care Commission, Advance Refunding Revenue Bonds, Vidant Health, Callable 6/1/25 @ 100, 5.000%, 6/1/40	1,960,360
1,500,000	North Carolina Medical Care Commission, Health, Hospital and Nursinghome Improvements, Revenue Bonds, Series A, Callable 1/1/30 @ 100, 5.000%, 7/1/32	1,568,955
1,000,000	North Carolina Municipal Power Agency No. 1, Advance Refunding Revenue Bonds, Series A, Callable 7/1/26 @ 100, 5.000%, 1/1/29	1,022,370
3,100,000	North Carolina State, Advance Refunding Revenue Bonds, Series B, Callable 5/1/27 @ 100, 5.000%, 5/1/28	3,247,808
4,385,000	North Carolina State, Advance Refunding Revenue Bonds, Series B, Callable 5/1/27 @ 100, 5.000%, 5/1/30(a)	4,576,361
2,500,000	North Carolina State, Build North Carolina Bonds, Highway Improvements Revenue Bonds, Series A, Callable 5/1/29 @ 100, 5.000%, 5/1/31	2,680,800
5,000,000	North Carolina State, Highway Improvements Revenue Bonds, Series N, Callable 3/1/31 @ 100, 4.000%, 3/1/34	5,029,550
1,250,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), 5.000%, 1/1/26	1,273,387
1,500,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), 5.000%, 1/1/27	1,544,985
2,100,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue, Callable 1/1/27 @ 100 (AGM), 5.000%, 1/1/28	2,168,565
1,060,000	Pitt County, NC, Advance Refunding Revenue Bonds, Series B, Callable 10/1/26 @ 100, 5.000%, 4/1/30	1,094,598
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$2,000,000	Raleigh, NC, Refunding Notes G.O., Series A, Callable 4/1/33 @ 100, 5.000%, 4/1/35	$2,226,460
1,025,000	Raleigh, NC, Refunding Notes G.O., Series A, Callable 4/1/33 @ 100, 5.000%, 4/1/36	1,130,893
2,200,000	Raleigh, NC, Refunding Notes G.O., Series A, Callable 4/1/33 @ 100, 5.000%, 4/1/40	2,355,782
3,000,000	Raleigh, NC, Combined Enterprise System Revenue, Current Refunding Revenue Bonds, Callable 9/1/33 @ 100, 5.000%, 9/1/48	3,140,070
1,985,000	Sampson County, NC, Refunding Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26(a)	2,026,288
1,025,000	Surry County, NC, School Improvements, Revenue Bonds, Callable 6/1/29 @ 100, 4.000%, 6/1/35	1,011,962
720,000	Surry County, NC, School Improvements, Revenue Bonds, Callable 6/1/29 @ 100, 5.000%, 6/1/30	769,802
1,195,000	Town of Fuquay-Varina NC, Multi-Utility Improvements G.O., 5.000%, 8/1/31	1,322,017
1,425,000	Town of Fuquay-Varina NC, Multi-Utility Improvements G.O., Callable 8/1/33 @ 100, 5.000%, 8/1/37	1,553,806
1,080,000	Town of Garner NC, Public Improvements G.O., 5.000%, 2/1/31	1,190,624
1,080,000	Town of Garner NC, Public Improvements G.O., Callable 2/1/33 @ 100, 5.000%, 2/1/34	1,208,444
1,010,000	Town of Holly Springs, NC, Public Improvements Revenue, Callable 10/1/24 @ 100, 5.000%, 10/1/27	1,021,908
870,000	Town of Oak Island, NC, Combined Enterprise System, Advance Refunding Revenue (AGM), 5.000%, 6/1/25	884,668
1,030,000	Union County, NC, Public Improvements Bonds G.O., Callable 3/1/32 @ 100, 5.000%, 3/1/34	1,141,147
1,720,000	Union County, School Improvements G.O., Callable 9/1/33 @ 100, 5.000%, 9/1/42	1,828,601
1,500,000	University of North Carolina at Chapel Hill, Current Refunding Revenue Bonds, Series B, Callable 12/1/31 @ 100, 5.000%, 12/1/36	1,627,125
1,695,000	University of North Carolina at Greensboro, University & College Improvements Revenue, Callable 4/1/24 @ 100, 5.000%, 4/1/28	1,701,441

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)
September 30, 2023

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,000,000	University of North Carolina at Wilmington, Current Refunding Revenue Bonds, Series B, Callable 10/1/29 @ 100, 5.000%, 10/1/34	$1,063,480
410,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 10/30/23 @ 100 (Assured Guaranty), 5.250%, 10/1/24	410,242
1,985,000	Wake County, NC, Advance Refunding Revenue Bonds, Series A, Callable 12/1/26 @ 100, 5.000%, 12/1/28	2,062,653
1,585,000	Wake County, NC, Public Improvements, G.O., Series A, Callable 3/1/28 @ 100, 5.000%, 3/1/30	1,682,335
1,725,000	Wake County, NC, Refunding Revenue Bonds, Series A, Callable 8/1/28 @ 100, 5.000%, 8/1/32	1,831,812
325,000	Watauga Public Facilities Corp., School Improvements Revenue Bonds, Callable 6/1/32 @ 100, 5.000%, 6/1/35	353,334
400,000	Watauga Public Facilities Corp., School Improvements Revenue Bonds, Callable 6/1/32 @ 100, 5.000%, 6/1/36	431,048
375,000	Watauga Public Facilities Corp., School Improvements Revenue Bonds, Callable 6/1/32 @ 100, 5.000%, 6/1/37	400,189
375,000	Watauga Public Facilities Corp., School Improvements Revenue Bonds, Callable 6/1/32 @ 100, 5.000%, 6/1/38	396,503
350,000	Watauga Public Facilities Corp., School Improvements Revenue Bonds, Callable 6/1/32 @ 100, 5.250%, 6/1/40	375,057
650,000	Watauga Public Facilities Corp., School Improvements Revenue Bonds, Callable 6/1/32 @ 100, 5.250%, 6/1/42	691,145
2,060,000	Wilmington, NC, Public Improvements G.O., Series A, 5.000%, 5/1/31	2,277,289
1,000,000	Winston-Salem, NC, Transit Improvements, Refunding Revenue, Series C, Callable 6/1/24 @ 100, 5.000%, 6/1/30	1,007,490
1,875,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/25(a)	1,891,069
1,365,000	Winston-Salem, NC, Public Improvements G.O., Series B, Callable 6/1/33 @ 100, 5.000%, 6/1/35	1,519,928

	Total Municipal Bonds
	(Cost $134,924,381)	129,855,192
Shares		Fair Value

MONEY MARKET FUND — 2.2%
2,996,657	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(b)	$2,996,657

	Total Money Market Fund
	(Cost $2,996,657)	2,996,657

Total Investments — 99.0%
(Cost $137,921,038)		132,851,849
Net Other Assets (Liabilities) — 1.0%		1,385,084
NET ASSETS — 100.0%		$134,236,933

(a)	All or a portion of the securities are held in a separate collateral account at US Bank.
(b)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.
G.O.	General Obligation

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2023

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.8%

	South Carolina — 97.8%
$1,000,000	Aiken County, SC, Consolidated School District, School Improvements G.O., Series A, Callable 4/1/29 @ 100 (SCSDE), 4.000%, 4/1/34	$994,950
1,000,000	Aiken County, SC, Consolidated School District, Special Obligation Bonds, School Improvements Revenue, Callable 6/1/29 @ 100, 4.000%, 6/1/31	1,005,570
750,000	Aiken County, SC, Consolidated School District, Special Obligation Bonds, School Improvements Revenue, Callable 6/1/29 @ 100, 4.000%, 6/1/33	744,465
1,000,000	Beaufort-Jasper Water & Sewer Authority, Advance Refunding Revenue, Series B, 5.000%, 3/1/25	1,017,040
1,000,000	Charleston Public Facilities Corp., Charleston City Project Series, Parking Facilities Improvement Revenue, Callable 9/1/27 @ 100, 5.000%, 9/1/29	1,049,010
1,000,000	Charleston, SC, Waterworks & Sewer System Revenue, Water Utility Improvements Revenue Bonds, Callable 1/1/30 @ 100, 5.000%, 1/1/38	1,055,700
750,000	Charleston, SC, Waterworks & Sewer System Revenue, Water Utility Improvements Revenue Bonds, Callable 7/1/32 @ 100, 5.000%, 1/1/52(a)	775,883
1,000,000	College of Charleston, University & College Improvements Revenue, Series B, 5.000%, 4/1/27	1,040,180
1,000,000	Columbia, SC, Waterworks & Sewer System Revenue, Water & Sewer Utility Improvements Revenue, Callable 2/1/28 @ 100, 5.000%, 2/1/48	1,061,700
1,000,000	Columbia, SC, Waterworks & Sewer System Revenue, Water & Sewer Utility Improvements Revenue, Callable 2/1/33 @ 100, 5.250%, 2/1/52	1,052,120
780,000	Dorchester County, School District No. 4, School Improvements G.O., Series A, Callable 9/1/33 @ 100 (SCSDE), 5.000%, 3/1/43	815,942
1,100,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/33(a)	1,103,993
830,000	Florence, SC, Combined Waterworks & Sewerage System Revenue, Water Utility Improvements Revenue Bonds, Callable 9/1/33 @ 100, 5.000%, 9/1/37	895,537
1,000,000	Greenville Health System, Hospital System Board, Series B, Callable 5/1/24 @ 100, 5.000%, 5/1/31	987,660
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,000,000	Lancaster County, SC, School District, School Improvements G.O., Series A, Callable 3/1/27 @ 100 (SCSDE), 4.000%, 3/1/30	$1,002,020
1,000,000	Lancaster Educational Assistance Program, Inc., SC, Lancaster County School District Refunding Revenue, Callable 12/1/23 @ 100, 5.000%, 12/1/24	1,001,610
600,000	Lexington County, SC, School District No. 1, School Improvements G.O., Series B, Callable 2/1/29 @ 100 (SCSDE), 5.000%, 2/1/31	641,928
1,000,000	Lexington County, School District No. 2, G.O., Series C, Callable 3/1/27 @ 100 (SCSDE), 5.000%, 3/1/30	1,041,750
1,085,000	Lugoff-Elgin Water Authority, Refunding Revenue, Series B, Callable 7/1/26 @ 100, 5.000%, 7/1/30(a)	1,117,528
1,000,000	Orangeburg County, SC, Correctional Facilities Improvements, Installment Purchase Revenue Bonds, Callable 12/1/27 @ 100, 5.000%, 12/1/29	1,025,030
1,160,000	Richland County, SC, Public Facilities G.O., 5.000%, 3/1/30	1,264,307
1,000,000	Richland County, SC, School District No. 2, Refunding Bonds, G.O., Series B, Callable 3/1/27 @ 100 (SCSDE), 4.000%, 3/1/29	1,008,600
805,000	Richland County, SC, School District No. 2, School Improvements G.O., Series A, Callable 3/1/32 @ 100 (SCSDE), 5.000%, 3/1/36	872,274
1,000,000	SCAGO Educational Facilities Corp. for Cherokee School District No. 1, Refunding Revenue, 5.000%, 12/1/24	1,010,890
625,000	SCAGO Educational Facilities Corp. for Spartanburg School District No. 1, Refunding Revenue, Series B, 5.000%, 6/1/25	633,025
600,000	SCAGO Educational Facilities Corp. for Sumter County School 17, Refunding Revenue, 5.000%, 12/1/24	605,856
490,000	SCAGO Educational Facilities Corp. for Sumter County School 17, Refunding Revenue, 5.000%, 12/1/25	499,060
850,000	South Carolina Jobs-Economic
	Development Authority, AnMed Health Project, Advance Refunding Revenue Bonds, Callable 2/1/26 @ 100, 5.000%, 2/1/29	863,413

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,000,000	South Carolina Jobs-Economic Development Authority, Wofford College Project, University & College Improvements Revenue, Callable 4/1/29 @ 100, 5.000%, 4/1/44	$994,010
1,000,000	South Carolina Transportation Infrastructure Bank, Advance Refunding Revenue, Series A, Callable 10/1/27 @ 100 (AGM-CR), 5.000%, 10/1/38	1,020,930
1,000,000	Spartanburg, SC, Water System Revenue, Water Utility Improvements Refunding Revenue, Series B, Callable 6/1/27 @ 100, 5.000%, 6/1/39	1,017,340
1,000,000	Spartanburg County School District No 5, School Improvements G.O., Callable 3/1/32 @ 100 (SCSDE), 5.000%, 3/1/37	1,073,240
1,000,000	Spartanburg County School District No. 4, SC, School Improvements G.O., Series A, Callable 3/1/32 @ 100 (SCSDE), 5.000%, 3/1/40	1,053,810
750,000	State of South Carolina, University & College Improvements G.O., Series A, Callable 4/1/32 @ 100, 5.000%, 4/1/39	803,048
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,195,000	State of South Carolina, University & College Improvements, G.O., Series B, Callable 10/1/27 @ 100 (State Aid Withholding), 5.000%, 4/1/30	$1,252,850
1,150,000	Town of Mount Pleasant, SC, Public Facilities, G.O., Callable 6/1/28 @ 100, 5.000%, 6/1/30	1,219,172

	Total Municipal Bonds
	(Cost $36,085,468)	34,621,441

Shares
MONEY MARKET FUND — 1.2%
417,030	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(b)	417,030

	Total Money Market Fund
	(Cost $417,030)	417,030

Total Investments — 99.0%
(Cost $36,502,498)		35,038,471
Net Other Assets (Liabilities) — 1.0%		348,514
NET ASSETS — 100.0%		$35,386,985

(a)	All or a portion of the securities are held in a separate collateral account at US Bank.
(b)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.

G.O.	General Obligation

SCAGO	South Carolina Association of Governmental Organizations

SCSDE	South Carolina School District Enhancement

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2023

Principal Amount		Fair Value
MUNICIPAL BONDS — 98.7%

	Virginia — 98.7%
$1,240,000	Albemarle County, VA, Economic Development Authority, Public Improvements Revenue, 5.000%, 6/1/27	$1,302,397
1,365,000	Albemarle County, VA, School Improvements G.O., (State Aid Withholding), 5.000%, 6/1/26	1,413,362
1,475,000	Arlington County, VA, Public Improvements G.O., Callable 8/15/27 @ 100, 5.000%, 8/15/30	1,551,818
1,500,000	Arlington County, VA, Public Improvements G.O., Series A, Callable 8/15/27 @ 100, 5.000%, 8/15/29(a)	1,582,155
1,580,000	Arlington County, VA, School Improvements G.O., Callable 6/15/31 @ 100, 5.000%, 6/15/39	1,682,337
1,030,000	Charlottesville, VA, Public Improvements G.O., Callable 6/15/31 @ 100 (State Aid Withholding), 5.000%, 6/15/33	1,137,408
1,770,000	Chesapeake, VA, Public Improvements, Refunding G.O., Series A, Callable 8/1/27 @ 100, 5.000%, 8/1/30	1,866,536
1,085,000	Chesapeake Bay Bridge & Tunnel District, First Tier General Resolution, Highway Improvements, Revenue Bonds, Callable 7/1/26 @ 100 (AGM), 5.000%, 7/1/41	1,098,432
1,000,000	Chesterfield County, School Improvements G.O., Callable 1/1/33 @ 100 (State Aid Withholding), 5.000%, 1/1/39	1,076,830
1,000,000	Chesterfield County, School Improvements G.O., Callable 1/1/33 @ 100 (State Aid Withholding), 5.000%, 1/1/40	1,073,160
1,000,000	Chesterfield County, VA, School District, School Public Improvement, G.O., Series A, Callable 1/1/28 @ 100 (State Aid Withholding), 4.000%, 1/1/31	1,018,120
1,145,000	Culpeper County, VA, Economic Development Authority, VA Capital Projects, Refunding Revenue, Callable 6/1/24 @ 100, 4.000%, 6/1/26	1,143,512
1,145,000	Fairfax County, VA, School Improvements G.O., Current Refunding, Series A, Callable 4/1/30 @ 100 (State Aid Withholding), 5.000%, 10/1/30(a)	1,246,974
1,000,000	Fredericksburg Economic Development Authority, Mary Washington Healthcare Obligation Group, Refunding Revenue, Callable 6/15/24 @ 100, 5.000%, 6/15/26	1,002,140
1,545,000	Harrisonburg, VA, School Improvements G.O., Current Refunding, Series A (State Aid Withholding), 5.000%, 7/15/30	1,686,074
1,000,000	Leesburg, VA, Refunding G.O., Callable 1/15/25 @ 100 (State Aid Withholding), 5.000%, 1/15/27	1,013,250
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$1,000,000	Loudoun County, VA, Economic Development Authority, Public Improvements Revenue, Callable 12/1/24 @ 100, 5.000%, 12/1/27	$1,011,360
2,000,000	Loudoun County, VA, Miscellaneous Purposes Revenue G.O., Series A (State Aid Withholding), 5.000%, 12/1/29	2,173,600
1,250,000	Loudoun County, VA, Public Improvements, Advance Refunding G.O., Series A, Callable 12/1/25 @ 100, 5.000%, 12/1/26	1,285,450
1,320,000	Loudoun County Economic Development Authority, Loudoun County Public Improvements Projects, Revenue Bonds, Series A, Callable 12/1/31 @ 100, 5.000%, 12/1/36	1,428,016
1,810,000	Manassas, VA, Public Improvements, Public Facilities G.O., Callable 7/1/29 @ 100 (State Aid Withholding), 4.000%, 7/1/33	1,842,652
1,500,000	Newport News, VA, Public Improvements, G.O., Series A (State Aid Withholding), 5.000%, 2/1/29	1,613,895
600,000	Norfolk, Public Improvements G.O., Series A, Callable 9/1/32 @ 100 (State Aid Withholding), 5.000%, 9/1/36	655,494
1,025,000	Norfolk, VA, Public Improvements G.O., Series A, Callable 3/1/31 @ 100, 5.000%, 3/1/34	1,122,580
1,465,000	Norfolk, VA, Public Improvements, G.O., Callable 8/1/28 @ 100 (State Aid Withholding), 5.000%, 8/1/47	1,566,905
1,375,000	Rappahannock Regional Jail Authority, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/26	1,399,172
2,000,000	Richmond, VA, Public Improvements, Refunding G.O., Series A, Callable 3/1/24 @ 100 (State Aid Withholding), 5.000%, 3/1/28(a)	2,008,920
1,295,000	Richmond, VA, Public Utility Advance Refunding Revenue Bonds, Callable 1/15/26 @ 100, 5.000%, 1/15/27	1,326,637
1,265,000	Roanoke, VA, School Improvements G.O., Callable 4/1/32 @ 100 (State Aid Withholding), 5.000%, 4/1/34(a)	1,392,689
1,380,000	Salem, VA, School Improvements G.O., Current Refunding, 5.000%, 5/1/28	1,466,968
1,000,000	Spotsylvania County, School Improvements G.O., Callable 7/15/32 @ 100, 5.000%, 1/15/37	1,085,770
1,000,000	Spotsylvania County, School Improvements G.O., Callable 7/15/32 @ 100, 5.000%, 1/15/38	1,078,320

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$1,295,000	Virginia Beach, VA, Storm Water Utility Revenue, Public Improvements Revenue Bonds, Series A, Callable 11/15/30 @ 100, 5.000%, 11/15/31	$1,417,170
1,950,000	Virginia College Building Authority, 21st Century College Programs, University & College Improvements Revenue, Callable 2/1/27 @ 100, 5.000%, 2/1/31	2,009,397
1,630,000	Virginia College Building Authority, University & College Improvements Revenue Bonds, Callable 2/1/32 @ 100, 5.250%, 2/1/41	1,731,533
1,000,000	Virginia College Building Authority, University & College Improvements, Revenue Bonds, Series C (State Intercept), 5.000%, 9/1/29	1,073,190
1,215,000	Virginia Commonwealth Transportation Board, Federal Highway Transportation Grant, Callable 9/15/26 @ 100, 5.000%, 9/15/30	1,253,722
2,000,000	Virginia Commonwealth Transportation Board, Federal Transportation Grant, Anticipation Advance Refunding Revenue, Callable 9/15/27 @ 100, 5.000%, 9/15/31	2,091,040
1,500,000	Virginia Port Authority Commonwealth Port Fund, Airport & Marina Improvements Revenue Bonds, Series A, Callable 7/1/33 @ 100, 5.000%, 7/1/41	1,598,445
1,515,000	Virginia Public School Authority, Advance Refunding Revenue, Callable 8/1/25 @ 100 (State Intercept), 5.000%, 8/1/26	1,549,224
2,000,000	Virginia Public School Authority, School Improvements Revenue Bonds (State Aid Withholding), 5.000%, 1/15/30	2,177,820
1,035,000	Virginia Public School Authority, School Improvements Revenue Bonds (State Aid Withholding), 5.000%, 8/15/30	1,131,855
2,000,000	Virginia Public School Authority, School Improvements Revenue Bonds, Series A, Callable 8/1/33 @ 100 (State Aid Withholding), 5.000%, 8/1/40	2,137,200

	Total Municipal Bonds
	(Cost $63,972,932)	61,523,529
Shares		Fair Value
MONEY MARKET FUND — 0.8%

467,448	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(b)	$467,448

	Total Money Market Fund
	(Cost $467,448)	467,448

Total Investments — 99.5%
(Cost $64,440,380)		61,990,977
Net Other Assets (Liabilities) — 0.5%		281,784
NET ASSETS — 100.0%		$62,272,761

(a)	All or a portion of the securities are held in a separate collateral account at US Bank.
(b)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.

G.O.	Obligation

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments

September 30, 2023

Principal Amount		Fair Value
MUNICIPAL BONDS — 96.8%

	West Virginia — 96.8%
$2,000,000	Berkeley County, Board of Education, School Improvements G.O. (West Virginia Board Commission), 4.000%, 6/1/28	$2,020,020
1,750,000	Berkeley County, Board of Education, School Improvements G.O., Callable 6/1/33 @ 100 (West Virginia Board Commission), 4.000%, 6/1/36	1,718,097
1,500,000	Berkeley County, WV, Public Service Sewer District, Miscellaneous Purposes Revenue, Series C, Callable 10/30/23 @ 100 (BAM), 4.500%, 10/1/32	1,500,390
1,080,000	Braxton County, WV, Board of Education, Public School, Advance Refunding G.O., Callable 5/1/26 @ 100 (West Virginia Board Commission), 5.000%, 5/1/28(a)	1,107,378
1,000,000	Cabell County Board of Education, School Improvements G.O., (AGM West Virginia Board Commission), 3.000%, 6/1/29	951,250
530,000	Fairmont, WV, Water Revenue, Current Refunding Revenue, Series A (BAM), 3.000%, 7/1/24	523,264
1,000,000	Jefferson County, WV, Board of Education, School Improvements G.O., (West Virginia Board Commission), 3.000%, 6/1/29	948,530
1,760,000	Marshall University, WV, University & College Improvements Revenue Bonds, Series A (AGM), 5.000%, 5/1/30	1,879,134
2,000,000	Monongalia County, WV, Building Commission, Monongalia Health System Group Refunding Revenue, Callable 7/1/25 @ 100, 5.000%, 7/1/26	1,968,860
705,000	Morgantown Utility Board, WV, Combined Water Utility Improvements Revenue, Series B, Callable 6/1/28 @ 100, 5.000%, 12/1/34	735,801
575,000	Morgantown Utility Board, WV, Refunding Revenue Green Bonds, Series A (BAM), 4.000%, 12/1/29	576,708
1,140,000	Morgantown Utility Board, Inc., Water Utility Improvements Revenue Bonds, Series B, Callable 6/1/28 @ 100, 5.000%, 12/1/36	1,178,452
1,575,000	Ohio County, WV, Board of Education, School Improvements G.O., (West Virginia Board Commission), 3.000%, 6/1/28	1,500,345
2,010,000	Ohio County, WV, Board of Education, School Improvements G.O., (West Virginia Board Commission), 4.000%, 6/1/29	2,043,467
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	West Virginia — (continued)
$1,000,000	Ohio County, WV, Country Commission, Fort Henry Centre Financing District, Public Improvement, Tax Allocation, Callable 10/30/23 @ 100, 4.750%, 6/1/31	$956,720
695,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Series A, Callable 7/1/24 @ 100, 5.000%, 7/1/27	700,991
1,265,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Series A, Callable 7/1/24 @ 100, 5.000%, 7/1/28	1,275,816
1,375,000	State Of West Virginia, Fuel Sales Tax Revenue, Group 1 Highway Improvements, G.O., Series S, Callable 6/1/29 @ 100, 5.000%, 12/1/35	1,454,338
2,030,000	State of West Virginia, Fuel Sales Tax Revenue, Group 2 Highway Improvements, G.O., Series B, Callable 6/1/28 @ 100, 5.000%, 12/1/39	2,092,768
1,100,000	State of West Virginia, Fuel Sales Tax Revenue, Group 2 Highway Improvements, G.O., Series S, Callable 6/1/29 @ 100, 5.000%, 12/1/43	1,129,480
2,090,000	State of West Virginia, Highway Improvements G.O., Series A, Callable 6/1/31 @ 100, 5.000%, 6/1/38	2,198,304
1,640,000	State of West Virginia, Highway Improvements G.O., Series A, Callable 6/1/31 @ 100, 5.000%, 12/1/42	1,701,352
2,505,000	State of West Virginia, Highway Improvements G.O., Series A, Callable 6/1/31 @ 100, 5.000%, 6/1/45	2,579,398
1,000,000	State of West Virginia, Highway Improvements, State Road Bonds G.O., Series A, Callable 6/1/29 @ 100, 5.000%, 12/1/41	1,029,560
2,000,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Callable 10/30/23 @ 100, 5.000%, 6/1/25(a)	2,001,380
1,685,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Callable 10/30/23 @ 100, 5.000%, 6/1/26	1,686,196
1,145,000	West Virginia Economic Development Authority, Lottery Recreational Facilities Improvements Revenue, Series A, Callable 7/1/27 @ 100, 5.000%, 7/1/28	1,197,521

See accompanying Notes to the Financial Statements.

Sterling Capital West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	West Virginia — (continued)
$1,825,000	West Virginia Economic Development Authority, Lottery Recreational Facilities Improvements Revenue, Series A, Callable 7/1/28 @ 100, 5.000%, 7/1/35	$1,919,480
1,500,000	West Virginia Economic Development Authority, Provident Group - Marshall Prperties L.L.C., Current Refunding Revenue Bonds, Series A-1, Callable 7/1/33 @ 100 (AGM), 5.000%, 7/1/37	1,576,350
1,015,000	West Virginia Economic Development Authority, State Office Building 3, Public Improvements Revenue, Series D, Callable 6/1/25 @ 100, 5.000%, 6/1/26	1,031,240
1,000,000	West Virginia Higher Education Policy, Community & Technical College Capital, University & College Improvements Refunding Revenue, Callable 7/1/27 @ 100, 5.000%, 7/1/30	1,041,320
775,000	West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Refunding Revenue, Callable 1/1/29 @ 100, 5.000%, 1/1/31	770,404
2,170,000	West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Refunding Revenue, Callable 1/1/29 @ 100, 5.000%, 1/1/36	2,072,654
945,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center Inc., Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 9/1/24 @ 100, 5.000%, 9/1/25	947,296
1,970,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center Inc., Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 9/1/29 @ 100, 5.000%, 9/1/39	1,866,516
1,000,000	West Virginia Hospital Finance Authority, Health Care Facilities Revenue Bonds, Series A, Callable 6/1/33 @ 100, 5.000%, 6/1/41	1,011,950
1,385,000	West Virginia Hospital Finance Authority, United Health System Obligation, Health, Hospital, Nursing Home Improvements Refunding Revenue Bonds, 5.000%, 6/1/26	1,419,196
515,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, 5.000%, 1/1/24	516,102
630,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, Callable 1/1/24 @ 100, 5.000%, 1/1/26	631,058
Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	West Virginia — (continued)
$1,070,000	West Virginia Housing Development FundRevenue Bonds, Series A, 3.250%, 5/1/29	$997,400
905,000	West Virginia Housing Development FundRevenue Bonds, Series A, 3.300%, 11/1/29	836,700
2,980,000	West Virginia Parkways Authority, Highway Improvements, Senior Lien Revenue Bonds, Callable 6/1/31 @ 100, 5.000%, 6/1/47	3,028,306
2,065,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements, Callable 6/1/28 @ 100, 5.000%, 6/1/39(a)	2,122,366
1,540,000	West Virginia State School Building Authority, Lottery Revenue, School Improvements Revenue, Series A, Callable 7/1/28 @ 100, 5.000%, 7/1/29	1,626,871
1,050,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/26(a)	1,050,672
2,000,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/27	2,001,180
2,160,000	West Virginia University, University & College Improvements, University Projects Revenue Bonds, Series A, Callable 10/1/24 @ 100, 5.000%, 10/1/44	2,183,414
1,685,000	West Virginia University, University Projects, University & College Improvements Revenue, Series A, Callable 10/1/31 @ 100, 5.000%, 10/1/43	1,733,006
3,445,000	West Virginia University, University Projects, University & College Improvements Revenue, Series A, Callable 10/1/31 @ 100, 5.000%, 10/1/44	3,530,746
515,000	West Virginia Water Development Authority, Chesapeake Bay/Greenbrier River, Water Utility Improvements Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/25	518,966
1,025,000	West Virginia Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, 5.000%, 11/1/25	1,048,421
740,000	West Virginia Water Development Authority, West Virginia Infrastructure & Jobs, Current Refunding Revenue Bonds, Callable 10/1/26 @ 100, 5.000%, 10/1/30	758,922

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

September 30, 2023

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	West Virginia — (continued)
$1,100,000	West Virginia Water Development Authority, West Virginia Infrastructure & Jobs, Current Refunding Revenue Bonds, Callable 10/1/26 @ 100, 5.000%, 10/1/3	$1,127,500
1,255,000	Wood County, WV, Board of Education, Public School Improvements, G.O., (West Virginia Board Commission), 4.000%, 6/1/25	1,257,987

	Total Municipal Bonds
	(Cost $80,971,259)	77,281,543
Shares
MONEY MARKET FUND — 1.9%
1,476,871	Federated Treasury Obligations Fund, Institutional Shares, 5.21%(b)	1,476,871

	Total Money Market Fund
	(Cost $1,476,871)	1,476,871

Total Investments — 98.7%
(Cost $82,448,130)		78,758,414
Net Other Assets (Liabilities) — 1.3%		1,032,217
NET ASSETS — 100.0%		$79,790,631

(a)	All or a portion of the securities are held in a separate collateral account at US Bank.

(b)	Represents the current yield as of report date.

AGM	Assured Guaranty Municipal Corp.

BAM	Build America Mutual

G.O.	General Obligation

Continued

Sterling Capital Funds

Statement of Assets and Liabilities

September 30, 2023

	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Assets:
Investments at fair value (a)	$30,525,876	$45,653,475
Foreign currency, at value (cost $—, $—, $—, $—, $—, $266,415 and $—, respectively)	—	—
Dividends receivable	50,848	14,396
Receivable for capital shares issued	222	4,681
Prepaid and other expenses	20,644	10,903
Total Assets	30,597,590	45,683,455
Liabilities:
Cash overdraft	7,516	1,882
Distributions payable	—	—
Payable for investments purchased	—	94,109
Payable for capital shares redeemed	3,329	1,743
Accrued expenses and other payables:
Investment advisory fees	8,232	21,833
Administration fees	2,344	3,662
Compliance service fees	34	34
Distribution (12b-1) fees	6,223	4,092
Accounting out-of-pocket fees	1,332	975
Audit fees	2,393	3,753
Custodian fees	511	789
Transfer agent fees	2,208	4,363
Other fees and liabilities	663	2,148
Total Liabilities	34,785	139,383
Net Assets	$30,562,805	$45,544,072
Net Assets Consist of:
Capital	$43,980,838	$34,474,231
Total distributable earnings	(13,418,033)	11,069,841
Net Assets	$30,562,805	$45,544,072
Net Assets
Class A Shares	$28,453,684	$17,911,037
Class C Shares	279,680	378,686
Institutional Shares	1,499,459	26,899,878
Class R6 Shares	329,982	354,471
Total	$30,562,805	$45,544,072
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	1,231,694	1,237,381
Class C Shares	12,606	33,328
Institutional Shares	64,416	1,796,966
Class R6 Shares	14,121	23,623
Total	1,322,837	3,091,298
Net Asset Value
Class A Shares - redemption price per share	$23.10	$14.47
Class C Shares - offering price per share*	$22.19	$11.36
Institutional Shares	$23.28	$14.97
Class R6 Shares	$23.37	$15.01
Maximum Sales Charge - Class A Shares	5.75%	5.75%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$24.51	$15.36
(a) Investments at cost	$27,717,336	$37,281,697

*	Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital SMID Opportunities Fund
$90,582,852	$466,379,438	$1,879,662,600	$115,192,493	$4,465,578
—	—	—	265,459	—
158,290	124,508	3,338,713	954,353	1,408
162	132,925	1,356,263	—	—
12,230	24,760	49,391	4,399	7,272
90,753,534	466,661,631	1,884,406,967	116,416,704	4,474,258

6,744	8,739	37,743	11,681	30
—	—	2	—	—
410,769	1,683,996	—	—	—
325	258,872	1,654,588	—	—

45,431	256,990	876,073	38,849	856
3,340	35,204	146,034	4,659	358
31	—	52	51	41
1,227	76,940	143,633	96	715
3,181	5,832	23,894	11,007	479
10,096	38,236	165,056	8,801	556
1,699	7,832	34,244	17,717	105
8,582	48,650	233,708	6,423	1,030
8,001	18,539	52,893	1,221	242
499,426	2,439,830	3,367,920	100,505	4,412
$90,254,108	$464,221,801	$1,881,039,047	$116,316,199	$4,469,846

$81,656,153	$235,546,558	$1,164,705,096	$113,410,089	$3,200,869
8,597,955	228,675,243	716,333,951	2,906,110	1,268,977
$90,254,108	$464,221,801	$1,881,039,047	$116,316,199	$4,469,846

$5,694,924	$269,412,536	$418,724,980	$369,022	$2,608,516
28,284	22,619,047	64,849,136	23,320	166,817
5,804,079	135,284,200	1,296,237,147	679,099	1,694,513
78,726,821	36,906,018	101,227,784	115,244,758	–
$90,254,108	$464,221,801	$1,881,039,047	$116,316,199	$4,469,846

335,326	10,329,996	16,578,170	40,427	215,346
1,757	1,188,967	2,594,053	2,554	14,599
338,495	4,783,739	51,136,414	74,339	137,361
4,585,507	1,306,101	3,990,895	12,606,729	—
5,261,085	17,608,803	74,299,532	12,724,049	367,306

$16.98	$26.08	$25.26	$9.13	$12.11
$16.10	$19.02	$25.00	$9.13	$11.43
$17.15	$28.28	$25.35	$9.14	$12.34
$17.17	$28.26	$25.36	$9.14	$—
5.75%	5.75%	5.75%	5.75%	5.75%

$18.02	$27.67	$26.80	$9.68	$12.85
$82,506,637	$305,291,535	$1,313,083,474	$104,474,652	$3,988,764

Sterling Capital Funds

Statement of Assets and Liabilities

September 30, 2023

	Sterling Capital Mid Cap Relative Value Fund		Sterling Capital Real Estate Fund
Assets:
Investments at fair value (a)	$43,473,136		$64,236,122
Cash	—		—
Interest and dividends receivable	32,820		218,315
Receivable for investments sold	—		—
Receivable for capital shares issued	—		321
Prepaid and other expenses	10,932		12,750
Total Assets	43,516,888		64,467,508
Liabilities:
Cash overdraft	510		948
Distributions payable	—		—
Payable for investments purchased	—		—
Payable for capital shares redeemed	—		131,237
Accrued expenses and other payables:
Investment advisory fees	22,197		32,276
Administration fees	3,574		5,368
Compliance service fees	26		38
Distribution (12b-1) fees	100		215
Accounting out-of-pocket fees	1,036		1,241
Audit fees	3,593		5,813
Printing fees	1,439		3,467
Transfer agent fees	3,056		2,676
Other fees and liabilities	1,865		2,953
Total Liabilities	37,396		186,232
Net Assets	$43,479,492		$64,281,276
Net Assets Consist of:
Capital	$19,855,929		$39,933,882
Total distributable earnings	23,623,563		24,347,394
Net Assets	$43,479,492		$64,281,276
Net Assets
Class A Shares	$460,001		$543,138
Class C Shares	3,335		112,047
Institutional Shares	43,016,156		62,707,955
Class R6 Shares	–		918,136
Total	$43,479,492		$64,281,276
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	7,549		16,790
Class C Shares	57		3,501
Institutional Shares	700,255		1,933,072
Class R6 Shares	—		28,177
Total	707,861		1,981,540
Net Asset Value
Class A Shares - redemption price per share	$60.94		$32.35
Class C Shares - offering price per share*	$58.68	**	$32.00
Institutional Shares	$61.43		$32.44
Class R6 Shares	$—		$32.58
Maximum Sales Charge - Class A Shares	5.75%		5.75%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$64.65		$34.32
(a) Investments at cost	$23,796,042		$43,944,926

*	Redemption price per share varies by length of time shares are held.
**	Class C Shares of Sterling Capital Quality Income Fund net asset values are calculated using unrounded net assets $3,334.95, divided by unrounded shares of 56.831.

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Fund	Sterling Capital Ultra Short Bond Fund	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund
$268,075,946	$29,682,309	$104,855,005	$16,429,549	$1,003,250,932
—	—	23,801	—	—
343,312	196,999	760,662	77,137	7,160,624
3,097,910	—	120,183	—	—
43,761	—	80,871	—	960,656
20,278	21,356	16,056	6,664	77,538
271,581,207	29,900,664	105,856,578	16,513,350	1,011,449,750

12,203	8,808	—	2,489	39,023
—	2,944	85,718	806	769,827
—	579,409	1,597,728	—	—
78,731	7,745	155,636	454	1,556,400

166,039	—	10,853	1,424	177,051
21,541	2,351	7,608	1,329	59,479
—	42	75	42	—
910	1,231	879	640	12,174
4,334	13,603	16,499	6,268	43,970
27,051	2,199	9,612	1,278	78,489
28,571	1,221	5,337	1,013	60,158
44,946	2,105	11,094	1,157	120,814
16,457	972	4,417	603	16,356
400,783	622,630	1,905,456	17,503	2,933,741
$271,180,424	$29,278,034	$103,951,122	$16,495,847	$1,008,516,009

$20,063,664	$30,803,246	$118,334,752	$20,223,039	$1,236,112,008
251,116,760	(1,525,212)	(14,383,630)	(3,727,192)	(227,595,999)
$271,180,424	$29,278,034	$103,951,122	$16,495,847	$1,008,516,009
$2,656,219	$5,755,678	$3,227,849	$2,550,275	$46,771,870
458,388	–	280,248	122,416	2,902,754
261,706,170	23,522,356	87,220,906	13,823,156	695,207,024
6,359,647	–	13,222,119	–	263,634,361
$271,180,424	$29,278,034	$103,951,122	$16,495,847	$1,008,516,009

50,919	594,545	396,313	305,733	5,271,321
9,572	—	34,425	14,706	326,625
4,957,074	2,428,760	10,714,261	1,656,224	78,314,763
120,046	—	1,623,331	—	29,702,048
5,137,611	3,023,305	12,768,330	1,976,663	113,614,757

$52.17	$9.68	$8.14	$8.34	$8.87
$47.89	$—	$8.14	$8.32	$8.89
$52.79	$9.68	$8.14	$8.35	$8.88
$52.98	$—	$8.15	$—	$8.88
5.75%	0.00%	2.00%	2.00%	2.00%

$55.35	$9.68	$8.31	$8.51	$9.05
$89,071,633	$29,816,789	$107,088,145	$18,359,216	$1,131,462,068

Sterling Capital Funds

Statement of Assets and Liabilities

September 30, 2023

	Sterling Capital Long Duration Corporate Bond Fund	Sterling Capital Quality Income Fund
Assets:
Investments at fair value (a)	$30,759,283	$87,919,235
Interest and dividends receivable	431,587	290,456
Receivable for capital shares issued	—	14,012
Prepaid and other expenses	10,334	7,713
Total Assets	31,201,204	88,231,416
Liabilities:
Cash overdraft	1,337	4,768
Distributions payable	116	118,000
Payable for capital shares redeemed	40	7,859
Accrued expenses and other payables:
Investment advisory fees	—	22,700
Administration fees	263	7,180
Compliance service fees	36	30
Distribution (12b-1) fees	66	8
Accounting out-of-pocket fees	18,578	19,507
Audit fees	1,923	6,115
Other fees and liabilities	1,032	5,283
Total Liabilities	23,391	191,450
Net Assets	$31,177,813	$88,039,966
Net Assets Consist of:
Capital	$41,381,407	$101,858,838
Total distributable earnings	(10,203,594)	(13,818,872)
Net Assets	$31,177,813	$88,039,966
Net Assets
Class A Shares	$307,695	$31,724
Class C Shares	2,439	2,748
Institutional Shares	435,628	88,005,494
Class R6 Shares	30,432,051	–
Total	$31,177,813	$88,039,966
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	47,682	3,706
Class C Shares	379	321
Institutional Shares	67,588	10,270,487
Class R6 Shares	4,717,461	—
Total	4,833,110	10,274,514
Net Asset Value
Class A Shares - redemption price per share	$6.45	$8.56
Class C Shares - offering price per share*	$6.44	$8.56
Institutional Shares	$6.45	$8.57
Class R6 Shares	$6.45	$—
Maximum Sales Charge - Class A Shares	2.00%	2.00%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$6.58	$8.73
(a) Investments at cost	$38,973,806	$98,666,041

*	Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund	Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund
$132,851,849	$35,038,471	$61,990,977	$78,758,414
1,816,222	430,117	692,793	1,221,111
11,984	—	40,022	20,000
10,708	6,573	8,219	9,677
134,690,763	35,475,161	62,732,011	80,009,202

2,512	1,541	1,371	1,313
106,447	28,539	91,013	119,595
243,205	27,090	316,744	37,253
39,638	9,421	18,451	23,805
10,998	2,824	5,124	6,616
48	42	68	45
5,490	1,555	2,364	4,436
9,900	6,046	5,474	6,748
11,165	2,923	5,818	6,583
24,427	8,195	12,823	12,177
453,830	88,176	459,250	218,571
$134,236,933	$35,386,985	$62,272,761	$79,790,631

$145,084,011	$38,009,846	$66,639,865	$85,924,108
(10,847,078)	(2,622,861)	(4,367,104)	(6,133,477)
$134,236,933	$35,386,985	$62,272,761	$79,790,631

$22,320,440	$6,369,337	$11,272,374	$20,854,878
965,918	268,092	5,280	1,725
110,950,575	28,749,556	50,995,107	58,934,028
–	–	–	–
$134,236,933	$35,386,985	$62,272,761	$79,790,631

2,289,614	627,145	1,054,525	2,285,552
99,156	26,410	495	189
11,383,198	2,850,219	4,772,101	6,451,259
—	—	—	—
13,771,968	3,503,774	5,827,121	8,737,000

$9.75	$10.16	$10.69	$9.12
$9.74	$10.15	$10.67	$9.14
$9.75	$10.09	$10.69	$9.14
$—	$—	$—	$—
2.00%	2.00%	2.00%	2.00%

$9.95	$10.36	$10.91	$9.31
$137,921,038	$36,502,498	$64,440,380	$82,448,130

Sterling Capital Funds

Statements of Operations

September 30, 2023

	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Investment Income:
Dividend income	$839,250	$751,165
Foreign tax withholding	—	(61)
Total investment income	839,250	751,104
Expenses:
Investment advisory fees (See Note 4)	140,492	287,869
Administration fees (See Note 4)	30,075	46,212
Distribution fees - Class A Shares (See Note 4)	72,580	46,245
Distribution fees - Class C Shares (See Note 4)	2,784	5,138
Compliance service fees (See Note 4)	948	1,187
Trustee fees	6,012	9,493
Accounting and out-of-pocket fees	3,031	2,669
Audit fees	2,474	3,907
Custodian fees	1,425	2,358
Fund accounting fees (See Note 4)	2,342	3,598
Interest expense (See Note 8)	—	—
Legal fees	5,945	9,229
Printing fees	3,878	6,227
Registration fees	63,972	35,165
Transfer agent fees (See Note 4)	14,125	28,318
Other fees	6,840	8,329
Total expenses before waivers	356,923	495,944
Less expenses waived by the Investment Advisor (See Note 4)	(19,663)	(8,240)
Less expenses waived by the Administrator (See Note 4)	(238)	(352)
Net expenses	337,022	487,352
Net investment income (loss)	502,228	263,752
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	616,669	3,474,632
Foreign currency transactions	—	—
Change in unrealized appreciation/depreciation on:
Investments	3,500,559	2,593,820
Foreign currency transactions	—	—
Total realized and unrealized gain	4,117,228	6,068,452
Change in net assets from operations	$4,619,456	$6,332,204

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital SMID Opportunities Fund
$3,178,335	$4,020,627	$49,960,934	$5,700,193	$54,685
(5,882)	(69,346)	—	(558,229)	(807)
3,172,453	3,951,281	49,960,934	5,141,964	53,878

713,485	3,195,201	11,402,471	487,613	44,502
114,325	473,508	1,996,383	117,491	6,115
15,109	701,976	1,103,340	949	8,950
304	269,059	689,734	263	3,836
2,169	7,586	30,784	2,341	594
21,899	97,211	414,603	22,475	1,401
7,334	15,581	63,678	23,025	1,420
10,346	39,686	170,658	9,000	579
5,693	23,849	105,198	43,994	327
8,919	36,868	155,488	9,143	477
2,809	—	809	2,378	23
24,256	94,759	411,208	21,933	1,317
15,375	64,490	282,204	13,969	1,007
26,825	39,245	61,119	9,371	10,420
37,755	341,539	1,692,446	29,136	5,946
15,920	48,055	200,439	28,105	3,684
1,022,523	5,448,613	18,780,562	821,186	90,598
—	—	—	—	(27,565)
(58,376)	(34,251)	(105,937)	(60,431)	—
964,147	5,414,362	18,674,625	760,755	63,033
2,208,306	(1,463,081)	31,286,309	4,381,209	(9,155)

(21,401)	79,277,344	180,698,775	5,392,081	1,193,868
—	—	—	24,789	—

8,721,068	5,111,423	49,418,026	23,263,619	(407,042)
—	—	—	40,736	—
8,699,667	84,388,767	230,116,801	28,721,225	786,826
$10,907,973	$82,925,686	$261,403,110	$33,102,434	$777,671

Sterling Capital Funds

Statements of Operations

September 30, 2023

	Sterling Capital Mid Cap Relative Value Fund	Sterling Capital Real Estate Fund
Investment Income:
Interest income	$—	$—
Dividend income	812,984	2,170,940
Foreign tax withholding	(6,266)	—
Total investment income	806,718	2,170,940
Expenses:
Investment advisory fees (See Note 4)	273,994	426,840
Administration fees (See Note 4)	43,980	71,492
Distribution fees - Class A Shares (See Note 4)	1,050	1,658
Distribution fees - Class C Shares (See Note 4)	34	1,272
Compliance service fees (See Note 4)	1,150	1,586
Trustee fees	9,019	14,994
Accounting and out-of-pocket fees	2,745	3,369
Audit fees	3,726	6,037
Custodian fees	2,223	3,719
Fund accounting fees (See Note 4)	3,425	5,567
Interest expense (See Note 8)	—	—
Legal fees	8,777	14,553
Printing fees	5,796	11,532
Registration fees	17,839	27,900
Transfer agent fees (See Note 4)	17,911	45,301
Other fees	6,957	9,856
Total expenses before waivers	398,626	645,676
Less expenses waived by the Investment Advisor (See Note 4)	—	—
Less expenses waived by the Administrator (See Note 4)	—	(532)
Net expenses	398,626	645,144
Net investment income	408,092	1,525,796
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	3,980,908	4,123,735
Change in unrealized appreciation/depreciation on:
Investments	2,414,630	(4,241,006)
Total realized and unrealized gain (loss)	6,395,538	(117,271)
Change in net assets from operations	$6,803,630	$1,408,525

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Fund	Sterling Capital Ultra Short Bond Fund	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund
$—	$1,115,197	$4,735,382	$437,044	$37,794,886
4,913,981	41,250	60,199	10,670	427,086
—	—	—	—	—
4,913,981	1,156,447	4,795,581	447,714	38,221,972

2,385,090	61,151	256,403	54,142	2,588,359
306,008	29,471	123,505	16,304	997,604
6,400	18,596	8,658	6,962	121,651
3,704	—	3,330	1,332	31,869
5,078	942	2,349	748	15,454
67,923	6,030	24,228	3,285	204,554
11,330	22,411	26,087	12,472	79,213
28,147	2,291	9,948	1,322	81,666
15,227	1,496	6,448	858	50,917
23,851	2,293	9,615	1,269	77,651
4,347	912	—	—	2,812
64,458	5,868	23,316	3,092	180,565
49,571	3,656	15,715	2,073	131,584
34,650	24,735	36,437	11,815	65,303
305,600	9,713	68,923	6,104	683,338
33,714	4,276	13,338	3,725	86,352
3,345,098	193,841	628,300	125,503	5,398,892
(51,050)	(91,779)	(40,557)	(32,613)	(583,514)
(6,374)	—	(14,068)	—	(250,184)
3,287,674	102,062	573,675	92,890	4,565,194
1,626,307	1,054,385	4,221,906	354,824	33,656,778

88,086,506	(36,397)	(2,227,527)	(96,205)	(40,413,781)

(38,439,825)	525,824	3,049,062	(134,394)	15,775,118
49,646,681	489,427	821,535	(230,599)	(24,638,663)
$51,272,988	$1,543,812	$5,043,441	$124,225	$9,018,115

Sterling Capital Funds

Statements of Operations

September 30, 2023

	Sterling Capital Long Duration Corporate Bond Fund	Sterling Capital Quality Income Fund
Investment Income:
Interest income	$1,352,527	$2,784,554
Dividend income	10,149	82,110
Total investment income	1,362,676	2,866,664
Expenses:
Investment advisory fees (See Note 4)	70,749	293,618
Administration fees (See Note 4)	27,297	80,868
Distribution fees - Class A Shares (See Note 4)	1,043	81
Distribution fees - Class C Shares (See Note 4)	26	29
Compliance service fees (See Note 4)	906	1,706
Trustee fees	4,986	15,768
Accounting and out-of-pocket fees	34,689	41,356
Audit fees	1,967	6,300
Custodian fees	1,305	4,197
Fund accounting fees (See Note 4)	2,122	6,292
Interest expense (See Note 8)	—	—
Legal fees	4,826	15,626
Printing fees	3,006	9,715
Registration fees	22,891	16,791
Transfer agent fees (See Note 4)	6,343	20,951
Other fees	5,339	9,839
Total expenses before waivers	187,495	523,137
Less expenses waived by the Investment Advisor (See Note 4)	(59,078)	(33,556)
Less expenses waived by the Administrator (See Note 4)	(24,748)	—
Net expenses	103,669	489,581
Net investment income	1,259,007	2,377,083
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	(1,369,799)	(284,289)
Change in unrealized appreciation/depreciation on:
Investments	18,537	(1,950,595)
Total realized and unrealized (loss)	(1,351,262)	(2,234,884)
Change in net assets from operations	$(92,255)	$142,199

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund	Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund
$3,964,673	$994,063	$1,850,724	$2,491,602
126,505	44,656	57,489	78,491
4,091,178	1,038,719	1,908,213	2,570,093

505,207	130,267	252,785	298,688
139,065	35,855	69,550	82,222
59,126	17,622	32,106	55,008
10,930	3,276	147	119
2,610	1,034	1,581	1,751
28,689	7,612	15,015	16,580
18,212	8,330	10,956	13,019
11,576	3,075	6,015	6,808
7,155	1,767	3,752	4,256
10,826	2,792	5,417	6,401
—	—	23	5,029
24,731	6,877	14,463	16,135
18,183	4,847	9,418	10,551
23,552	13,388	16,488	25,533
55,867	14,132	25,136	25,467
14,992	5,327	9,010	9,734
930,721	256,201	471,862	577,301
—	(6,375)	—	—
—	—	—	—
930,721	249,826	471,862	577,301
3,160,457	788,893	1,436,351	1,992,792

(1,664,313)	(703,509)	(714,687)	(1,503,912)

751,162	460,221	581,974	657,730
(913,151)	(243,288)	(132,713)	(846,182)
$2,247,306	$545,605	$1,303,638	$1,146,610

Sterling Capital Funds

Statements of Changes in Net Assets

September 30, 2023

	Sterling Capital Behavioral Large Cap Value Equity Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Investment Activities:
Operations:
Net investment income (loss)	$502,228	$565,718
Net realized gain (loss)	616,669	2,611,731
Change in unrealized appreciation/depreciation	3,500,559	(6,173,918)
Change in net assets from operations	4,619,456	(2,996,469)
Distributions to Shareholders:
Income distribution:
Class A	(500,061)	(476,471)
Class C	(2,993)	(2,568)
Institutional Class	(30,123)	(39,354)
Class R6	(7,382)	(13)
Change in net assets from shareholder distributions	(540,559)	(518,406)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	(1,401,553)	(1,797,076)
Change in net assets	2,677,344	(5,311,951)
Net Assets:
Beginning of year	27,885,461	33,197,412
End of year	$30,562,805	$27,885,461

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund		Sterling Capital Behavioral Small Cap Value Equity Fund		Sterling Capital Special Opportunities Fund
For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
$263,752	$160,462	$2,208,306	$1,139,103	$(1,463,081)	$(2,384,356)
3,474,632	9,493,174	(21,401)	16,819,971	79,277,344	42,334,321
2,593,820	(19,290,537)	8,721,068	(24,041,910)	5,111,423	(156,233,127)
6,332,204	(9,636,901)	10,907,973	(6,082,836)	82,925,686	(116,283,162)

(3,067,418)	(1,874,485)	(62,185)	(699,909)	(21,815,525)	(43,211,898)
(101,527)	(83,961)	(89)	(3,471)	(3,031,376)	(7,853,006)
(4,879,982)	(4,044,300)	(131,693)	(1,366,695)	(10,387,547)	(24,533,645)
(79,347)	(24,626)	(1,655,217)	(8,845,595)	(3,204,690)	(5,075,978)
(8,128,274)	(6,027,372)	(1,849,184)	(10,915,670)	(38,439,138)	(80,674,527)

370,972	(13,905,347)	45,403,164	(53,178,549)	(74,760,160)	22,803,338
(1,425,098)	(29,569,620)	54,461,953	(70,177,055)	(30,273,612)	(174,154,351)

46,969,170	76,538,790	35,792,155	105,969,210	494,495,413	668,649,764
$45,544,072	$46,969,170	$90,254,108	$35,792,155	$464,221,801	$494,495,413

Sterling Capital Funds

Statements of Changes in Net Assets

September 30, 2023

	Sterling Capital Equity Income Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Investment Activities:
Operations:
Net investment income (loss)	$31,286,309	$34,041,516
Net realized gain (loss)	180,698,775	167,909,932
Change in unrealized appreciation/depreciation	49,418,026	(317,324,225)
Change in net assets from operations	261,403,110	(115,372,777)
Distributions to Shareholders:
Income distribution:
Class A	(35,207,532)	(14,200,798)
Class C	(4,998,216)	(1,831,748)
Institutional Class	(124,192,935)	(56,490,711)
Class R6	(9,084,244)	(2,396,776)
Change in net assets from shareholder distributions	(173,482,927)	(74,920,033)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	(221,342,653)	(30,597,835)
Change in net assets	(133,422,470)	(220,890,645)
Net Assets:
Beginning of year	2,014,461,517	2,235,352,162
End of year	$1,881,039,047	$2,014,461,517

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral International Equity Fund		Sterling Capital SMID Opportunities Fund		Sterling Capital Mid Cap Relative Value Fund
For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
$4,381,209	$3,737,570	$(9,155)	$(5,456)	$408,092	$440,187
5,416,870	(8,424,469)	1,193,868	868,503	3,980,908	7,317,042
23,304,355	(19,824,761)	(407,042)	(2,529,581)	2,414,630	(14,324,669)
33,102,434	(24,511,660)	777,671	(1,666,534)	6,803,630	(6,567,440)

(11,319)	(20,546)	(397,670)	(427,285)	(64,334)	(30,339)
(216)	(2,002)	(57,986)	(133,622)	(513)	(250)
(17,962)	(31,374)	(303,812)	(389,794)	(7,178,386)	(4,998,468)
(3,663,801)	(4,003,413)	–	–	–	–
(3,693,298)	(4,057,335)	(759,468)	(950,701)	(7,243,233)	(5,029,057)

(11,455,991)	39,989,968	(2,779,952)	(1,350,340)	(1,519,703)	(8,839,376)
17,953,145	11,420,973	(2,761,749)	(3,967,575)	(1,959,306)	(20,435,873)

98,363,054	86,942,081	7,231,595	11,199,170	45,438,798	65,874,671
$116,316,199	$98,363,054	$4,469,846	$7,231,595	$43,479,492	$45,438,798

Sterling Capital Funds

Statements of Changes in Net Assets

September 30, 2023

	Sterling Capital Real Estate Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Investment Activities:
Operations:
Net investment income	$1,525,796	$870,154
Net realized gain (loss)	4,123,735	5,415,357
Change in unrealized appreciation/depreciation	(4,241,006)	(23,147,437)
Change in net assets from operations	1,408,525	(16,861,926)
Distributions to Shareholders:
Income distribution:
Class A	(54,431)	(53,913)
Class C	(9,581)	(12,662)
Institutional Class	(6,079,027)	(7,579,099)
Class R6	(60,933)	(1,363)
Change in net assets from shareholder distributions	(6,203,972)	(7,647,037)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	(5,609,321)	2,203,071
Change in net assets	(10,404,768)	(22,305,892)
Net Assets:
Beginning of year	74,686,044	96,991,936
End of year	$64,281,276	$74,686,044

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Fund		Sterling Capital Ultra Short Bond Fund
For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
$1,626,307	$1,736,703	$1,054,385	$397,553
88,086,506	84,129,501	(36,397)	(128,185)
(38,439,825)	(139,878,030)	525,824	(613,903)
51,272,988	(54,011,826)	1,543,812	(344,535)

(561,313)	(718,382)	(262,277)	(94,279)
(82,031)	(95,212)	–	–
(76,098,395)	(104,869,046)	(875,649)	(423,309)
(1,534,096)	(981,746)	–	–
(78,275,835)	(106,664,386)	(1,137,926)	(517,588)

(58,556,692)	(4,107,586)	1,517,221	(11,494,089)
(85,559,539)	(164,783,798)	1,923,107	(12,356,212)

356,739,963	521,523,761	27,354,927	39,711,139
$271,180,424	$356,739,963	$29,278,034	$27,354,927

Sterling Capital Funds

Statements of Changes in Net Assets

September 30, 2023

	Sterling Capital Short Duration Bond Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Investment Activities:
Operations:
Net investment income	$4,221,906	$1,604,478
Net realized (loss)	(2,227,527)	(1,142,255)
Change in unrealized appreciation/depreciation	3,049,062	(6,544,910)
Change in net assets from operations	5,043,441	(6,082,687)
Distributions to Shareholders:
Income distribution:
Class A	(96,932)	(77,983)
Class C	(6,702)	(9,133)
Institutional Class	(3,325,550)	(2,495,380)
Class R6	(488,093)	(474,774)
Change in net assets from shareholder distributions	(3,917,277)	(3,057,270)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	(1,643,630)	(83,167,834)
Change in net assets	(517,466)	(92,307,791)
Net Assets:
Beginning of year	104,468,588	196,776,379
End of year	$103,951,122	$104,468,588

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund		Sterling Capital Total Return Bond Fund
For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
$354,824	$195,052	$33,656,778	$26,361,668
(96,205)	(161,313)	(40,413,781)	(48,317,061)
(134,394)	(2,125,140)	15,775,118	(183,707,125)
124,225	(2,091,401)	9,018,115	(205,662,518)

(68,040)	(64,077)	(1,498,338)	(1,679,055)
(2,275)	(1,493)	(73,772)	(106,188)
(377,519)	(355,581)	(24,379,270)	(32,571,476)
–	–	(8,620,123)	(10,158,386)
(447,834)	(421,151)	(34,571,503)	(44,515,105)

105,182	(557,502)	(29,410,288)	(240,397,279)
(218,427)	(3,070,054)	(54,963,676)	(490,574,902)

16,714,274	19,784,328	1,063,479,685	1,554,054,587
$16,495,847	$16,714,274	$1,008,516,009	$1,063,479,685

Sterling Capital Funds

Statements of Changes in Net Assets

September 30, 2023

	Sterling Capital Long Duration Corporate Bond Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Investment Activities:
Operations:
Net investment income	$1,259,007	$724,462
Net realized (loss)	(1,369,799)	(589,254)
Change in unrealized appreciation/depreciation.	18,537	(8,498,946)
Change in net assets from operations.	(92,255)	(8,363,738)
Distributions to Shareholders:
Income distribution:
Class A	(17,085)	(76,145)
Class C	(88)	(2,558)
Institutional Class	(16,776)	(624,683)
Class R6	(1,227,995)	(637,292)
Change in net assets from shareholder distributions.	(1,261,944)	(1,340,678)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	9,444,642	25,648,255
Change in net assets	8,090,443	15,943,839
Net Assets:
Beginning of year	23,087,370	7,143,531
End of year	$31,177,813	$23,087,370

See accompanying Notes to the Financial Statements.

Sterling Capital Quality Income Fund		Sterling Capital North Carolina Intermediate Tax-Free Fund
For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
$2,377,083	$1,279,771	$3,160,457	$2,909,921
(284,289)	(464,475)	(1,664,313)	(3,925,912)
(1,950,595)	(9,405,234)	751,162	(14,152,072)
142,199	(8,589,938)	2,247,306	(15,168,063)

(880)	(603)	(469,880)	(443,470)
(58)	(39)	(13,514)	(9,185)
(2,499,050)	(1,556,001)	(2,677,063)	(2,457,262)
–	–	–	–
(2,499,988)	(1,556,643)	(3,160,457)	(2,909,917)

12,111,363	25,681,610	(17,394,662)	(16,450,675)
9,753,574	15,535,029	(18,307,813)	(34,528,655)

78,286,392	62,751,363	152,544,746	187,073,401
$88,039,966	$78,286,392	$134,236,933	$152,544,746

Sterling Capital Funds

Statements of Changes in Net Assets

September 30, 2023

	Sterling Capital South Carolina Intermediate Tax-Free Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Investment Activities:
Operations:
Net investment income	$788,893	$1,176,317
Net realized (loss)	(703,509)	(439,370)
Change in unrealized appreciation/depreciation.	460,221	(6,014,907)
Change in net assets from operations.	545,605	(5,277,960)
Distributions to Shareholders:
Income distribution:
Class A	(135,550)	(147,210)
Class C	(3,836)	(4,027)
Institutional Class	(649,506)	(1,025,078)
Change in net assets from shareholder distributions.	(788,892)	(1,176,315)
Capital Transactions:
Change in net assets from capital transactions (See Note 5)	(6,079,786)	(35,097,479)
Change in net assets	(6,323,073)	(41,551,754)
Net Assets:
Beginning of year	41,710,058	83,261,812
End of year	$35,386,985	$41,710,058

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund		Sterling Capital West Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
$1,436,351	$1,301,206	$1,992,792	$1,593,986
(714,687)	(1,266,182)	(1,503,912)	(1,020,923)
581,974	(6,989,773)	657,730	(8,383,049)
1,303,638	(6,954,749)	1,146,610	(7,809,986)

(229,106)	(236,698)	(471,650)	(382,129)
(151)	(208)	(158)	(199)
(1,207,094)	(1,152,188)	(1,520,984)	(1,219,569)
(1,436,351)	(1,389,094)	(1,992,792)	(1,601,897)

(18,739,172)	7,068,723	(6,506,623)	1,544,062
(18,871,885)	(1,275,120)	(7,352,805)	(7,867,821)

81,144,646	82,419,766	87,143,436	95,011,257
$62,272,761	$81,144,646	$79,790,631	$87,143,436

Sterling Capital Funds

Financial Highlights, Class A Shares

September 30, 2023

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2023	$20.19	0.37	2.94	3.31	(0.40)	—	—	(0.40)
Year Ended September 30, 2022	$22.75	0.40	(2.60)	(2.20)	(0.36)	—	—	(0.36)
Year Ended September 30, 2021	$16.72	0.03	6.21	6.24	(0.04)	—	(0.17)	(0.21)
Year Ended September 30, 2020	$19.49	0.36	(2.07)	(1.71)	(0.48)	(0.58)	—	(1.06)
Year Ended September 30, 2019	$22.30	0.39	(1.07)	(0.68)	(0.38)	(1.75)	—	(2.13)
Sterling Capital Mid Value Fund
Year Ended September 30, 2023	$15.21	0.06	1.95	2.01	(0.03)	(2.72)	—	(2.75)
Year Ended September 30, 2022	$20.01	0.02	(3.18)	(3.16)	—	(1.64)	—	(1.64)
Year Ended September 30, 2021	$13.99	(0.02)	6.07	6.05	(0.03)	—	—	(0.03)
Year Ended September 30, 2020	$16.10	0.02	(0.80)	(0.78)	(0.20)	(1.13)	—	(1.33)
Year Ended September 30, 2019	$19.08	0.05	(0.77)	(0.72)	—	(2.26)	—	(2.26)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2023	$15.12	0.26	1.78	2.04	(0.18)	—	—	(0.18)
Year Ended September 30, 2022	$19.37	0.17	(2.45)	(2.28)	(0.15)	(1.82)	—	(1.97)
Year Ended September 30, 2021	$11.83	0.11	7.53	7.64	(0.10)	—	—	(0.10)
Year Ended September 30, 2020	$14.54	0.10	(2.67)	(2.57)	(0.14)	—	—	(0.14)
Year Ended September 30, 2019	$18.65	0.17	(2.07)	(1.90)	(0.23)	(1.98)	—	(2.21)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2023	$23.95	(0.09)	4.21	4.12	—	(1.99)	—	(1.99)
Year Ended September 30, 2022	$33.44	(0.13)	(5.25)	(5.38)	—	(4.11)	—	(4.11)
Year Ended September 30, 2021	$24.67	(0.11)	9.21	9.10	—	(0.33)	—	(0.33)
Year Ended September 30, 2020	$24.63	(0.01)	1.38	1.37	—	(1.33)	—	(1.33)
Year Ended September 30, 2019	$26.37	0.02	0.10	0.12	—	(1.86)	—	(1.86)
Sterling Capital Equity Income Fund
Year Ended September 30, 2023	$24.27	0.35	2.73	3.08	(0.35)	(1.74)	—	(2.09)
Year Ended September 30, 2022	$26.57	0.35	(1.82)	(1.47)	(0.35)	(0.48)	—	(0.83)
Year Ended September 30, 2021	$20.04	0.29	6.53	6.82	(0.29)	—	—	(0.29)
Year Ended September 30, 2020	$21.27	0.36	(0.39)	(0.03)	(0.36)	(0.84)	—	(1.20)
Year Ended September 30, 2019	$21.55	0.39	1.23	1.62	(0.38)	(1.52)	—	(1.90)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**
$23.10	16.42%	$28,454	1.09%	1.60%	1.15%	110.98%
$20.19	(9.84)%	$25,985	1.00%	1.68%	1.03%	125.15%
$22.75	37.59%	$30,870	0.88%	0.16%	1.02%	122.64%
$16.72	(9.15)%	$24,497	0.89%	2.00%	0.96%	167.34%
$19.49	(2.34)%	$28,548	0.89%	2.04%	0.89%	142.59%

$14.47	13.45%	$17,911	1.16%	0.40%	1.18%	19.99%
$15.21	(17.48)%	$17,191	1.14%	0.10%	1.14%	29.05%
$20.01	43.32%	$23,421	1.12%	(0.08)%	1.15%	34.00%
$13.99	(5.76)%	$18,851	1.13%	0.13%	1.26%	28.77%
$16.10	(2.80)%	$23,013	1.18%	0.29%	1.18%	26.62%

$16.98	13.50%	$5,695	1.11%	1.54%	1.11%	154.69%
$15.12	(13.50)%	$5,644	1.11%	0.90%	1.11%	70.82%
$19.37	64.73%	$7,212	1.06%	0.66%	1.06%	110.07%
$11.83	(17.84)%	$4,948	1.06%	0.81%	1.08%	119.76%
$14.54	(9.57)%	$6,599	1.05%	1.17%	1.05%	124.82%

$26.08	17.96%	$269,413	1.16%	(0.36)%	1.16%	31.19%
$23.95	(18.91)%	$267,480	1.13%	(0.44)%	1.13%	28.06%
$33.44	37.18%	$355,673	1.11%	(0.36)%	1.12%	27.20%
$24.67	5.55%	$276,975	1.11%	(0.04)%	1.11%	17.50%
$24.63	1.21%	$322,003	1.11%	0.06%	1.11%	17.31%

$25.26	12.55%	$418,725	1.07%	1.34%	1.07%	39.43%
$24.27	(5.85)%	$411,766	1.04%	1.29%	1.04%	31.23%
$26.57	34.11%	$460,034	1.03%	1.15%	1.04%	13.00%
$20.04	(0.10)%	$320,255	1.03%	1.79%	1.03%	33.60%
$21.27	8.48%	$338,293	1.02%	1.92%	1.02%	23.20%

Sterling Capital Funds

Financial Highlights, Class A Shares

September 30, 2023

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2023	$7.09	0.29	1.99	2.28	(0.24)	—	—	(0.24)
Year Ended September 30, 2022	$9.80	0.36	(2.64)	(2.28)	(0.43)	—	—	(0.43)
Year Ended September 30, 2021	$8.14	0.26	1.62	1.88	(0.22)	—	—	(0.22)
Year Ended September 30, 2020	$9.48	0.24	(1.30)	(1.06)	(0.28)	—	—	(0.28)
Year Ended September 30, 2019	$11.17	0.31	(1.31)	(1.00)	(0.29)	(0.40)	—	(0.69)
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2023	$12.08	(0.02)	1.38	1.36	—	(1.33)	—	(1.33)
Year Ended September 30, 2022	$16.08	(0.01)	(2.59)	(2.60)	—	(1.40)	—	(1.40)
Year Ended September 30, 2021	$12.45	(0.06)	3.69	3.63	—	—	—	—
Year Ended September 30, 2020	$13.24	(0.03)	(0.13)	(0.16)	—	(0.63)	—	(0.63)
Year Ended September 30, 2019	$12.44	(0.02)	0.82	0.80	—	—	—	—
Sterling Capital Mid Cap Relative Value Fund
Year Ended September 30, 2023	$62.45	0.40	8.65	9.05	(0.39)	(10.17)	—	(10.56)
Year Ended September 30, 2022	$78.45	0.39	(10.09)	(9.70)	(0.33)	(5.97)	—	(6.30)
Year Ended September 30, 2021	$58.67	0.28	19.97	20.25	(0.24)	(0.23)	—	(0.47)
Year Ended September 30, 2020	$64.04	0.25	(3.65)	(3.40)	(0.46)	(1.51)	—	(1.97)
Year Ended September 30, 2019	$68.74	0.30	0.17	0.47	(0.15)	(5.02)	—	(5.17)
Sterling Capital Real Estate Fund
Year Ended September 30, 2023	$34.86	0.64	(0.25)	0.39	(0.67)	(2.23)	—	(2.90)
Year Ended September 30, 2022	$46.09	0.27	(7.99)	(7.72)	(0.52)	(2.99)	—	(3.51)
Year Ended September 30, 2021	$36.61	0.35	10.46	10.81	(0.51)	(0.82)	—	(1.33)
Year Ended September 30, 2020	$42.28	0.25	(3.72)	(3.47)	(0.68)	(1.52)	—	(2.20)
Year Ended September 30, 2019	$37.57	0.75	5.98	6.73	(0.78)	(1.24)	—	(2.02)
Sterling Capital Small Cap Value Fund
Year Ended September 30, 2023	$57.67	0.16	8.11	8.27	(0.09)	(13.68)	—	(13.77)
Year Ended September 30, 2022	$83.01	0.09	(8.16)	(8.07)	—	(17.27)	—	(17.27)
Year Ended September 30, 2021	$63.67	(0.01)	30.82	30.81	(0.25)	(11.22)	—	(11.47)
Year Ended September 30, 2020	$78.00	0.25	(9.36)	(9.11)	(0.29)	(4.93)	—	(5.22)
Year Ended September 30, 2019	$88.73	0.32	(5.00)	(4.68)	(0.15)	(5.90)	—	(6.05)
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2023	$9.55	0.31	0.16	0.47	(0.34)	—	—	(0.34)
Year Ended September 30, 2022	$9.78	0.08	(0.19)	(0.11)	(0.12)	—	—	(0.12)
Year Ended September 30, 2021	$9.82	0.08	(0.02)	0.06	(0.10)	—	—	(0.10)
Year Ended September 30, 2020	$9.78	0.17	0.04	0.21	(0.17)	—	—	(0.17)
Year Ended September 30, 2019	$9.75	0.23	0.03	0.26	(0.23)	—	—	(0.23)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**
$9.13	32.53%	$369	0.92%	3.26%	0.92%	86.05%
$7.09	(24.40)%	$308	0.91%	3.99%	0.92%	103.20%
$9.80	23.46%	$490	0.92%	2.73%	0.98%	158.16%
$8.14	(11.76)%	$426	0.88%	2.81%	1.08%	164.02%
$9.48	(8.72)%	$537	0.94%	3.16%	1.14%	97.74%

$12.11	11.49%	$2,608	1.04%	(0.19)%	1.47%	72.61%
$12.08	(18.16)%	$3,688	1.04%	(0.06)%	1.38%	23.35%
$16.08	29.16%	$5,095	1.04%	(0.42)%	1.31%	33.93%
$12.45	(1.54)%	$4,425	1.04%	(0.22)%	1.34%	60.03%
$13.24	6.43%	$3,097	1.04%	(0.18)%	1.45%	45.11%

$60.94	14.75%	$460	1.12%	0.65%	1.12%	4.89%
$62.45	(13.89)%	$380	1.10%	0.53%	1.10%	7.94%
$78.45	34.65%	$369	1.10%	0.38%	1.11%	8.23%
$58.67	(5.63)%	$145	1.16%	0.42%	1.19%	9.21%
$64.04	1.72%	$126	1.20%	0.50%	1.20%	6.75%

$32.35	0.70%	$543	1.12%	1.81%	1.12%	6.06%
$34.86	(18.60)%	$670	1.07%	0.60%	1.07%	12.58%
$46.09	30.08%	$719	1.05%	0.82%	1.05%	12.68%
$36.61	(8.33)%	$537	1.08%	0.67%	1.08%	19.58%
$42.28	18.76%	$800	1.07%	1.92%	1.07%	14.56%

$52.17	15.05%	$2,656	1.28%	0.29%	1.30%	0.77%
$57.67	(14.14)%	$2,464	1.25%	0.13%	1.25%	5.26%
$83.01	52.43%	$3,468	1.23%	(0.01)%	1.26%	6.15%
$63.67	(12.81)%	$2,048	1.25%	0.37%	1.33%	8.33%
$78.00	(4.79)%	$2,775	1.28%	0.42%	1.33%	8.60%

$9.68	4.97%	$5,756	0.52%	3.26%	0.82%	45.10%
$9.55	(1.07)%	$7,090	0.52%	0.87%	0.75%	50.11%
$9.78	0.51%	$7,219	0.53%	0.82%	0.75%	48.71%
$9.82	2.20%	$2,675	0.63%	1.73%	0.81%	43.45%
$9.78	2.70%	$2,219	0.68%	2.39%	0.79%	103.69%

Sterling Capital Funds

Financial Highlights, Class A Shares

September 30, 2023

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2023	$8.08	0.25	0.04	0.29	(0.23)	—	—	(0.23)
Year Ended September 30, 2022	$8.68	0.08	(0.51)	(0.43)	(0.17)	—	—	(0.17)
Year Ended September 30, 2021	$8.78	0.10	(0.02)	0.08	(0.18)	—	—	(0.18)
Year Ended September 30, 2020	$8.65	0.17	0.16	0.33	(0.20)	—	—	(0.20)
Year Ended September 30, 2019	$8.52	0.21	0.15	0.36	(0.23)	—	—	(0.23)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2023	$8.51	0.16	(0.12)	0.04	(0.21)	—	—	(0.21)
Year Ended September 30, 2022	$9.78	0.08	(1.15)	(1.07)	(0.20)	—	—	(0.20)
Year Ended September 30, 2021	$10.13	0.06	(0.18)	(0.12)	(0.23)	—	—	(0.23)
Year Ended September 30, 2020	$9.92	0.17	0.29	0.46	(0.25)	—	—	(0.25)
Year Ended September 30, 2019	$9.48	0.21	0.47	0.68	(0.24)	—	—	(0.24)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2023	$9.11	0.28	(0.24)	0.04	(0.28)	—	—	(0.28)
Year Ended September 30, 2022	$11.04	0.18	(1.80)	(1.62)	(0.22)	(0.09)	—	(0.31)
Year Ended September 30, 2021	$11.38	0.17	(0.12)	0.05	(0.24)	(0.15)	—	(0.39)
Year Ended September 30, 2020	$10.88	0.24	0.55	0.79	(0.29)	— (b)	—	(0.29)
Year Ended September 30, 2019	$10.20	0.30	0.69	0.99	(0.31)	—	—	(0.31)
Sterling Capital Long Duration Corporate Bond Fund
Year Ended September 30, 2023	$6.63	0.28	(0.17)	0.11	(0.29)	—	—	(0.29)
Year Ended September 30, 2022	$10.51	0.25	(2.85)	(2.60)	(0.25)	(1.03)	—	(1.28)
Year Ended September 30, 2021	$10.78	0.25	0.03	0.28	(0.25)	(0.30)	—	(0.55)
Year Ended September 30, 2020	$10.38	0.27	0.40	0.67	(0.27)	—	—	(0.27)
Year Ended September 30, 2019	$9.81	0.30	0.57	0.87	(0.30)	—	—	(0.30)
Sterling Capital Quality Income Fund
Year Ended September 30, 2023	$8.78	0.23	(0.21)	0.02	(0.24)	—	—	(0.24)
Year Ended September 30, 2022	$10.04	0.14	(1.23)	(1.09)	(0.17)	—	—	(0.17)
Year Ended September 30, 2021.	$10.25	0.13	(0.15)	(0.02)	(0.19)	—	—	(0.19)
Year Ended September 30, 2020	$10.09	0.21	0.20	0.41	(0.25)	—	—	(0.25)
Year Ended September 30, 2019	$9.60	0.28	0.49	0.77	(0.28)	—	—	(0.28)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**
$8.14	3.62%	$3,228	0.70%	3.02%	0.73%	98.01%
$8.08	(5.02)%	$3,665	0.73%	0.94%	0.73%	76.98%
$8.68	0.94%	$4,419	0.68%	1.15%	0.71%	39.26%
$8.78	3.86%	$4,260	0.67%	1.93%	0.77%	64.69%
$8.65	4.29%	$3,197	0.68%	2.44%	0.78%	78.58%

$8.34	0.43%	$2,550	0.75%	1.89%	0.94%	7.91%
$8.51	(11.12)%	$2,879	0.73%	0.87%	0.92%	14.18%
$9.78	(1.23)%	$3,388	0.68%	0.64%	0.86%	71.31%
$10.13	4.66%	$3,930	0.79%	1.68%	0.95%	47.36%
$9.92	7.27%	$3,531	0.81%	2.12%	0.91%	40.13%

$8.87	0.41%	$46,772	0.70%	2.99%	0.76%	47.80%
$9.11	(14.94)%	$47,701	0.70%	1.75%	0.74%	47.98%
$11.04	0.44%	$60,694	0.70%	1.52%	0.75%	48.80%
$11.38	7.33%	$57,202	0.70%	2.20%	0.82%	59.59%
$10.88	9.90%	$55,513	0.70%	2.87%	0.83%	79.40%

$6.45	1.38%	$308	0.70%	4.09%	0.89%	26.27%
$6.63	(27.78)%	$436	0.85%	2.94%	1.04%	161.62%
$10.51	2.67%	$632	0.97%	2.40%	1.16%	47.29%
$10.78	6.56%	$490	0.92%	2.57%	0.94%	52.28%
$10.38	9.01%	$498	0.93%	2.98%	0.95%	82.23%

$8.56	0.18%	$32	0.83%	2.57%	0.88%	9.85%
$8.78	(10.93)%	$32	0.82%	1.44%	0.86%	35.18%
$10.04	(0.23)%	$29	0.82%	1.29%	0.86%	73.60%
$10.25	4.07%	$25	0.84%	2.06%	0.88%	35.96%
$10.09	8.13%	$20	0.85%	2.90%	0.89%	17.58%

Sterling Capital Funds

Financial Highlights, Class A Shares

September 30, 2023

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2023	$9.84	0.20	(0.09)	0.11	(0.20)	—	—	(0.20)
Year Ended September 30, 2022	$10.97	0.16	(1.13)	(0.97)	(0.16)	—	—	(0.16)
Year Ended September 30, 2021	$11.12	0.15	(0.15)	—	(0.15)	—	—	(0.15)
Year Ended September 30, 2020	$10.91	0.18	0.21	0.39	(0.18)	—	—	(0.18)
Year Ended September 30, 2019	$10.43	0.23	0.48	0.71	(0.23)	—	—	(0.23)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2023	$10.24	0.20	(0.08)	0.12	(0.20)	—	—	(0.20)
Year Ended September 30, 2022	$11.40	0.18	(1.16)	(0.98)	(0.18)	—	—	(0.18)
Year Ended September 30, 2021	$11.47	0.17	(0.07)	0.10	(0.17)	—	—	(0.17)
Year Ended September 30, 2020	$11.27	0.20	0.20	0.40	(0.20)	—	—	(0.20)
Year Ended September 30, 2019	$10.77	0.21	0.50	0.71	(0.21)	—	—	(0.21)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2023	$10.77	0.20	(0.08)	0.12	(0.20)	—	—	(0.20)
Year Ended September 30, 2022	$11.98	0.16	(1.20)	(1.04)	(0.16)	(0.01)	—	(0.17)
Year Ended September 30, 2021	$12.23	0.16	(0.22)	(0.06)	(0.16)	(0.03)	—	(0.19)
Year Ended September 30, 2020	$11.98	0.20	0.25	0.45	(0.20)	—	—	(0.20)
Year Ended September 30, 2019	$11.40	0.23	0.58	0.81	(0.23)	—	—	(0.23)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2023	$9.22	0.20	(0.10)	0.10	(0.20)	—	—	(0.20)
Year Ended September 30, 2022	$10.20	0.15	(0.98)	(0.83)	(0.15)	— (b)	—	(0.15)
Year Ended September 30, 2021	$10.29	0.16	(0.08)	0.08	(0.16)	(0.01)	—	(0.17)
Year Ended September 30, 2020	$10.12	0.19	0.18	0.37	(0.19)	(0.01)	—	(0.20)
Year Ended September 30, 2019	$9.72	0.22	0.42	0.64	(0.22)	(0.02)	—	(0.24)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**
$9.75	1.08%	$22,320	0.85%	1.99%	0.85%	38.07%
$9.84	(8.92)%	$24,664	0.82%	1.52%	0.82%	50.21%
$10.97	(0.01)%	$31,234	0.80%	1.34%	0.80%	7.97%
$11.12	3.64%	$33,648	0.79%	1.68%	0.79%	17.06%
$10.91	6.84%	$38,587	0.80%	2.12%	0.80%	33.12%
$10.16	1.15%	$6,369	0.87%	1.92%	0.88%	32.34%
$10.24	(8.66)%	$7,056	0.85%	1.64%	0.85%	9.94%
$11.40	0.86%	$11,204	0.81%	1.44%	0.81%	20.23%
$11.47	3.58%	$11,926	0.81%	1.76%	0.81%	4.84%
$11.27	6.62%	$12,478	0.81%	1.88%	0.81%	23.84%
$10.69	1.05%	$11,272	0.86%	1.78%	0.86%	17.86%
$10.77	(8.72)%	$14,162	0.83%	1.40%	0.83%	37.23%
$11.98	(0.52)%	$17,292	0.81%	1.31%	0.81%	8.98%
$12.23	3.80%	$17,446	0.81%	1.67%	0.81%	15.44%
$11.98	7.13%	$17,795	0.81%	1.94%	0.81%	24.57%
$9.12	1.07%	$20,855	0.86%	2.14%	0.86%	37.11%
$9.22	(8.18)%	$23,829	0.82%	1.54%	0.82%	18.08%
$10.20	0.72%	$27,208	0.81%	1.53%	0.81%	8.56%
$10.29	3.66%	$27,866	0.81%	1.84%	0.81%	3.28%
$10.12	6.59%	$22,389	0.81%	2.18%	0.81%	33.73%

Sterling Capital Funds

Financial Highlights, Class C Shares

September 30, 2023

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2023	$19.41	0.19	2.83	3.02	(0.24)	—	—	(0.24)
Year Ended September 30, 2022	$21.88	0.21	(2.49)	(2.28)	(0.19)	—	—	(0.19)
Year Ended September 30, 2021	$16.17	(0.04)	5.92	5.88	(0.03)	—	(0.14)	(0.17)
Year Ended September 30, 2020	$18.88	0.21	(1.99)	(1.78)	(0.35)	(0.58)	—	(0.93)
Year Ended September 30, 2019	$21.67	0.24	(1.04)	(0.80)	(0.24)	(1.75)	—	(1.99)
Sterling Capital Mid Value Fund
Year Ended September 30, 2023	$12.52	(0.04)	1.60	1.56	—	(2.72)	—	(2.72)
Year Ended September 30, 2022	$16.86	(0.11)	(2.59)	(2.70)	—	(1.64)	—	(1.64)
Year Ended September 30, 2021	$11.85	(0.13)	5.14	5.01	—	—	—	—
Year Ended September 30, 2020	$13.83	(0.07)	(0.68)	(0.75)	(0.10)	(1.13)	—	(1.23)
Year Ended September 30, 2019	$16.86	(0.07)	(0.70)	(0.77)	—	(2.26)	—	(2.26)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2023	$14.33	0.13	1.69	1.82	(0.05)	—	—	(0.05)
Year Ended September 30, 2022	$18.46	0.03	(2.34)	(2.31)	—	(1.82)	—	(1.82)
Year Ended September 30, 2021	$11.28	0.01	7.17	7.18	—	—	—	—
Year Ended September 30, 2020	$13.94	0.01	(2.56)	(2.55)	(0.11)	—	—	(0.11)
Year Ended September 30, 2019	$17.89	0.06	(1.98)	(1.92)	(0.05)	(1.98)	—	(2.03)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2023	$18.09	(0.21)	3.13	2.92	—	(1.99)	—	(1.99)
Year Ended September 30, 2022	$26.39	(0.27)	(3.92)	(4.19)	—	(4.11)	—	(4.11)
Year Ended September 30, 2021	$19.67	(0.27)	7.32	7.05	—	(0.33)	—	(0.33)
Year Ended September 30, 2020	$20.04	(0.15)	1.11	0.96	—	(1.33)	—	(1.33)
Year Ended September 30, 2019	$21.98	(0.14)	0.06	(0.08)	—	(1.86)	—	(1.86)
Sterling Capital Equity Income Fund
Year Ended September 30, 2023	$24.04	0.15	2.70	2.85	(0.15)	(1.74)	—	(1.89)
Year Ended September 30, 2022	$26.32	0.15	(1.81)	(1.66)	(0.14)	(0.48)	—	(0.62)
Year Ended September 30, 2021	$19.83	0.10	6.47	6.57	(0.08)	—	—	(0.08)
Year Ended September 30, 2020	$21.05	0.21	(0.38)	(0.17)	(0.21)	(0.84)	—	(1.05)
Year Ended September 30, 2019	$21.34	0.24	1.21	1.45	(0.22)	(1.52)	—	(1.74)
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2023	$7.01	0.19	2.01	2.20	(0.08)	—	—	(0.08)
Year Ended September 30, 2022	$9.69	0.29	(2.61)	(2.32)	(0.36)	—	—	(0.36)
Year Ended September 30, 2021	$8.06	0.19	1.60	1.79	(0.16)	—	—	(0.16)
Year Ended September 30, 2020	$9.37	0.18	(1.31)	(1.13)	(0.18)	—	—	(0.18)
Year Ended September 30, 2019	$11.06	0.26	(1.33)	(1.07)	(0.22)	(0.40)	—	(0.62)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**
$22.19	15.57%	$280	1.84%	0.85%	1.90%	110.98%
$19.41	(10.50)%	$248	1.75%	0.93%	1.78%	125.15%
$21.88	36.56%	$304	1.60%	(0.22)%	1.79%	122.64%
$16.17	(9.81)%	$567	1.64%	1.26%	1.71%	167.34%
$18.88	(3.08)%	$634	1.64%	1.29%	1.64%	142.59%
$11.36	12.57%	$379	1.91%	(0.35)%	1.93%	19.99%
$12.52	(18.06)%	$473	1.88%	(0.67)%	1.88%	29.05%
$16.86	42.28%	$1,101	1.87%	(0.85)%	1.90%	34.00%
$11.85	(6.46)%	$1,584	1.88%	(0.61)%	2.02%	28.77%
$13.83	(3.52)%	$2,826	1.93%	(0.46)%	1.93%	26.62%
$16.10	12.70%	$28	1.86%	0.79%	1.86%	154.69%
$14.33	(14.19)%	$29	1.85%	0.19%	1.85%	70.82%
$18.46	63.65%	$38	1.82%	0.04%	1.82%	110.07%
$11.28	(18.47)%	$100	1.81%	0.05%	1.83%	119.76%
$13.94	(10.28)%	$150	1.80%	0.43%	1.80%	124.82%
$19.02	17.07%	$22,619	1.91%	(1.11)%	1.91%	31.19%
$18.09	(19.53)%	$29,566	1.88%	(1.19)%	1.88%	28.06%
$26.39	36.19%	$52,182	1.86%	(1.11)%	1.87%	27.20%
$19.67	4.73%	$60,777	1.86%	(0.79)%	1.86%	17.50%
$20.04	0.48%	$83,451	1.86%	(0.71)%	1.86%	17.31%
$25.00	11.71%	$64,849	1.82%	0.60%	1.82%	39.43%
$24.04	(6.57)%	$64,899	1.79%	0.54%	1.79%	31.23%
$26.32	33.15%	$81,338	1.78%	0.42%	1.79%	13.00%
$19.83	(0.85)%	$119,475	1.77%	1.04%	1.78%	33.60%
$21.05	7.66%	$158,353	1.77%	1.17%	1.77%	23.20%
$9.13	31.56%	$23	1.66%	2.25%	1.66%	86.05%
$7.01	(24.92)%	$41	1.67%	3.27%	1.67%	103.20%
$9.69	22.44%	$54	1.67%	1.99%	1.73%	158.16%
$8.06	(12.41)%	$44	1.63%	2.03%	1.83%	164.02%
$9.37	(9.44)%	$63	1.69%	2.68%	1.89%	97.74%

Sterling Capital Funds

Financial Highlights, Class C Shares

September 30, 2023

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2023	$11.54	(0.11)	1.33	1.22	—	(1.33)	—	(1.33)
Year Ended September 30, 2022	$15.54	(0.12)	(2.48)	(2.60)	—	(1.40)	—	(1.40)
Year Ended September 30, 2021	$12.12	(0.17)	3.59	3.42	—	—	—	—
Year Ended September 30, 2020	$12.99	(0.11)	(0.13)	(0.24)	—	(0.63)	—	(0.63)
Year Ended September 30, 2019	$12.30	(0.11)	0.80	0.69	—	—	—	—
Sterling Capital Mid Cap Relative Value Fund
Year Ended September 30, 2023	$60.48	(0.01)	8.38	8.37	—	(10.17)	—	(10.17)
Year Ended September 30, 2022	$76.32	(0.08)	(9.79)	(9.87)	—	(5.97)	—	(5.97)
Year Ended September 30, 2021	$57.24	(0.17)	19.48	19.31	—	(0.23)	—	(0.23)
Year Ended September 30, 2020	$62.48	(0.12)	(3.60)	(3.72)	(0.01)	(1.51)	—	(1.52)
Year Ended September 30, 2019	$67.46	(0.12)	0.16	0.04	—	(5.02)	—	(5.02)
Sterling Capital Real Estate Fund
Year Ended September 30, 2023	$34.53	0.37	(0.25)	0.12	(0.42)	(2.23)	—	(2.65)
Year Ended September 30, 2022	$45.65	(0.06)	(7.89)	(7.95)	(0.18)	(2.99)	—	(3.17)
Year Ended September 30, 2021	$36.33	0.03	10.37	10.40	(0.26)	(0.82)	—	(1.08)
Year Ended September 30, 2020	$42.06	0.22	(3.94)	(3.72)	(0.49)	(1.52)	—	(2.01)
Year Ended September 30, 2019	$37.40	0.42	5.99	6.41	(0.51)	(1.24)	—	(1.75)
Sterling Capital Small Cap Value Fund
Year Ended September 30, 2023	$54.20	(0.22)	7.59	7.37	—	(13.68)	—	(13.68)
Year Ended September 30, 2022	$79.47	(0.42)	(7.58)	(8.00)	—	(17.27)	—	(17.27)
Year Ended September 30, 2021	$61.56	(0.58)	29.71	29.13	—	(11.22)	—	(11.22)
Year Ended September 30, 2020	$75.87	(0.24)	(9.11)	(9.35)	(0.03)	(4.93)	—	(4.96)
Year Ended September 30, 2019	$86.92	(0.19)	(4.96)	(5.15)	—	(5.90)	—	(5.90)
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2023	$8.08	0.18	0.05	0.23	(0.17)	—	—	(0.17)
Year Ended September 30, 2022	$8.68	0.01	(0.50)	(0.49)	(0.11)	—	—	(0.11)
Year Ended September 30, 2021	$8.77	0.04	(0.01)	0.03	(0.12)	—	—	(0.12)
Year Ended September 30, 2020	$8.64	0.11	0.15	0.26	(0.13)	—	—	(0.13)
Year Ended September 30, 2019	$8.51	0.14	0.16	0.30	(0.17)	—	—	(0.17)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**
$11.43	10.74%	$167	1.79%	(0.96)%	2.22%	72.61%
$11.54	(18.83)%	$673	1.79%	(0.84)%	2.12%	23.35%
$15.54	28.22%	$1,513	1.79%	(1.17)%	2.06%	33.93%
$12.12	(2.22)%	$1,250	1.79%	(0.97)%	2.09%	60.03%
$12.99	5.61%	$1,188	1.79%	(0.95)%	2.19%	45.11%
$58.68	14.00%	$3	1.77%	(0.01)%	1.77%	4.89%
$60.48	(14.45)%	$3	1.74%	(0.11)%	1.74%	7.94%
$76.32	33.80%	$3	1.85%	(0.23)%	1.85%	8.23%
$57.24	(6.21)%	$1	1.92%	(0.20)%	1.92%	9.21%
$62.48	1.03%	$1	1.95%	(0.21)%	1.95%	6.75%
$32.00	(0.06)%	$112	1.86%	1.05%	1.86%	6.06%
$34.53	(19.19)%	$125	1.82%	(0.14)%	1.82%	12.58%
$45.65	29.14%	$182	1.81%	0.08%	1.81%	12.68%
$36.33	(9.02)%	$192	1.83%	0.58%	1.83%	19.58%
$42.06	17.88%	$205	1.82%	1.08%	1.82%	14.56%
$47.89	14.18%	$458	2.03%	(0.45)%	2.05%	0.77%
$54.20	(14.79)%	$320	2.00%	(0.63)%	2.00%	5.26%
$79.47	51.27%	$375	1.98%	(0.75)%	2.01%	6.15%
$61.56	(13.46)%	$245	2.00%	(0.35)%	2.08%	8.33%
$75.87	(5.49)%	$279	2.03%	(0.25)%	2.08%	8.60%
$8.14	2.84%	$280	1.45%	2.23%	1.48%	98.01%
$8.08	(5.73)%	$409	1.47%	0.13%	1.47%	76.98%
$8.68	0.29%	$988	1.43%	0.40%	1.46%	39.26%
$8.77	3.09%	$893	1.42%	1.21%	1.52%	64.69%
$8.64	3.52%	$1,052	1.43%	1.68%	1.53%	78.58%

Sterling Capital Funds

Financial Highlights, Class C Shares

September 30, 2023

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2023	$8.49	0.10	(0.12)	(0.02)	(0.15)	—	—	(0.15)
Year Ended September 30, 2022	$9.76	0.01	(1.15)	(1.14)	(0.13)	—	—	(0.13)
Year Ended September 30, 2021	$10.11	(0.01)	(0.19)	(0.20)	(0.15)	—	—	(0.15)
Year Ended September 30, 2020	$9.91	0.09	0.28	0.37	(0.17)	—	—	(0.17)
Year Ended September 30, 2019	$9.47	0.13	0.48	0.61	(0.17)	—	—	(0.17)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2023	$9.12	0.21	(0.23)	(0.02)	(0.21)	—	—	(0.21)
Year Ended September 30, 2022	$11.06	0.10	(1.80)	(1.70)	(0.15)	(0.09)	—	(0.24)
Year Ended September 30, 2021	$11.40	0.09	(0.13)	(0.04)	(0.15)	(0.15)	—	(0.30)
Year Ended September 30, 2020	$10.90	0.16	0.54	0.70	(0.20)	— (b)	—	(0.20)
Year Ended September 30, 2019	$10.21	0.22	0.70	0.92	(0.23)	—	—	(0.23)
Sterling Capital Long Duration Corporate Bond Fund
Year Ended September 30, 2023	$6.61	0.23	(0.17)	0.06	(0.23)	—	—	(0.23)
Year Ended September 30, 2022	$10.49	0.17	(2.83)	(2.66)	(0.19)	(1.03)	—	(1.22)
Year Ended September 30, 2021	$10.76	0.18	0.03	0.21	(0.18)	(0.30)	—	(0.48)
Year Ended September 30, 2020	$10.36	0.19	0.40	0.59	(0.19)	—	—	(0.19)
Year Ended September 30, 2019	$9.80	0.24	0.55	0.79	(0.23)	—	—	(0.23)
Sterling Capital Quality Income Fund
Year Ended September 30, 2023	$8.78	0.16	(0.20)	(0.04)	(0.18)	—	—	(0.18)
Year Ended September 30, 2022	$10.03	0.07	(1.21)	(1.14)	(0.11)	—	—	(0.11)
Year Ended September 30, 2021	$10.24	0.06	(0.15)	(0.09)	(0.12)	—	—	(0.12)
Year Ended September 30, 2020	$10.08	0.17	0.16	0.33	(0.17)	—	—	(0.17)
Year Ended September 30, 2019	$9.60	0.21	0.48	0.69	(0.21)	—	—	(0.21)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2023	$9.83	0.12	(0.08)	0.04	(0.13)	—	—	(0.13)
Year Ended September 30, 2022	$10.96	0.08	(1.13)	(1.05)	(0.08)	—	—	(0.08)
Year Ended September 30, 2021	$11.12	0.07	(0.16)	(0.09)	(0.07)	—	—	(0.07)
Year Ended September 30, 2020	$10.90	0.10	0.22	0.32	(0.10)	—	—	(0.10)
Year Ended September 30, 2019	$10.42	0.15	0.48	0.63	(0.15)	—	—	(0.15)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**
$8.32	(0.32)%	$123	1.50%	1.18%	1.69%	7.91%
$8.49	(11.81)%	$98	1.48%	0.12%	1.67%	14.18%
$9.76	(1.97)%	$124	1.43%	(0.11)%	1.61%	71.31%
$10.11	3.78%	$309	1.54%	0.93%	1.70%	47.36%
$9.91	6.48%	$378	1.56%	1.37%	1.66%	40.13%
$8.89	(0.22)%	$2,903	1.45%	2.23%	1.51%	47.80%
$9.12	(15.64)%	$3,484	1.45%	0.98%	1.48%	47.98%
$11.06	(0.31)%	$5,378	1.45%	0.78%	1.51%	48.80%
$11.40	6.53%	$8,332	1.45%	1.44%	1.57%	59.59%
$10.90	9.17%	$8,266	1.45%	2.11%	1.58%	79.40%
$6.44	0.78%	$2	1.45%	3.36%	1.61%	26.27%
$6.61	(28.37)%	$2	1.65%	1.92%	1.82%	161.62%
$10.49	1.98%	$3	1.72%	1.70%	1.88%	47.29%
$10.76	5.80%	$3	1.64%	1.86%	1.65%	52.28%
$10.36	8.18%	$3	1.68%	2.36%	1.68%	82.23%
$8.56	(0.52)%	$3	1.53%	1.86%	1.55%	9.85%
$8.78	(11.45)%	$3	1.50%	0.74%	1.52%	35.18%
$10.03	(0.92)%	$3	1.57%	0.58%	1.59%	73.60%
$10.24	3.34%	$3	1.57%	1.63%	1.61%	35.96%
$10.08	7.21%	$34	1.60%	2.15%	1.64%	17.58%
$9.74	0.32%	$966	1.60%	1.24%	1.60%	38.07%
$9.83	(9.61)%	$1,141	1.57%	0.75%	1.57%	50.21%
$10.96	(0.85)%	$1,542	1.55%	0.60%	1.55%	7.97%
$11.12	2.96%	$2,793	1.54%	0.92%	1.54%	17.06%
$10.90	6.05%	$2,878	1.55%	1.38%	1.55%	33.12%

Sterling Capital Funds

Financial Highlights, Class C Shares

September 30, 2023

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2023	$10.24	0.12	(0.09)	0.03	(0.12)	—	—	(0.12)
Year Ended September 30, 2022	$11.39	0.10	(1.15)	(1.05)	(0.10)	—	—	(0.10)
Year Ended September 30, 2021	$11.46	0.08	(0.07)	0.01	(0.08)	—	—	(0.08)
Year Ended September 30, 2020	$11.27	0.11	0.19	0.30	(0.11)	—	—	(0.11)
Year Ended September 30, 2019	$10.76	0.12	0.51	0.63	(0.12)	—	—	(0.12)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2023	$10.77	0.11	(0.09)	0.02	(0.12)	—	—	(0.12)
Year Ended September 30, 2022	$11.97	0.07	(1.18)	(1.11)	(0.08)	(0.01)	—	(0.09)
Year Ended September 30, 2021	$12.22	0.07	(0.22)	(0.15)	(0.07)	(0.03)	—	(0.10)
Year Ended September 30, 2020	$11.97	0.11	0.25	0.36	(0.11)	—	—	(0.11)
Year Ended September 30, 2019	$11.40	0.14	0.57	0.71	(0.14)	—	—	(0.14)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2023	$9.22	0.13	(0.07)	0.06	(0.14)	—	—	(0.14)
Year Ended September 30, 2022	$10.20	0.08	(0.98)	(0.90)	(0.08)	— (b)	—	(0.08)
Year Ended September 30, 2021	$10.30	0.09	(0.10)	(0.01)	(0.08)	(0.01)	—	(0.09)
Year Ended September 30, 2020	$10.13	0.11	0.18	0.29	(0.11)	(0.01)	—	(0.12)
Year Ended September 30, 2019	$9.72	0.14	0.43	0.57	(0.14)	(0.02)	—	(0.16)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**
$10.15	0.30%	$268	1.62%	1.17%	1.63%	32.34%
$10.24	(9.27)%	$340	1.59%	0.89%	1.59%	9.94%
$11.39	0.10%	$603	1.56%	0.72%	1.56%	20.23%
$11.46	2.72%	$955	1.56%	1.01%	1.56%	4.84%
$11.27	5.93%	$978	1.56%	1.13%	1.56%	23.84%

$10.67	0.13%	$5	1.59%	1.03%	1.59%	17.86%
$10.77	(9.32)%	$16	1.57%	0.61%	1.57%	37.23%
$11.97	(1.27)%	$57	1.57%	0.58%	1.57%	8.98%
$12.22	3.03%	$780	1.56%	0.92%	1.56%	15.44%
$11.97	6.25%	$822	1.56%	1.19%	1.56%	24.57%

$9.14	0.62%	$2	1.57%	1.34%	1.57%	37.11%
$9.22	(8.85)%	$23	1.56%	0.82%	1.56%	18.08%
$10.20	(0.13)%	$25	1.56%	0.83%	1.56%	8.56%
$10.30	2.89%	$304	1.56%	1.10%	1.56%	3.28%
$10.13	5.90%	$335	1.56%	1.45%	1.56%	33.73%

Sterling Capital Funds

Financial Highlights, Institutional Shares

September 30, 2023

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2023	$20.34	0.42	2.98	3.40	(0.46)	—	—	(0.46)
Year Ended September 30, 2022	$22.96	0.46	(2.62)	(2.16)	(0.46)	—	—	(0.46)
Year Ended September 30, 2021	$16.83	0.09	6.24	6.33	(0.04)	—	(0.16)	(0.20)
Year Ended September 30, 2020	$19.62	0.41	(2.10)	(1.69)	(0.52)	(0.58)	—	(1.10)
Year Ended September 30, 2019	$22.43	0.44	(1.07)	(0.63)	(0.43)	(1.75)	—	(2.18)
Sterling Capital Mid Value Fund
Year Ended September 30, 2023	$15.65	0.10	2.02	2.12	(0.08)	(2.72)	—	(2.80)
Year Ended September 30, 2022	$20.51	0.06	(3.27)	(3.21)	(0.01)	(1.64)	—	(1.65)
Year Ended September 30, 2021	$14.33	0.03	6.22	6.25	(0.07)	—	—	(0.07)
Year Ended September 30, 2020	$16.46	0.06	(0.81)	(0.75)	(0.25)	(1.13)	—	(1.38)
Year Ended September 30, 2019	$19.42	0.08	(0.77)	(0.69)	(0.01)	(2.26)	—	(2.27)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2023	$15.29	0.31	1.81	2.12	(0.26)	—	—	(0.26)
Year Ended September 30, 2022	$19.58	0.22	(2.49)	(2.27)	(0.20)	(1.82)	—	(2.02)
Year Ended September 30, 2021	$11.95	0.16	7.60	7.76	(0.13)	—	—	(0.13)
Year Ended September 30, 2020	$14.66	0.13	(2.69)	(2.56)	(0.15)	—	—	(0.15)
Year Ended September 30, 2019	$18.82	0.21	(2.09)	(1.88)	(0.30)	(1.98)	—	(2.28)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2023	$25.75	(0.03)	4.55	4.52	—	(1.99)	—	(1.99)
Year Ended September 30, 2022	$35.59	(0.06)	(5.67)	(5.73)	—	(4.11)	—	(4.11)
Year Ended September 30, 2021	$26.20	(0.03)	9.79	9.76	(0.04)	(0.33)	—	(0.37)
Year Ended September 30, 2020	$26.07	0.06	1.45	1.51	(0.05)	(1.33)	—	(1.38)
Year Ended September 30, 2019	$27.73	0.08	0.12	0.20	0.00 (b)	(1.86)	—	(1.86)
Sterling Capital Equity Income Fund
Year Ended September 30, 2023	$24.35	0.41	2.74	3.15	(0.41)	(1.74)	—	(2.15)
Year Ended September 30, 2022	$26.66	0.42	(1.83)	(1.41)	(0.42)	(0.48)	—	(0.90)
Year Ended September 30, 2021	$20.10	0.35	6.56	6.91	(0.35)	—	—	(0.35)
Year Ended September 30, 2020	$21.33	0.41	(0.39)	0.02	(0.41)	(0.84)	—	(1.25)
Year Ended September 30, 2019	$21.61	0.44	1.23	1.67	(0.43)	(1.52)	—	(1.95)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**
$23.28	16.74%	$1,499	0.84%	1.83%	0.90%	110.98%
$20.34	(9.62)%	$1,652	0.75%	1.94%	0.78%	125.15%
$22.96	37.90%	$2,023	0.64%	0.42%	0.78%	122.64%
$16.83	(8.96)%	$1,949	0.64%	2.18%	0.66%	167.34%
$19.62	(2.08)%	$7,550	0.64%	2.28%	0.64%	142.59%

$14.97	13.77%	$26,900	0.91%	0.66%	0.93%	19.99%
$15.65	(17.30)%	$29,189	0.88%	0.33%	0.88%	29.05%
$20.51	43.72%	$51,607	0.87%	0.17%	0.89%	34.00%
$14.33	(5.50)%	$36,835	0.89%	0.39%	1.04%	28.77%
$16.46	(2.54)%	$154,259	0.93%	0.49%	0.93%	26.62%

$17.15	13.86%	$5,804	0.85%	1.79%	0.85%	154.69%
$15.29	(13.35)%	$9,788	0.85%	1.13%	0.85%	70.82%
$19.58	65.21%	$14,639	0.81%	0.89%	0.81%	110.07%
$11.95	(17.64)%	$6,820	0.80%	0.97%	0.84%	119.76%
$14.66	(9.32)%	$28,223	0.80%	1.42%	0.80%	124.82%

$28.28	18.28%	$135,284	0.91%	(0.11)%	0.91%	31.19%
$25.75	(18.74)%	$168,110	0.89%	(0.19)%	0.89%	28.06%
$35.59	37.55%	$216,341	0.86%	(0.11)%	0.87%	27.20%
$26.20	5.79%	$170,323	0.86%	0.22%	0.86%	17.50%
$26.07	1.47%	$281,099	0.86%	0.30%	0.86%	17.31%

$25.35	12.83%	$1,296,237	0.82%	1.59%	0.82%	39.43%
$24.35	(5.64)%	$1,468,388	0.79%	1.55%	0.79%	31.23%
$26.66	34.47%	$1,622,233	0.78%	1.40%	0.79%	13.00%
$20.10	0.15%	$1,057,722	0.77%	2.06%	0.78%	33.60%
$21.33	8.72%	$992,964	0.77%	2.17%	0.77%	23.20%

Sterling Capital Funds

Financial Highlights, Institutional Shares

September 30, 2023

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2023	$7.09	0.31		2.00	2.31	(0.26)	—	—	(0.26)
Year Ended September 30, 2022	$9.81	0.38		(2.65)	(2.27)	(0.45)	—	—	(0.45)
Year Ended September 30, 2021	$8.14	0.07		1.84)	1.91	(0.24)	—	—	(0.24)
Year Ended September 30, 2020	$9.49	0.27		(1.32)	(1.05)	(0.30)	—	—	(0.30)
Year Ended September 30, 2019	$11.18	0.35		(1.33)	(0.98)	(0.31)	(0.40)	—	(0.71)
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2023	$12.25	0.01		1.41	1.42	—	(1.33)	—	(1.33)
Year Ended September 30, 2022	$16.25	0.03		(2.63)	(2.60)	—	(1.40)	—	(1.40)
Year Ended September 30, 2021	$12.55	(0.03)		3.73	3.70	—	—	—	—
Year Ended September 30, 2020	$13.31	—	(b)	(0.13)	(0.13)	—	(0.63)	—	(0.63)
Year Ended September 30, 2019	$12.48	0.01		0.82	0.83	—	—	—	—
Sterling Capital Mid Cap Relative Value Fund
Year Ended September 30, 2023	$62.89	0.56		8.70	9.26	(0.55)	(10.17)	—	(10.72)
Year Ended September 30, 2022	$78.92	0.58		(10.16)	(9.58)	(0.48)	(5.97)	—	(6.45)
Year Ended September 30, 2021	$58.95	0.45		20.09	20.54	(0.34)	(0.23)	—	(0.57)
Year Ended September 30, 2020	$64.31	0.40		(3.64)	(3.24)	(0.61)	(1.51)	—	(2.12)
Year Ended September 30, 2019	$69.02	0.45		0.15	0.60	(0.29)	(5.02)	—	(5.31)
Sterling Capital Real Estate Fund
Year Ended September 30, 2023	$34.95	0.73		(0.25)	0.48	(0.76)	(2.23)	—	(2.99)
Year Ended September 30, 2022	$46.19	0.40		(8.03)	(7.63)	(0.62)	(2.99)	—	(3.61)
Year Ended September 30, 2021	$36.66	0.43		10.51	10.94	(0.59)	(0.82)	—	(1.41)
Year Ended September 30, 2020	$42.36	0.59		(3.97)	(3.38)	(0.80)	(1.52)	—	(2.32)
Year Ended September 30, 2019	$37.63	0.79		6.05	6.84	(0.87)	(1.24)	—	(2.11)
Sterling Capital Small Cap Value Fund
Year Ended September 30, 2023	$58.24	0.28		8.20	8.48	(0.25)	(13.68)	—	(13.93)
Year Ended September 30, 2022	$83.58	0.27		(8.25)	(7.98)	(0.09)	(17.27)	—	(17.36)
Year Ended September 30, 2021	$64.04	0.17		31.01	31.18	(0.42)	(11.22)	—	(11.64)
Year Ended September 30, 2020	$78.38	0.41		(9.36)	(8.95)	(0.46)	(4.93)	—	(5.39)
Year Ended September 30, 2019	$89.11	0.49		(5.02)	(4.53)	(0.30)	(5.90)	—	(6.20)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**
$9.14	33.01%	$679	0.68%	3.53%	0.68%	86.05%
$7.09	(24.27)%	$489	0.67%	4.24%	0.67%	103.20%
$9.81	23.86%	$662	0.67%	0.85%	0.85%	158.16%
$8.14	(11.65)%	$13,670	0.63%	3.09%	0.83%	164.02%
$9.49	(8.44)%	$16,721	0.69%	3.62%	0.89%	97.74%

$12.34	11.84%	$1,695	0.79%	0.06%	1.22%	72.61%
$12.25	(17.95)%	$2,871	0.79%	0.18%	1.13%	23.35%
$16.25	29.48%	$4,591	0.79%	(0.19)%	1.06%	33.93%
$12.55	(1.30)%	$5,359	0.79%	0.02%	1.09%	60.03%
$13.31	6.65%	$5,386	0.79%	0.07%	1.20%	45.11%

$61.43	15.03%	$43,016	0.87%	0.90%	0.87%	4.89%
$62.89	(13.68)%	$45,055	0.84%	0.78%	0.84%	7.94%
$78.92	35.02%	$65,503	0.85%	0.60%	0.86%	8.23%
$58.95	(5.39)%	$53,847	0.91%	0.67%	0.94%	9.21%
$64.31	1.97%	$61,908	0.95%	0.73%	0.95%	6.75%

$32.44	0.95%	$62,708	0.87%	2.06%	0.87%	6.06%
$34.95	(18.39)%	$73,873	0.82%	0.91%	0.82%	12.58%
$46.19	30.40%	$96,075	0.81%	1.00%	0.81%	12.68%
$36.66	(8.09)%	$85,144	0.82%	1.55%	0.82%	9.21%
$42.36	19.06%	$105,216	0.82%	2.03%	0.82%	14.56%

$52.79	15.31%	$261,706	1.03%	0.51%	1.05%	0.77%
$58.24	(13.93)%	$350,163	1.00%	0.38%	1.00%	5.26%
$83.58	52.78%	$514,025	0.98%	0.22%	1.02%	6.15%
$64.04	(12.59)%	$475,615	1.01%	0.58%	1.08%	8.33%
$78.38	(4.55)%	$959,875	1.03%	0.64%	1.08%	8.60%

Sterling Capital Funds

Financial Highlights, Institutional Shares

September 30, 2023

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2023	$9.56	0.34	0.14	0.48	(0.36)	—	—	(0.36)
Year Ended September 30, 2022	$9.78	0.11	(0.19)	(0.08)	(0.14)	—	—	(0.14)
Year Ended September 30, 2021	$9.83	0.11	(0.04)	0.07	(0.12)	—	—	(0.12)
Year Ended September 30, 2020	$9.79	0.19	0.05	0.24	(0.20)	—	—	(0.20)
Year Ended September 30, 2019	$9.75	0.26	0.03	0.29	(0.25)	—	—	(0.25)
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2023	$8.08	0.27	0.04	0.31	(0.25)	—	—	(0.25)
Year Ended September 30, 2022	$8.68	0.10	(0.51)	(0.41)	(0.19)	—	—	(0.19)
Year Ended September 30, 2021	$8.78	0.12	(0.02)	0.10	(0.20)	—	—	(0.20)
Year Ended September 30, 2020	$8.65	0.19	0.16	0.35	(0.22)	—	—	(0.22)
Year Ended September 30, 2019	$8.52	0.23	0.15	0.38	(0.25)	—	—	(0.25)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2023	$8.51	0.18	(0.11)	0.07	(0.23)	—	—	(0.23)
Year Ended September 30, 2022	$9.79	0.10	(1.16)	(1.06)	(0.22)	—	—	(0.22)
Year Ended September 30, 2021	$10.14	0.09	(0.19)	(0.10)	(0.25)	—	—	(0.25)
Year Ended September 30, 2020	$9.93	0.20	0.28	0.48	(0.27)	—	—	(0.27)
Year Ended September 30, 2019	$9.49	0.23	0.48	0.71	(0.27)	—	—	(0.27)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2023	$9.11	0.30	(0.22)	0.08	(0.31)	—	—	(0.31)
Year Ended September 30, 2022	$11.05	0.20	(1.80)	(1.60)	(0.25)	(0.09)	—	(0.34)
Year Ended September 30, 2021	$11.39	0.20	(0.13)	0.07	(0.26)	(0.15)	—	(0.41)
Year Ended September 30, 2020	$10.89	0.27	0.54	0.81	(0.31)	— (b)	—	(0.31)
Year Ended September 30, 2019	$10.20	0.32	0.71	1.03	(0.34)	—	—	(0.34)
Sterling Capital Long Duration Corporate Bond Fund
Year Ended September 30, 2023	$6.63	0.30	(0.18)	0.12	(0.30)	—	—	(0.30)
Year Ended September 30, 2022	$10.50	0.23	(2.80)	(2.57)	(0.27)	(1.03)	—	(1.30)
Year Ended September 30, 2021	$10.77	0.28	0.03	0.31	(0.28)	(0.30)	—	(0.58)
Year Ended September 30, 2020	$10.38	0.30	0.39	0.69	(0.30)	—	—	(0.30)
Year Ended September 30, 2019	$9.81	0.33	0.56	0.89	(0.32)	—	—	(0.32)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**
$9.68	5.12%	$23,522	0.27%	3.51%	0.57%	45.10%
$9.56	(0.82)%	$20,265	0.27%	1.11%	0.50%	50.11%
$9.78	0.75%	$32,492	0.29%	1.08%	0.51%	48.71%
$9.83	2.44%	$33,699	0.38%	1.90%	0.55%	43.45%
$9.79	3.06%	$15,343	0.42%	2.70%	0.52%	103.69%

$8.14	3.87%	$87,221	0.45%	3.30%	0.48%	98.01%
$8.08	(4.78)%	$82,934	0.47%	1.17%	0.47%	76.98%
$8.68	1.19%	$161,804	0.43%	1.40%	0.46%	39.26%
$8.78	4.12%	$174,891	0.42%	2.20%	0.52%	64.69%
$8.65	4.55%	$171,989	0.43%	2.68%	0.53%	78.58%

$8.35	0.80%	$13,823	0.50%	2.15%	0.69%	7.91%
$8.51	(10.90)%	$13,737	0.48%	1.12%	0.67%	14.18%
$9.79	(1.08)%	$16,272	0.43%	0.88%	0.61%	71.31%
$10.14	4.92%	$8,049	0.54%	1.95%	0.70%	47.36%
$9.93	7.54%	$11,052	0.57%	2.35%	0.66%	40.13%

$8.88	0.78%	$695,207	0.45%	3.24%	0.51%	47.80%
$9.11	(14.81)%	$782,084	0.45%	1.98%	0.48%	47.98%
$11.05	0.69%	$1,139,676	0.45%	1.77%	0.50%	48.80%
$11.39	7.59%	$1,051,891	0.45%	2.45%	0.57%	59.59%
$10.89	10.27%	$1,065,346	0.45%	3.10%	0.58%	79.40%

$6.45	1.64%	$436	0.45%	4.38%	0.67%	26.27%
$6.63	(27.52)%	$97	0.63%	2.50%	0.80%	161.62%
$10.50	2.92%	$6,508	0.71%	2.61%	0.87%	47.29%
$10.77	6.72%	$18,519	0.67%	2.83%	0.70%	52.28%
$10.38	9.28%	$22,651	0.68%	3.25%	0.69%	82.23%

Sterling Capital Funds

Financial Highlights, Institutional Shares

September 30, 2023

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Quality Income Fund
Year Ended September 30, 2023	$8.79	0.25	(0.21)	0.04	(0.26)	—	—	(0.26)
Year Ended September 30, 2022	$10.05	0.16	(1.22)	(1.06)	(0.20)	—	—	(0.20)
Year Ended September 30, 2021	$10.26	0.15	(0.15)	—	(0.21)	—	—	(0.21)
Year Ended September 30, 2020	$10.10	0.24	0.19	0.43	(0.27)	—	—	(0.27)
Year Ended September 30, 2019	$9.62	0.31	0.47	0.78	(0.30)	—	—	(0.30)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2023	$9.83	0.23	(0.08)	0.15	(0.23)	—	—	(0.23)
Year Ended September 30, 2022	$10.97	0.19	(1.14)	(0.95)	(0.19)	—	—	(0.19)
Year Ended September 30, 2021	$11.12	0.18	(0.15)	0.03	(0.18)	—	—	(0.18)
Year Ended September 30, 2020	$10.91	0.21	0.21	0.42	(0.21)	—	—	(0.21)
Year Ended September 30, 2019	$10.43	0.25	0.48	0.73	(0.25)	—	—	(0.25)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2023	$10.17	0.23	(0.08)	0.15	(0.23)	—	—	(0.23)
Year Ended September 30, 2022	$11.32	0.21	(1.15)	(0.94)	(0.21)	—	—	(0.21)
Year Ended September 30, 2021	$11.39	0.20	(0.07)	0.13	(0.20)	—	—	(0.20)
Year Ended September 30, 2020	$11.20	0.23	0.19	0.42	(0.23)	—	—	(0.23)
Year Ended September 30, 2019	$10.69	0.23	0.51	0.74	(0.23)	—	—	(0.23)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2023	$10.77	0.22	(0.07)	0.15	(0.23)	—	—	(0.23)
Year Ended September 30, 2022	$11.97	0.19	(1.19)	(1.00)	(0.19)	(0.01)	—	(0.20)
Year Ended September 30, 2021	$12.22	0.19	(0.22)	(0.03)	(0.19)	(0.03)	—	(0.22)
Year Ended September 30, 2020	$11.97	0.23	0.25	0.48	(0.23)	—	—	(0.23)
Year Ended September 30, 2019	$11.40	0.26	0.57	0.83	(0.26)	—	—	(0.26)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2023	$9.23	0.23	(0.09)	0.14	(0.23)	—	—	(0.23)
Year Ended September 30, 2022	$10.21	0.18	(0.98)	(0.80)	(0.18)	— (b)	—	(0.18)
Year Ended September 30, 2021	$10.31	0.18	(0.09)	0.09	(0.18)	(0.01)	—	(0.19)
Year Ended September 30, 2020	$10.13	0.21	0.19	0.40	(0.21)	(0.01)	—	(0.22)
Year Ended September 30, 2019	$9.73	0.24	0.42	0.66	(0.24)	(0.02)	—	(0.26)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**
$8.57	0.44%	$88,005	0.58%	2.83%	0.62%	9.85%
$8.79	(10.69)%	$78,252	0.57%	1.73%	0.61%	35.18%
$10.05	0.02%	$62,718	0.57%	1.52%	0.61%	73.60%
$10.26	4.33%	$35,808	0.59%	2.36%	0.63%	35.96%
$10.10	8.27%	$36,361	0.60%	3.15%	0.64%	17.58%

$9.75	1.44%	$110,951	0.60%	2.24%	0.60%	38.07%
$9.83	(8.78)%	$126,739	0.57%	1.76%	0.57%	50.21%
$10.97	0.24%	$154,297	0.55%	1.59%	0.55%	7.97%
$11.12	3.90%	$140,958	0.54%	1.92%	0.54%	17.06%
$10.91	7.10%	$140,022	0.55%	2.37%	0.55%	33.12%

$10.09	1.40%	$28,750	0.62%	2.18%	0.63%	32.34%
$10.17	(8.42)%	$34,313	0.59%	1.89%	0.59%	9.94%
$11.32	1.10%	$71,455	0.56%	1.71%	0.56%	20.23%
$11.39	3.76%	$71,865	0.56%	2.01%	0.56%	4.84%
$11.20	7.02%	$66,331	0.56%	2.13%	0.56%	23.84%

$10.69	1.30%	$50,995	0.61%	2.03%	0.61%	17.86%
$10.77	(8.41)%	$66,967	0.58%	1.67%	0.58%	37.23%
$11.97	(0.27)%	$65,071	0.56%	1.56%	0.56%	8.98%
$12.22	4.06%	$62,828	0.56%	1.91%	0.56%	15.44%
$11.97	7.31%	$59,312	0.56%	2.18%	0.56%	24.57%

$9.14	1.43%	$58,934	0.61%	2.40%	0.61%	37.11%
$9.23	(7.93)%	$63,292	0.58%	1.81%	0.58%	18.08%
$10.21	0.88%	$67,778	0.56%	1.78%	0.56%	8.56%
$10.31	4.01%	$67,627	0.56%	2.08%	0.56%	3.28%
$10.13	6.85%	$53,352	0.56%	2.43%	0.56%	33.73%

Sterling Capital Funds

Financial Highlights, Class R6 Shares

September 30, 2023

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2023	$20.40	0.46	2.97	3.43	(0.46)	—	—	(0.46)
Year Ended September 30, 2022	$22.99	0.50	(2.63)	(2.13)	(0.46)	—	—	(0.46)
Year Ended September 30, 2021	$16.85	0.09	6.25	6.34	(0.04)	—	(0.16)	(0.20)
Year Ended September 30, 2020	$19.62	0.40	(2.07)	(1.67)	(0.52)	(0.58)	—	(1.10)
Year Ended September 30, 2019	$22.43	0.46	(1.08)	(0.62)	(0.44)	(1.75)	—	(2.19)
Sterling Capital Mid Value Fund
Year Ended September 30, 2023	$15.68	0.12	2.01	2.13	(0.08)	(2.72)	—	(2.80)
Year Ended September 30, 2022	$20.55	0.08	(3.27)	(3.19)	(0.04)	(1.64)	—	(1.68)
Year Ended September 30, 2021	$14.35	0.03	6.25	6.28	(0.08)	—	—	(0.08)
Year Ended September 30, 2020	$16.48	(0.02)	(0.75)	(0.77)	(0.23)	(1.13)	—	(1.36)
Year Ended September 30, 2019	$19.44	0.11	(0.78)	(0.67)	(0.03)	(2.26)	—	(2.29)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2023	$15.31	0.32	1.81	2.13	(0.27)	—	—	(0.27)
Year Ended September 30, 2022	$19.60	0.22	(2.48)	(2.26)	(0.21)	(1.82)	—	(2.03)
Year Ended September 30, 2021	$11.97	0.17	7.60	7.77	(0.14)	—	—	(0.14)
Year Ended September 30, 2020	$14.67	0.15	(2.70)	(2.55)	(0.15)	—	—	(0.15)
Year Ended September 30, 2019	$18.84	0.23	(2.10)	(1.87)	(0.32)	(1.98)	—	(2.30)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2023	$25.71	(0.01)	4.55	4.54	—	(1.99)	—	(1.99)
Year Ended September 30, 2022	$35.51	(0.04)	(5.65)	(5.69)	—	(4.11)	—	(4.11)
Year Ended September 30, 2021	$26.22	(0.01)	9.78	9.77	(0.15)	(0.33)	—	(0.48)
Year Ended September 30, 2020	$26.09	0.09	1.44	1.53	(0.07)	(1.33)	—	(1.40)
Year Ended September 30, 2019	$27.75	0.10	0.12	0.22	(0.02)	(1.86)	—	(1.88)
Sterling Capital Equity Income Fund
Year Ended September 30, 2023	$24.36	0.45	2.73	3.18	(0.44)	(1.74)	—	(2.18)
Year Ended September 30, 2022	$26.67	0.45	(1.83)	(1.38)	(0.45)	(0.48)	—	(0.93)
Year Ended September 30, 2021	$20.09	0.37	6.56	6.93	(0.35)	—	—	(0.35)
Year Ended September 30, 2020	$21.34	0.43	(0.40)	0.03	(0.44)	(0.84)	—	(1.28)
Year Ended September 30, 2019	$21.61	0.47	1.23	1.70	(0.45)	(1.52)	—	(1.97)
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2023	$7.10	0.32	1.99	2.31	(0.27)	—	—	(0.27)
Year Ended September 30, 2022	$9.81	0.39	(2.64)	(2.25)	(0.46)	—	—	(0.46)
Year Ended September 30, 2021	$8.14	0.29	1.62	1.91	(0.24)	—	—	(0.24)
Year Ended September 30, 2020	$9.49	0.27	(1.32)	(1.05)	(0.30)	—	—	(0.30)
Year Ended September 30, 2019	$11.19	0.36	(1.34)	(0.98)	(0.32)	(0.40)	—	(0.72)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Net Assets are below $1,000.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)		Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**
$23.37	16.84%	$330		0.77%	1.99%	0.90%	110.98%
$20.40	(9.48)%	$1		0.59%	2.09%	0.59%	125.15%
$22.99	37.92%	$1		0.58%	0.43%	0.63%	122.64%
$16.85	(8.88)%	$—	(b)	0.59%	2.19%	0.64%	167.34%
$19.62	(2.02)%	$239,763		0.58%	2.35%	0.64%	142.59%

$15.01	13.86%	$354		0.82%	0.80%	0.93%	19.99%
$15.68	(17.18)%	$117		0.79%	0.40%	0.88%	29.05%
$20.55	43.85%	$402		0.79%	0.17%	0.97%	34.00%
$14.35	(5.56)%	$3,477		0.54%	(0.06)%	0.56%	28.77%
$16.48	(2.45)%	$247,949		0.82%	0.68%	0.93%	26.62%

$17.17	13.94%	$78,727		0.79%	1.88%	0.85%	154.69%
$15.31	(13.29)%	$20,331		0.78%	1.14%	0.83%	70.82%
$19.60	65.36%	$83,819		0.75%	0.96%	0.81%	110.07%
$11.97	(17.63)%	$70,372		0.74%	1.11%	0.82%	119.76%
$14.67	(9.29)%	$210,436		0.73%	1.53%	0.80%	124.82%

$28.26	18.39%	$36,906		0.82%	(0.02)%	0.91%	31.19%
$25.71	(18.66)%	$29,340		0.80%	(0.11)%	0.88%	28.06%
$35.51	37.67%	$44,452		0.78%	(0.03)%	0.87%	27.20%
$26.22	5.87%	$40,057		0.78%	0.38%	0.86%	17.50%
$26.09	1.53%	$355,672		0.77%	0.40%	0.86%	17.31%

$25.36	12.94%	$101,228		0.72%	1.73%	0.82%	39.43%
$24.36	(5.54)%	$69,408		0.69%	1.65%	0.79%	31.23%
$26.67	34.61%	$70,388		0.68%	1.50%	0.79%	13.00%
$20.09	0.21%	$56,277		0.67%	2.18%	0.78%	33.60%
$21.34	8.89%	$345,806		0.66%	2.28%	0.77%	23.20%

$9.14	32.87%	$115,245		0.62%	3.60%	0.67%	86.05%
$7.10	(24.13)%	$97,525		0.62%	4.41%	0.67%	103.20%
$9.81	23.70%	$85,736		0.63%	3.04%	0.74%	158.16%
$8.14	(11.49)%	$69,236		0.63%	3.10%	0.83%	164.02%
$9.49	(8.48)%	$78,307		0.61%	3.77%	0.89%	97.74%

Sterling Capital Funds

Financial Highlights, Class R6 Shares

September 30, 2023

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Real Estate Fund
Year Ended September 30, 2023	$35.09	0.80	(0.30)	0.50	(0.78)	(2.23)	—	(3.01)
Year Ended September 30, 2022	$46.33	0.47	(8.09)	(7.62)	(0.63)	(2.99)	—	(3.62)
Year Ended September 30, 2021	$36.69	0.59	10.46	11.05	(0.59)	(0.82)	—	(1.41)
January 31, 2020 to September 30, 2020(d)	$41.35	0.36	(4.26)	(3.90)	(0.76)	—	—	(0.76)
Sterling Capital Small Cap Value Fund
Year Ended September 30, 2023	$58.38	0.36	8.20	8.56	(0.28)	(13.68)	—	(13.96)
Year Ended September 30, 2022	$83.72	0.35	(8.28)	(7.93)	(0.14)	(17.27)	—	(17.41)
Year Ended September 30, 2021	$64.09	0.29	30.99	31.28	(0.43)	(11.22)	—	(11.65)
January 31, 2020 to September 30, 2020(d)	$77.13	0.49	(13.53)	(13.04)	—	—	—	—
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2023	$8.08	0.27	0.06	0.33	(0.26)	—	—	(0.26)
Year Ended September 30, 2022	$8.68	0.11	(0.51)	(0.40)	(0.20)	—	—	(0.20)
February 1, 2021 to September 30, 2021(d)	$8.78	0.08	(0.04)	0.04	(0.14)	—	—	(0.14)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2023	$9.11	0.31	(0.22)	0.09	(0.32)	—	—	(0.32)
Year Ended September 30, 2022	$11.05	0.21	(1.80)	(1.59)	(0.26)	(0.09)	—	(0.35)
Year Ended September 30, 2021	$11.39	0.21	(0.12)	0.09	(0.28)	(0.15)	—	(0.43)
Year Ended September 30, 2020	$10.89	0.28	0.54	0.82	(0.32)	— (f)	—	(0.32)
Year Ended September 30, 2019	$10.20	0.33	0.71	1.04	(0.35)	—	—	(0.35)
Sterling Capital Long Duration Corporate Bond Fund
Year Ended September 30, 2023	$6.63	0.31	(0.18)	0.13	(0.31)	—	—	(0.31)
January 31, 2022 to September 30, 2022(d)	$9.16	0.19	(2.52)	(2.33)	(0.20)	—	—	(0.20)

*	During the periods certain fees were waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

(e)	Net Assets are below $1,000.

(f)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)(b)	Net Assets, End of Year (000)		Ratio of net expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)
$32.58	1.01%	$918		0.80%	2.25%	0.87%	6.06%
$35.09	(18.31)%	$18		0.73%	1.06%	0.82%	12.58%
$46.33	30.67%	$16		0.62%	1.33%	0.73%	12.68%
$36.69	(9.30)%	$—	(e)	0.70%	1.47%	0.70%	19.58%

$52.98	15.45%	$6,360		0.93%	0.66%	1.05%	0.77%
$58.38	(13.84)%	$3,792		0.90%	0.50%	1.00%	5.26%
$83.72	52.98%	$3,656		0.88%	0.36%	1.02%	6.15%
$64.09	(16.91)%	$2,882		0.87%	1.17%	1.09%	8.33%

$8.15	4.09%	$13,222		0.36%	3.34%	0.48%	98.01%
$8.08	(4.70)%	$17,460		0.39%	1.27%	0.48%	76.98%
$8.68	0.44%	$29,565		0.40%	1.52%	0.49%	39.26%

$8.88	0.88%	$263,634		0.35%	3.36%	0.51%	47.80%
$9.11	(14.72)%	$230,211		0.35%	2.08%	0.48%	47.98%
$11.05	0.79%	$348,271		0.35%	1.88%	0.52%	48.80%
$11.39	7.70%	$642,344		0.35%	2.52%	0.58%	59.59%
$10.89	10.38%	$350,129		0.35%	3.20%	0.58%	79.40%

$6.45	1.72%	$30,432		0.36%	4.46%	0.66%	26.27%
$6.63	(25.75)%	$22,553		0.36%	3.81%	0.57%	161.62%

Sterling Capital Funds

Notes to Financial Statements

September 30, 2023

1.	Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The Trust offers shares of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund (referred to individually as a “Fund” and collectively as the “Funds”). Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds.” All Funds are referred to as the “Variable Net Asset Value Funds.”

All Funds, other than the Tax-Free Funds, are “diversified” funds, as defined in the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may invest in the securities of a limited number of issuers.

The Funds are authorized to issue an unlimited amount of shares. As of September 30, 2023, the Funds discussed herein offered up to four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. Class A Shares of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund and Sterling Capital Small Cap Value Fund have a maximum sales charge of 5.75% as a percentage of original purchase price. There is no initial sales charge on purchases of the Sterling Capital Ultra Short Bond Fund’s shares. Class A Shares of Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, and the Tax-Free Funds have a maximum sales charge of 2.00% as a percentage of the original purchase price. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of up to 1.00% of the purchase price if redeemed within two years after purchase for all Funds except the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Total Return Bond Fund and Sterling Capital Quality Income Fund. With respect to the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Total Return Bond Fund, and Sterling Capital Quality Income Fund, sales of Class A shares of $250,000 or more are not subject to a sales load but will be subject to a CDSC of up to 0.50% of the purchase price if redeemed within 18 months of purchase. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares. Effective on the close of business on November 15, 2021, Class R Shares were converted into Class A Shares for the Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, and Sterling Capital Total Return Bond Fund.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

2.	Significant Accounting Policies:

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments of the Variable Net Asset Value Funds in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market (including the NASDAQ Closing Price for securities traded on NASDAQ), typically 4:00 PM ET or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange-traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued by Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) in accordance with certain Board-approved fair valuation methodologies pursuant to Rule 2a-5 under the 1940 Act. The Fund’s Board has designated Sterling Capital as each Fund’s “Valuation Designee” pursuant to Rule 2a-5 to perform such fair value determinations. The Board oversees Sterling Capital in its role as the Valuation Designee and receives reports from Sterling Capital regarding its process and the valuation of each Fund’s investments to assist with such oversight.

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated; such securities may be valued at fair value in accordance with procedures adopted by the Board.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described as follows:

● Level 1 – quoted prices in active markets for identical securities

● Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 – based on significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended September 30, 2023, there were no significant changes to the Funds’ valuation policies and procedures.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2023 is as follows:

	Level 1- Quoted Prices		Level 2- Other Significant Observable Inputs		Level 3- Significant Unobservable Inputs		Total
Assets:
Investments in Securities
Sterling Capital Behavioral Large Cap Value Equity Fund	$30,525,876	(a)	$—		$—		$30,525,876
Sterling Capital Mid Value Fund	45,653,475	(a)	—		0.00	(b)	45,653,475
Sterling Capital Behavioral Small Cap Value Equity Fund	90,582,852	(a)	—		—		90,582,852
Sterling Capital Special Opportunities Fund	466,379,438	(a)	—		—		466,379,438
Sterling Capital Equity Income Fund	1,879,662,600	(a)	—		—		1,879,662,600
Sterling Capital Behavioral International Equity Fund	115,192,493	(c)	—		—		115,192,493
Sterling Capital SMID Opportunities Fund	4,465,578	(a)	—		—		4,465,578
Sterling Capital Mid Cap Relative Value Fund	43,473,136	(a)	—		—		43,473,136
Sterling Capital Real Estate Fund	64,236,122	(a)	—		—		64,236,122
Sterling Capital Small Cap Value Fund	268,075,946	(a)	—		—		268,075,946
Sterling Capital Ultra Short Bond Fund	1,067,441	(c)	28,614,868	(a)	—		29,682,309
Sterling Capital Short Duration Bond Fund	3,151,037	(c)	101,703,968	(a)	—		104,855,005
Sterling Capital Intermediate U.S. Government Fund	62,540	(c)	16,367,009	(a)	—		16,429,549
Sterling Capital Total Return Bond Fund	5,905,651	(c)	997,345,281	(a)	—		1,003,250,932
Sterling Capital Long Duration Corporate Bond Fund	162,187	(c)	30,597,096	(a)	—		30,759,283
Sterling Capital Quality Income Fund	1,258,182	(c)	86,661,053	(a)	—		87,919,235
Sterling Capital North Carolina Intermediate Tax-Free Fund	2,996,657	(c)	129,855,192	(a)	—		132,851,849
Sterling Capital South Carolina Intermediate Tax-Free Fund	417,030	(c)	34,621,441	(a)	—		35,038,471
Sterling Capital Virginia Intermediate Tax-Free Fund	467,448	(c)	61,523,529	(a)	—		61,990,977
Sterling Capital West Virginia Intermediate Tax-Free Fund	1,476,871	(c)	77,281,543	(a)	—		78,758,414

(a)	Industries, countries or security types are disclosed in the Schedule of Portfolio Investments.

(b)	Level 3 investments, if any, at the beginning and/or end of the year in relation to the net assets were not significant and accordingly, additional disclosures related to Level 3 assets for the year ending September 30, 2023 are not presented for the Fund.

(c)	Represents money market funds and/or certain preferred stocks.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, and certain short term debt instruments with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. The Funds may invest their excess cash in the Federated Treasury Obligations Fund or a similar money market fund or other short-term investment.

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, and the Tax-Free Funds. Dividends from net investment income are declared and paid quarterly for Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Small Cap Value Fund, Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and Sterling Capital SMID Opportunities Fund, if the annualized yield of the distribution exceeds an amount determined annually by the Board. Dividends from net investment income for Sterling Capital Behavioral International Equity Fund is declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital. Distributions to shareholders are recorded on the ex-dividend date.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Foreign Currency Translation — The accounting records of the Sterling Capital Behavioral International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the latest foreign exchange bid quotation (from an approved pricing vendor) to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The Sterling Capital Behavioral International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Exchange Contracts — All Funds, except Sterling Capital SMID Opportunities Fund, Sterling Capital Intermediate U.S. Government Fund and the Tax-Free Funds, may enter into forward foreign currency exchange contracts (foreign currency exchange risk) in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Funds securities denominated in a particular currency. A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds can be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Funds record a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

Mortgage Dollar Rolls — The Variable Net Asset Value Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for a Fund, and the income from these investments will generate income for a Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales. The Funds did not hold any mortgage dollar rolls during the year.

Options Contracts — Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund write (sell) “covered” call options on securities and purchase options on securities to close out options previously written by them.

In writing an option, a Fund contracts with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Funds execute transactions in both listed and over-the-counter options. When purchasing over-the-counter options, a Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Funds’ maximum amount of loss is the premium paid (as the purchaser) or the unrealized depreciation of the contract (as the writer).

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund may invest in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding.

Risks Associated with Foreign Securities and Currencies — Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day after the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on when-issued securities until the underlying securities are received.

Accounting Standards— The FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), Facilitation of the Effects of Reference Rate Reform on Financial Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR), and other interbank-offered based reference rates, through December 31, 2022. In December 2022, FASB issued ASU 2022-06 which defers the sunset date of Topic 848 from December 31, 2022, to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the Fund’s financial statements.

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. government securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2023 were as follows:

	Purchases	Sales
Sterling Capital Behavioral Large Cap Value Equity Fund	$34,434,914	$35,887,102
Sterling Capital Mid Value Fund	9,382,885	16,340,267
Sterling Capital Behavioral Small Cap Value Equity Fund	222,684,373	177,094,373
Sterling Capital Special Opportunities Fund	151,718,464	277,175,696
Sterling Capital Equity Income Fund	804,967,583	1,192,072,275
Sterling Capital Behavioral International Equity Fund	101,817,827	113,517,605
Sterling Capital SMID Opportunities Fund	4,495,486	8,128,589
Sterling Capital Mid Cap Relative Value Fund	2,159,445	9,793,006
Sterling Capital Real Estate Fund	4,429,594	13,094,554
Sterling Capital Small Cap Value Fund	2,418,474	136,268,322

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

	Purchases	Sales
Sterling Capital Ultra Short Bond Fund	$14,114,159	$9,788,327
Sterling Capital Short Duration Bond Fund	85,898,756	71,382,505
Sterling Capital Intermediate U.S. Government Fund	—	214,102
Sterling Capital Total Return Bond Fund	160,998,855	268,436,126
Sterling Capital Long Duration Corporate Bond Fund	12,997,988	4,864,388
Sterling Capital Quality Income Fund	4,951,490	5,784,472
Sterling Capital North Carolina Intermediate Tax-Free Fund	53,189,606	69,381,631
Sterling Capital South Carolina Intermediate Tax-Free Fund	11,627,881	16,915,862
Sterling Capital Virginia Intermediate Tax-Free Fund	12,551,932	27,978,765
Sterling Capital West Virginia Intermediate Tax-Free Fund	30,677,856	35,026,776

Purchases and sales of U.S. government securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2023 were as follows:

	Purchases	Sales
Sterling Capital Ultra Short Bond Fund	$2,041,376	$—
Sterling Capital Short Duration Bond Fund	39,854,148	51,407,774
Sterling Capital Intermediate U.S. Government Fund	3,133,612	1,103,426
Sterling Capital Total Return Bond Fund	347,946,527	222,105,787
Sterling Capital Long Duration Corporate Bond Fund	3,619,641	2,379,942
Sterling Capital Quality Income Fund	24,558,051	2,358,907

4.	Related Party Transactions:

Under the terms of the investment advisory agreement, Sterling Capital is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital’s waived investment advisory fees are included on the Statements of Operations as “Less expenses waived by the Investment Advisor.” Information regarding these transactions is as follows for the fiscal year ended September 30, 2023:

	Prior to February 1, 2023			Effective February 1, 2023
		Fee Rate after			Fee Rate after
	Contractual	Contractual		Contractual	Contractual
	Fee Rate	Waivers		Fee Rate	Waivers
Sterling Capital Behavioral Large Cap Value Equity Fund	0.45%	0.45%		0.45%	0.45	%(1)
Sterling Capital Mid Value Fund	0.60%	0.60%		0.60%	0.60	%(1)
Sterling Capital Behavioral Small Cap Value Equity Fund	0.60%	0.60%		0.60%	0.60%
Sterling Capital Special Opportunities Fund	0.65%	0.65%		0.65%	0.65%
Sterling Capital Equity Income Fund	0.55%	0.55%		0.55%	0.55%
Sterling Capital Behavioral International Equity Fund	0.40%	0.40%		0.40%	0.40%
Sterling Capital SMID Opportunities Fund	0.70%	0.70%		0.70%	0.70%
Sterling Capital Mid Cap Relative Value Fund	0.60%	0.60%		0.60%	0.60%
Sterling Capital Real Estate Fund	0.58%	0.58%		0.58%	0.58%
Sterling Capital Small Cap Value Fund	0.75%	0.75%		0.75%	0.75	%(1)
Sterling Capital Ultra Short Bond Fund	0.20%	0.20%		0.20%	0.20%
Sterling Capital Short Duration Bond Fund	0.20%	0.20%		0.20%	0.20%
Sterling Capital Intermediate U.S. Government Fund	0.32%	0.32%		0.32%	0.32%
Sterling Capital Total Return Bond Fund	0.25%	0.25%		0.25%	0.25%
Sterling Capital Long Duration Corporate Bond Fund	0.25%	0.25%		0.25%	0.25%
Sterling Capital Quality Income Fund	0.35%	0.31	%(2)	0.35%	0.31	%(3)
Sterling Capital North Carolina Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital South Carolina Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35	%(1)
Sterling Capital Virginia Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital West Virginia Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%

(1)	For all or a portion of the year ended September 30, 2023, Sterling Capital voluntarily waived and/or reimbursed certain expenses of the Funds. Voluntary waivers and reimbursements of expenses may be discontinued at any time.

(2)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2022 through January 31, 2023.

(3)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2023 through January 31, 2024.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

For the following Funds, Sterling Capital has contractually agreed to waive its investment advisory fees, pay Fund operating expenses, and/or reimburse fees or expenses, in order to limit expenses of the shares based on average daily net assets, excluding interest, taxes, acquired funds fees and extraordinary expenses. The expense limitations for the periods February 1, 2022 through January 31, 2023 and February 1, 2023 through January 31, 2024 are as follows:

	Effective February 1, 2023
	Class A	Class C	Institutional	Class R6
Sterling Capital SMID Opportunities Fund	1.04%	1.79%	0.79%	–%
Sterling Capital Ultra Short Bond Fund	0.52%	–%	0.27%	–%
Sterling Capital Short Duration Bond Fund	0.68%	1.43%	0.43%	0.43%
Sterling Capital Intermediate U.S. Government Fund	0.75%	1.50%	0.50%	–%
Sterling Capital Total Return Bond Fund	0.70%	1.45%	0.45%	0.45%
Sterling Capital Long Duration Corporate Bond Fund	0.70%	1.45%	0.45%	0.45%

	Prior to February 1, 2023
	Class A	Class C	Institutional	Class R6
Sterling Capital SMID Opportunities Fund	1.04%	1.79%	0.79%	–%
Sterling Capital Ultra Short Bond Fund	0.52%	–%	0.27%	–%
Sterling Capital Intermediate U.S. Government Fund	0.75%	1.50%	0.50%	–%
Sterling Capital Total Return Bond Fund	0.70%	1.45%	0.45%	0.45%
Sterling Capital Long Duration Corporate Bond Fund	0.70%	1.45%	0.45%	0.45%

For the following Funds, Sterling Capital has contractually agreed to waive its administrative fees, pay Fund operating expenses, and/or reimburse a Fund the following levels with respect to the Funds' Class R6 Shares, effective for the period February 1, 2023 through January 31, 2024:

Effective February 1, 2023
Sterling Capital Behavioral Large Cap Value Equity Fund	0.07%
Sterling Capital Mid Value Fund	0.08%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.06%
Sterling Capital Special Opportunities Fund	0.09%
Sterling Capital Equity Income Fund	0.10%
Sterling Capital Behavioral International Equity Fund	0.05%
Sterling Capital Real Estate Fund	0.07%
Sterling Capital Small Cap Value Fund	0.10%
Sterling Capital Short Duration Bond Fund	0.09%
Sterling Capital Total Return Bond Fund	0.10%
Sterling Capital Long Duration Corporate Bond Fund	0.09%

For the following Funds, Sterling Capital contractually agreed to waive its administrative fees, pay Fund operating expenses, and/or reimburse a Fund the following levels with respect to the Funds' Class R6 Shares, effective for the period February 1, 2022 to January 31, 2023:

Prior to February 1, 2023
Sterling Capital Behavioral Large Cap Value Equity Fund	0.06%
Sterling Capital Mid Value Fund	0.09%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.05%
Sterling Capital Special Opportunities Fund	0.08%
Sterling Capital Equity Income Fund	0.10%
Sterling Capital Behavioral International Equity Fund	0.05%
Sterling Capital Real Estate Fund	0.09%
Sterling Capital Small Cap Value Fund	0.10%
Sterling Capital Short Duration Bond Fund	0.09%
Sterling Capital Total Return Bond Fund	0.10%
Sterling Capital Long Duration Corporate Bond Fund	0.09%

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds, at a rate of 0.1075% on the first $3.5 billion of average net assets, 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, The Bank of New York Mellon (“the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, The Bank of New York Mellon is entitled to a fee payable by Sterling Capital. The Bank of New York Mellon also serves as the Funds’ fund accountant and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees.”

BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s base salary and incentive pay. As a result, the CCO fee paid by the Funds is only part of the total compensation received by the CCO. Expenses incurred are reflected on the Statements of Operations as “Compliance Service Fees.”

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, LLC (the “Distributor”) serves as distributor to the Funds pursuant to an underwriting agreement. The Plan provides for payments to the Distributor of up to 0.25% and 1.00% of the average daily net assets of the Class A Shares and Class C Shares, respectively. In addition, the Distributor is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the fiscal year ended September 30, 2023, the Distributor received $125,679 from commissions earned on sales of shares of the Variable Net Asset Value Funds. The Distributor does not retain commissions for profit. These commissions and fees may be used by the Distributor to pay banks, broker dealers and other institutions, including affiliates of the Advisor.

The Advisor and/or its affiliates may pay out of their own assets (and not as an additional charge to a fund) compensation to selected affiliated and unaffiliated brokers, dealers and other financial intermediaries in connection with the sale and distribution of the shares and/or the retention and/or servicing of Fund investors and Fund shares. These payments, sometimes referred to as “revenue sharing” payments are payments over and above any sales charges (including Rule 12b-1 fees) and service fees paid by the Funds. The amount of these payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial advisors. Receipt of, or the prospect of receiving, this additional compensation may influence your financial intermediary’s recommendation of a Fund or of a particular share class of a Fund. Commissions and finder’s fees financed by the Advisor and paid by the Distributor to affiliated broker-dealers during the fiscal year ended September 30, 2023 were $2,198.

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $100,000 plus $7,500 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $1,500 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $1,500 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Committee meeting fees are only paid when such Committee meetings are not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board receives additional compensation at the annual rate of $24,000, the Audit Committee Chairman receives additional compensation at the annual rate of $18,000, and the Chairman of the Nominations Committee receives additional compensation at the annual rate of $7,500. The fees are allocated across the Trust based upon relative net assets.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

5.	Capital Transactions:

Transactions in Class A, Class C, Institutional, Class R and Class R6 Shares were:

	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A	Shares	Amount	Shares	Amount
Issued	32,971	$733,762	46,240	$1,131,180
Reinvested	20,188	462,091	19,445	445,439
Redeemed	(108,548)	(2,527,759)	(135,501)	(3,192,006)
Total	(55,389)	$(1,331,906)	(69,816)	$(1,615,387)

Sterling Capital Behavioral Large Cap Value Equity Fund
Class C	Shares	Amount	Shares	Amount
Issued	163	$3,600	406	$9,304
Reinvested	136	2,993	116	2,568
Redeemed	(455)	(10,138)	(1,675)	(37,798)
Total	(156)	$(3,545)	(1,153)	$(25,926)

Sterling Capital Behavioral Large Cap Value Equity Fund
Institutional	Shares	Amount	Shares	Amount
Issued	7,059	$163,309	17,254	$420,545
Reinvested	934	21,558	1,262	29,327
Redeemed	(24,806)	(567,740)	(25,384)	(605,648)
Total	(16,813)	$(382,873)	(6,868)	$(155,776)

Sterling Capital Behavioral Large Cap Value Equity Fund
Class R6	Shares	Amount	Shares	Amount
Issued	18,624	$424,649	—	$—
Reinvested	313	7,233	1	12
Redeemed	(4,844)	(115,111)	—	—
Total	14,093	$316,771	1	$12

Sterling Capital Mid Value Fund
Class A	Shares	Amount	Shares	Amount
Issued	72,651	$1,034,837	34,712	$658,109
Reinvested	201,671	2,891,666	92,289	1,765,483
Redeemed	(166,854)	(2,474,158)	(167,340)	(3,144,157)
Total	107,468	$1,452,345	(40,339)	$(720,565)

Sterling Capital Mid Value Fund
Class C	Shares	Amount	Shares	Amount
Issued	6,130	$68,584	5,521	$90,828
Reinvested	8,974	101,407	5,296	83,888
Redeemed	(19,541)	(226,977)	(38,319)	(621,246)
Total	(4,437)	$(56,986)	(27,502)	$(446,530)

Sterling Capital Mid Value Fund
Institutional	Shares	Amount	Shares	Amount
Issued	107,820	$1,639,360	50,140	$961,643
Reinvested	315,482	4,680,585	197,808	3,889,195
Redeemed	(491,134)	(7,628,157)	(899,900)	(17,335,085)
Total	(67,832)	$(1,308,212)	(651,952)	$(12,484,247)

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

	For the Year Ended		For the Year Ended
	September 30, 2023		September 30, 2022
Sterling Capital Mid Value Fund
Class R(1)	Shares	Amount	Shares	Amount
Issued	—	$—	2	$45
Redeemed	—	—	(430)	(8,727)
Total	—	$—	(428)	$(8,682)

Sterling Capital Mid Value Fund
Class R6	Shares	Amount	Shares	Amount
Issued	20,796	$352,676	—	$—
Reinvested	3,942	58,604	3	52
Redeemed	(8,553)	(127,455)	(12,148)	(245,375)
Total	16,185	$283,825	(12,145)	$(245,323)

Sterling Capital Behavioral Small Cap Value Equity Fund
Class A	Shares	Amount	Shares	Amount
Issued	14,873	$250,506	19,604	$404,596
Reinvested	3,580	60,271	36,543	677,365
Redeemed	(56,495)	(954,837)	(55,067)	(1,066,272)
Total	(38,042)	$(644,060)	1,080	$15,689

Sterling Capital Behavioral Small Cap Value Equity Fund
Class C	Shares	Amount	Shares	Amount
Issued	—	$—	4,739	$94,858
Reinvested	5	88	196	3,421
Redeemed	(283)	(4,531)	(4,983)	(100,534)
Total	(278)	$(4,443)	(48)	$(2,255)

Sterling Capital Behavioral Small Cap Value Equity Fund
Institutional	Shares	Amount	Shares	Amount
Issued	270,026	$4,511,127	278,012	$5,512,268
Reinvested	7,506	127,032	70,757	1,330,352
Redeemed	(579,029)	(9,947,584)	(456,563)	(8,495,763)
Total	(301,497)	$(5,309,425)	(107,794)	$(1,653,143)

Sterling Capital Behavioral Small Cap Value Equity Fund
Class R(1)	Shares	Amount	Shares	Amount
Issued	—	$—	45	$892
Redeemed	—	—	(13,648)	(287,327)
Total	—	$—	(13,603)	$(286,435)

Sterling Capital Behavioral Small Cap Value Equity Fund
Class R6	Shares	Amount	Shares	Amount
Issued	5,943,445	$97,000,000	—	$—
Reinvested	97,722	1,655,217	470,794	8,845,595
Redeemed	(2,783,252)	(47,294,125)	(3,419,302)	(60,098,000)
Total	3,257,915	$51,361,092	(2,948,508)	$(51,252,405)

Sterling Capital Special Opportunities Fund
Class A	Shares	Amount	Shares	Amount
Issued	353,053	$8,941,236	606,260	$17,829,825
Reinvested	861,988	20,592,897	1,303,455	40,511,385
Redeemed	(2,055,258)	(51,968,950)	(1,374,958)	(40,078,119)
Total	(840,217)	$(22,434,817)	534,757	$18,263,091

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

	For the Year Ended		For the Year Ended
	September 30, 2023		September 30, 2022
Sterling Capital Special Opportunities Fund
Class C	Shares	Amount	Shares	Amount
Issued	37,771	$696,384	89,122	$2,036,385
Reinvested	168,823	2,961,163	322,106	7,608,160
Redeemed	(652,168)	(12,051,902)	(753,972)	(16,707,907)
Total	(445,574)	$(8,394,355)	(342,744)	$(7,063,362)

Sterling Capital Special Opportunities Fund
Institutional	Shares	Amount	Shares	Amount
Issued	534,469	$14,709,581	1,442,213	$44,693,075
Reinvested	333,115	8,614,366	595,100	19,846,598
Redeemed	(2,612,726)	(71,532,067)	(1,587,962)	(49,527,313)
Total	(1,745,142)	$(48,208,120)	449,351	$15,012,360

Sterling Capital Special Opportunities Fund
Class R(1)	Shares	Amount	Shares	Amount
Redeemed	—	$—	(42)	$(1,476)
Total	—	$—	(42)	$(1,476)

Sterling Capital Special Opportunities Fund
Class R6	Shares	Amount	Shares	Amount
Issued	573,350	$15,460,935	103,983	$3,118,518
Reinvested	31,490	813,070	4,709	156,652
Redeemed	(440,049)	(11,996,873)	(219,268)	(6,682,445)
Total	164,791	$4,277,132	(110,576)	$(3,407,275)

Sterling Capital Equity Income Fund
Class A	Shares	Amount	Shares	Amount
Issued	984,966	$25,427,867	1,659,576	$45,526,877
Reinvested	1,203,098	31,261,542	452,265	12,426,367
Redeemed	(2,577,021)	(66,440,114)	(2,456,046)	(66,942,929)
Total	(388,957)	$(9,750,705)	(344,205)	$(8,989,685)

Sterling Capital Equity Income Fund
Class C	Shares	Amount	Shares	Amount
Issued	369,914	$9,458,771	505,892	$13,683,057
Reinvested	186,653	4,803,829	64,446	1,767,152
Redeemed	(662,296)	(16,869,133)	(960,780)	(25,958,673)
Total	(105,729)	$(2,606,533)	(390,442)	$(10,508,464)

Sterling Capital Equity Income Fund
Institutional	Shares	Amount	Shares	Amount
Issued	8,533,860	$220,305,302	14,791,804	$404,461,160
Reinvested	3,768,314	98,245,042	1,584,767	43,629,829
Redeemed	(21,471,513)	(557,919,043)	(16,918,132)	(463,156,528)
Total	(9,169,339)	$(239,368,699)	(541,561)	$(15,065,539)

Sterling Capital Equity Income Fund
Class R(1)	Shares	Amount	Shares	Amount
Issued	—	$—	49	$1,324
Redeemed	—	—	(51,591)	(1,463,090)
Total	—	$—	(51,542)	$(1,461,766)

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

	For the Year Ended		For the Year Ended
	September 30, 2023		September 30, 2022
Sterling Capital Equity Income Fund
Class R6	Shares	Amount	Shares	Amount
Issued	2,137,177	$56,196,619	947,393	$25,720,185
Reinvested	147,103	3,836,686	39,528	1,087,391
Redeemed	(1,142,384)	(29,650,021)	(776,741)	(21,379,957)
Total	1,141,896	$30,383,284	210,180	$5,427,619

Sterling Capital Behavioral International Equity Fund
Class A	Shares	Amount	Shares	Amount
Issued	5,754	$49,383	2,046	$18,619
Reinvested	1,170	9,712	1,867	17,718
Redeemed	(9,896)	(88,366)	(10,509)	(91,568)
Total	(2,972)	$(29,271)	(6,596)	$(55,231)

Sterling Capital Behavioral International Equity Fund
Class C	Shares	Amount	Shares	Amount
Issued	—	$—	21	$204
Reinvested	26	215	198	1,876
Redeemed	(3,283)	(27,340)	(1)	(11)
Total	(3,257)	$(27,125)	218	$2,069

Sterling Capital Behavioral International Equity Fund
Institutional	Shares	Amount	Shares	Amount
Issued	4,057	$35,841	2,560	$25,610
Reinvested	2,167	17,962	3,309	31,374
Redeemed	(885)	(6,673)	(4,377)	(41,267)
Total	5,339	$47,130	1,492	$15,717

Sterling Capital Behavioral International Equity Fund
Class R6	Shares	Amount	Shares	Amount
Issued	—	$—	4,583,206	$36,024,000
Reinvested	441,954	3,663,801	422,301	4,003,413
Redeemed	(1,578,946)	(15,110,526)	—	—
Total	(1,136,992)	$(11,446,725)	5,005,507	$40,027,413

Sterling Capital SMID Opportunities Fund
Class A	Shares	Amount	Shares	Amount
Issued	24,779	$300,280	1,379	$20,967
Reinvested	31,763	377,351	25,841	404,670
Redeemed	(146,582)	(1,772,918)	(38,609)	(581,509)
Total	(90,040)	$(1,095,287)	(11,389)	$(155,872)

Sterling Capital SMID Opportunities Fund
Class C	Shares	Amount	Shares	Amount
Issued	—	$—	147	$2,200
Reinvested	4,213	47,518	8,069	121,527
Redeemed	(47,917)	(550,591)	(47,327)	(655,388)
Total	(43,704)	$(503,073)	(39,111)	$(531,661)

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

	For the Year Ended		For the Year Ended
	September 30, 2023		September 30, 2022
Sterling Capital SMID Opportunities Fund
Institutional	Shares	Amount	Shares	Amount
Issued	20,213	$248,271	11,805	$164,466
Reinvested	23,110	279,169	22,884	362,713
Redeemed	(140,326)	(1,709,032)	(82,782)	(1,189,986)
Total	(97,003)	$(1,181,592)	(48,093)	$(662,807)

Sterling Capital Mid Cap Relative Value Fund
Class A	Shares	Amount	Shares	Amount
Issued	1,105	$70,897	1,205	$93,445
Reinvested	979	59,122	354	27,374
Redeemed	(626)	(38,144)	(174)	(11,811)
Total	1,458	$91,875	1,385	$109,008

Sterling Capital Mid Cap Relative Value Fund
Class C	Shares	Amount	Shares	Amount
Issued	—	$—	9	$729
Reinvested	9	513	3	250
Redeemed	(2)	(139)	—	—
Total	7	$374	12	$979

Sterling Capital Mid Cap Relative Value Fund
Institutional	Shares	Amount	Shares	Amount
Issued	36,764	$2,346,775	2,488	$200,026
Reinvested	112,501	6,851,053	59,267	4,619,348
Redeemed	(165,476)	(10,809,780)	(175,326)	(13,768,737)
Total	(16,211)	$(1,611,952)	(113,571)	$(8,949,363)

Sterling Capital Real Estate Fund
Class A	Shares	Amount	Shares	Amount
Issued	106	$3,607	4,917	$226,188
Reinvested	1,474	51,152	1,086	50,199
Redeemed	(4,012)	(143,637)	(2,372)	(107,946)
Total	(2,432)	$(88,878)	3,631	$168,441

Sterling Capital Real Estate Fund
Class C	Shares	Amount	Shares	Amount
Issued	—	$—	357	$15,117
Reinvested	277	9,525	270	12,595
Redeemed	(398)	(13,902)	(999)	(43,125)
Total	(121)	$(4,377)	(372)	$(15,413)

Sterling Capital Real Estate Fund
Institutional	Shares	Amount	Shares	Amount
Issued	52,990	$1,898,800	129,299	$5,914,197
Reinvested	161,021	5,599,784	147,479	6,869,233
Redeemed	(394,394)	(13,981,350)	(243,219)	(10,740,629)
Total	(180,383)	$(6,482,766)	33,559	$2,042,801

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

	For the Year Ended		For the Year Ended
	September 30, 2023		September 30, 2022
Sterling Capital Real Estate Fund
Class R6	Shares	Amount	Shares	Amount
Issued	31,232	$1,093,590	137	$6,214
Reinvested	151	5,280	30	1,363
Redeemed	(3,711)	(132,170)	(7)	(335)
Total	27,672	$966,700	160	$7,242

Sterling Capital Small Cap Value Fund
Class A	Shares	Amount	Shares	Amount
Issued	8,883	$489,174	4,726	$334,374
Reinvested	10,750	545,786	9,538	698,451
Redeemed	(11,449)	(621,971)	(13,308)	(911,984)
Total	8,184	$412,989	956	$120,841

Sterling Capital Small Cap Value Fund
Class C	Shares	Amount	Shares	Amount
Issued	2,787	$139,061	981	$77,427
Reinvested	1,748	81,839	1,371	94,969
Redeemed	(872)	(40,199)	(1,163)	(70,198)
Total	3,663	$180,701	1,189	$102,198

Sterling Capital Small Cap Value Fund
Institutional	Shares	Amount	Shares	Amount
Issued	330,448	$18,021,758	391,138	$27,467,186
Reinvested	1,365,585	70,212,133	1,184,084	87,493,753
Redeemed	(2,751,679)	(150,715,997)	(1,712,853)	(121,143,954)
Total	(1,055,646)	$(62,482,106)	(137,631)	$(6,183,015)

Sterling Capital Small Cap Value Fund
Class R6	Shares	Amount	Shares	Amount
Issued	55,662	$3,411,842	12,771	$1,180,452
Reinvested	18,696	964,477	13,254	981,746
Redeemed	(19,265)	(1,044,595)	(4,736)	(309,808)
Total	55,093	$3,331,724	21,289	$1,852,390

Sterling Capital Ultra Short Bond Fund
Class A	Shares	Amount	Shares	Amount
Issued	1,013,004	$9,755,362	684,394	$6,634,652
Reinvested	20,764	200,059	7,902	76,086
Redeemed	(1,181,554)	(11,387,919)	(688,452)	(6,646,022)
Total	(147,786)	$(1,432,498)	3,844	$64,716

Sterling Capital Ultra Short Bond Fund
Institutional	Shares	Amount	Shares	Amount
Issued	818,258	$7,864,700	830,884	$8,056,006
Reinvested	85,981	829,040	28,033	270,205
Redeemed	(596,108)	(5,744,021)	(2,060,051)	(19,885,016)
Total	308,131	$2,949,719	(1,201,134)	$(11,558,805)

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

	For the Year Ended		For the Year Ended
	September 30, 2023		September 30, 2022
Sterling Capital Short Duration Bond Fund
Class A	Shares	Amount	Shares	Amount
Issued	67,266	$546,358	113,065	$948,671
Reinvested	10,414	84,865	7,822	65,491
Redeemed	(134,723)	(1,097,421)	(176,507)	(1,490,110)
Total	(57,043)	$(466,198)	(55,620)	$(475,948)

Sterling Capital Short Duration Bond Fund
Class C	Shares	Amount	Shares	Amount
Issued	—	$—	7,148	$61,238
Reinvested	822	6,701	1,085	9,111
Redeemed	(17,062)	(138,656)	(71,447)	(596,567)
Total	(16,240)	$(131,955)	(63,214)	$(526,218)

Sterling Capital Short Duration Bond Fund
Institutional	Shares	Amount	Shares	Amount
Issued	6,299,295	$50,998,857	6,167,118	$51,425,144
Reinvested	363,359	2,961,393	259,645	2,177,983
Redeemed	(6,214,972)	(50,629,861)	(14,800,334)	(125,027,654)
Total	447,682	$3,330,389	(8,373,571)	$(71,424,527)

Sterling Capital Short Duration Bond Fund
Class R6	Shares	Amount	Shares	Amount
Issued	241,027	$1,957,519	1,689,426	$13,901,832
Reinvested	3,306	26,953	2,675	22,430
Redeemed	(781,086)	(6,360,338)	(2,936,346)	(24,665,403)
Total	(536,753)	$(4,375,866)	(1,244,245)	$(10,741,141)

Sterling Capital Intermediate U.S. Government Fund
Class A	Shares	Amount	Shares	Amount
Issued	3,927	$33,721	36,203	$324,650
Reinvested	7,160	61,234	6,250	57,448
Redeemed	(43,903)	(376,040)	(50,390)	(469,204)
Total	(32,816)	$(281,085)	(7,937)	$(87,106)

Sterling Capital Intermediate U.S. Government Fund
Class C	Shares	Amount	Shares	Amount
Issued	10,001	$86,513	862	$7,852
Reinvested	266	2,275	162	1,486
Redeemed	(7,131)	(61,821)	(2,115)	(19,760)
Total	3,136	$26,967	(1,091)	$(10,422)

Sterling Capital Intermediate U.S. Government Fund
Institutional	Shares	Amount	Shares	Amount
Issued	10,714	$91,264	22,141	$209,755
Reinvested	43,893	375,457	37,759	347,206
Redeemed	(12,519)	(107,421)	(108,728)	(1,016,935)
Total	42,088	$359,300	(48,828)	$(459,974)

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

	For the Year Ended		For the Year Ended
	September 30, 2023		September 30, 2022
Sterling Capital Total Return Bond Fund
Class A	Shares	Amount	Shares	Amount
Issued	878,957	$8,107,142	568,993	$5,770,503
Reinvested	154,919	1,425,366	153,923	1,585,238
Redeemed	(1,001,035)	(9,209,698)	(980,344)	(9,989,308)
Total	32,841	$322,810	(257,428)	$(2,633,567)

Sterling Capital Total Return Bond Fund
Class C	Shares	Amount	Shares	Amount
Issued	25,171	$230,638	14,863	$142,332
Reinvested	7,292	67,188	9,643	100,354
Redeemed	(87,824)	(809,081)	(128,754)	(1,299,716)
Total	(55,361)	$(511,255)	(104,248)	$(1,057,030)

Sterling Capital Total Return Bond Fund
Institutional	Shares	Amount	Shares	Amount
Issued	22,299,483	$204,623,107	28,562,197	$288,645,267
Reinvested	1,818,563	16,745,047	2,195,969	22,708,317
Redeemed	(31,653,420)	(290,907,707)	(48,063,346)	(485,151,551)
Total	(7,535,374)	$(69,539,553)	(17,305,180)	$(173,797,967)

Sterling Capital Total Return Bond Fund
Class R(1)	Shares	Amount	Shares	Amount
Issued	—	$—	10	$106
Reinvested	—	—	4	50
Redeemed	—	—	(3,148)	(34,409)
Total	—	$—	(3,134)	$(34,253)

Sterling Capital Total Return Bond Fund
Class R6	Shares	Amount	Shares	Amount
Issued	16,189,324	$148,974,434	7,524,078	$76,320,934
Reinvested	783,248	7,205,165	744,467	7,668,378
Redeemed	(12,545,363)	(115,861,889)	(14,521,917)	(146,863,772)
Total	4,427,209	$40,317,710	(6,253,372)	$(62,874,460)

Sterling Capital Long Duration Corporate Bond Fund
Class A	Shares	Amount	Shares	Amount
Issued	2,295	$16,309	4,724	$41,419
Reinvested	2,324	16,105	8,067	73,146
Redeemed	(22,668)	(156,941)	(7,184)	(68,634)
Total	(18,049)	$(124,527)	5,607	$45,931

Sterling Capital Long Duration Corporate Bond Fund
Class C	Shares	Amount	Shares	Amount
Issued	—	$—	1,970	$20,383
Reinvested	13	88	272	2,523
Redeemed	(12)	(83)	(2,196)	(18,182)
Total	1	$5	46	$4,724

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

	For the Year Ended		For the Year Ended
	September 30, 2023		September 30, 2022
Sterling Capital Long Duration Corporate Bond Fund
Institutional	Shares	Amount	Shares	Amount
Issued	149,095	$1,096,226	3,366,560	$30,840,102
Reinvested	2,332	16,181	15,196	139,838
Redeemed	(98,415)	(686,794)	(3,986,777)	(35,579,918)
Total	53,012	$425,613	(605,021)	$(4,599,978)

Sterling Capital Long Duration Corporate Bond Fund
Class R6	Shares	Amount	Shares	Amount
Issued	1,205,511	$8,413,006	3,467,165	$30,642,201
Reinvested	177,658	1,227,995	83,904	637,292
Redeemed	(68,995)	(497,450)	(147,782)	(1,081,915)
Total	1,314,174	$9,143,551	3,403,287	$30,197,578

Sterling Capital Quality Income Fund
Class A	Shares	Amount	Shares	Amount
Issued	13	$118	1,274	$12,275
Reinvested	100	880	64	603
Redeemed	(51)	(467)	(623)	(5,743)
Total	62	$531	715	$7,135

Sterling Capital Quality Income Fund
Class C	Shares	Amount	Shares	Amount
Issued	—	$—	22	$210
Reinvested	6	57	4	38
Redeemed	(12)	(107)	(47)	(427)
Total	(6)	$(50)	(21)	$(179)

Sterling Capital Quality Income Fund
Institutional	Shares	Amount	Shares	Amount
Issued	1,883,270	$16,671,733	3,973,722	$38,036,962
Reinvested	143,396	1,266,409	75,495	707,963
Redeemed	(656,768)	(5,827,260)	(1,390,930)	(13,070,271)
Total	1,369,898	$12,110,882	2,658,287	$25,674,654

Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A	Shares	Amount	Shares	Amount
Issued	232,766	$2,364,985	946,008	$9,544,746
Reinvested	38,094	383,788	31,519	328,466
Redeemed	(489,022)	(4,993,925)	(1,316,412)	(13,546,019)
Total	(218,162)	$(2,245,152)	(338,885)	$(3,672,807)

Sterling Capital North Carolina Intermediate Tax-Free Fund
Class C	Shares	Amount	Shares	Amount
Issued	6,226	$63,000	44,930	$452,133
Reinvested	1,342	13,514	874	9,093
Redeemed	(24,557)	(248,991)	(70,301)	(730,351)
Total	(16,989)	$(172,477)	(24,497)	$(269,125)

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

	For the Year Ended		For the Year Ended
	September 30, 2023		September 30, 2022
Sterling Capital North Carolina Intermediate Tax-Free Fund
Institutional	Shares	Amount	Shares	Amount
Issued	3,606,451	$36,449,589	5,558,068	$57,292,898
Reinvested	145,502	1,465,451	103,330	1,075,095
Redeemed	(5,257,377)	(52,892,072)	(6,835,815)	(70,876,736)
Total	(1,505,424)	$(14,977,032)	(1,174,417)	$(12,508,743)

Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A	Shares	Amount	Shares	Amount
Issued	42,487	$441,326	24,937	$275,190
Reinvested	11,378	119,001	12,192	132,564
Redeemed	(115,609)	(1,211,789)	(331,419)	(3,618,340)
Total	(61,744)	$(651,462)	(294,290)	$(3,210,586)

Sterling Capital South Carolina Intermediate Tax-Free Fund
Class C	Shares	Amount	Shares	Amount
Issued	—	$—	5,318	$56,000
Reinvested	288	3,009	237	2,576
Redeemed	(7,130)	(75,053)	(25,264)	(275,848)
Total	(6,842)	$(72,044)	(19,709)	$(217,272)

Sterling Capital South Carolina Intermediate Tax-Free Fund
Institutional	Shares	Amount	Shares	Amount
Issued	893,718	$9,330,273	533,396	$5,808,595
Reinvested	31,624	328,340	35,364	381,384
Redeemed	(1,448,154)	(15,014,893)	(3,509,711)	(37,859,600)
Total	(522,812)	$(5,356,280)	(2,940,951)	$(31,669,621)

Sterling Capital Virginia Intermediate Tax-Free Fund
Class A	Shares	Amount	Shares	Amount
Issued	11,270	$125,094	120,530	$1,339,229
Reinvested	16,896	186,447	16,863	192,590
Redeemed	(288,559)	(3,170,891)	(266,302)	(3,018,698)
Total	(260,393)	$(2,859,350)	(128,909)	$(1,486,879)

Sterling Capital Virginia Intermediate Tax-Free Fund
Class C	Shares	Amount	Shares	Amount
Issued	494	$5,480	707	$8,194
Reinvested	13	138	18	204
Redeemed	(1,509)	(16,775)	(3,966)	(46,102)
Total	(1,002)	$(11,157)	(3,241)	$(37,704)

Sterling Capital Virginia Intermediate Tax-Free Fund
Institutional	Shares	Amount	Shares	Amount
Issued	939,916	$10,401,968	2,110,606	$23,627,116
Reinvested	9,499	104,824	10,715	122,402
Redeemed	(2,397,176)	(26,375,457)	(1,336,270)	(15,156,212)
Total	(1,447,761)	$(15,868,665)	785,051	$8,593,306

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A	Shares	Amount	Shares	Amount
Issued	1,022,283	$9,682,418	986,569	$9,399,791
Reinvested	33,870	317,681	28,268	277,047
Redeemed	(1,354,284)	(12,726,839)	(1,097,767)	(10,395,528)
Total	(298,131)	$(2,726,740)	(82,930)	$(718,690)

Sterling Capital West Virginia Intermediate Tax-Free Fund
Class C	Shares	Amount	Shares	Amount
Reinvested	15	$140	21	$199
Redeemed	(2,290)	(21,706)	(1)	(9)
Total	(2,275)	$(21,566)	20	$190

Sterling Capital West Virginia Intermediate Tax-Free Fund
Institutional	Shares	Amount	Shares	Amount
Issued	629,358	$5,951,282	1,477,300	$14,410,877
Reinvested	22,627	212,819	21,651	210,969
Redeemed	(1,057,078)	(9,922,418)	(1,277,968)	(12,359,284)
Total	(405,093)	$(3,758,317)	220,983	$2,262,562

(1)	Effective November 15, 2021 (the “Conversion Date”), all outstanding Class R shares were converted into Class A shares (the “Class Conversions”). The Class Conversions were completed based on the share classes’ relative net asset values on the Conversion Date, without the imposition of any fees or expenses, such that each Class R shareholder received Class A shares having the same aggregate value as the Class R shares held.

6.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

7.	Focused Investment Risk:

Focused Investment Risk relates to investments focused in asset classes, countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated that are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

8.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Trust, pursuant to an umbrella credit agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Trust to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreement, an aggregate uncommitted amount of $100,000,000 has been made available for use by all Funds of the Trust for shareholder liquidations only. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreement will expire on March 25, 2024. During the fiscal year ended September 30, 2023, each of the following Funds utilized its line of credit:

	Average Interest Rate	Average Loan Balance*	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed
Sterling Capital Behavioral Small Cap Value Equity Fund	6.25%	$16,179,000	1	$2,809	$16,179,000
Sterling Capital Equity Income Fund	5.00%	1,941,000	3	809	1,941,000
Sterling Capital Behavioral International Equity Fund	6.25%	13,695,000	1	2,378	13,695,000
Sterling Capital SMID Opportunities Fund	4.88%	77,500	2	23	141,000
Sterling Capital Small Cap Value Fund	5.10%	3,908,250	8	4,347	8,106,000
Sterling Capital Short Duration Bond Fund	6.50%	7,095,200	5	–	18,500,000
Sterling Capital Total Return Bond Fund	4.25%	23,816,000	1	2,812	23,816,000
Sterling Capital Virginia Intermediate Tax-Free Fund	5.50%	50,000	3	23	50,000
Sterling Capital West Virginia Intermediate Tax-Free Fund	5.75%	7,871,000	4	5,029	7,871,000

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

*	Average loan balance was calculated by taking the sum of the loans outstanding for each day divided by the number of days the loans were outstanding.

9.	Fund Ownership:

As of September 30, 2023, Truist and its affiliates possessed, on behalf of its underlying accounts, voting or investment power with respect to the following Funds in the following amounts: 87% of the Behavioral Small Cap Value Equity Fund, 99% of the Behavioral International Equity Fund and 40% of the Ultra Short Bond Fund. As a result, Truist may be deemed to be a “controlling person” of each of the above mentioned Funds under the 1940 Act. Additionally, one non-affiliated shareholder, owning 81%, held more than 25% of the shares outstanding of the Intermediate U.S. Government Fund and may be deemed to control this Fund.

10.	Federal Tax Information:

It is the policy of each Fund to continue to qualify as a regulated investment company as defined in the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the applicable provisions of the Code and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required in the Funds’ financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the year, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax was required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Capital losses are permitted to be carried forward without expiration. Such capital losses will retain their character as either short-term or long-term capital losses.

At September 30, 2023, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Code and the Treasury regulations:

	Amount With No Expiration
	Short-term Losses	Long-term Losses
Sterling Capital Behavioral Large Cap Value Equity Fund	$(16,228,571)	$—
Sterling Capital Behavioral Small Cap Value Equity Fund	(20,176)	—
Sterling Capital Behavioral International Equity Fund	(12,342,667)	—
Sterling Capital Ultra Short Bond Fund	(196,332)	(1,060,036)
Sterling Capital Short Duration Bond Fund	(1,843,189)	(7,194,262)
Sterling Capital Intermediate U.S. Government Fund	(390,931)	(1,004,330)
Sterling Capital Total Return Bond Fund	(14,480,537)	(39,178,107)
Sterling Capital Long Duration Corporate Bond Fund	(617,731)	—
Sterling Capital Quality Income Fund	(1,908,273)	(757,232)
Sterling Capital North Carolina Intermediate Tax-Free Fund	(2,181,112)	(2,079,545)
Sterling Capital South Carolina Intermediate Tax-Free Fund	(106,324)	(416,338)
Sterling Capital Virginia Intermediate Tax-Free Fund	(600,324)	(714,221)
Sterling Capital West Virginia Intermediate Tax-Free Fund	(39,613)	(1,017,988)

Capital loss carryforwards utilized in the current year were as follows:

Utilized Capital Loss Carryforwards
Sterling Capital Behavioral Large Cap Value Equity Fund	$606,583

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

The character of income and gains distributed is determined in accordance with the Code and the Treasury regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., redemptions in-kind, net operating losses and equalization utilized), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

	Increase/ (Decrease) Paid-in-Capital	Increase/ (Decrease) Distributable Earnings
Sterling Capital Mid Value Fund	$198,967	$(198,967)
Sterling Capital Behavioral Small Cap Value Equity Fund	27,824	(27,824)
Sterling Capital Special Opportunities Fund	5,947,276	(5,947,276)
Sterling Capital Equity Income Fund	21,595,258	(21,595,258)
Sterling Capital SMID Opportunities Fund	347,768	(347,768)
Sterling Capital Mid Cap Relative Value Fund	272,577	(272,577)
Sterling Capital Real Estate Fund	264,316	(264,316)
Sterling Capital Small Cap Value Fund	14,546,122	(14,546,122)

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2023 was as follows:

	Distributions paid from
	Ordinary Income	Net Long- Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$540,559	$—	$540,559	$—	$540,559
Sterling Capital Mid Value Fund	189,120	7,939,154	8,128,274	—	8,128,274
Sterling Capital Behavioral Small Cap Value Equity Fund	1,849,184	—	1,849,184	—	1,849,184
Sterling Capital Special Opportunities Fund	—	38,439,138	38,439,138	—	38,439,138
Sterling Capital Equity Income Fund	55,370,491	118,112,434	173,482,925	—	173,482,925
Sterling Capital Behavioral International Equity Fund	3,693,298	—	3,693,298	—	3,693,298
Sterling Capital SMID Opportunities Fund	5,036	754,432	759,468	—	759,468
Sterling Capital Mid Cap Relative Value Fund	407,967	6,835,266	7,243,233	—	7,243,233
Sterling Capital Real Estate Fund	1,406,715	4,797,257	6,203,972	—	6,203,972
Sterling Capital Small Cap Value Fund	1,558,523	76,717,312	78,275,835	—	78,275,835
Sterling Capital Ultra Short Bond Fund	1,146,187	—	1,146,187	—	1,146,187
Sterling Capital Short Duration Bond Fund	3,892,164	—	3,892,164	—	3,892,164
Sterling Capital Intermediate U.S. Government Fund	447,781	—	447,781	—	447,781
Sterling Capital Total Return Bond Fund	34,534,996	—	34,534,996	—	34,534,996
Sterling Capital Long Duration Corporate Bond Fund	1,262,126	—	1,262,126	—	1,262,126
Sterling Capital Quality Income Fund	2,462,726	—	2,462,726	—	2,462,726
Sterling Capital North Carolina Intermediate Tax-Free Fund	126,020	—	126,020	3,039,971	3,165,991
Sterling Capital South Carolina Intermediate Tax-Free Fund	61,348	—	61,348	736,105	797,453
Sterling Capital Virginia Intermediate Tax-Free Fund	101,434	—	101,434	1,344,024	1,445,458
Sterling Capital West Virginia Intermediate Tax-Free Fund	66,372	—	66,372	1,919,955	1,986,327

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2022 was as follows:

	Distributions paid from
	Ordinary Income	Net Long- Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$518,406	$—	$518,406	$—	$518,406
Sterling Capital Mid Value Fund	3,025,584	3,001,788	6,027,372	—	6,027,372
Sterling Capital Behavioral Small Cap Value Equity Fund	1,145,447	9,770,223	10,915,670	—	10,915,670
Sterling Capital Special Opportunities Fund	3,009,729	77,664,798	80,674,527	—	80,674,527
Sterling Capital Equity Income Fund	33,703,773	41,216,260	74,920,033	—	74,920,033
Sterling Capital Behavioral International Equity Fund	4,057,335	—	4,057,335	—	4,057,335
Sterling Capital SMID Opportunities Fund	2,871	947,830	950,701	—	950,701
Sterling Capital Mid Cap Relative Value Fund	953,965	4,075,092	5,029,057	—	5,029,057
Sterling Capital Real Estate Fund	1,606,241	6,040,796	7,647,037	—	7,647,037
Sterling Capital Small Cap Value Fund	3,425,428	103,238,958	106,664,386	—	106,664,386
Sterling Capital Ultra Short Bond Fund	517,531	—	517,531	—	517,531
Sterling Capital Short Duration Bond Fund	3,060,515	—	3,060,515	—	3,060,515
Sterling Capital Intermediate U.S. Government Fund	422,409	—	422,409	—	422,409
Sterling Capital Total Return Bond Fund	33,469,774	11,121,245	44,591,019	—	44,591,019
Sterling Capital Long Duration Corporate Bond Fund	779,062	573,447	1,352,509	—	1,352,509
Sterling Capital Quality Income Fund	1,536,725	—	1,536,725	—	1,536,725
Sterling Capital North Carolina Intermediate Tax-Free Fund	172,396	—	172,396	2,750,935	2,923,331
Sterling Capital South Carolina Intermediate Tax-Free Fund	31,880	—	31,880	1,178,534	1,210,414
Sterling Capital Virginia Intermediate Tax-Free Fund	345,744	87,833	433,577	928,912	1,362,489
Sterling Capital West Virginia Intermediate Tax-Free Fund	26,734	7,835	34,569	1,545,334	1,579,903

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes. The Funds may also utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends.

Under current tax law, net capital losses or, if there are no such losses, net long-term capital losses or net short-term capital losses realized after October 31, net ordinary losses from the sale, exchange or other taxable disposition of property realized after October 31 and other net ordinary losses realized after December 31 of a Fund’s taxable year may be deferred and treated as occurring on the first business day of the following taxable year for tax purposes. The following Funds had deferred qualified late-year losses, which will be treated as arising on the first business day of the taxable year ending September 30, 2023:

	Qualified Late-Year Ordinary Losses	Qualified Late-Year Short-term Capital Losses	Qualified Late-Year Long-term Capital Losses
Sterling Capital Special Opportunities Fund	$1,032,276	$—	$—
Sterling Capital Ultra Short Bond Fund	—	—	124,979
Sterling Capital Short Duration Bond Fund	—	227,508	2,922,182
Sterling Capital Intermediate U.S. Government Fund	—	—	141,450
Sterling Capital Total Return Bond Fund	—	6,288,389	24,715,977
Sterling Capital Long Duration Corporate Bond Fund	—	555,876	747,166
Sterling Capital Quality Income Fund	—	12,568	389,786
Sterling Capital North Carolina Intermediate Tax-Free Fund	—	949,209	680,594
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	108,327	556,314
Sterling Capital Virginia Intermediate Tax-Free Fund	—	2,345	663,979
Sterling Capital West Virginia Intermediate Tax-Free Fund	—	161,189	1,301,403

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

As of September 30, 2023, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/ Tax Exempt Income	Undistributed Long Term Capital Gains	Distributable Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Distributable Earnings (Accumulated Deficit)

Sterling Capital Behavioral Large Cap Value Equity Fund	$8,981	$—	$8,981	$—	$(16,228,571)	$2,801,557	$(13,418,033)
Sterling Capital Mid Value Fund	626,030	2,295,954	2,921,984	—	—	8,147,857	11,069,841
Sterling Capital Behavioral Small Cap Value Equity Fund	570,992	—	570,992	—	(20,176)	8,047,139	8,597,955
Sterling Capital Special Opportunities Fund	—	71,908,862	71,908,862	—	(1,032,276)	157,798,657	228,675,243
Sterling Capital Equity Income Fund	3,908,409	146,933,923	150,842,332	(2)	—	565,491,621	716,333,951
Sterling Capital Behavioral International Equity Fund	5,740,634	—	5,740,634	—	(12,342,667)	9,508,143	2,906,110
Sterling Capital SMID Opportunities Fund	17,148	860,561	877,709	—	—	391,268	1,268,977
Sterling Capital Mid Cap Relative Value Fund	289,739	3,696,095	3,985,834	—	—	19,637,729	23,623,563
Sterling Capital Real Estate Fund	—	3,914,555	3,914,555	—	—	20,432,839	24,347,394
Sterling Capital Small Cap Value Fund	903,633	71,208,814	72,112,447	—	—	179,004,313	251,116,760
Sterling Capital Ultra Short Bond Fund	1,497	—	1,497	(2,944)	(1,381,347)	(142,418)	(1,525,212)
Sterling Capital Short Duration Bond Fund	299,340	—	299,340	(85,718)	(12,187,141)	(2,410,111)	(14,383,630)
Sterling Capital Intermediate U.S. Government Fund	126,355	—	126,355	(806)	(1,536,711)	(2,316,030)	(3,727,192)
Sterling Capital Total Return Bond Fund	2,451,221	—	2,451,221	(769,827)	(84,663,010)	(144,614,383)	(227,595,999)
Sterling Capital Long Duration Corporate Bond Fund	10,839	—	10,839	(116)	(1,920,773)	(8,293,544)	(10,203,594)
Sterling Capital Quality Income Fund	118,086	—	118,086	(118,000)	(3,067,859)	(10,751,099)	(13,818,872)
Sterling Capital North Carolina Intermediate Tax-Free Fund	219,018	—	219,018	(106,447)	(5,890,460)	(5,069,189)	(10,847,078)
Sterling Capital South Carolina Intermediate Tax-Free Fund	57,008	—	57,008	(28,539)	(1,187,303)	(1,464,027)	(2,622,861)
Sterling Capital Virginia Intermediate Tax-Free Fund	154,181	—	154,181	(91,013)	(1,980,869)	(2,449,403)	(4,367,104)

*	The primary differences between book basis and tax basis unrealized appreciation (depreciation) were due to the deferral of losses on wash sales, Passive Foreign Investment Companies, and the deferral of market discount and premium until time of sale and real estate investment trust adjustments.

Sterling Capital Funds

Notes to Financial Statements — (continued)

September 30, 2023

As of September 30, 2023, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

	Tax Cost	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Sterling Capital Behavioral Large Cap Value Equity Fund	$27,724,319	$3,748,854	$(947,297)	$2,801,557
Sterling Capital Mid Value Fund	37,505,618	11,238,428	(3,090,571)	8,147,857
Sterling Capital Behavioral Small Cap Value Equity Fund	82,535,713	11,730,403	(3,683,264)	8,047,139
Sterling Capital Special Opportunities Fund	308,580,781	171,411,001	(13,612,344)	157,798,657
Sterling Capital Equity Income Fund	1,314,170,979	598,264,818	(32,773,197)	565,491,621
Sterling Capital Behavioral International Equity Fund	105,668,021	13,961,838	(4,437,366)	9,524,472
Sterling Capital SMID Opportunities Fund	4,074,310	663,391	(272,123)	391,268
Sterling Capital Mid Cap Relative Value Fund	23,835,407	20,661,914	(1,024,185)	19,637,729
Sterling Capital Real Estate Fund	43,803,283	23,505,347	(3,072,508)	20,432,839
Sterling Capital Small Cap Value Fund	89,071,633	179,955,023	(950,710)	179,004,313
Sterling Capital Ultra Short Bond Fund	29,824,727	58,219	(200,637)	(142,418)
Sterling Capital Short Duration Bond Fund	107,265,117	634,085	(3,044,197)	(2,410,112)
Sterling Capital Intermediate U.S. Government Fund	18,745,579	45,997	(2,362,027)	(2,316,030)
Sterling Capital Total Return Bond Fund	1,147,865,315	1,703,322	(146,317,705)	(144,614,383)
Sterling Capital Long Duration Corporate Bond Fund	39,052,829	2,248	(8,295,794)	(8,293,546)
Sterling Capital Quality Income Fund	98,670,334	2,970	(10,754,069)	(10,751,099)
Sterling Capital North Carolina Intermediate Tax-Free Fund	137,921,038	242	(5,069,431)	(5,069,189)
Sterling Capital South Carolina Intermediate Tax-Free Fund	36,502,498	—	(1,464,027)	(1,464,027)
Sterling Capital Virginia Intermediate Tax-Free Fund	64,440,380	—	(2,449,403)	(2,449,403)
Sterling Capital West Virginia Intermediate Tax-Free Fund	82,452,772	2,966	(3,697,324)	(3,694,358)

11.	Subsequent Events:

Management has evaluated the need for the disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted no events other than those noted below that require recognition or disclosure in the financial statements.

On November 16, 2023, the Board approved the reorganization of the Sterling Capital SMID Opportunities Fund (the “Acquired Fund”) into the Sterling Capital Mid Value Fund (the “Acquiring Fund”). The reorganization is anticipated to close on or about January 26, 2024, and pursuant to which, all shares of the Acquired Fund will be exchanged for shares of the Acquiring Fund on a pro rata basis immediately after the closing date. This merger will qualify as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Sterling Capital Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Sterling Capital Funds comprising, Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, and Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Funds”), as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

November 22, 2023

Sterling Capital Funds

September 30, 2023

Notice to Shareholders (Unaudited)

All amounts and percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2023, each Fund is reporting the following items with regard to distributions paid during the year.

	Long-Term Capital Gain	Qualified Dividend Income %	(for corporate shareholders) Dividends Received Deduction %	Exempt- Interest Dividend	U.S. Government Income	Foreign Taxes Paid	Foreign Source Income
Sterling Capital Behavioral Large Cap Value Equity Fund	$—	100.00%	100.00%	$—	—	$—	$—
Sterling Capital Mid Value Fund	7,939,154	98.00%	97.35%	—	—	—	—
Sterling Capital Behavioral Small Cap Value Equity Fund	—	100.00%	87.97%	—	—	—	—
Sterling Capital Special Opportunities Fund	38,439,138	—	—	—	—	—	—
Sterling Capital Equity Income Fund	118,112,434	95.26%	91.76%	—	—	—	—
Sterling Capital Behavioral International Equity Fund	—	95.37%	—	—	—	555,017	5,647,182
Sterling Capital SMID Opportunities Fund	754,432	100.00%	100.00%	—	—	—	—
Sterling Capital Mid Cap Relative Value Fund	6,835,266	100.00%	100.00%	—	—	—	—
Sterling Capital Real Estate Fund	4,797,257	1.71%	—	—	—	—	—
Sterling Capital Small Cap Value Fund	76,717,312	100.00%	100.00%	—	—	—	—
Sterling Capital Ultra Short Duration Bond Fund	—	—	—	—	5.99%	—	—
Sterling Capital Short Duration Bond Fund	—	—	—	—	15.85%	—	—
Sterling Capital Intermediate U.S. Government Fund	—	—	—	—	9.61%	—	—
Sterling Capital Total Return Bond Fund	—	—	—	—	16.13%	—	—
Sterling Capital Long Duration Corporate Bond Fund	—	—	—	—	4.05%	—	—
Sterling Capital Quality Income Fund	—	—	—	—	1.22%	—	—
Sterling Capital North Carolina Intermediate Tax-Free Fund	—	—	—	96.01%	—	—	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	—	—	94.36%	—	—	—
Sterling Capital Virginia Intermediate Tax-Free Fund	—	—	—	92.98%	—	—	—
Sterling Capital West Virginia Intermediate Tax-Free Fund	—	—	—	96.67%	—	—	—

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at www. sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT reports, once filed, will be available without charge on the Commission’s website at www.sec.gov.

Sterling Capital Funds

September 30, 2023

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street, Suite 500, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES
Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Drew T. Kagan Birthdate: 02/48	Trustee, Chairman of the Board of Trustees	Indefinite, 08/00 — Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	20	None
Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From March 2013 to present, Partner, Newport Board Group; from July 2010 to March 2013, governance and leadership consultant; from June 1998 to July 2010, President and CEO of Peace College	20	None
Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	20	None
Alan G. Priest Birthdate: 05/52	Trustee	Indefinite, 07/12 — Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	20	None
Kimberly Storms Birthdate: 05/72	Trustee	Indefinite, 10/22 — Present	From 2004-2021, Senior Vice President and Director of Fund Administration SS&C ALPS; from 2012 to 2020, Principal Financial Officer of ALPS Series Trust (2012- 2020), Financial Investors Trust (2013-2020), Liberty All-Star Funds (2013-2020) and Cambria ETF Trust (2020)	20	Trustee, Consortio Funds Trust (2022 — Present)
David L. Wedding Birthdate: 08/58	Trustee	Indefinite, 10/22 — Present	Retired; from 2005 to 2020, Partner, Grant Thornton LLP	20	Board Member (2011-2020) and Chair of the Board (2012-2018), Grant Thornton LLP

On October 12, 2022 a special meeting of the shareholders of the Sterling Capital Funds was held pursuant to the notice given to all shareholders of record as of close of business on August 23, 2022, to elect Trustees of each Fund, each to hold office until their successors are duly elected and qualified. A quorum was established with greater than 50% of Trust outstanding share votes cast, in favor or, all Trustees.

Sterling Capital Funds

September 30, 2023

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEES
Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Scott A. Haenni* Birthdate: 02/73	Trustee	Indefinite, 05/23 — Present	From March 2023 to present, CEO, Sterling Capital; from January 2015 to March 2023, COO, Sterling Capital.	20	Director, Sterling Capital

*	Mr. Haenni is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Adviser.

The following table shows information for officers of the Funds as of September 30, 2023:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years
James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/12 — Present	From August 2020 to present, Managing Director, Sterling Capital Management LLC; From March 2012 to August 2020, Executive Director, Sterling Capital Management LLC; From June 2010 to March 2012, Director, Sterling Capital Management LLC and its predecessors
Todd M. Miller Birthdate: 09/71	Treasurer and Secretary	Indefinite, Treasurer, 01/15 — Present; Secretary, 08/10 — Present	From May 2021 to present, Executive Director, from June 2009 to May 2021, Director, Sterling Capital Management LLC and its predecessors
Michelle A. Whalen Birthdate: 04/69	Vice President	Indefinite, 11/15 — Present	From May 2021 to present, Director, from August 2015 to May 2021 Associate Director & Senior Mutual Fund Administrator, Sterling Capital; from September 2000 to July 2015, Supervisor
Charles A. Durham Birthdate: 06/79	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 06/18 — Present	From June 2018 to present, Chief Compliance Officer and Executive Director, Sterling Capital; from September 2010 to June 2018, Vice President, Senior Compliance Manager, Brown Brothers Harriman & Co.
Lisa M. Weaver Birthdate: 2/69	Assistant Treasurer	Indefinite, 04/23 — Present	From April 2023 to present, Senior Vice President, Fund Administration, The Bank of New York Mellon; From October 2018 to March 2023, Vice President, Fund Administration, The Bank of New York Mellon.
Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 — Present	From November 2011 to present, Vice President, Regulatory Administration Department, The Bank of New York Mellon.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

Liquidity Risk Management Program

The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Program”). The Funds’ board has designated Sterling Capital Management LLC (“Sterling Capital”) as the administrator of the Program. The Program’s principal objectives are to support the Funds’ compliance with limits on investments in illiquid assets and to mitigate the risk that a Fund is unable to meet its redemption obligations timely. In this regard, the Program includes a number of elements that support the management or assessment of liquidity risk, including an assessment of factors that influence a Fund’s liquidity and the periodic classification and, as determined necessary, re-classification of a Fund’s investments into buckets that reflect their relative liquidity under current market conditions.

The Funds’ Board reviewed a written report from Sterling Capital on May 17, 2023 addressing the Program’s operation, adequacy, and effectiveness (the “Report”). From January 1, 2022 through December 31, 2022, the period covered by the Report, the Program supported each Fund’s ability to honor redemption requests timely and Sterling Capital’s management of each Fund’s liquidity risk profile, including during any periods of market volatility and net redemptions.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Notice of Privacy Policy & Practices

Sterling Capital Funds provide this notice to you so that you will know what kinds of information we collect about shareholders1, prospective investors, and individuals (such as beneficiaries), and the circumstances in which that information may be disclosed to third parties who are not affiliated with Sterling Capital Funds.

Collection of Personal Information

We collect nonpublic personal information about you from the following sources:

●	Account Applications and other forms, which may include your name, address, social security number, and information about your investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in your account(s);

●	Correspondence, written, telephonic or electronic between you and Sterling Capital Funds or service providers working on behalf of Sterling Capital Funds;

●	Online, your name and e-mail address if you provide them; and

●	Third Parties, such as your financial intermediary in connection with your transactions, or third-party data services used to verify or update personal information that you provide.

To comply with federal regulations, information we receive from you or a third party will be used to verify your identity.

Disclosure of Personal Information

We may disclose your personal information as permitted by law to third parties who are not affiliated with the Sterling Capital Funds, including:

●	in connection with legal proceedings, such as responding to a subpoena;

●	to service providers who maintain or service shareholder accounts for Sterling Capital Funds or to a shareholder’s broker or agent; or to companies that mail account-related materials, such as shareholder reports; and

●	to perform marketing services on our behalf, or pursuant to a joint marketing agreement with another financial institution.

Safeguarding of Personal Information

Sterling Capital Funds employs policies, practices and procedures for safeguarding your personal information that we believe comply with applicable law, however no security measures are perfect or impenetrable.

We request that all service providers to Sterling Capital Funds:

●	maintain policies and procedures designed to assure only appropriate access to, and use of your personal information; and

●	maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard your nonpublic personal information.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s), including helping us improve the services we offer.

[1]	For purposes of this notice, the terms “shareholder” or “shareholders” includes both individual shareholders (both current and former) of the Sterling Capital Funds and individuals (such as beneficiaries, for example) whose nonpublic personal information is provided to the Sterling Capital Funds, even though they do not invest in Sterling Capital Funds shares.

INVESTMENT ADVISOR
Sterling Capital Management LLC
4350 Congress Street, Suite 1000

Charlotte, NC 28209

DISTRIBUTOR
Sterling Capital Distributors, LLC
3 Canal Plaza
Suite 100

Portland, ME 04101

LEGAL COUNSEL
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

STERLING
CAPITAL FUNDS

SC Funds 09.30.2023 | Sterling Capital Funds 2023©

Not A Deposit | Not FDIC Insured | Not Guaranteed By The Bank | Not Insured By Any Government Agency | May Lose Value

SCFunds-AR-2023

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $310,500 for 2023 and $310,500 for 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022. These audit-related services include issuance of consents to use the name of the auditor in new Fund filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $82,000 for 2023 and $82,000 for 2022. Fees for both 2023 and 2022 relate to the preparation of the registrant’s federal income and excise tax returns and review of the registrant’s capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2022.

(e)(1)	Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2022.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sterling Capital Funds

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date	November 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date	November 22, 2023

By (Signature and Title)	/s/ Todd M. Miller
Todd M. Miller, Treasurer
(principal financial officer)

Date	November 22, 2023